UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1352

Fidelity Devonshire Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2013

Item 1. Reports to Stockholders

Fidelity®

Equity-Income

Fund

Annual Report

January 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	19.63%	1.64%	7.05%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund, a class of the fund, on January 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Improvement in the U.S. economy helped lift equity benchmarks to double-digit gains for the year ending January 31, 2013, overcoming moments of volatility driven by sovereign debt woes in Europe, slower economic growth in China and gridlock in Congress. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and solid corporate earnings reports. The broad-based S&P 500® Index rose 16.78% for the year, crossing the milestone 1,500 mark near period end. The technology-heavy Nasdaq Composite Index® added 13.13%, and the blue-chip-laden Dow Jones Industrial AverageSM gained 12.75%. Early in the period, stocks rose on positive U.S. economic news and proposed bailouts in Europe. Although fear resurfaced in April and May, equities rebounded in June on central bank stimulus and new life in the housing market. In September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election sell-off. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with eight of the 10 sectors in the S&P 500® posting double-digit returns. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.41%.

Comments from James Morrow, Lead Portfolio Manager of Fidelity® Equity-Income Fund: For the year, the fund's Retail Class shares gained 19.63%, lagging the Russell 3000® Value Index, which rose 20.32%. Weak stock selection in the software/services industry hurt, though overweighting that strong-performing group tempered the decline. Security selection among energy names - especially Royal Dutch Shell and Penn West Petroleum, based in the Netherlands and Canada, respectively - as well as in diversified financials and telecommunication services further detracted. A small average cash stake also hurt in an up market. On the positive side, the fund's materials and utilities underweightings added value. The fund's high yield/convertible securities and global equity subportfolios were additional sources of outperformance. On an individual basis, the fund was hampered by limited exposure to financial firm Bank of America, whose shares sharply increased. Some untimely trades involving telecommunications provider Verizon Communications also detracted from returns. On the positive side, Comcast, a leading cable service provider and media company, continued to generate strong financial results, while in the financials sector, JPMorgan Chase was helpful. Underweightings in two weak-performing energy stocks, Occidental Petroleum and Exxon Mobil also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Equity-Income	.66%
Actual		$ 1,000.00	$ 1,119.00	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.35
Class K	.53%
Actual		$ 1,000.00	$ 1,119.60	$ 2.82
HypotheticalA		$ 1,000.00	$ 1,022.47	$ 2.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.7	3.6
Chevron Corp.	2.8	3.6
Procter & Gamble Co.	2.8	2.6
Comcast Corp. Class A	2.8	2.8
Wells Fargo & Co.	2.5	3.0
Pfizer, Inc.	2.2	2.3
Johnson & Johnson	2.2	2.1
General Electric Co.	2.2	2.1
Royal Dutch Shell PLC Class A	2.1	1.9
Paychex, Inc.	1.9	2.0
	25.2
Top Five Market Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.3	18.5
Energy	13.8	14.0
Health Care	13.4	12.8
Industrials	10.5	9.9
Consumer Staples	10.3	11.0
Asset Allocation (% of fund's net assets)
As of January 31, 2013 *		As of July 31, 2012 **
	Stocks 92.2%		Stocks 91.5%
	Bonds 0.2%		Bonds 1.0%
	Convertible Securities 5.1%		Convertible Securities 3.7%
	Other Investments 0.4%		Other Investments 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 2.1%		Short-Term Investments and Net Other Assets (Liabilities) 3.6%
* Foreign investments	14.1%	** Foreign investments	14.6%

Annual Report

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 91.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.2%
Gentex Corp.	740,772	$ 14,171
Diversified Consumer Services - 0.1%
Strayer Education, Inc. (e)	214,950	12,231
Hotels, Restaurants & Leisure - 1.3%
CEC Entertainment, Inc.	287,300	9,469
Cedar Fair LP (depositary unit)	193,119	7,246
McDonald's Corp.	695,436	66,268
Texas Roadhouse, Inc. Class A	794,752	13,980
The Restaurant Group PLC	269,853	1,612
Yum! Brands, Inc.	178,417	11,586
		110,161
Household Durables - 0.0%
Coway Co. Ltd.	48,500	2,108
Media - 4.5%
Comcast Corp. Class A	6,393,479	243,464
Informa PLC	356,524	2,708
Ipsos SA	61,477	2,450
McGraw-Hill Companies, Inc.	24,800	1,426
PT Media Nusantara Citra Tbk	6,784,000	1,661
Time Warner, Inc.	2,772,153	140,049
		391,758
Multiline Retail - 1.5%
Kohl's Corp.	380,238	17,601
Target Corp.	1,920,549	116,020
		133,621
Specialty Retail - 0.9%
Dunelm Group PLC	135,200	1,630
Limited Brands, Inc.	40,300	1,935
Lowe's Companies, Inc.	1,321,192	50,456
Staples, Inc.	1,209,804	16,308
USS Co. Ltd.	12,160	1,364
WH Smith PLC	336,292	3,552
Workman Co. Ltd.	1,700	48
		75,293
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.1%
Hugo Boss AG	23,400	$ 2,754
VF Corp.	23,500	3,468
		6,222
TOTAL CONSUMER DISCRETIONARY		745,565
CONSUMER STAPLES - 10.3%
Beverages - 2.1%
Anheuser-Busch InBev SA NV	243,122	21,392
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	41,883	1,971
Dr. Pepper Snapple Group, Inc.	79,431	3,580
Molson Coors Brewing Co. Class B	438,595	19,816
PepsiCo, Inc.	1,178,887	85,882
The Coca-Cola Co.	1,352,146	50,354
		182,995
Food & Staples Retailing - 2.4%
Clicks Group Ltd.	386,354	2,592
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	64,504	2,351
Safeway, Inc.	3,398,019	65,412
Sysco Corp.	658,975	20,936
Wal-Mart Stores, Inc.	551,791	38,598
Walgreen Co.	2,050,381	81,933
		211,822
Food Products - 0.9%
Astral Foods Ltd.	143,654	1,417
Hilton Food Group PLC	500,312	2,504
Kellogg Co.	1,237,491	72,393
Nestle Foods Nigeria PLC	194,336	1,039
		77,353
Household Products - 3.2%
Kimberly-Clark Corp.	282,004	25,242
Procter & Gamble Co.	3,262,729	245,227
Reckitt Benckiser Group PLC	83,111	5,539
		276,008
Tobacco - 1.7%
Altria Group, Inc.	1,745,139	58,776
British American Tobacco PLC:
(United Kingdom)	124,400	6,465
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - continued
British American Tobacco PLC: - continued
sponsored ADR	195,572	$ 20,320
Japan Tobacco, Inc.	102,900	3,204
KT&G Corp.	29,980	2,091
Lorillard, Inc.	594,621	23,232
Philip Morris International, Inc.	268,078	23,634
Swedish Match Co. AB	148,600	5,577
		143,299
TOTAL CONSUMER STAPLES		891,477
ENERGY - 12.9%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	259,871	16,520
Exterran Partners LP	436,706	10,254
Halliburton Co.	883,070	35,923
National Oilwell Varco, Inc.	222,639	16,506
Noble Corp.	825,302	33,425
Trinidad Drilling Ltd.	1,688,100	12,186
		124,814
Oil, Gas & Consumable Fuels - 11.5%
Apache Corp.	600,103	50,265
BG Group PLC	232,000	4,121
BP PLC	484,875	3,589
BP PLC sponsored ADR	1,501,565	66,850
Buckeye Partners LP	200,230	10,540
Canadian Natural Resources Ltd.	1,135,200	34,281
Chevron Corp.	2,142,872	246,752
ENI SpA	189,600	4,736
EV Energy Partners LP	480,797	28,271
Exxon Mobil Corp.	1,782,584	160,379
Holly Energy Partners LP	232,744	8,367
HollyFrontier Corp.	429,241	22,415
Inergy Midstream LP	12,619	299
Legacy Reserves LP	415,700	10,455
Markwest Energy Partners LP	456,859	25,228
Occidental Petroleum Corp.	201,700	17,804
Penn West Petroleum Ltd. (e)	1,453,945	14,709
Pioneer Southwest Energy Partners LP	346,953	8,806
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Royal Dutch Shell PLC:
Class A (United Kingdom)	176,664	$ 6,263
Class A sponsored ADR	2,469,100	174,121
Southcross Energy Partners LP	197,500	4,645
Suncor Energy, Inc.	906,600	30,814
Tesoro Logistics LP	21,200	933
The Williams Companies, Inc.	1,510,025	52,926
Western Gas Equity Partners LP	136,620	4,612
Western Gas Partners LP	35,800	1,882
		994,063
TOTAL ENERGY		1,118,877
FINANCIALS - 19.4%
Capital Markets - 3.3%
Apollo Investment Corp.	1,720,753	15,487
Ashmore Group PLC	3,343,732	18,938
AURELIUS AG	22,434	1,413
BlackRock, Inc. Class A	157,900	37,309
Charles Schwab Corp.	2,721,166	44,981
ICAP PLC	485,000	2,509
KKR & Co. LP	3,275,200	55,285
Manning & Napier, Inc. (i)	679,190	9,577
Morgan Stanley	1,721,471	39,336
The Blackstone Group LP	3,146,635	58,213
UBS AG	153,154	2,660
		285,708
Commercial Banks - 5.0%
Aozora Bank Ltd.	355,000	998
Banco Santander Chile	12,730,039	971
Barclays PLC	602,782	2,894
Comerica, Inc.	470,000	16,149
Cullen/Frost Bankers, Inc.	362,697	21,359
DGB Financial Group Co. Ltd.	94,370	1,266
Guaranty Trust Bank PLC	7,800,000	1,220
HSBC Holdings PLC (United Kingdom)	1	0
Itau Unibanco Holding SA sponsored ADR	160,000	2,757
M&T Bank Corp.	307,800	31,608
National Penn Bancshares, Inc.	188,300	1,836
Seven Bank Ltd.	605,700	1,464
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Standard Chartered PLC (United Kingdom)	1,108,181	$ 29,483
SunTrust Banks, Inc.	866,119	24,572
Svenska Handelsbanken AB (A Shares)	128,000	5,234
U.S. Bancorp	2,201,202	72,860
Wells Fargo & Co.	6,267,150	218,285
		432,956
Diversified Financial Services - 4.7%
Bank of America Corp.	1,587,800	17,974
Citigroup, Inc.	255,000	10,751
Inversiones La Construccion SA	46,228	907
JPMorgan Chase & Co.	6,837,302	321,694
KKR Financial Holdings LLC	4,735,345	52,041
London Stock Exchange Group PLC	112,900	2,156
		405,523
Insurance - 4.5%
ACE Ltd.	771,959	65,871
AFLAC, Inc.	569,000	30,191
Assured Guaranty Ltd.	942,580	17,089
Berkshire Hathaway, Inc. Class B (a)	217,644	21,096
Euler Hermes SA	26,423	2,359
Fairfax Financial Holdings Ltd. (sub. vtg.)	4,500	1,615
FBD Holdings PLC	126,280	1,869
Hanover Insurance Group, Inc.	402,598	16,732
MetLife, Inc.	3,921,469	146,428
MetLife, Inc. unit	477,100	23,225
Prudential Financial, Inc.	396,300	22,938
Resolution Ltd.	446,800	1,860
Validus Holdings Ltd.	1,011,791	36,839
		388,112
Real Estate Investment Trusts - 1.8%
American Capital Agency Corp.	892,402	28,227
American Tower Corp.	39,300	2,993
Annaly Capital Management, Inc.	1,260,900	18,750
Coresite Realty Corp.	77,703	2,292
DCT Industrial Trust, Inc.	665,600	4,699
First Potomac Realty Trust	60,219	825
Home Properties, Inc.	195,500	12,017
Japan Retail Fund Investment Corp.	1,308	2,477
Lexington Corporate Properties Trust	458,400	5,042
LTC Properties, Inc.	223,381	8,319
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Rayonier, Inc.	568,261	$ 30,595
Retail Properties America, Inc.	1,591,950	20,600
Two Harbors Investment Corp.	699,778	8,691
Ventas, Inc.	152,903	10,136
		155,663
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (j)	393,400	7,868
Daito Trust Construction Co. Ltd.	26,100	2,574
Relo Holdings Corp.	47,200	1,739
		12,181
TOTAL FINANCIALS		1,680,143
HEALTH CARE - 12.7%
Biotechnology - 0.4%
Amgen, Inc.	208,325	17,803
Grifols SA ADR	113,945	3,032
PDL BioPharma, Inc. (e)	2,196,326	15,111
		35,946
Health Care Equipment & Supplies - 0.8%
Abbott Laboratories	404,244	13,696
Baxter International, Inc.	147,000	9,972
Covidien PLC	447,200	27,878
St. Jude Medical, Inc.	389,238	15,842
		67,388
Health Care Providers & Services - 1.9%
Aetna, Inc.	723,600	34,899
Cardinal Health, Inc.	452,000	19,802
McKesson Corp.	126,840	13,347
Psychemedics Corp.	113,100	1,349
UnitedHealth Group, Inc.	384,100	21,206
WellPoint, Inc.	1,138,672	73,809
		164,412
Health Care Technology - 0.1%
Quality Systems, Inc.	411,108	7,499
Pharmaceuticals - 9.5%
AbbVie, Inc.	1,366,644	50,142
AstraZeneca PLC sponsored ADR	991,800	47,785
Eli Lilly & Co.	1,048,541	56,296
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
GlaxoSmithKline PLC	258,500	$ 5,913
Johnson & Johnson	2,536,879	187,526
Merck & Co., Inc.	3,728,846	161,273
Pfizer, Inc.	7,176,901	195,786
Roche Holding AG (participation certificate)	25,549	5,654
Sanofi SA	531,928	51,856
Teva Pharmaceutical Industries Ltd. sponsored ADR	901,180	34,236
Warner Chilcott PLC	1,759,600	24,934
Zoetis, Inc. Class A	71,500	1,859
		823,260
TOTAL HEALTH CARE		1,098,505
INDUSTRIALS - 9.8%
Aerospace & Defense - 1.7%
Raytheon Co.	893,346	47,061
Rockwell Collins, Inc.	274,380	16,155
United Technologies Corp.	944,615	82,720
		145,936
Air Freight & Logistics - 1.7%
C.H. Robinson Worldwide, Inc.	698,700	46,219
United Parcel Service, Inc. Class B	1,309,965	103,867
		150,086
Airlines - 0.0%
Copa Holdings SA Class A	40,900	4,483
Commercial Services & Supplies - 1.4%
Intrum Justitia AB	1,238,600	20,066
Multiplus SA	38,300	823
Pitney Bowes, Inc. (e)	848,200	12,223
Republic Services, Inc.	2,642,874	84,281
		117,393
Electrical Equipment - 0.4%
Eaton Corp. PLC	192,500	10,963
Emerson Electric Co.	224,128	12,831
Hubbell, Inc. Class B	105,928	9,645
		33,439
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 2.2%
General Electric Co.	8,398,810	$ 187,125
Koninklijke Philips Electronics NV	144,257	4,493
		191,618
Machinery - 1.5%
Briggs & Stratton Corp.	1,283,085	30,448
Cummins, Inc.	173,090	19,876
Douglas Dynamics, Inc.	848,483	11,183
Harsco Corp.	376,207	9,590
Illinois Tool Works, Inc.	295,513	18,567
Muehlbauer Holding AG & Co.	43,045	1,383
Stanley Black & Decker, Inc.	545,797	41,934
		132,981
Marine - 0.0%
Irish Continental Group PLC unit	62,900	1,693
Professional Services - 0.3%
Michael Page International PLC	3,902,783	25,205
Road & Rail - 0.3%
Union Pacific Corp.	166,700	21,914
Trading Companies & Distributors - 0.3%
Watsco, Inc.	265,885	20,034
Wolseley PLC	40,336	1,884
		21,918
TOTAL INDUSTRIALS		846,666
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 1.5%
Cisco Systems, Inc.	6,533,326	134,391
Computers & Peripherals - 0.6%
Apple, Inc.	51,910	23,635
Dell, Inc.	1,627,573	21,549
Lexmark International, Inc. Class A (e)	248,038	5,968
		51,152
IT Services - 4.6%
Accenture PLC Class A	818,133	58,816
Cognizant Technology Solutions Corp. Class A (a)	694,618	54,305
Fidelity National Information Services, Inc.	143,032	5,308
IBM Corp.	526,892	106,996
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Paychex, Inc.	5,081,946	$ 165,824
The Western Union Co.	577,400	8,216
		399,465
Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices, Inc.	74,600	3,256
Applied Materials, Inc.	3,392,600	43,798
Chipbond Technology Corp.	558,000	1,149
KLA-Tencor Corp.	322,535	17,710
Siliconware Precision Industries Co. Ltd. sponsored ADR	3,574,448	18,337
Taiwan Semiconductor Manufacturing Co. Ltd.	1,078,000	3,694
		87,944
Software - 0.9%
CA Technologies, Inc.	568,600	14,113
Microsoft Corp.	2,182,703	59,959
		74,072
TOTAL INFORMATION TECHNOLOGY		747,024
MATERIALS - 0.8%
Chemicals - 0.4%
Akzo Nobel NV	37,140	2,541
Arkema SA	22,400	2,555
Clariant AG (Reg.)	129,712	1,777
Eastman Chemical Co.	286,800	20,406
Israel Chemicals Ltd.	172,200	2,281
LyondellBasell Industries NV Class A	62,100	3,938
Monsanto Co.	21,954	2,225
		35,723
Metals & Mining - 0.4%
ArcelorMittal SA Class A unit (e)	364,700	6,258
Commercial Metals Co.	1,099,817	18,312
Nucor Corp.	276,200	12,708
		37,278
TOTAL MATERIALS		73,001
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	2,598,909	$ 90,416
CenturyLink, Inc.	476,571	19,277
HKT Trust / HKT Ltd. unit	3,960,000	3,692
LG Telecom Ltd.	240,610	1,800
Nippon Telegraph & Telephone Corp.	41,000	1,717
Telenor ASA	176,200	3,887
Telstra Corp. Ltd.	422,275	2,026
Verizon Communications, Inc.	3,345,692	145,906
		268,721
Wireless Telecommunication Services - 0.9%
Empresa Nacional de Telecomunicaciones SA (ENTEL)	41,142	895
Far EasTone Telecommunications Co. Ltd.	579,000	1,472
Mobile TeleSystems OJSC (a)	132,700	1,134
Vodafone Group PLC	27,939,799	76,252
		79,753
TOTAL TELECOMMUNICATION SERVICES		348,474
UTILITIES - 4.6%
Electric Utilities - 3.2%
Duke Energy Corp.	516,079	35,475
Edison International	193,700	9,334
FirstEnergy Corp.	950,730	38,495
ITC Holdings Corp.	28,693	2,324
NextEra Energy, Inc.	662,028	47,699
Northeast Utilities	504,835	20,562
PPL Corp.	2,798,390	84,763
Southern Co.	769,025	34,014
SP AusNet unit	1,397,908	1,676
Spark Infrastructure Group unit	996,438	1,824
		276,166
Gas Utilities - 0.0%
YESCO Co. Ltd.	39,470	1,085
Multi-Utilities - 1.4%
CMS Energy Corp.	174,400	4,482
GDF Suez	476,400	9,774
National Grid PLC	2,569,541	28,136
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - continued
PG&E Corp.	689,910	$ 29,418
Sempra Energy	698,053	52,389
		124,199
Water Utilities - 0.0%
Aguas Andinas SA	1,089,814	807
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	32,600	1,451
		2,258
TOTAL UTILITIES		403,708
TOTAL COMMON STOCKS (Cost $6,773,445)		7,953,440
Preferred Stocks - 2.1%

Convertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Co. 4.75%	398,816	17,277
Media - 0.1%
Interpublic Group of Companies, Inc. 5.25%	7,300	8,231
TOTAL CONSUMER DISCRETIONARY		25,508
FINANCIALS - 0.3%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	14,900	18,923
Real Estate Investment Trusts - 0.1%
Health Care REIT, Inc. Series I, 6.50%	162,100	9,498
TOTAL FINANCIALS		28,421
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	41,700	8,493
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.1%
HealthSouth Corp. Series A 6.50%	12,600	$ 14,018
TOTAL HEALTH CARE		22,511
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.2%
United Technologies Corp. 7.50%	341,300	19,434
Professional Services - 0.1%
Nielsen Holdings B.V. 6.25%	149,500	8,705
TOTAL INDUSTRIALS		28,139
MATERIALS - 0.1%
Metals & Mining - 0.1%
ArcelorMittal SA 6.00% (a)	300,500	7,774
UTILITIES - 0.4%
Electric Utilities - 0.4%
NextEra Energy, Inc.:
5.889%	203,449	10,461
Series E, 5.599%	221,000	11,526
PPL Corp. 8.75%	168,700	9,243
		31,230
TOTAL CONVERTIBLE PREFERRED STOCKS		143,583
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	43,309	10,711
FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc. 7.00% (f)	28,901	28,034
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Diversified Financial Services - 0.0%
GMAC Capital Trust I Series 2, 8.125%	43,349	$ 1,156
TOTAL FINANCIALS		29,190
TOTAL NONCONVERTIBLE PREFERRED STOCKS		39,901
TOTAL PREFERRED STOCKS (Cost $167,273)		183,484
Corporate Bonds - 3.7%
		Principal Amount (000s)
Convertible Bonds - 3.5%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 5.5% 11/9/15 (f)	EUR	9,200	14,422
Hotels, Restaurants & Leisure - 0.0%
MGM Mirage, Inc. 4.25% 4/15/15		$ 4,330	4,706
TOTAL CONSUMER DISCRETIONARY			19,128
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Amyris, Inc. 3% 2/27/17		2,101	1,459
Chesapeake Energy Corp. 2.5% 5/15/37		10,430	10,073
Massey Energy Co. 3.25% 8/1/15		12,090	11,606
Peabody Energy Corp. 4.75% 12/15/66		8,776	8,365
Ship Finance International Ltd. 3.25% 2/1/18		4,710	4,747
Western Refining, Inc. 5.75% 6/15/14		1,780	6,188
			42,438
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (d)(f)		17,382	7,453
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.1%
Teleflex, Inc. 3.875% 8/1/17		6,640	8,791
Corporate Bonds - continued
		Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.4%
WellPoint, Inc. 2.75% 10/15/42 (f)		$ 28,610	$ 31,438
TOTAL HEALTH CARE			40,229
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.2%
Covanta Holding Corp. 3.25% 6/1/14		16,680	21,289
Construction & Engineering - 0.2%
MasTec, Inc.:
4% 6/15/14		5,860	10,698
4.25% 12/15/14		2,180	4,097
			14,795
TOTAL INDUSTRIALS			36,084
INFORMATION TECHNOLOGY - 1.5%
Communications Equipment - 0.1%
InterDigital, Inc. 2.5% 3/15/16		11,920	12,963
Computers & Peripherals - 0.3%
EMC Corp. 1.75% 12/1/13		4,760	7,364
SanDisk Corp. 1.5% 8/15/17		12,890	16,024
			23,388
Internet Software & Services - 0.1%
VeriSign, Inc. 3.25% 8/15/37		6,990	9,707
IT Services - 0.1%
CACI International, Inc. 2.125% 5/1/14		4,900	5,384
Semiconductors & Semiconductor Equipment - 0.6%
GT Advanced Technologies, Inc. 3% 10/1/17		15,060	11,427
Intel Corp. 3.25% 8/1/39		11,240	13,432
Microchip Technology, Inc. 2.125% 12/15/37		4,500	5,828
Micron Technology, Inc. 3.125% 5/1/32 (f)		12,070	13,119
Novellus Systems, Inc. 2.625% 5/15/41		3,780	5,268
			49,074
Software - 0.3%
Nuance Communications, Inc. 2.75% 11/1/31		26,800	29,899
TOTAL INFORMATION TECHNOLOGY			130,415
Corporate Bonds - continued
		Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
MATERIALS - 0.1%
Metals & Mining - 0.1%
Goldcorp, Inc. 2% 8/1/14		$ 4,090	$ 4,402
Newmont Mining Corp. 1.25% 7/15/14		6,510	7,283
			11,685
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (f)		12,670	13,747
TOTAL CONVERTIBLE BONDS			301,179
Nonconvertible Bonds - 0.2%
FINANCIALS - 0.1%
Consumer Finance - 0.0%
GMAC LLC 8% 11/1/31		2,370	2,992
Diversified Financial Services - 0.1%
Goldman Sachs Capital II 4% (g)(h)		11,520	9,389
TOTAL FINANCIALS			12,381
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
AbitibiBowater, Inc. 10.25% 10/15/18		4,229	4,874
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (f)		1,895	2,054
TOTAL NONCONVERTIBLE BONDS			19,309
TOTAL CORPORATE BONDS (Cost $307,804)			320,488
Floating Rate Loans - 0.0%
		Principal Amount (000s)	Value (000s)
FINANCIALS - 0.0%
Insurance - 0.0%
Asurion Corp. Tranche 2LN, term loan 9% 5/24/19 (h)		$ 3,906	$ 4,013
TOTAL FLOATING RATE LOANS (Cost $3,898)			4,013
Other - 0.4%
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
EQTY ER Holdings, LLC 12% 1/28/18 (i)(j)(k)		22,667	22,667
		Shares
EQTY ER Holdings, LLC (i)(j)(k)		11,333,334	11,333
TOTAL OTHER (Cost $34,000)			34,000
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.16% (b)	150,406,839	150,407
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	37,338,250	37,338
TOTAL MONEY MARKET FUNDS (Cost $187,745)		187,745
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $7,474,165)		8,683,170
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(5,745)
NET ASSETS - 100%		$ 8,677,425
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $110,267,000 or 1.3% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Affiliated company

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $41,868,000 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 7,868
EQTY ER Holdings, LLC 12% 1/28/18	1/29/13	$ 22,667
EQTY ER Holdings, LLC	1/29/13	$ 11,333
(k) Investments represent a non-operating interest in oil and gas wells through an entity owned by the fund that is treated as a corporation for U.S. tax purposes.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 344
Fidelity Securities Lending Cash Central Fund	1,955
Total	$ 2,299
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
EQTY ER Holdings, LLC 12% 1/28/18	$ -	$ 22,667	$ -	$ -	$ 22,667
EQTY ER Holdings, LLC	-	11,333	-	-	11,333
Manning & Napier, Inc.	6,642	2,456	-	435	9,577
Total	$ 6,642	$ 36,456	$ -	$ 435	$ 43,577
Other Information

The following is a summary of the inputs used, as of January 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 781,784	$ 773,553	$ 8,231	$ -
Consumer Staples	891,477	863,620	27,857	-
Energy	1,118,877	1,104,289	14,588	-
Financials	1,737,754	1,663,575	66,311	7,868
Health Care	1,121,016	1,049,229	71,787	-
Industrials	874,805	861,607	13,198	-
Information Technology	747,024	743,330	3,694	-
Materials	80,775	73,001	7,774	-
Telecommunication Services	348,474	270,505	77,969	-
Utilities	434,938	375,572	59,366	-
Corporate Bonds	320,488	-	320,488	-
Floating Rate Loans	4,013	-	4,013	-
Other/Energy	34,000	-	-	34,000
Money Market Funds	187,745	187,745	-	-
Total Investments in Securities:	$ 8,683,170	$ 7,966,026	$ 675,276	$ 41,868
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	85.9%
United Kingdom	6.4%
Ireland	1.4%
Switzerland	1.3%
Canada	1.1%
Others (Individually Less Than 1%)	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $38,085) - See accompanying schedule: Unaffiliated issuers (cost $7,243,843)	$ 8,451,848
Fidelity Central Funds (cost $187,745)	187,745
Other affiliated issuers (cost $42,577)	43,577
Total Investments (cost $7,474,165)		$ 8,683,170
Cash		52
Foreign currency held at value (cost $99)		99
Receivable for investments sold		58,904
Receivable for fund shares sold		3,872
Dividends receivable		14,307
Interest receivable		2,590
Distributions receivable from Fidelity Central Funds		59
Prepaid expenses		15
Other receivables		1,216
Total assets		8,764,284

Liabilities
Payable for investments purchased	$ 27,490
Payable for fund shares redeemed	16,761
Accrued management fee	3,258
Other affiliated payables	1,160
Other payables and accrued expenses	852
Collateral on securities loaned, at value	37,338
Total liabilities		86,859

Net Assets		$ 8,677,425
Net Assets consist of:
Paid in capital		$ 8,509,845
Undistributed net investment income		8,523
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,049,973)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,209,030
Net Assets		$ 8,677,425

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2013

Equity-Income: Net Asset Value, offering price and redemption price per share ($6,400,965 ÷ 128,741 shares)	$ 49.72

Class K: Net Asset Value, offering price and redemption price per share ($2,276,460 ÷ 45,801 shares)	$ 49.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2013

Investment Income
Dividends (including $435 earned from other affiliated issuers)		$ 287,646
Interest		16,251
Income from Fidelity Central Funds		2,299
Total income		306,196

Expenses
Management fee	$ 39,400
Transfer agent fees	13,369
Accounting and security lending fees	1,239
Custodian fees and expenses	206
Independent trustees' compensation	59
Appreciation in deferred trustee compensation account	1
Registration fees	108
Audit	192
Legal	41
Miscellaneous	97
Total expenses before reductions	54,712
Expense reductions	(950)	53,762
Net investment income (loss)		252,434
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	813,737
Foreign currency transactions	116
Total net realized gain (loss)		813,853
Change in net unrealized appreciation (depreciation) on: Investment securities	485,587
Assets and liabilities in foreign currencies	(59)
Total change in net unrealized appreciation (depreciation)		485,528
Net gain (loss)		1,299,381
Net increase (decrease) in net assets resulting from operations		$ 1,551,815

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 252,434	$ 224,295
Net realized gain (loss)	813,853	1,670,941
Change in net unrealized appreciation (depreciation)	485,528	(2,536,097)
Net increase (decrease) in net assets resulting from operations	1,551,815	(640,861)
Distributions to shareholders from net investment income	(248,423)	(215,914)
Share transactions - net increase (decrease)	(1,576,112)	(2,800,870)
Total increase (decrease) in net assets	(272,720)	(3,657,645)

Net Assets
Beginning of period	8,950,145	12,607,790
End of period (including undistributed net investment income of $8,523 and undistributed net investment income of $8,394, respectively)	$ 8,677,425	$ 8,950,145

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 42.77	$ 45.57	$ 37.93	$ 27.48	$ 52.25
Income from Investment Operations
Net investment income (loss) B	1.32	.89	.66	.63	1.00
Net realized and unrealized gain (loss)	6.95	(2.80)	7.72	10.51	(23.96)
Total from investment operations	8.27	(1.91)	8.38	11.14	(22.96)
Distributions from net investment income	(1.32)	(.89)	(.74)	(.69)	(.96)
Distributions from net realized gain	-	-	-	-	(.85)
Total distributions	(1.32)	(.89)	(.74)	(.69)	(1.81)
Net asset value, end of period	$ 49.72	$ 42.77	$ 45.57	$ 37.93	$ 27.48
Total Return A	19.63%	(4.15)%	22.32%	41.02%	(45.16)%
Ratios to Average Net Assets C, E
Expenses before reductions	.67%	.68%	.69%	.74%	.71%
Expenses net of fee waivers, if any	.67%	.68%	.69%	.74%	.71%
Expenses net of all reductions	.66%	.67%	.68%	.74%	.71%
Net investment income (loss)	2.89%	2.04%	1.62%	1.87%	2.38%
Supplemental Data
Net assets, end of period (in millions)	$ 6,401	$ 6,844	$ 10,049	$ 15,061	$ 15,070
Portfolio turnover rate D	43%	80%	28%	30%	33%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended January 31,	2013	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 42.76	$ 45.56	$ 37.93	$ 27.48	$ 51.47
Income from Investment Operations
Net investment income (loss) D	1.38	.95	.72	.72	.61
Net realized and unrealized gain (loss)	6.95	(2.79)	7.72	10.48	(23.80)
Total from investment operations	8.33	(1.84)	8.44	11.20	(23.19)
Distributions from net investment income	(1.39)	(.96)	(.81)	(.75)	(.80)
Net asset value, end of period	$ 49.70	$ 42.76	$ 45.56	$ 37.93	$ 27.48
Total Return B, C	19.78%	(4.00)%	22.50%	41.30%	(45.45)%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.53%	.53%	.54%	.53% A
Expenses net of fee waivers, if any	.53%	.53%	.53%	.54%	.53% A
Expenses net of all reductions	.52%	.52%	.53%	.54%	.53% A
Net investment income (loss)	3.03%	2.19%	1.78%	2.07%	2.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 2,276	$ 2,106	$ 2,559	$ 2,017	$ 711
Portfolio turnover rate F	43%	80%	28%	30%	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt Securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to equity-debt classifications, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,343,864
Gross unrealized depreciation	(158,217)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,185,647

Tax Cost	$ 7,497,523

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,375
Capital loss carryforward	$ (1,029,110)
Net unrealized appreciation (depreciation)	$ 1,185,673

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (1,029,110)

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2013	January 31, 2012
Ordinary Income	$ 248,423	$ 215,914

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,564,054 and $5,001,121, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Equity-Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Equity-Income	$ 12,318.19
Class K	1,051.05
	$ 13,369

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $57 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $23 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,092. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,955, including $14 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $948 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody accounting expenses by $2.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2013	2012
From net investment income
Equity-Income	$ 184,959	$ 168,293
Class K	63,464	47,621
Total	$ 248,423	$ 215,914

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Equity-Income
Shares sold	14,447	17,424	$ 652,997	$ 768,861
Reinvestment of distributions	3,847	3,805	176,234	161,431
Shares redeemed	(49,571)	(81,714)	(2,252,887)	(3,452,168)
Net increase (decrease)	(31,277)	(60,485)	$ (1,423,656)	$ (2,521,876)

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10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Class K
Shares sold	14,463	20,736	$ 662,159	$ 882,621
Reinvestment of distributions	1,385	1,117	63,464	47,621
Shares redeemed	(19,293)	(28,765)	(878,079)	(1,209,236)
Net increase (decrease)	(3,445)	(6,912)	$ (152,456)	$ (278,994)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Equity-Income designates 82%, 79%, 79% and 78% of the dividends distributed in April, July, October and December 2012, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Equity-Income designates 96%, 95%, 95% and 95% of the dividends distributed in April, July, October and December 2012, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EQU-UANN-0313
1.789253.111

Fidelity®

Equity-Income

Fund -
Class K

Annual Report

January 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class KA	19.78%	1.80%	7.13%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Equity-Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund - Class K on January 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Improvement in the U.S. economy helped lift equity benchmarks to double-digit gains for the year ending January 31, 2013, overcoming moments of volatility driven by sovereign debt woes in Europe, slower economic growth in China and gridlock in Congress. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and solid corporate earnings reports. The broad-based S&P 500® Index rose 16.78% for the year, crossing the milestone 1,500 mark near period end. The technology-heavy Nasdaq Composite Index® added 13.13%, and the blue-chip-laden Dow Jones Industrial AverageSM gained 12.75%. Early in the period, stocks rose on positive U.S. economic news and proposed bailouts in Europe. Although fear resurfaced in April and May, equities rebounded in June on central bank stimulus and new life in the housing market. In September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election sell-off. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with eight of the 10 sectors in the S&P 500® posting double-digit returns. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.41%.

Comments from James Morrow, Lead Portfolio Manager of Fidelity® Equity-Income Fund: For the year, the fund's Class K shares gained 19.78%, lagging the Russell 3000® Value Index, which rose 20.32%. Weak stock selection in the software/services industry hurt, though overweighting that strong-performing group tempered the decline. Security selection among energy names - especially Royal Dutch Shell and Penn West Petroleum, based in the Netherlands and Canada, respectively - as well as in diversified financials and telecommunication services further detracted. A small average cash stake also hurt in an up market. On the positive side, the fund's materials and utilities underweightings added value. The fund's high yield/convertible securities and global equity subportfolios were additional sources of outperformance. On an individual basis, the fund was hampered by limited exposure to financial firm Bank of America, whose shares sharply increased. Some untimely trades involving telecommunications provider Verizon Communications also detracted from returns. On the positive side, Comcast, a leading cable service provider and media company, continued to generate strong financial results, while in the financials sector, JPMorgan Chase was helpful. Underweightings in two weak-performing energy stocks, Occidental Petroleum and Exxon Mobil also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Equity-Income	.66%
Actual		$ 1,000.00	$ 1,119.00	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.35
Class K	.53%
Actual		$ 1,000.00	$ 1,119.60	$ 2.82
HypotheticalA		$ 1,000.00	$ 1,022.47	$ 2.69

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.7	3.6
Chevron Corp.	2.8	3.6
Procter & Gamble Co.	2.8	2.6
Comcast Corp. Class A	2.8	2.8
Wells Fargo & Co.	2.5	3.0
Pfizer, Inc.	2.2	2.3
Johnson & Johnson	2.2	2.1
General Electric Co.	2.2	2.1
Royal Dutch Shell PLC Class A	2.1	1.9
Paychex, Inc.	1.9	2.0
	25.2
Top Five Market Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.3	18.5
Energy	13.8	14.0
Health Care	13.4	12.8
Industrials	10.5	9.9
Consumer Staples	10.3	11.0
Asset Allocation (% of fund's net assets)
As of January 31, 2013 *		As of July 31, 2012 **
	Stocks 92.2%		Stocks 91.5%
	Bonds 0.2%		Bonds 1.0%
	Convertible Securities 5.1%		Convertible Securities 3.7%
	Other Investments 0.4%		Other Investments 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 2.1%		Short-Term Investments and Net Other Assets (Liabilities) 3.6%
* Foreign investments	14.1%	** Foreign investments	14.6%

Annual Report

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 91.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.2%
Gentex Corp.	740,772	$ 14,171
Diversified Consumer Services - 0.1%
Strayer Education, Inc. (e)	214,950	12,231
Hotels, Restaurants & Leisure - 1.3%
CEC Entertainment, Inc.	287,300	9,469
Cedar Fair LP (depositary unit)	193,119	7,246
McDonald's Corp.	695,436	66,268
Texas Roadhouse, Inc. Class A	794,752	13,980
The Restaurant Group PLC	269,853	1,612
Yum! Brands, Inc.	178,417	11,586
		110,161
Household Durables - 0.0%
Coway Co. Ltd.	48,500	2,108
Media - 4.5%
Comcast Corp. Class A	6,393,479	243,464
Informa PLC	356,524	2,708
Ipsos SA	61,477	2,450
McGraw-Hill Companies, Inc.	24,800	1,426
PT Media Nusantara Citra Tbk	6,784,000	1,661
Time Warner, Inc.	2,772,153	140,049
		391,758
Multiline Retail - 1.5%
Kohl's Corp.	380,238	17,601
Target Corp.	1,920,549	116,020
		133,621
Specialty Retail - 0.9%
Dunelm Group PLC	135,200	1,630
Limited Brands, Inc.	40,300	1,935
Lowe's Companies, Inc.	1,321,192	50,456
Staples, Inc.	1,209,804	16,308
USS Co. Ltd.	12,160	1,364
WH Smith PLC	336,292	3,552
Workman Co. Ltd.	1,700	48
		75,293
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.1%
Hugo Boss AG	23,400	$ 2,754
VF Corp.	23,500	3,468
		6,222
TOTAL CONSUMER DISCRETIONARY		745,565
CONSUMER STAPLES - 10.3%
Beverages - 2.1%
Anheuser-Busch InBev SA NV	243,122	21,392
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	41,883	1,971
Dr. Pepper Snapple Group, Inc.	79,431	3,580
Molson Coors Brewing Co. Class B	438,595	19,816
PepsiCo, Inc.	1,178,887	85,882
The Coca-Cola Co.	1,352,146	50,354
		182,995
Food & Staples Retailing - 2.4%
Clicks Group Ltd.	386,354	2,592
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	64,504	2,351
Safeway, Inc.	3,398,019	65,412
Sysco Corp.	658,975	20,936
Wal-Mart Stores, Inc.	551,791	38,598
Walgreen Co.	2,050,381	81,933
		211,822
Food Products - 0.9%
Astral Foods Ltd.	143,654	1,417
Hilton Food Group PLC	500,312	2,504
Kellogg Co.	1,237,491	72,393
Nestle Foods Nigeria PLC	194,336	1,039
		77,353
Household Products - 3.2%
Kimberly-Clark Corp.	282,004	25,242
Procter & Gamble Co.	3,262,729	245,227
Reckitt Benckiser Group PLC	83,111	5,539
		276,008
Tobacco - 1.7%
Altria Group, Inc.	1,745,139	58,776
British American Tobacco PLC:
(United Kingdom)	124,400	6,465
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - continued
British American Tobacco PLC: - continued
sponsored ADR	195,572	$ 20,320
Japan Tobacco, Inc.	102,900	3,204
KT&G Corp.	29,980	2,091
Lorillard, Inc.	594,621	23,232
Philip Morris International, Inc.	268,078	23,634
Swedish Match Co. AB	148,600	5,577
		143,299
TOTAL CONSUMER STAPLES		891,477
ENERGY - 12.9%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	259,871	16,520
Exterran Partners LP	436,706	10,254
Halliburton Co.	883,070	35,923
National Oilwell Varco, Inc.	222,639	16,506
Noble Corp.	825,302	33,425
Trinidad Drilling Ltd.	1,688,100	12,186
		124,814
Oil, Gas & Consumable Fuels - 11.5%
Apache Corp.	600,103	50,265
BG Group PLC	232,000	4,121
BP PLC	484,875	3,589
BP PLC sponsored ADR	1,501,565	66,850
Buckeye Partners LP	200,230	10,540
Canadian Natural Resources Ltd.	1,135,200	34,281
Chevron Corp.	2,142,872	246,752
ENI SpA	189,600	4,736
EV Energy Partners LP	480,797	28,271
Exxon Mobil Corp.	1,782,584	160,379
Holly Energy Partners LP	232,744	8,367
HollyFrontier Corp.	429,241	22,415
Inergy Midstream LP	12,619	299
Legacy Reserves LP	415,700	10,455
Markwest Energy Partners LP	456,859	25,228
Occidental Petroleum Corp.	201,700	17,804
Penn West Petroleum Ltd. (e)	1,453,945	14,709
Pioneer Southwest Energy Partners LP	346,953	8,806
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Royal Dutch Shell PLC:
Class A (United Kingdom)	176,664	$ 6,263
Class A sponsored ADR	2,469,100	174,121
Southcross Energy Partners LP	197,500	4,645
Suncor Energy, Inc.	906,600	30,814
Tesoro Logistics LP	21,200	933
The Williams Companies, Inc.	1,510,025	52,926
Western Gas Equity Partners LP	136,620	4,612
Western Gas Partners LP	35,800	1,882
		994,063
TOTAL ENERGY		1,118,877
FINANCIALS - 19.4%
Capital Markets - 3.3%
Apollo Investment Corp.	1,720,753	15,487
Ashmore Group PLC	3,343,732	18,938
AURELIUS AG	22,434	1,413
BlackRock, Inc. Class A	157,900	37,309
Charles Schwab Corp.	2,721,166	44,981
ICAP PLC	485,000	2,509
KKR & Co. LP	3,275,200	55,285
Manning & Napier, Inc. (i)	679,190	9,577
Morgan Stanley	1,721,471	39,336
The Blackstone Group LP	3,146,635	58,213
UBS AG	153,154	2,660
		285,708
Commercial Banks - 5.0%
Aozora Bank Ltd.	355,000	998
Banco Santander Chile	12,730,039	971
Barclays PLC	602,782	2,894
Comerica, Inc.	470,000	16,149
Cullen/Frost Bankers, Inc.	362,697	21,359
DGB Financial Group Co. Ltd.	94,370	1,266
Guaranty Trust Bank PLC	7,800,000	1,220
HSBC Holdings PLC (United Kingdom)	1	0
Itau Unibanco Holding SA sponsored ADR	160,000	2,757
M&T Bank Corp.	307,800	31,608
National Penn Bancshares, Inc.	188,300	1,836
Seven Bank Ltd.	605,700	1,464
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Standard Chartered PLC (United Kingdom)	1,108,181	$ 29,483
SunTrust Banks, Inc.	866,119	24,572
Svenska Handelsbanken AB (A Shares)	128,000	5,234
U.S. Bancorp	2,201,202	72,860
Wells Fargo & Co.	6,267,150	218,285
		432,956
Diversified Financial Services - 4.7%
Bank of America Corp.	1,587,800	17,974
Citigroup, Inc.	255,000	10,751
Inversiones La Construccion SA	46,228	907
JPMorgan Chase & Co.	6,837,302	321,694
KKR Financial Holdings LLC	4,735,345	52,041
London Stock Exchange Group PLC	112,900	2,156
		405,523
Insurance - 4.5%
ACE Ltd.	771,959	65,871
AFLAC, Inc.	569,000	30,191
Assured Guaranty Ltd.	942,580	17,089
Berkshire Hathaway, Inc. Class B (a)	217,644	21,096
Euler Hermes SA	26,423	2,359
Fairfax Financial Holdings Ltd. (sub. vtg.)	4,500	1,615
FBD Holdings PLC	126,280	1,869
Hanover Insurance Group, Inc.	402,598	16,732
MetLife, Inc.	3,921,469	146,428
MetLife, Inc. unit	477,100	23,225
Prudential Financial, Inc.	396,300	22,938
Resolution Ltd.	446,800	1,860
Validus Holdings Ltd.	1,011,791	36,839
		388,112
Real Estate Investment Trusts - 1.8%
American Capital Agency Corp.	892,402	28,227
American Tower Corp.	39,300	2,993
Annaly Capital Management, Inc.	1,260,900	18,750
Coresite Realty Corp.	77,703	2,292
DCT Industrial Trust, Inc.	665,600	4,699
First Potomac Realty Trust	60,219	825
Home Properties, Inc.	195,500	12,017
Japan Retail Fund Investment Corp.	1,308	2,477
Lexington Corporate Properties Trust	458,400	5,042
LTC Properties, Inc.	223,381	8,319
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Rayonier, Inc.	568,261	$ 30,595
Retail Properties America, Inc.	1,591,950	20,600
Two Harbors Investment Corp.	699,778	8,691
Ventas, Inc.	152,903	10,136
		155,663
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (j)	393,400	7,868
Daito Trust Construction Co. Ltd.	26,100	2,574
Relo Holdings Corp.	47,200	1,739
		12,181
TOTAL FINANCIALS		1,680,143
HEALTH CARE - 12.7%
Biotechnology - 0.4%
Amgen, Inc.	208,325	17,803
Grifols SA ADR	113,945	3,032
PDL BioPharma, Inc. (e)	2,196,326	15,111
		35,946
Health Care Equipment & Supplies - 0.8%
Abbott Laboratories	404,244	13,696
Baxter International, Inc.	147,000	9,972
Covidien PLC	447,200	27,878
St. Jude Medical, Inc.	389,238	15,842
		67,388
Health Care Providers & Services - 1.9%
Aetna, Inc.	723,600	34,899
Cardinal Health, Inc.	452,000	19,802
McKesson Corp.	126,840	13,347
Psychemedics Corp.	113,100	1,349
UnitedHealth Group, Inc.	384,100	21,206
WellPoint, Inc.	1,138,672	73,809
		164,412
Health Care Technology - 0.1%
Quality Systems, Inc.	411,108	7,499
Pharmaceuticals - 9.5%
AbbVie, Inc.	1,366,644	50,142
AstraZeneca PLC sponsored ADR	991,800	47,785
Eli Lilly & Co.	1,048,541	56,296
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
GlaxoSmithKline PLC	258,500	$ 5,913
Johnson & Johnson	2,536,879	187,526
Merck & Co., Inc.	3,728,846	161,273
Pfizer, Inc.	7,176,901	195,786
Roche Holding AG (participation certificate)	25,549	5,654
Sanofi SA	531,928	51,856
Teva Pharmaceutical Industries Ltd. sponsored ADR	901,180	34,236
Warner Chilcott PLC	1,759,600	24,934
Zoetis, Inc. Class A	71,500	1,859
		823,260
TOTAL HEALTH CARE		1,098,505
INDUSTRIALS - 9.8%
Aerospace & Defense - 1.7%
Raytheon Co.	893,346	47,061
Rockwell Collins, Inc.	274,380	16,155
United Technologies Corp.	944,615	82,720
		145,936
Air Freight & Logistics - 1.7%
C.H. Robinson Worldwide, Inc.	698,700	46,219
United Parcel Service, Inc. Class B	1,309,965	103,867
		150,086
Airlines - 0.0%
Copa Holdings SA Class A	40,900	4,483
Commercial Services & Supplies - 1.4%
Intrum Justitia AB	1,238,600	20,066
Multiplus SA	38,300	823
Pitney Bowes, Inc. (e)	848,200	12,223
Republic Services, Inc.	2,642,874	84,281
		117,393
Electrical Equipment - 0.4%
Eaton Corp. PLC	192,500	10,963
Emerson Electric Co.	224,128	12,831
Hubbell, Inc. Class B	105,928	9,645
		33,439
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 2.2%
General Electric Co.	8,398,810	$ 187,125
Koninklijke Philips Electronics NV	144,257	4,493
		191,618
Machinery - 1.5%
Briggs & Stratton Corp.	1,283,085	30,448
Cummins, Inc.	173,090	19,876
Douglas Dynamics, Inc.	848,483	11,183
Harsco Corp.	376,207	9,590
Illinois Tool Works, Inc.	295,513	18,567
Muehlbauer Holding AG & Co.	43,045	1,383
Stanley Black & Decker, Inc.	545,797	41,934
		132,981
Marine - 0.0%
Irish Continental Group PLC unit	62,900	1,693
Professional Services - 0.3%
Michael Page International PLC	3,902,783	25,205
Road & Rail - 0.3%
Union Pacific Corp.	166,700	21,914
Trading Companies & Distributors - 0.3%
Watsco, Inc.	265,885	20,034
Wolseley PLC	40,336	1,884
		21,918
TOTAL INDUSTRIALS		846,666
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 1.5%
Cisco Systems, Inc.	6,533,326	134,391
Computers & Peripherals - 0.6%
Apple, Inc.	51,910	23,635
Dell, Inc.	1,627,573	21,549
Lexmark International, Inc. Class A (e)	248,038	5,968
		51,152
IT Services - 4.6%
Accenture PLC Class A	818,133	58,816
Cognizant Technology Solutions Corp. Class A (a)	694,618	54,305
Fidelity National Information Services, Inc.	143,032	5,308
IBM Corp.	526,892	106,996
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Paychex, Inc.	5,081,946	$ 165,824
The Western Union Co.	577,400	8,216
		399,465
Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices, Inc.	74,600	3,256
Applied Materials, Inc.	3,392,600	43,798
Chipbond Technology Corp.	558,000	1,149
KLA-Tencor Corp.	322,535	17,710
Siliconware Precision Industries Co. Ltd. sponsored ADR	3,574,448	18,337
Taiwan Semiconductor Manufacturing Co. Ltd.	1,078,000	3,694
		87,944
Software - 0.9%
CA Technologies, Inc.	568,600	14,113
Microsoft Corp.	2,182,703	59,959
		74,072
TOTAL INFORMATION TECHNOLOGY		747,024
MATERIALS - 0.8%
Chemicals - 0.4%
Akzo Nobel NV	37,140	2,541
Arkema SA	22,400	2,555
Clariant AG (Reg.)	129,712	1,777
Eastman Chemical Co.	286,800	20,406
Israel Chemicals Ltd.	172,200	2,281
LyondellBasell Industries NV Class A	62,100	3,938
Monsanto Co.	21,954	2,225
		35,723
Metals & Mining - 0.4%
ArcelorMittal SA Class A unit (e)	364,700	6,258
Commercial Metals Co.	1,099,817	18,312
Nucor Corp.	276,200	12,708
		37,278
TOTAL MATERIALS		73,001
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	2,598,909	$ 90,416
CenturyLink, Inc.	476,571	19,277
HKT Trust / HKT Ltd. unit	3,960,000	3,692
LG Telecom Ltd.	240,610	1,800
Nippon Telegraph & Telephone Corp.	41,000	1,717
Telenor ASA	176,200	3,887
Telstra Corp. Ltd.	422,275	2,026
Verizon Communications, Inc.	3,345,692	145,906
		268,721
Wireless Telecommunication Services - 0.9%
Empresa Nacional de Telecomunicaciones SA (ENTEL)	41,142	895
Far EasTone Telecommunications Co. Ltd.	579,000	1,472
Mobile TeleSystems OJSC (a)	132,700	1,134
Vodafone Group PLC	27,939,799	76,252
		79,753
TOTAL TELECOMMUNICATION SERVICES		348,474
UTILITIES - 4.6%
Electric Utilities - 3.2%
Duke Energy Corp.	516,079	35,475
Edison International	193,700	9,334
FirstEnergy Corp.	950,730	38,495
ITC Holdings Corp.	28,693	2,324
NextEra Energy, Inc.	662,028	47,699
Northeast Utilities	504,835	20,562
PPL Corp.	2,798,390	84,763
Southern Co.	769,025	34,014
SP AusNet unit	1,397,908	1,676
Spark Infrastructure Group unit	996,438	1,824
		276,166
Gas Utilities - 0.0%
YESCO Co. Ltd.	39,470	1,085
Multi-Utilities - 1.4%
CMS Energy Corp.	174,400	4,482
GDF Suez	476,400	9,774
National Grid PLC	2,569,541	28,136
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - continued
PG&E Corp.	689,910	$ 29,418
Sempra Energy	698,053	52,389
		124,199
Water Utilities - 0.0%
Aguas Andinas SA	1,089,814	807
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	32,600	1,451
		2,258
TOTAL UTILITIES		403,708
TOTAL COMMON STOCKS (Cost $6,773,445)		7,953,440
Preferred Stocks - 2.1%

Convertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Co. 4.75%	398,816	17,277
Media - 0.1%
Interpublic Group of Companies, Inc. 5.25%	7,300	8,231
TOTAL CONSUMER DISCRETIONARY		25,508
FINANCIALS - 0.3%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	14,900	18,923
Real Estate Investment Trusts - 0.1%
Health Care REIT, Inc. Series I, 6.50%	162,100	9,498
TOTAL FINANCIALS		28,421
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	41,700	8,493
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.1%
HealthSouth Corp. Series A 6.50%	12,600	$ 14,018
TOTAL HEALTH CARE		22,511
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.2%
United Technologies Corp. 7.50%	341,300	19,434
Professional Services - 0.1%
Nielsen Holdings B.V. 6.25%	149,500	8,705
TOTAL INDUSTRIALS		28,139
MATERIALS - 0.1%
Metals & Mining - 0.1%
ArcelorMittal SA 6.00% (a)	300,500	7,774
UTILITIES - 0.4%
Electric Utilities - 0.4%
NextEra Energy, Inc.:
5.889%	203,449	10,461
Series E, 5.599%	221,000	11,526
PPL Corp. 8.75%	168,700	9,243
		31,230
TOTAL CONVERTIBLE PREFERRED STOCKS		143,583
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	43,309	10,711
FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc. 7.00% (f)	28,901	28,034
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Diversified Financial Services - 0.0%
GMAC Capital Trust I Series 2, 8.125%	43,349	$ 1,156
TOTAL FINANCIALS		29,190
TOTAL NONCONVERTIBLE PREFERRED STOCKS		39,901
TOTAL PREFERRED STOCKS (Cost $167,273)		183,484
Corporate Bonds - 3.7%
		Principal Amount (000s)
Convertible Bonds - 3.5%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 5.5% 11/9/15 (f)	EUR	9,200	14,422
Hotels, Restaurants & Leisure - 0.0%
MGM Mirage, Inc. 4.25% 4/15/15		$ 4,330	4,706
TOTAL CONSUMER DISCRETIONARY			19,128
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Amyris, Inc. 3% 2/27/17		2,101	1,459
Chesapeake Energy Corp. 2.5% 5/15/37		10,430	10,073
Massey Energy Co. 3.25% 8/1/15		12,090	11,606
Peabody Energy Corp. 4.75% 12/15/66		8,776	8,365
Ship Finance International Ltd. 3.25% 2/1/18		4,710	4,747
Western Refining, Inc. 5.75% 6/15/14		1,780	6,188
			42,438
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (d)(f)		17,382	7,453
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.1%
Teleflex, Inc. 3.875% 8/1/17		6,640	8,791
Corporate Bonds - continued
		Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.4%
WellPoint, Inc. 2.75% 10/15/42 (f)		$ 28,610	$ 31,438
TOTAL HEALTH CARE			40,229
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.2%
Covanta Holding Corp. 3.25% 6/1/14		16,680	21,289
Construction & Engineering - 0.2%
MasTec, Inc.:
4% 6/15/14		5,860	10,698
4.25% 12/15/14		2,180	4,097
			14,795
TOTAL INDUSTRIALS			36,084
INFORMATION TECHNOLOGY - 1.5%
Communications Equipment - 0.1%
InterDigital, Inc. 2.5% 3/15/16		11,920	12,963
Computers & Peripherals - 0.3%
EMC Corp. 1.75% 12/1/13		4,760	7,364
SanDisk Corp. 1.5% 8/15/17		12,890	16,024
			23,388
Internet Software & Services - 0.1%
VeriSign, Inc. 3.25% 8/15/37		6,990	9,707
IT Services - 0.1%
CACI International, Inc. 2.125% 5/1/14		4,900	5,384
Semiconductors & Semiconductor Equipment - 0.6%
GT Advanced Technologies, Inc. 3% 10/1/17		15,060	11,427
Intel Corp. 3.25% 8/1/39		11,240	13,432
Microchip Technology, Inc. 2.125% 12/15/37		4,500	5,828
Micron Technology, Inc. 3.125% 5/1/32 (f)		12,070	13,119
Novellus Systems, Inc. 2.625% 5/15/41		3,780	5,268
			49,074
Software - 0.3%
Nuance Communications, Inc. 2.75% 11/1/31		26,800	29,899
TOTAL INFORMATION TECHNOLOGY			130,415
Corporate Bonds - continued
		Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
MATERIALS - 0.1%
Metals & Mining - 0.1%
Goldcorp, Inc. 2% 8/1/14		$ 4,090	$ 4,402
Newmont Mining Corp. 1.25% 7/15/14		6,510	7,283
			11,685
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (f)		12,670	13,747
TOTAL CONVERTIBLE BONDS			301,179
Nonconvertible Bonds - 0.2%
FINANCIALS - 0.1%
Consumer Finance - 0.0%
GMAC LLC 8% 11/1/31		2,370	2,992
Diversified Financial Services - 0.1%
Goldman Sachs Capital II 4% (g)(h)		11,520	9,389
TOTAL FINANCIALS			12,381
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
AbitibiBowater, Inc. 10.25% 10/15/18		4,229	4,874
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (f)		1,895	2,054
TOTAL NONCONVERTIBLE BONDS			19,309
TOTAL CORPORATE BONDS (Cost $307,804)			320,488
Floating Rate Loans - 0.0%
		Principal Amount (000s)	Value (000s)
FINANCIALS - 0.0%
Insurance - 0.0%
Asurion Corp. Tranche 2LN, term loan 9% 5/24/19 (h)		$ 3,906	$ 4,013
TOTAL FLOATING RATE LOANS (Cost $3,898)			4,013
Other - 0.4%
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
EQTY ER Holdings, LLC 12% 1/28/18 (i)(j)(k)		22,667	22,667
		Shares
EQTY ER Holdings, LLC (i)(j)(k)		11,333,334	11,333
TOTAL OTHER (Cost $34,000)			34,000
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.16% (b)	150,406,839	150,407
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	37,338,250	37,338
TOTAL MONEY MARKET FUNDS (Cost $187,745)		187,745
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $7,474,165)		8,683,170
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(5,745)
NET ASSETS - 100%		$ 8,677,425
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $110,267,000 or 1.3% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Affiliated company

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $41,868,000 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 7,868
EQTY ER Holdings, LLC 12% 1/28/18	1/29/13	$ 22,667
EQTY ER Holdings, LLC	1/29/13	$ 11,333
(k) Investments represent a non-operating interest in oil and gas wells through an entity owned by the fund that is treated as a corporation for U.S. tax purposes.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 344
Fidelity Securities Lending Cash Central Fund	1,955
Total	$ 2,299
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
EQTY ER Holdings, LLC 12% 1/28/18	$ -	$ 22,667	$ -	$ -	$ 22,667
EQTY ER Holdings, LLC	-	11,333	-	-	11,333
Manning & Napier, Inc.	6,642	2,456	-	435	9,577
Total	$ 6,642	$ 36,456	$ -	$ 435	$ 43,577
Other Information

The following is a summary of the inputs used, as of January 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 781,784	$ 773,553	$ 8,231	$ -
Consumer Staples	891,477	863,620	27,857	-
Energy	1,118,877	1,104,289	14,588	-
Financials	1,737,754	1,663,575	66,311	7,868
Health Care	1,121,016	1,049,229	71,787	-
Industrials	874,805	861,607	13,198	-
Information Technology	747,024	743,330	3,694	-
Materials	80,775	73,001	7,774	-
Telecommunication Services	348,474	270,505	77,969	-
Utilities	434,938	375,572	59,366	-
Corporate Bonds	320,488	-	320,488	-
Floating Rate Loans	4,013	-	4,013	-
Other/Energy	34,000	-	-	34,000
Money Market Funds	187,745	187,745	-	-
Total Investments in Securities:	$ 8,683,170	$ 7,966,026	$ 675,276	$ 41,868
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	85.9%
United Kingdom	6.4%
Ireland	1.4%
Switzerland	1.3%
Canada	1.1%
Others (Individually Less Than 1%)	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $38,085) - See accompanying schedule: Unaffiliated issuers (cost $7,243,843)	$ 8,451,848
Fidelity Central Funds (cost $187,745)	187,745
Other affiliated issuers (cost $42,577)	43,577
Total Investments (cost $7,474,165)		$ 8,683,170
Cash		52
Foreign currency held at value (cost $99)		99
Receivable for investments sold		58,904
Receivable for fund shares sold		3,872
Dividends receivable		14,307
Interest receivable		2,590
Distributions receivable from Fidelity Central Funds		59
Prepaid expenses		15
Other receivables		1,216
Total assets		8,764,284

Liabilities
Payable for investments purchased	$ 27,490
Payable for fund shares redeemed	16,761
Accrued management fee	3,258
Other affiliated payables	1,160
Other payables and accrued expenses	852
Collateral on securities loaned, at value	37,338
Total liabilities		86,859

Net Assets		$ 8,677,425
Net Assets consist of:
Paid in capital		$ 8,509,845
Undistributed net investment income		8,523
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,049,973)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,209,030
Net Assets		$ 8,677,425

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2013

Equity-Income: Net Asset Value, offering price and redemption price per share ($6,400,965 ÷ 128,741 shares)	$ 49.72

Class K: Net Asset Value, offering price and redemption price per share ($2,276,460 ÷ 45,801 shares)	$ 49.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended January 31, 2013

Investment Income
Dividends (including $435 earned from other affiliated issuers)		$ 287,646
Interest		16,251
Income from Fidelity Central Funds		2,299
Total income		306,196

Expenses
Management fee	$ 39,400
Transfer agent fees	13,369
Accounting and security lending fees	1,239
Custodian fees and expenses	206
Independent trustees' compensation	59
Appreciation in deferred trustee compensation account	1
Registration fees	108
Audit	192
Legal	41
Miscellaneous	97
Total expenses before reductions	54,712
Expense reductions	(950)	53,762
Net investment income (loss)		252,434
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	813,737
Foreign currency transactions	116
Total net realized gain (loss)		813,853
Change in net unrealized appreciation (depreciation) on: Investment securities	485,587
Assets and liabilities in foreign currencies	(59)
Total change in net unrealized appreciation (depreciation)		485,528
Net gain (loss)		1,299,381
Net increase (decrease) in net assets resulting from operations		$ 1,551,815

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 252,434	$ 224,295
Net realized gain (loss)	813,853	1,670,941
Change in net unrealized appreciation (depreciation)	485,528	(2,536,097)
Net increase (decrease) in net assets resulting from operations	1,551,815	(640,861)
Distributions to shareholders from net investment income	(248,423)	(215,914)
Share transactions - net increase (decrease)	(1,576,112)	(2,800,870)
Total increase (decrease) in net assets	(272,720)	(3,657,645)

Net Assets
Beginning of period	8,950,145	12,607,790
End of period (including undistributed net investment income of $8,523 and undistributed net investment income of $8,394, respectively)	$ 8,677,425	$ 8,950,145

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 42.77	$ 45.57	$ 37.93	$ 27.48	$ 52.25
Income from Investment Operations
Net investment income (loss) B	1.32	.89	.66	.63	1.00
Net realized and unrealized gain (loss)	6.95	(2.80)	7.72	10.51	(23.96)
Total from investment operations	8.27	(1.91)	8.38	11.14	(22.96)
Distributions from net investment income	(1.32)	(.89)	(.74)	(.69)	(.96)
Distributions from net realized gain	-	-	-	-	(.85)
Total distributions	(1.32)	(.89)	(.74)	(.69)	(1.81)
Net asset value, end of period	$ 49.72	$ 42.77	$ 45.57	$ 37.93	$ 27.48
Total Return A	19.63%	(4.15)%	22.32%	41.02%	(45.16)%
Ratios to Average Net Assets C, E
Expenses before reductions	.67%	.68%	.69%	.74%	.71%
Expenses net of fee waivers, if any	.67%	.68%	.69%	.74%	.71%
Expenses net of all reductions	.66%	.67%	.68%	.74%	.71%
Net investment income (loss)	2.89%	2.04%	1.62%	1.87%	2.38%
Supplemental Data
Net assets, end of period (in millions)	$ 6,401	$ 6,844	$ 10,049	$ 15,061	$ 15,070
Portfolio turnover rate D	43%	80%	28%	30%	33%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended January 31,	2013	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 42.76	$ 45.56	$ 37.93	$ 27.48	$ 51.47
Income from Investment Operations
Net investment income (loss) D	1.38	.95	.72	.72	.61
Net realized and unrealized gain (loss)	6.95	(2.79)	7.72	10.48	(23.80)
Total from investment operations	8.33	(1.84)	8.44	11.20	(23.19)
Distributions from net investment income	(1.39)	(.96)	(.81)	(.75)	(.80)
Net asset value, end of period	$ 49.70	$ 42.76	$ 45.56	$ 37.93	$ 27.48
Total Return B, C	19.78%	(4.00)%	22.50%	41.30%	(45.45)%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.53%	.53%	.54%	.53% A
Expenses net of fee waivers, if any	.53%	.53%	.53%	.54%	.53% A
Expenses net of all reductions	.52%	.52%	.53%	.54%	.53% A
Net investment income (loss)	3.03%	2.19%	1.78%	2.07%	2.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 2,276	$ 2,106	$ 2,559	$ 2,017	$ 711
Portfolio turnover rate F	43%	80%	28%	30%	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt Securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to equity-debt classifications, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,343,864
Gross unrealized depreciation	(158,217)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,185,647

Tax Cost	$ 7,497,523

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,375
Capital loss carryforward	$ (1,029,110)
Net unrealized appreciation (depreciation)	$ 1,185,673

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (1,029,110)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2013	January 31, 2012
Ordinary Income	$ 248,423	$ 215,914

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,564,054 and $5,001,121, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Equity-Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Equity-Income	$ 12,318.19
Class K	1,051.05
	$ 13,369

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $57 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $23 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,092. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,955, including $14 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $948 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody accounting expenses by $2.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2013	2012
From net investment income
Equity-Income	$ 184,959	$ 168,293
Class K	63,464	47,621
Total	$ 248,423	$ 215,914

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Equity-Income
Shares sold	14,447	17,424	$ 652,997	$ 768,861
Reinvestment of distributions	3,847	3,805	176,234	161,431
Shares redeemed	(49,571)	(81,714)	(2,252,887)	(3,452,168)
Net increase (decrease)	(31,277)	(60,485)	$ (1,423,656)	$ (2,521,876)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Class K
Shares sold	14,463	20,736	$ 662,159	$ 882,621
Reinvestment of distributions	1,385	1,117	63,464	47,621
Shares redeemed	(19,293)	(28,765)	(878,079)	(1,209,236)
Net increase (decrease)	(3,445)	(6,912)	$ (152,456)	$ (278,994)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class K designates 77%, 75%, 75% and 75% of the dividends distributed in April, July, October and December 2012, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 91%, 91%, 90% and 91% of the dividends distributed in April, July, October and December 2012, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EQU-K-UANN-0313
1.863281.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Stock Selector
Large Cap Value

Fund - Institutional Class

Annual Report

January 31, 2013

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Stock Selector Large Cap
Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	18.42%	0.14%	6.89%

A The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Large Cap Value Fund - Institutional Class on January 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Improvement in the U.S. economy helped lift equity benchmarks to double-digit gains for the year ending January 31, 2013, overcoming moments of volatility driven by sovereign debt woes in Europe, slower economic growth in China and gridlock in Congress. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and solid corporate earnings reports. The broad-based S&P 500® Index rose 16.78% for the year, crossing the milestone 1,500 mark near period end. The technology-heavy Nasdaq Composite Index® added 13.13%, and the blue-chip-laden Dow Jones Industrial AverageSM gained 12.75%. Early in the period, stocks rose on positive U.S. economic news and proposed bailouts in Europe. Although fear resurfaced in April and May, equities rebounded in June on central bank stimulus and new life in the housing market. In September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election sell-off. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with eight of the 10 sectors in the S&P 500® posting double-digit returns. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.41%.

Comments from Bruce Dirks, Group Leader of Fidelity's Stock Selector Large Cap Value Team, which manages Fidelity Advisor® Stock Selector Large Cap Value Fund: For the year, the fund's Institutional Class shares returned 18.42%, trailing the 20.58% gain of the Russell 1000® Value Index. Unfavorable security selection and industry positioning in information technology, weak stock picking in telecommunication services and energy, and underweighting diversified financials were the primary reasons the fund lagged the index. On the plus side, stock choices in materials, utilities and industrials aided relative performance. The biggest relative detractors included: NII Holdings, which provides mobile communications services for business customers in Latin America under the Nextel brand name; technology manufacturer Hewlett-Packard; not holding index component and diversified financial services giant Bank of America; and semiconductor maker Marvell Technology Group. The top individual contributors were an out-of-benchmark position in GEO Group, which manages correctional, detention, mental health and residential treatment facilities, Puerto Rico-based bank holding company Popular and oil refiner Marathon Petroleum. GEO Group was sold from the fund during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Class A	.88%
Actual		$ 1,000.00	$ 1,140.00	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.47
Class T	1.15%
Actual		$ 1,000.00	$ 1,138.40	$ 6.18
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.84
Class B	1.64%
Actual		$ 1,000.00	$ 1,136.40	$ 8.81
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.31
Class C	1.64%
Actual		$ 1,000.00	$ 1,135.70	$ 8.80
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.31
Stock Selector Large Cap Value	.58%
Actual		$ 1,000.00	$ 1,142.10	$ 3.12
HypotheticalA		$ 1,000.00	$ 1,022.22	$ 2.95
Institutional Class	.61%
Actual		$ 1,000.00	$ 1,141.70	$ 3.28
HypotheticalA		$ 1,000.00	$ 1,022.07	$ 3.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.2	3.2
Berkshire Hathaway, Inc. Class B	2.9	3.0
Wells Fargo & Co.	2.9	3.3
Occidental Petroleum Corp.	2.5	2.4
Merck & Co., Inc.	2.4	2.2
Johnson & Johnson	2.3	2.2
Kennedy-Wilson Holdings, Inc.	2.2	2.2
Exxon Mobil Corp.	2.0	0.0
Pfizer, Inc.	2.0	2.9
Suncor Energy, Inc.	1.6	1.8
	24.0
Top Five Market Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.8	25.7
Energy	16.3	16.9
Health Care	11.1	11.1
Industrials	10.1	8.7
Consumer Discretionary	7.3	7.2
Asset Allocation (% of fund's net assets)
As of January 31, 2013*		As of July 31, 2012**
	Stocks and Equity Futures 99.9%		Stocks and Equity Futures 99.6%
	Short-Term Investments and Net Other Assets (Liabilities) 0.1%		Short-Term Investments and Net Other Assets (Liabilities) 0.4%
* Foreign investments	13.6%	** Foreign investments	13.1%

Annual Report

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.6%
Delphi Automotive PLC (a)	83,200	$ 3,216,512
Household Durables - 1.2%
Jarden Corp.	42,495	2,500,406
Whirlpool Corp.	31,500	3,634,470
		6,134,876
Media - 2.6%
Comcast Corp. Class A	142,575	5,429,256
News Corp. Class A	186,900	5,184,606
Omnicom Group, Inc.	44,300	2,404,604
		13,018,466
Multiline Retail - 1.7%
Macy's, Inc.	80,450	3,178,580
Target Corp.	83,434	5,040,248
		8,218,828
Specialty Retail - 1.2%
Lowe's Companies, Inc.	112,063	4,279,686
Staples, Inc.	115,000	1,550,200
		5,829,886
TOTAL CONSUMER DISCRETIONARY		36,418,568
CONSUMER STAPLES - 7.3%
Beverages - 1.2%
Dr. Pepper Snapple Group, Inc.	58,400	2,632,088
Molson Coors Brewing Co. Class B	72,900	3,293,622
		5,925,710
Food & Staples Retailing - 0.9%
Walgreen Co.	114,940	4,593,002
Food Products - 2.8%
Archer Daniels Midland Co.	92,000	2,624,760
ConAgra Foods, Inc.	92,410	3,020,883
Mondelez International, Inc.	184,790	5,135,314
The J.M. Smucker Co.	35,720	3,165,864
		13,946,821
Household Products - 1.9%
Procter & Gamble Co.	91,880	6,905,701
Reckitt Benckiser Group PLC	41,400	2,759,050
		9,664,751
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 0.5%
Lorillard, Inc.	57,500	$ 2,246,525
TOTAL CONSUMER STAPLES		36,376,809
ENERGY - 16.3%
Energy Equipment & Services - 1.6%
Cameron International Corp. (a)	60,200	3,811,262
National Oilwell Varco, Inc.	58,400	4,329,776
		8,141,038
Oil, Gas & Consumable Fuels - 14.7%
Anadarko Petroleum Corp.	96,720	7,739,534
BP PLC sponsored ADR	126,423	5,628,352
Canadian Natural Resources Ltd.	213,400	6,444,363
Exxon Mobil Corp.	113,300	10,193,601
Marathon Petroleum Corp.	63,800	4,734,598
Noble Energy, Inc.	39,680	4,277,107
Occidental Petroleum Corp.	138,978	12,267,588
Phillips 66	33,100	2,004,867
Royal Dutch Shell PLC Class A sponsored ADR	109,957	7,754,168
Suncor Energy, Inc.	240,100	8,160,608
The Williams Companies, Inc.	115,898	4,062,225
		73,267,011
TOTAL ENERGY		81,408,049
FINANCIALS - 25.8%
Capital Markets - 4.0%
Bank of New York Mellon Corp.	198,000	5,377,680
Invesco Ltd.	165,800	4,518,050
Morgan Stanley	153,700	3,512,045
State Street Corp.	97,000	5,398,050
SWS Group, Inc. (a)	196,000	1,291,640
		20,097,465
Commercial Banks - 8.5%
CIT Group, Inc. (a)	95,900	4,061,365
First Citizen Bancshares, Inc.	18,200	3,173,352
First Citizen Bancshares, Inc. (f)	10,000	1,569,240
Itau Unibanco Holding SA sponsored ADR	197,800	3,408,094
PNC Financial Services Group, Inc.	92,100	5,691,780
Popular, Inc. (a)	193,280	5,187,635
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp	149,100	$ 4,935,210
Wells Fargo & Co.	416,300	14,499,729
		42,526,405
Consumer Finance - 1.1%
EZCORP, Inc. (non-vtg.) Class A (a)	44,623	990,631
SLM Corp.	264,500	4,467,405
		5,458,036
Insurance - 8.4%
ACE Ltd.	64,500	5,503,785
AFLAC, Inc.	63,450	3,366,657
Berkshire Hathaway, Inc. Class B (a)	150,457	14,583,797
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,500	2,691,999
MetLife, Inc.	107,700	4,021,518
National Western Life Insurance Co. Class A	14,750	2,410,150
Old Republic International Corp.	338,700	3,861,180
StanCorp Financial Group, Inc.	55,000	2,138,950
Torchmark Corp.	58,350	3,250,679
		41,828,715
Real Estate Investment Trusts - 1.2%
American Tower Corp.	34,200	2,604,330
Boston Properties, Inc.	27,400	2,884,672
Equity Lifestyle Properties, Inc.	7,500	537,000
Eurobank Properties Real Estate Investment Co.	7,000	51,420
		6,077,422
Real Estate Management & Development - 2.4%
Consolidated-Tomoka Land Co.	34,900	1,256,051
Kennedy-Wilson Holdings, Inc.	720,800	10,804,792
		12,060,843
Thrifts & Mortgage Finance - 0.2%
People's United Financial, Inc.	82,300	1,013,113
TOTAL FINANCIALS		129,061,999
HEALTH CARE - 11.1%
Health Care Equipment & Supplies - 0.6%
Alere, Inc. (a)	6,650	141,379
Baxter International, Inc.	7,800	529,152
Covidien PLC	18,000	1,122,120
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc.	17,900	$ 728,530
Teleflex, Inc.	6,200	465,000
		2,986,181
Health Care Providers & Services - 2.2%
Quest Diagnostics, Inc.	19,300	1,118,435
UnitedHealth Group, Inc.	110,900	6,122,789
WellPoint, Inc.	55,801	3,617,021
		10,858,245
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (a)	61,700	683,636
Life Sciences Tools & Services - 0.7%
QIAGEN NV (a)	29,000	609,000
Thermo Fisher Scientific, Inc.	38,742	2,794,848
		3,403,848
Pharmaceuticals - 7.5%
AbbVie, Inc.	29,700	1,089,693
Eli Lilly & Co.	18,400	987,896
Endo Pharmaceuticals Holdings, Inc. (a)	24,900	788,334
Jazz Pharmaceuticals PLC (a)	9,800	552,622
Johnson & Johnson	154,800	11,442,816
Merck & Co., Inc.	275,600	11,919,700
Pfizer, Inc.	371,700	10,139,976
Warner Chilcott PLC	40,100	568,217
Zoetis, Inc. Class A	4,300	111,800
		37,601,054
TOTAL HEALTH CARE		55,532,964
INDUSTRIALS - 10.1%
Aerospace & Defense - 1.4%
General Dynamics Corp.	73,300	4,859,790
United Technologies Corp.	25,800	2,259,306
		7,119,096
Air Freight & Logistics - 0.7%
FedEx Corp.	35,800	3,631,910
Commercial Services & Supplies - 1.8%
Corrections Corp. of America	43,800	1,659,582
CyrusOne, Inc.	69,000	1,460,730
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Republic Services, Inc.	81,700	$ 2,605,413
Waste Management, Inc.	84,200	3,063,196
		8,788,921
Construction & Engineering - 1.5%
AECOM Technology Corp. (a)	205,200	5,246,964
Foster Wheeler AG (a)	85,500	2,232,405
		7,479,369
Industrial Conglomerates - 3.2%
General Electric Co.	711,800	15,858,900
Machinery - 0.5%
Stanley Black & Decker, Inc.	30,917	2,375,353
Professional Services - 0.6%
Towers Watson & Co.	50,900	3,108,972
Road & Rail - 0.4%
Union Pacific Corp.	15,300	2,011,338
TOTAL INDUSTRIALS		50,373,859
INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 1.5%
Brocade Communications Systems, Inc. (a)	165,900	948,948
Cisco Systems, Inc.	314,900	6,477,493
		7,426,441
Computers & Peripherals - 0.9%
Hewlett-Packard Co.	271,027	4,474,656
Electronic Equipment & Components - 0.9%
Corning, Inc.	190,798	2,289,576
Jabil Circuit, Inc.	127,348	2,408,151
		4,697,727
Semiconductors & Semiconductor Equipment - 2.0%
Broadcom Corp. Class A	68,500	2,222,825
Freescale Semiconductor Holdings I Ltd. (a)(d)	146,559	2,117,778
Intersil Corp. Class A	253,868	2,195,958
Marvell Technology Group Ltd.	192,164	1,777,517
ON Semiconductor Corp. (a)	213,500	1,675,975
		9,990,053
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 0.4%
Symantec Corp. (a)	97,000	$ 2,111,690
TOTAL INFORMATION TECHNOLOGY		28,700,567
MATERIALS - 4.5%
Chemicals - 3.3%
Air Products & Chemicals, Inc.	48,450	4,235,984
Ashland, Inc.	48,300	3,792,033
Eastman Chemical Co.	52,400	3,728,260
LyondellBasell Industries NV Class A	75,220	4,770,452
		16,526,729
Containers & Packaging - 0.8%
Rock-Tenn Co. Class A	49,070	3,874,077
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc.	52,600	1,854,150
TOTAL MATERIALS		22,254,956
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.4%
AT&T, Inc.	225,800	7,855,582
CenturyLink, Inc.	74,714	3,022,181
Frontier Communications Corp. (d)	236,700	1,081,719
		11,959,482
Wireless Telecommunication Services - 0.4%
NII Holdings, Inc. (a)(d)	319,500	2,236,500
TOTAL TELECOMMUNICATION SERVICES		14,195,982
UTILITIES - 6.5%
Electric Utilities - 4.1%
Edison International	94,300	4,544,317
Hawaiian Electric Industries, Inc.	15,100	407,247
ITC Holdings Corp.	41,100	3,329,100
NextEra Energy, Inc.	50,410	3,632,041
Northeast Utilities	128,600	5,237,878
OGE Energy Corp.	55,540	3,260,753
		20,411,336
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - 0.4%
ONEOK, Inc.	25,100	$ 1,179,951
Questar Corp.	29,700	689,931
		1,869,882
Independent Power Producers & Energy Traders - 0.4%
The AES Corp.	179,590	1,946,756
Multi-Utilities - 1.6%
NiSource, Inc.	122,600	3,313,878
Sempra Energy	66,650	5,002,083
		8,315,961
TOTAL UTILITIES		32,543,935
TOTAL COMMON STOCKS (Cost $456,339,619)		486,867,688
Nonconvertible Preferred Stocks - 0.0%

FINANCIALS - 0.0%
Real Estate Investment Trusts - 0.0%
Eagle Hospitality Properties Trust, Inc. 8.25% (a) (Cost $141,235)	47,000	47
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.06% to 0.08% 2/14/13 to 4/18/13 (e) (Cost $349,985)	$ 350,000	349,992
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	14,449,093	$ 14,449,093
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	2,495,750	2,495,750
TOTAL MONEY MARKET FUNDS (Cost $16,944,843)		16,944,843
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $473,775,682)		504,162,570
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(4,203,144)
NET ASSETS - 100%		$ 499,959,426
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
162 ICE Russell 1000 Value Index Contracts	March 2013	$ 12,315,240	$ 329,222

The face value of futures purchased as a percentage of net assets is 2.5%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $349,992.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,569,240 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Citizen Bancshares, Inc.	12/21/12	$ 1,400,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,628
Fidelity Securities Lending Cash Central Fund	83,364
Total	$ 97,992
Other Information

The following is a summary of the inputs used, as of January 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 36,418,568	$ 36,418,568	$ -	$ -
Consumer Staples	36,376,809	36,376,809	-	-
Energy	81,408,049	81,408,049	-	-
Financials	129,062,046	127,492,806	1,569,240	-
Health Care	55,532,964	55,532,964	-	-
Industrials	50,373,859	50,373,859	-	-
Information Technology	28,700,567	28,700,567	-	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Materials	$ 22,254,956	$ 22,254,956	$ -	$ -
Telecommunication Services	14,195,982	14,195,982	-	-
Utilities	32,543,935	32,543,935	-	-
U.S. Government and Government Agency Obligations	349,992	-	349,992	-
Money Market Funds	16,944,843	16,944,843	-	-
Total Investments in Securities:	$ 504,162,570	$ 502,243,338	$ 1,919,232	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 329,222	$ 329,222	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 329,222	$ -
Total Value of Derivatives	$ 329,222	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	86.4%
Canada	3.4%
United Kingdom	3.2%
Bermuda	1.7%
Switzerland	1.5%
Netherlands	1.1%
Puerto Rico	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $2,427,252) - See accompanying schedule: Unaffiliated issuers (cost $456,830,839)	$ 487,217,727
Fidelity Central Funds (cost $16,944,843)	16,944,843
Total Investments (cost $473,775,682)		$ 504,162,570
Cash		80,975
Receivable for investments sold		11,296,000
Receivable for fund shares sold		704,709
Dividends receivable		576,214
Distributions receivable from Fidelity Central Funds		9,803
Prepaid expenses		953
Other receivables		66,048
Total assets		516,897,272

Liabilities
Payable for investments purchased	$ 12,573,953
Payable for fund shares redeemed	1,551,844
Accrued management fee	122,882
Distribution and service plan fees payable	12,492
Payable for daily variation margin on futures contracts	17,820
Other affiliated payables	111,610
Other payables and accrued expenses	51,495
Collateral on securities loaned, at value	2,495,750
Total liabilities		16,937,846

Net Assets		$ 499,959,426
Net Assets consist of:
Paid in capital		$ 819,564,735
Undistributed net investment income		393,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(350,714,578)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		30,715,416
Net Assets		$ 499,959,426

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,234,003 ÷ 1,466,542 shares)	$ 12.43

Maximum offering price per share (100/94.25 of $12.43)	$ 13.19
Class T: Net Asset Value and redemption price per share ($6,544,090 ÷ 526,045 shares)	$ 12.44

Maximum offering price per share (100/96.50 of $12.44)	$ 12.89
Class B: Net Asset Value and offering price per share ($1,645,104 ÷ 132,267 shares)A	$ 12.44

Class C: Net Asset Value and offering price per share ($5,838,546 ÷ 474,748 shares)A	$ 12.30

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($465,702,312 ÷ 37,229,744 shares)	$ 12.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,995,371 ÷ 160,151 shares)	$ 12.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2013

Investment Income
Dividends		$ 12,667,163
Interest		322
Income from Fidelity Central Funds		97,992
Total income		12,765,477

Expenses
Management fee Basic fee	$ 2,743,221
Performance adjustment	(1,495,660)
Transfer agent fees	1,224,930
Distribution and service plan fees	140,831
Accounting and security lending fees	191,707
Custodian fees and expenses	29,588
Independent trustees' compensation	3,240
Registration fees	78,048
Audit	55,888
Legal	2,369
Miscellaneous	5,245
Total expenses before reductions	2,979,407
Expense reductions	(130,264)	2,849,143
Net investment income (loss)		9,916,334
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,785,348
Foreign currency transactions	30,679
Futures contracts	853,784
Total net realized gain (loss)		29,669,811
Change in net unrealized appreciation (depreciation) on: Investment securities	43,634,270
Assets and liabilities in foreign currencies	(694)
Futures contracts	326,645
Total change in net unrealized appreciation (depreciation)		43,960,221
Net gain (loss)		73,630,032
Net increase (decrease) in net assets resulting from operations		$ 83,546,366

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,916,334	$ 10,198,233
Net realized gain (loss)	29,669,811	82,077,771
Change in net unrealized appreciation (depreciation)	43,960,221	(80,818,055)
Net increase (decrease) in net assets resulting from operations	83,546,366	11,457,949
Distributions to shareholders from net investment income	(9,512,706)	(10,179,715)
Share transactions - net increase (decrease)	(89,844,793)	(323,065,032)
Total increase (decrease) in net assets	(15,811,133)	(321,786,798)

Net Assets
Beginning of period	515,770,559	837,557,357
End of period (including undistributed net investment income of $393,853 and distributions in excess of net investment income of $41,141, respectively)	$ 499,959,426	$ 515,770,559

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.71	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Income from Investment Operations
Net investment income (loss) C	.20	.14	.09	.09	.16
Net realized and unrealized gain (loss)	1.73	.02	1.38	1.85	(6.00)
Total from investment operations	1.93	.16	1.47	1.94	(5.84)
Distributions from net investment income	(.21)	(.17)	(.10)	(.12)	(.17)
Net asset value, end of period	$ 12.43	$ 10.71	$ 10.72	$ 9.35	$ 7.53
Total Return A, B	18.15%	1.58%	15.79%	25.74%	(43.20)%
Ratios to Average Net Assets D, F
Expenses before reductions	.87%	.87%	1.00%	1.15%	1.17%
Expenses net of fee waivers, if any	.87%	.87%	1.00%	1.15%	1.17%
Expenses net of all reductions	.85%	.86%	1.00%	1.13%	1.17%
Net investment income (loss)	1.74%	1.38%	.87%	1.08%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,234	$ 18,900	$ 20,815	$ 23,778	$ 22,577
Portfolio turnover rate E	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 10.74	$ 9.36	$ 7.54	$ 13.53
Income from Investment Operations
Net investment income (loss) C	.17	.12	.06	.07	.12
Net realized and unrealized gain (loss)	1.73	.01	1.39	1.84	(5.97)
Total from investment operations	1.90	.13	1.45	1.91	(5.85)
Distributions from net investment income	(.18)	(.15)	(.07)	(.09)	(.14)
Net asset value, end of period	$ 12.44	$ 10.72	$ 10.74	$ 9.36	$ 7.54
Total Return A, B	17.88%	1.26%	15.50%	25.30%	(43.34)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.14%	1.14%	1.29%	1.45%	1.49%
Expenses net of fee waivers, if any	1.14%	1.14%	1.29%	1.45%	1.49%
Expenses net of all reductions	1.12%	1.13%	1.28%	1.44%	1.49%
Net investment income (loss)	1.48%	1.11%	.59%	.78%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,544	$ 5,603	$ 5,625	$ 9,101	$ 9,792
Portfolio turnover rate E	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Income from Investment Operations
Net investment income (loss) C	.11	.07	.01	.02	.07
Net realized and unrealized gain (loss)	1.73	.02	1.38	1.85	(5.98)
Total from investment operations	1.84	.09	1.39	1.87	(5.91)
Distributions from net investment income	(.12)	(.09)	(.02)	(.05)	(.10)
Net asset value, end of period	$ 12.44	$ 10.72	$ 10.72	$ 9.35	$ 7.53
Total Return A, B	17.24%	.86%	14.87%	24.79%	(43.71)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.63%	1.62%	1.80%	1.98%	2.07%
Expenses net of fee waivers, if any	1.63%	1.62%	1.80%	1.98%	2.00%
Expenses net of all reductions	1.60%	1.62%	1.79%	1.97%	2.00%
Net investment income (loss)	.99%	.63%	.08%	.24%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,645	$ 1,819	$ 2,274	$ 2,711	$ 2,600
Portfolio turnover rate E	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.63	$ 9.30	$ 7.49	$ 13.52
Income from Investment Operations
Net investment income (loss) C	.11	.07	.01	.03	.08
Net realized and unrealized gain (loss)	1.72	.01	1.36	1.84	(5.97)
Total from investment operations	1.83	.08	1.37	1.87	(5.89)
Distributions from net investment income	(.14)	(.10)	(.04)	(.06)	(.14)
Net asset value, end of period	$ 12.30	$ 10.61	$ 10.63	$ 9.30	$ 7.49
Total Return A, B	17.32%	.85%	14.79%	24.97%	(43.65)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.63%	1.62%	1.75%	1.89%	1.91%
Expenses net of fee waivers, if any	1.63%	1.62%	1.75%	1.89%	1.91%
Expenses net of all reductions	1.61%	1.61%	1.74%	1.88%	1.91%
Net investment income (loss)	.99%	.63%	.13%	.34%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,839	$ 4,979	$ 3,959	$ 3,491	$ 2,352
Portfolio turnover rate E	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector Large Cap Value

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.77	$ 10.78	$ 9.40	$ 7.56	$ 13.57
Income from Investment Operations
Net investment income (loss) B	.23	.18	.11	.12	.20
Net realized and unrealized gain (loss)	1.75	.01	1.40	1.86	(6.02)
Total from investment operations	1.98	.19	1.51	1.98	(5.82)
Distributions from net investment income	(.24)	(.20)	(.13)	(.14)	(.19)
Net asset value, end of period	$ 12.51	$ 10.77	$ 10.78	$ 9.40	$ 7.56
Total Return A	18.55%	1.85%	16.09%	26.21%	(43.03)%
Ratios to Average Net Assets C, E
Expenses before reductions	.57%	.57%	.73%	.85%	.86%
Expenses net of fee waivers, if any	.57%	.57%	.73%	.85%	.86%
Expenses net of all reductions	.55%	.56%	.72%	.84%	.86%
Net investment income (loss)	2.05%	1.68%	1.15%	1.38%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 465,702	$ 482,950	$ 803,009	$ 914,828	$ 916,490
Portfolio turnover rate D	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 10.74	$ 9.37	$ 7.54	$ 13.54
Income from Investment Operations
Net investment income (loss) B	.23	.17	.11	.12	.20
Net realized and unrealized gain (loss)	1.73	.02	1.39	1.85	(6.01)
Total from investment operations	1.96	.19	1.50	1.97	(5.81)
Distributions from net investment income	(.24)	(.19)	(.13)	(.14)	(.19)
Net asset value, end of period	$ 12.46	$ 10.74	$ 10.74	$ 9.37	$ 7.54
Total Return A	18.42%	1.92%	16.04%	26.18%	(43.00)%
Ratios to Average Net Assets C, E
Expenses before reductions	.61%	.60%	.74%	.87%	.85%
Expenses net of fee waivers, if any	.61%	.60%	.74%	.87%	.85%
Expenses net of all reductions	.58%	.60%	.73%	.86%	.85%
Net investment income (loss)	2.01%	1.65%	1.14%	1.36%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,995	$ 1,519	$ 1,876	$ 2,279	$ 1,304
Portfolio turnover rate D	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 60,553,324
Gross unrealized depreciation	(36,375,847)
Net unrealized appreciation (depreciation) on securities and other investments	$ 24,177,477

Tax Cost	$ 479,985,093

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 393,853
Capital loss carryforward	$ (344,175,945)
Net unrealized appreciation (depreciation)	$ 24,506,005

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2017	$ (156,071,106)
2018	(188,104,839)
Total with expiration	$ (344,175,945)

The tax character of distributions paid was as follows:

	January 31, 2013	January 31, 2012
Ordinary Income	$ 9,512,706	$ 10,179,715

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $853,784 and a change in net unrealized appreciation (depreciation) of $326,645 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $304,000,483 and $399,010,186, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .25% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 43,754	$ 490
Class T	.25%	.25%	29,408	168
Class B	.75%	.25%	16,748	12,625
Class C	.75%	.25%	50,921	14,959
			$ 140,831	$ 28,242

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,859
Class T	1,851
Class B*	3,265
Class C*	1,973
$ 13,948

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 51,877.30
Class T	18,539.32
Class B	5,041.30
Class C	15,483.30
Stock Selector Large Cap Value	1,128,822.25
Institutional Class	5,168.28
	$ 1,224,930

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,379 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,322 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,445,000. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $83,364, including $3,501 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $130,264 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2013	2012
From net investment income
Class A	$ 304,000	$ 291,163
Class T	93,858	76,828
Class B	16,188	14,902
Class C	63,927	43,527
Stock Selector Large Cap Value	8,993,963	9,726,457
Institutional Class	40,770	26,838
Total	$ 9,512,706	$ 10,179,715

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Class A
Shares sold	251,269	537,296	$ 2,848,724	$ 5,591,381
Reinvestment of distributions	24,461	26,981	281,542	272,774
Shares redeemed	(573,384)	(742,040)	(6,434,025)	(7,769,301)
Net increase (decrease)	(297,654)	(177,763)	$ (3,303,759)	$ (1,905,146)
Class T
Shares sold	131,721	164,778	$ 1,501,274	$ 1,752,467
Reinvestment of distributions	8,058	7,415	92,826	75,038
Shares redeemed	(136,167)	(173,682)	(1,544,492)	(1,851,245)
Net increase (decrease)	3,612	(1,489)	$ 49,608	$ (23,740)
Class B
Shares sold	1,157	9,062	$ 13,142	$ 86,884
Reinvestment of distributions	1,236	1,307	14,255	13,227
Shares redeemed	(39,897)	(52,766)	(452,422)	(549,800)
Net increase (decrease)	(37,504)	(42,397)	$ (425,025)	$ (449,689)
Class C
Shares sold	162,948	201,797	$ 1,812,867	$ 2,080,198
Reinvestment of distributions	4,869	3,605	55,503	36,155
Shares redeemed	(162,163)	(108,651)	(1,799,733)	(1,106,480)
Net increase (decrease)	5,654	96,751	$ 68,637	$ 1,009,873

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Stock Selector Large Cap Value
Shares sold	3,974,459	6,854,527	$ 45,488,310	$ 72,065,849
Reinvestment of distributions	757,439	935,043	8,771,144	9,500,032
Shares redeemed	(12,329,354)	(37,479,739)	(140,694,347)	(402,880,177)
Net increase (decrease)	(7,597,456)	(29,690,169)	$ (86,434,893)	$ (321,314,296)
Institutional Class
Shares sold	54,716	58,013	$ 619,947	$ 608,335
Reinvestment of distributions	3,536	2,632	40,770	26,662
Shares redeemed	(39,612)	(93,801)	(460,078)	(1,017,031)
Net increase (decrease)	18,640	(33,156)	$ 200,639	$ (382,034)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (49)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

ALCVI-UANN-0313
1.838383.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Stock Selector
Large Cap Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2013

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes of
Fidelity® Stock Selector Large
Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	11.35%	-1.33%	6.08%
Class T (incl. 3.50% sales charge) B	13.75%	-1.14%	6.15%
Class B (incl. contingent deferred sales charge) C	12.24%	-1.32%	6.21%
Class C (incl. contingent deferred sales charge) D	16.32%	-0.89%	6.25%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Large Cap Value Fund - Class A on January 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Improvement in the U.S. economy helped lift equity benchmarks to double-digit gains for the year ending January 31, 2013, overcoming moments of volatility driven by sovereign debt woes in Europe, slower economic growth in China and gridlock in Congress. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and solid corporate earnings reports. The broad-based S&P 500® Index rose 16.78% for the year, crossing the milestone 1,500 mark near period end. The technology-heavy Nasdaq Composite Index® added 13.13%, and the blue-chip-laden Dow Jones Industrial AverageSM gained 12.75%. Early in the period, stocks rose on positive U.S. economic news and proposed bailouts in Europe. Although fear resurfaced in April and May, equities rebounded in June on central bank stimulus and new life in the housing market. In September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election sell-off. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with eight of the 10 sectors in the S&P 500® posting double-digit returns. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.41%.

Comments from Bruce Dirks, Group Leader of Fidelity's Stock Selector Large Cap Value Team, which manages Fidelity Advisor® Stock Selector Large Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 18.15%, 17.88%, 17.24% and 17.32%, respectively (excluding sales charges), trailing the 20.58% gain of the Russell 1000® Value Index. Unfavorable security selection and industry positioning in information technology, weak stock picking in telecommunication services and energy, and underweighting diversified financials were the primary reasons the fund lagged the index. On the plus side, stock choices in materials, utilities and industrials aided relative performance. The biggest relative detractors included: NII Holdings, which provides mobile communications services for business customers in Latin America under the Nextel brand name; technology manufacturer Hewlett-Packard; not holding index component and diversified financial services giant Bank of America; and semiconductor maker Marvell Technology Group. The top individual contributors were an out-of-benchmark position in GEO Group, which manages correctional, detention, mental health and residential treatment facilities, Puerto Rico-based bank holding company Popular and oil refiner Marathon Petroleum. GEO Group was sold from the fund during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Class A	.88%
Actual		$ 1,000.00	$ 1,140.00	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.47
Class T	1.15%
Actual		$ 1,000.00	$ 1,138.40	$ 6.18
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.84
Class B	1.64%
Actual		$ 1,000.00	$ 1,136.40	$ 8.81
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.31
Class C	1.64%
Actual		$ 1,000.00	$ 1,135.70	$ 8.80
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.31
Stock Selector Large Cap Value	.58%
Actual		$ 1,000.00	$ 1,142.10	$ 3.12
HypotheticalA		$ 1,000.00	$ 1,022.22	$ 2.95
Institutional Class	.61%
Actual		$ 1,000.00	$ 1,141.70	$ 3.28
HypotheticalA		$ 1,000.00	$ 1,022.07	$ 3.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.2	3.2
Berkshire Hathaway, Inc. Class B	2.9	3.0
Wells Fargo & Co.	2.9	3.3
Occidental Petroleum Corp.	2.5	2.4
Merck & Co., Inc.	2.4	2.2
Johnson & Johnson	2.3	2.2
Kennedy-Wilson Holdings, Inc.	2.2	2.2
Exxon Mobil Corp.	2.0	0.0
Pfizer, Inc.	2.0	2.9
Suncor Energy, Inc.	1.6	1.8
	24.0
Top Five Market Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.8	25.7
Energy	16.3	16.9
Health Care	11.1	11.1
Industrials	10.1	8.7
Consumer Discretionary	7.3	7.2
Asset Allocation (% of fund's net assets)
As of January 31, 2013*		As of July 31, 2012**
	Stocks and Equity Futures 99.9%		Stocks and Equity Futures 99.6%
	Short-Term Investments and Net Other Assets (Liabilities) 0.1%		Short-Term Investments and Net Other Assets (Liabilities) 0.4%
* Foreign investments	13.6%	** Foreign investments	13.1%

Annual Report

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.6%
Delphi Automotive PLC (a)	83,200	$ 3,216,512
Household Durables - 1.2%
Jarden Corp.	42,495	2,500,406
Whirlpool Corp.	31,500	3,634,470
		6,134,876
Media - 2.6%
Comcast Corp. Class A	142,575	5,429,256
News Corp. Class A	186,900	5,184,606
Omnicom Group, Inc.	44,300	2,404,604
		13,018,466
Multiline Retail - 1.7%
Macy's, Inc.	80,450	3,178,580
Target Corp.	83,434	5,040,248
		8,218,828
Specialty Retail - 1.2%
Lowe's Companies, Inc.	112,063	4,279,686
Staples, Inc.	115,000	1,550,200
		5,829,886
TOTAL CONSUMER DISCRETIONARY		36,418,568
CONSUMER STAPLES - 7.3%
Beverages - 1.2%
Dr. Pepper Snapple Group, Inc.	58,400	2,632,088
Molson Coors Brewing Co. Class B	72,900	3,293,622
		5,925,710
Food & Staples Retailing - 0.9%
Walgreen Co.	114,940	4,593,002
Food Products - 2.8%
Archer Daniels Midland Co.	92,000	2,624,760
ConAgra Foods, Inc.	92,410	3,020,883
Mondelez International, Inc.	184,790	5,135,314
The J.M. Smucker Co.	35,720	3,165,864
		13,946,821
Household Products - 1.9%
Procter & Gamble Co.	91,880	6,905,701
Reckitt Benckiser Group PLC	41,400	2,759,050
		9,664,751
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 0.5%
Lorillard, Inc.	57,500	$ 2,246,525
TOTAL CONSUMER STAPLES		36,376,809
ENERGY - 16.3%
Energy Equipment & Services - 1.6%
Cameron International Corp. (a)	60,200	3,811,262
National Oilwell Varco, Inc.	58,400	4,329,776
		8,141,038
Oil, Gas & Consumable Fuels - 14.7%
Anadarko Petroleum Corp.	96,720	7,739,534
BP PLC sponsored ADR	126,423	5,628,352
Canadian Natural Resources Ltd.	213,400	6,444,363
Exxon Mobil Corp.	113,300	10,193,601
Marathon Petroleum Corp.	63,800	4,734,598
Noble Energy, Inc.	39,680	4,277,107
Occidental Petroleum Corp.	138,978	12,267,588
Phillips 66	33,100	2,004,867
Royal Dutch Shell PLC Class A sponsored ADR	109,957	7,754,168
Suncor Energy, Inc.	240,100	8,160,608
The Williams Companies, Inc.	115,898	4,062,225
		73,267,011
TOTAL ENERGY		81,408,049
FINANCIALS - 25.8%
Capital Markets - 4.0%
Bank of New York Mellon Corp.	198,000	5,377,680
Invesco Ltd.	165,800	4,518,050
Morgan Stanley	153,700	3,512,045
State Street Corp.	97,000	5,398,050
SWS Group, Inc. (a)	196,000	1,291,640
		20,097,465
Commercial Banks - 8.5%
CIT Group, Inc. (a)	95,900	4,061,365
First Citizen Bancshares, Inc.	18,200	3,173,352
First Citizen Bancshares, Inc. (f)	10,000	1,569,240
Itau Unibanco Holding SA sponsored ADR	197,800	3,408,094
PNC Financial Services Group, Inc.	92,100	5,691,780
Popular, Inc. (a)	193,280	5,187,635
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp	149,100	$ 4,935,210
Wells Fargo & Co.	416,300	14,499,729
		42,526,405
Consumer Finance - 1.1%
EZCORP, Inc. (non-vtg.) Class A (a)	44,623	990,631
SLM Corp.	264,500	4,467,405
		5,458,036
Insurance - 8.4%
ACE Ltd.	64,500	5,503,785
AFLAC, Inc.	63,450	3,366,657
Berkshire Hathaway, Inc. Class B (a)	150,457	14,583,797
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,500	2,691,999
MetLife, Inc.	107,700	4,021,518
National Western Life Insurance Co. Class A	14,750	2,410,150
Old Republic International Corp.	338,700	3,861,180
StanCorp Financial Group, Inc.	55,000	2,138,950
Torchmark Corp.	58,350	3,250,679
		41,828,715
Real Estate Investment Trusts - 1.2%
American Tower Corp.	34,200	2,604,330
Boston Properties, Inc.	27,400	2,884,672
Equity Lifestyle Properties, Inc.	7,500	537,000
Eurobank Properties Real Estate Investment Co.	7,000	51,420
		6,077,422
Real Estate Management & Development - 2.4%
Consolidated-Tomoka Land Co.	34,900	1,256,051
Kennedy-Wilson Holdings, Inc.	720,800	10,804,792
		12,060,843
Thrifts & Mortgage Finance - 0.2%
People's United Financial, Inc.	82,300	1,013,113
TOTAL FINANCIALS		129,061,999
HEALTH CARE - 11.1%
Health Care Equipment & Supplies - 0.6%
Alere, Inc. (a)	6,650	141,379
Baxter International, Inc.	7,800	529,152
Covidien PLC	18,000	1,122,120
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc.	17,900	$ 728,530
Teleflex, Inc.	6,200	465,000
		2,986,181
Health Care Providers & Services - 2.2%
Quest Diagnostics, Inc.	19,300	1,118,435
UnitedHealth Group, Inc.	110,900	6,122,789
WellPoint, Inc.	55,801	3,617,021
		10,858,245
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (a)	61,700	683,636
Life Sciences Tools & Services - 0.7%
QIAGEN NV (a)	29,000	609,000
Thermo Fisher Scientific, Inc.	38,742	2,794,848
		3,403,848
Pharmaceuticals - 7.5%
AbbVie, Inc.	29,700	1,089,693
Eli Lilly & Co.	18,400	987,896
Endo Pharmaceuticals Holdings, Inc. (a)	24,900	788,334
Jazz Pharmaceuticals PLC (a)	9,800	552,622
Johnson & Johnson	154,800	11,442,816
Merck & Co., Inc.	275,600	11,919,700
Pfizer, Inc.	371,700	10,139,976
Warner Chilcott PLC	40,100	568,217
Zoetis, Inc. Class A	4,300	111,800
		37,601,054
TOTAL HEALTH CARE		55,532,964
INDUSTRIALS - 10.1%
Aerospace & Defense - 1.4%
General Dynamics Corp.	73,300	4,859,790
United Technologies Corp.	25,800	2,259,306
		7,119,096
Air Freight & Logistics - 0.7%
FedEx Corp.	35,800	3,631,910
Commercial Services & Supplies - 1.8%
Corrections Corp. of America	43,800	1,659,582
CyrusOne, Inc.	69,000	1,460,730
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Republic Services, Inc.	81,700	$ 2,605,413
Waste Management, Inc.	84,200	3,063,196
		8,788,921
Construction & Engineering - 1.5%
AECOM Technology Corp. (a)	205,200	5,246,964
Foster Wheeler AG (a)	85,500	2,232,405
		7,479,369
Industrial Conglomerates - 3.2%
General Electric Co.	711,800	15,858,900
Machinery - 0.5%
Stanley Black & Decker, Inc.	30,917	2,375,353
Professional Services - 0.6%
Towers Watson & Co.	50,900	3,108,972
Road & Rail - 0.4%
Union Pacific Corp.	15,300	2,011,338
TOTAL INDUSTRIALS		50,373,859
INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 1.5%
Brocade Communications Systems, Inc. (a)	165,900	948,948
Cisco Systems, Inc.	314,900	6,477,493
		7,426,441
Computers & Peripherals - 0.9%
Hewlett-Packard Co.	271,027	4,474,656
Electronic Equipment & Components - 0.9%
Corning, Inc.	190,798	2,289,576
Jabil Circuit, Inc.	127,348	2,408,151
		4,697,727
Semiconductors & Semiconductor Equipment - 2.0%
Broadcom Corp. Class A	68,500	2,222,825
Freescale Semiconductor Holdings I Ltd. (a)(d)	146,559	2,117,778
Intersil Corp. Class A	253,868	2,195,958
Marvell Technology Group Ltd.	192,164	1,777,517
ON Semiconductor Corp. (a)	213,500	1,675,975
		9,990,053
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 0.4%
Symantec Corp. (a)	97,000	$ 2,111,690
TOTAL INFORMATION TECHNOLOGY		28,700,567
MATERIALS - 4.5%
Chemicals - 3.3%
Air Products & Chemicals, Inc.	48,450	4,235,984
Ashland, Inc.	48,300	3,792,033
Eastman Chemical Co.	52,400	3,728,260
LyondellBasell Industries NV Class A	75,220	4,770,452
		16,526,729
Containers & Packaging - 0.8%
Rock-Tenn Co. Class A	49,070	3,874,077
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc.	52,600	1,854,150
TOTAL MATERIALS		22,254,956
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.4%
AT&T, Inc.	225,800	7,855,582
CenturyLink, Inc.	74,714	3,022,181
Frontier Communications Corp. (d)	236,700	1,081,719
		11,959,482
Wireless Telecommunication Services - 0.4%
NII Holdings, Inc. (a)(d)	319,500	2,236,500
TOTAL TELECOMMUNICATION SERVICES		14,195,982
UTILITIES - 6.5%
Electric Utilities - 4.1%
Edison International	94,300	4,544,317
Hawaiian Electric Industries, Inc.	15,100	407,247
ITC Holdings Corp.	41,100	3,329,100
NextEra Energy, Inc.	50,410	3,632,041
Northeast Utilities	128,600	5,237,878
OGE Energy Corp.	55,540	3,260,753
		20,411,336
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - 0.4%
ONEOK, Inc.	25,100	$ 1,179,951
Questar Corp.	29,700	689,931
		1,869,882
Independent Power Producers & Energy Traders - 0.4%
The AES Corp.	179,590	1,946,756
Multi-Utilities - 1.6%
NiSource, Inc.	122,600	3,313,878
Sempra Energy	66,650	5,002,083
		8,315,961
TOTAL UTILITIES		32,543,935
TOTAL COMMON STOCKS (Cost $456,339,619)		486,867,688
Nonconvertible Preferred Stocks - 0.0%

FINANCIALS - 0.0%
Real Estate Investment Trusts - 0.0%
Eagle Hospitality Properties Trust, Inc. 8.25% (a) (Cost $141,235)	47,000	47
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.06% to 0.08% 2/14/13 to 4/18/13 (e) (Cost $349,985)	$ 350,000	349,992
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	14,449,093	$ 14,449,093
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	2,495,750	2,495,750
TOTAL MONEY MARKET FUNDS (Cost $16,944,843)		16,944,843
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $473,775,682)		504,162,570
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(4,203,144)
NET ASSETS - 100%		$ 499,959,426
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
162 ICE Russell 1000 Value Index Contracts	March 2013	$ 12,315,240	$ 329,222

The face value of futures purchased as a percentage of net assets is 2.5%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $349,992.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,569,240 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Citizen Bancshares, Inc.	12/21/12	$ 1,400,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,628
Fidelity Securities Lending Cash Central Fund	83,364
Total	$ 97,992
Other Information

The following is a summary of the inputs used, as of January 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 36,418,568	$ 36,418,568	$ -	$ -
Consumer Staples	36,376,809	36,376,809	-	-
Energy	81,408,049	81,408,049	-	-
Financials	129,062,046	127,492,806	1,569,240	-
Health Care	55,532,964	55,532,964	-	-
Industrials	50,373,859	50,373,859	-	-
Information Technology	28,700,567	28,700,567	-	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Materials	$ 22,254,956	$ 22,254,956	$ -	$ -
Telecommunication Services	14,195,982	14,195,982	-	-
Utilities	32,543,935	32,543,935	-	-
U.S. Government and Government Agency Obligations	349,992	-	349,992	-
Money Market Funds	16,944,843	16,944,843	-	-
Total Investments in Securities:	$ 504,162,570	$ 502,243,338	$ 1,919,232	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 329,222	$ 329,222	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 329,222	$ -
Total Value of Derivatives	$ 329,222	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	86.4%
Canada	3.4%
United Kingdom	3.2%
Bermuda	1.7%
Switzerland	1.5%
Netherlands	1.1%
Puerto Rico	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $2,427,252) - See accompanying schedule: Unaffiliated issuers (cost $456,830,839)	$ 487,217,727
Fidelity Central Funds (cost $16,944,843)	16,944,843
Total Investments (cost $473,775,682)		$ 504,162,570
Cash		80,975
Receivable for investments sold		11,296,000
Receivable for fund shares sold		704,709
Dividends receivable		576,214
Distributions receivable from Fidelity Central Funds		9,803
Prepaid expenses		953
Other receivables		66,048
Total assets		516,897,272

Liabilities
Payable for investments purchased	$ 12,573,953
Payable for fund shares redeemed	1,551,844
Accrued management fee	122,882
Distribution and service plan fees payable	12,492
Payable for daily variation margin on futures contracts	17,820
Other affiliated payables	111,610
Other payables and accrued expenses	51,495
Collateral on securities loaned, at value	2,495,750
Total liabilities		16,937,846

Net Assets		$ 499,959,426
Net Assets consist of:
Paid in capital		$ 819,564,735
Undistributed net investment income		393,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(350,714,578)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		30,715,416
Net Assets		$ 499,959,426

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,234,003 ÷ 1,466,542 shares)	$ 12.43

Maximum offering price per share (100/94.25 of $12.43)	$ 13.19
Class T: Net Asset Value and redemption price per share ($6,544,090 ÷ 526,045 shares)	$ 12.44

Maximum offering price per share (100/96.50 of $12.44)	$ 12.89
Class B: Net Asset Value and offering price per share ($1,645,104 ÷ 132,267 shares)A	$ 12.44

Class C: Net Asset Value and offering price per share ($5,838,546 ÷ 474,748 shares)A	$ 12.30

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($465,702,312 ÷ 37,229,744 shares)	$ 12.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,995,371 ÷ 160,151 shares)	$ 12.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2013

Investment Income
Dividends		$ 12,667,163
Interest		322
Income from Fidelity Central Funds		97,992
Total income		12,765,477

Expenses
Management fee Basic fee	$ 2,743,221
Performance adjustment	(1,495,660)
Transfer agent fees	1,224,930
Distribution and service plan fees	140,831
Accounting and security lending fees	191,707
Custodian fees and expenses	29,588
Independent trustees' compensation	3,240
Registration fees	78,048
Audit	55,888
Legal	2,369
Miscellaneous	5,245
Total expenses before reductions	2,979,407
Expense reductions	(130,264)	2,849,143
Net investment income (loss)		9,916,334
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,785,348
Foreign currency transactions	30,679
Futures contracts	853,784
Total net realized gain (loss)		29,669,811
Change in net unrealized appreciation (depreciation) on: Investment securities	43,634,270
Assets and liabilities in foreign currencies	(694)
Futures contracts	326,645
Total change in net unrealized appreciation (depreciation)		43,960,221
Net gain (loss)		73,630,032
Net increase (decrease) in net assets resulting from operations		$ 83,546,366

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,916,334	$ 10,198,233
Net realized gain (loss)	29,669,811	82,077,771
Change in net unrealized appreciation (depreciation)	43,960,221	(80,818,055)
Net increase (decrease) in net assets resulting from operations	83,546,366	11,457,949
Distributions to shareholders from net investment income	(9,512,706)	(10,179,715)
Share transactions - net increase (decrease)	(89,844,793)	(323,065,032)
Total increase (decrease) in net assets	(15,811,133)	(321,786,798)

Net Assets
Beginning of period	515,770,559	837,557,357
End of period (including undistributed net investment income of $393,853 and distributions in excess of net investment income of $41,141, respectively)	$ 499,959,426	$ 515,770,559

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.71	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Income from Investment Operations
Net investment income (loss) C	.20	.14	.09	.09	.16
Net realized and unrealized gain (loss)	1.73	.02	1.38	1.85	(6.00)
Total from investment operations	1.93	.16	1.47	1.94	(5.84)
Distributions from net investment income	(.21)	(.17)	(.10)	(.12)	(.17)
Net asset value, end of period	$ 12.43	$ 10.71	$ 10.72	$ 9.35	$ 7.53
Total Return A, B	18.15%	1.58%	15.79%	25.74%	(43.20)%
Ratios to Average Net Assets D, F
Expenses before reductions	.87%	.87%	1.00%	1.15%	1.17%
Expenses net of fee waivers, if any	.87%	.87%	1.00%	1.15%	1.17%
Expenses net of all reductions	.85%	.86%	1.00%	1.13%	1.17%
Net investment income (loss)	1.74%	1.38%	.87%	1.08%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,234	$ 18,900	$ 20,815	$ 23,778	$ 22,577
Portfolio turnover rate E	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 10.74	$ 9.36	$ 7.54	$ 13.53
Income from Investment Operations
Net investment income (loss) C	.17	.12	.06	.07	.12
Net realized and unrealized gain (loss)	1.73	.01	1.39	1.84	(5.97)
Total from investment operations	1.90	.13	1.45	1.91	(5.85)
Distributions from net investment income	(.18)	(.15)	(.07)	(.09)	(.14)
Net asset value, end of period	$ 12.44	$ 10.72	$ 10.74	$ 9.36	$ 7.54
Total Return A, B	17.88%	1.26%	15.50%	25.30%	(43.34)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.14%	1.14%	1.29%	1.45%	1.49%
Expenses net of fee waivers, if any	1.14%	1.14%	1.29%	1.45%	1.49%
Expenses net of all reductions	1.12%	1.13%	1.28%	1.44%	1.49%
Net investment income (loss)	1.48%	1.11%	.59%	.78%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,544	$ 5,603	$ 5,625	$ 9,101	$ 9,792
Portfolio turnover rate E	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Income from Investment Operations
Net investment income (loss) C	.11	.07	.01	.02	.07
Net realized and unrealized gain (loss)	1.73	.02	1.38	1.85	(5.98)
Total from investment operations	1.84	.09	1.39	1.87	(5.91)
Distributions from net investment income	(.12)	(.09)	(.02)	(.05)	(.10)
Net asset value, end of period	$ 12.44	$ 10.72	$ 10.72	$ 9.35	$ 7.53
Total Return A, B	17.24%	.86%	14.87%	24.79%	(43.71)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.63%	1.62%	1.80%	1.98%	2.07%
Expenses net of fee waivers, if any	1.63%	1.62%	1.80%	1.98%	2.00%
Expenses net of all reductions	1.60%	1.62%	1.79%	1.97%	2.00%
Net investment income (loss)	.99%	.63%	.08%	.24%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,645	$ 1,819	$ 2,274	$ 2,711	$ 2,600
Portfolio turnover rate E	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.63	$ 9.30	$ 7.49	$ 13.52
Income from Investment Operations
Net investment income (loss) C	.11	.07	.01	.03	.08
Net realized and unrealized gain (loss)	1.72	.01	1.36	1.84	(5.97)
Total from investment operations	1.83	.08	1.37	1.87	(5.89)
Distributions from net investment income	(.14)	(.10)	(.04)	(.06)	(.14)
Net asset value, end of period	$ 12.30	$ 10.61	$ 10.63	$ 9.30	$ 7.49
Total Return A, B	17.32%	.85%	14.79%	24.97%	(43.65)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.63%	1.62%	1.75%	1.89%	1.91%
Expenses net of fee waivers, if any	1.63%	1.62%	1.75%	1.89%	1.91%
Expenses net of all reductions	1.61%	1.61%	1.74%	1.88%	1.91%
Net investment income (loss)	.99%	.63%	.13%	.34%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,839	$ 4,979	$ 3,959	$ 3,491	$ 2,352
Portfolio turnover rate E	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector Large Cap Value

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.77	$ 10.78	$ 9.40	$ 7.56	$ 13.57
Income from Investment Operations
Net investment income (loss) B	.23	.18	.11	.12	.20
Net realized and unrealized gain (loss)	1.75	.01	1.40	1.86	(6.02)
Total from investment operations	1.98	.19	1.51	1.98	(5.82)
Distributions from net investment income	(.24)	(.20)	(.13)	(.14)	(.19)
Net asset value, end of period	$ 12.51	$ 10.77	$ 10.78	$ 9.40	$ 7.56
Total Return A	18.55%	1.85%	16.09%	26.21%	(43.03)%
Ratios to Average Net Assets C, E
Expenses before reductions	.57%	.57%	.73%	.85%	.86%
Expenses net of fee waivers, if any	.57%	.57%	.73%	.85%	.86%
Expenses net of all reductions	.55%	.56%	.72%	.84%	.86%
Net investment income (loss)	2.05%	1.68%	1.15%	1.38%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 465,702	$ 482,950	$ 803,009	$ 914,828	$ 916,490
Portfolio turnover rate D	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 10.74	$ 9.37	$ 7.54	$ 13.54
Income from Investment Operations
Net investment income (loss) B	.23	.17	.11	.12	.20
Net realized and unrealized gain (loss)	1.73	.02	1.39	1.85	(6.01)
Total from investment operations	1.96	.19	1.50	1.97	(5.81)
Distributions from net investment income	(.24)	(.19)	(.13)	(.14)	(.19)
Net asset value, end of period	$ 12.46	$ 10.74	$ 10.74	$ 9.37	$ 7.54
Total Return A	18.42%	1.92%	16.04%	26.18%	(43.00)%
Ratios to Average Net Assets C, E
Expenses before reductions	.61%	.60%	.74%	.87%	.85%
Expenses net of fee waivers, if any	.61%	.60%	.74%	.87%	.85%
Expenses net of all reductions	.58%	.60%	.73%	.86%	.85%
Net investment income (loss)	2.01%	1.65%	1.14%	1.36%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,995	$ 1,519	$ 1,876	$ 2,279	$ 1,304
Portfolio turnover rate D	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 60,553,324
Gross unrealized depreciation	(36,375,847)
Net unrealized appreciation (depreciation) on securities and other investments	$ 24,177,477

Tax Cost	$ 479,985,093

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 393,853
Capital loss carryforward	$ (344,175,945)
Net unrealized appreciation (depreciation)	$ 24,506,005

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2017	$ (156,071,106)
2018	(188,104,839)
Total with expiration	$ (344,175,945)

The tax character of distributions paid was as follows:

	January 31, 2013	January 31, 2012
Ordinary Income	$ 9,512,706	$ 10,179,715

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $853,784 and a change in net unrealized appreciation (depreciation) of $326,645 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $304,000,483 and $399,010,186, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .25% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 43,754	$ 490
Class T	.25%	.25%	29,408	168
Class B	.75%	.25%	16,748	12,625
Class C	.75%	.25%	50,921	14,959
			$ 140,831	$ 28,242

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,859
Class T	1,851
Class B*	3,265
Class C*	1,973
$ 13,948

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 51,877.30
Class T	18,539.32
Class B	5,041.30
Class C	15,483.30
Stock Selector Large Cap Value	1,128,822.25
Institutional Class	5,168.28
	$ 1,224,930

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,379 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,322 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,445,000. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $83,364, including $3,501 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $130,264 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2013	2012
From net investment income
Class A	$ 304,000	$ 291,163
Class T	93,858	76,828
Class B	16,188	14,902
Class C	63,927	43,527
Stock Selector Large Cap Value	8,993,963	9,726,457
Institutional Class	40,770	26,838
Total	$ 9,512,706	$ 10,179,715

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Class A
Shares sold	251,269	537,296	$ 2,848,724	$ 5,591,381
Reinvestment of distributions	24,461	26,981	281,542	272,774
Shares redeemed	(573,384)	(742,040)	(6,434,025)	(7,769,301)
Net increase (decrease)	(297,654)	(177,763)	$ (3,303,759)	$ (1,905,146)
Class T
Shares sold	131,721	164,778	$ 1,501,274	$ 1,752,467
Reinvestment of distributions	8,058	7,415	92,826	75,038
Shares redeemed	(136,167)	(173,682)	(1,544,492)	(1,851,245)
Net increase (decrease)	3,612	(1,489)	$ 49,608	$ (23,740)
Class B
Shares sold	1,157	9,062	$ 13,142	$ 86,884
Reinvestment of distributions	1,236	1,307	14,255	13,227
Shares redeemed	(39,897)	(52,766)	(452,422)	(549,800)
Net increase (decrease)	(37,504)	(42,397)	$ (425,025)	$ (449,689)
Class C
Shares sold	162,948	201,797	$ 1,812,867	$ 2,080,198
Reinvestment of distributions	4,869	3,605	55,503	36,155
Shares redeemed	(162,163)	(108,651)	(1,799,733)	(1,106,480)
Net increase (decrease)	5,654	96,751	$ 68,637	$ 1,009,873

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Stock Selector Large Cap Value
Shares sold	3,974,459	6,854,527	$ 45,488,310	$ 72,065,849
Reinvestment of distributions	757,439	935,043	8,771,144	9,500,032
Shares redeemed	(12,329,354)	(37,479,739)	(140,694,347)	(402,880,177)
Net increase (decrease)	(7,597,456)	(29,690,169)	$ (86,434,893)	$ (321,314,296)
Institutional Class
Shares sold	54,716	58,013	$ 619,947	$ 608,335
Reinvestment of distributions	3,536	2,632	40,770	26,662
Shares redeemed	(39,612)	(93,801)	(460,078)	(1,017,031)
Net increase (decrease)	18,640	(33,156)	$ 200,639	$ (382,034)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (49)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

ALCV-UANN-0313
1.838393.103

Fidelity®

Stock Selector Large Cap Value

Fund

Annual Report

January 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector Large Cap Value Fund	18.55%	0.16%	6.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Large Cap Value Fund, a class of the fund, on January 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Improvement in the U.S. economy helped lift equity benchmarks to double-digit gains for the year ending January 31, 2013, overcoming moments of volatility driven by sovereign debt woes in Europe, slower economic growth in China and gridlock in Congress. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and solid corporate earnings reports. The broad-based S&P 500® Index rose 16.78% for the year, crossing the milestone 1,500 mark near period end. The technology-heavy Nasdaq Composite Index® added 13.13%, and the blue-chip-laden Dow Jones Industrial AverageSM gained 12.75%. Early in the period, stocks rose on positive U.S. economic news and proposed bailouts in Europe. Although fear resurfaced in April and May, equities rebounded in June on central bank stimulus and new life in the housing market. In September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election sell-off. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with eight of the 10 sectors in the S&P 500® posting double-digit returns. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.41%.

Comments from Bruce Dirks, Group Leader of Fidelity's Stock Selector Large Cap Value Team, which manages Fidelity® Stock Selector Large Cap Value Fund: For the year, the fund's Retail Class shares returned 18.55%, trailing the 20.58% gain of the Russell 1000® Value Index. Unfavorable security selection and industry positioning in information technology, weak stock picking in telecommunication services and energy, and underweighting diversified financials were the primary reasons the fund lagged the index. On the plus side, stock choices in materials, utilities and industrials aided relative performance. The biggest relative detractors included: NII Holdings, which provides mobile communications services for business customers in Latin America under the Nextel brand name; technology manufacturer Hewlett-Packard; not holding index component and diversified financial services giant Bank of America; and semiconductor maker Marvell Technology Group. The top individual contributors were an out-of-benchmark position in GEO Group, which manages correctional, detention, mental health and residential treatment facilities, Puerto Rico-based bank holding company Popular and oil refiner Marathon Petroleum. GEO Group was sold from the fund during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Class A	.88%
Actual		$ 1,000.00	$ 1,140.00	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.71	$ 4.47
Class T	1.15%
Actual		$ 1,000.00	$ 1,138.40	$ 6.18
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.84
Class B	1.64%
Actual		$ 1,000.00	$ 1,136.40	$ 8.81
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.31
Class C	1.64%
Actual		$ 1,000.00	$ 1,135.70	$ 8.80
HypotheticalA		$ 1,000.00	$ 1,016.89	$ 8.31
Stock Selector Large Cap Value	.58%
Actual		$ 1,000.00	$ 1,142.10	$ 3.12
HypotheticalA		$ 1,000.00	$ 1,022.22	$ 2.95
Institutional Class	.61%
Actual		$ 1,000.00	$ 1,141.70	$ 3.28
HypotheticalA		$ 1,000.00	$ 1,022.07	$ 3.10

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.2	3.2
Berkshire Hathaway, Inc. Class B	2.9	3.0
Wells Fargo & Co.	2.9	3.3
Occidental Petroleum Corp.	2.5	2.4
Merck & Co., Inc.	2.4	2.2
Johnson & Johnson	2.3	2.2
Kennedy-Wilson Holdings, Inc.	2.2	2.2
Exxon Mobil Corp.	2.0	0.0
Pfizer, Inc.	2.0	2.9
Suncor Energy, Inc.	1.6	1.8
	24.0
Top Five Market Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.8	25.7
Energy	16.3	16.9
Health Care	11.1	11.1
Industrials	10.1	8.7
Consumer Discretionary	7.3	7.2
Asset Allocation (% of fund's net assets)
As of January 31, 2013*		As of July 31, 2012**
	Stocks and Equity Futures 99.9%		Stocks and Equity Futures 99.6%
	Short-Term Investments and Net Other Assets (Liabilities) 0.1%		Short-Term Investments and Net Other Assets (Liabilities) 0.4%
* Foreign investments	13.6%	** Foreign investments	13.1%

Annual Report

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.6%
Delphi Automotive PLC (a)	83,200	$ 3,216,512
Household Durables - 1.2%
Jarden Corp.	42,495	2,500,406
Whirlpool Corp.	31,500	3,634,470
		6,134,876
Media - 2.6%
Comcast Corp. Class A	142,575	5,429,256
News Corp. Class A	186,900	5,184,606
Omnicom Group, Inc.	44,300	2,404,604
		13,018,466
Multiline Retail - 1.7%
Macy's, Inc.	80,450	3,178,580
Target Corp.	83,434	5,040,248
		8,218,828
Specialty Retail - 1.2%
Lowe's Companies, Inc.	112,063	4,279,686
Staples, Inc.	115,000	1,550,200
		5,829,886
TOTAL CONSUMER DISCRETIONARY		36,418,568
CONSUMER STAPLES - 7.3%
Beverages - 1.2%
Dr. Pepper Snapple Group, Inc.	58,400	2,632,088
Molson Coors Brewing Co. Class B	72,900	3,293,622
		5,925,710
Food & Staples Retailing - 0.9%
Walgreen Co.	114,940	4,593,002
Food Products - 2.8%
Archer Daniels Midland Co.	92,000	2,624,760
ConAgra Foods, Inc.	92,410	3,020,883
Mondelez International, Inc.	184,790	5,135,314
The J.M. Smucker Co.	35,720	3,165,864
		13,946,821
Household Products - 1.9%
Procter & Gamble Co.	91,880	6,905,701
Reckitt Benckiser Group PLC	41,400	2,759,050
		9,664,751
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 0.5%
Lorillard, Inc.	57,500	$ 2,246,525
TOTAL CONSUMER STAPLES		36,376,809
ENERGY - 16.3%
Energy Equipment & Services - 1.6%
Cameron International Corp. (a)	60,200	3,811,262
National Oilwell Varco, Inc.	58,400	4,329,776
		8,141,038
Oil, Gas & Consumable Fuels - 14.7%
Anadarko Petroleum Corp.	96,720	7,739,534
BP PLC sponsored ADR	126,423	5,628,352
Canadian Natural Resources Ltd.	213,400	6,444,363
Exxon Mobil Corp.	113,300	10,193,601
Marathon Petroleum Corp.	63,800	4,734,598
Noble Energy, Inc.	39,680	4,277,107
Occidental Petroleum Corp.	138,978	12,267,588
Phillips 66	33,100	2,004,867
Royal Dutch Shell PLC Class A sponsored ADR	109,957	7,754,168
Suncor Energy, Inc.	240,100	8,160,608
The Williams Companies, Inc.	115,898	4,062,225
		73,267,011
TOTAL ENERGY		81,408,049
FINANCIALS - 25.8%
Capital Markets - 4.0%
Bank of New York Mellon Corp.	198,000	5,377,680
Invesco Ltd.	165,800	4,518,050
Morgan Stanley	153,700	3,512,045
State Street Corp.	97,000	5,398,050
SWS Group, Inc. (a)	196,000	1,291,640
		20,097,465
Commercial Banks - 8.5%
CIT Group, Inc. (a)	95,900	4,061,365
First Citizen Bancshares, Inc.	18,200	3,173,352
First Citizen Bancshares, Inc. (f)	10,000	1,569,240
Itau Unibanco Holding SA sponsored ADR	197,800	3,408,094
PNC Financial Services Group, Inc.	92,100	5,691,780
Popular, Inc. (a)	193,280	5,187,635
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
U.S. Bancorp	149,100	$ 4,935,210
Wells Fargo & Co.	416,300	14,499,729
		42,526,405
Consumer Finance - 1.1%
EZCORP, Inc. (non-vtg.) Class A (a)	44,623	990,631
SLM Corp.	264,500	4,467,405
		5,458,036
Insurance - 8.4%
ACE Ltd.	64,500	5,503,785
AFLAC, Inc.	63,450	3,366,657
Berkshire Hathaway, Inc. Class B (a)	150,457	14,583,797
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,500	2,691,999
MetLife, Inc.	107,700	4,021,518
National Western Life Insurance Co. Class A	14,750	2,410,150
Old Republic International Corp.	338,700	3,861,180
StanCorp Financial Group, Inc.	55,000	2,138,950
Torchmark Corp.	58,350	3,250,679
		41,828,715
Real Estate Investment Trusts - 1.2%
American Tower Corp.	34,200	2,604,330
Boston Properties, Inc.	27,400	2,884,672
Equity Lifestyle Properties, Inc.	7,500	537,000
Eurobank Properties Real Estate Investment Co.	7,000	51,420
		6,077,422
Real Estate Management & Development - 2.4%
Consolidated-Tomoka Land Co.	34,900	1,256,051
Kennedy-Wilson Holdings, Inc.	720,800	10,804,792
		12,060,843
Thrifts & Mortgage Finance - 0.2%
People's United Financial, Inc.	82,300	1,013,113
TOTAL FINANCIALS		129,061,999
HEALTH CARE - 11.1%
Health Care Equipment & Supplies - 0.6%
Alere, Inc. (a)	6,650	141,379
Baxter International, Inc.	7,800	529,152
Covidien PLC	18,000	1,122,120
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
St. Jude Medical, Inc.	17,900	$ 728,530
Teleflex, Inc.	6,200	465,000
		2,986,181
Health Care Providers & Services - 2.2%
Quest Diagnostics, Inc.	19,300	1,118,435
UnitedHealth Group, Inc.	110,900	6,122,789
WellPoint, Inc.	55,801	3,617,021
		10,858,245
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (a)	61,700	683,636
Life Sciences Tools & Services - 0.7%
QIAGEN NV (a)	29,000	609,000
Thermo Fisher Scientific, Inc.	38,742	2,794,848
		3,403,848
Pharmaceuticals - 7.5%
AbbVie, Inc.	29,700	1,089,693
Eli Lilly & Co.	18,400	987,896
Endo Pharmaceuticals Holdings, Inc. (a)	24,900	788,334
Jazz Pharmaceuticals PLC (a)	9,800	552,622
Johnson & Johnson	154,800	11,442,816
Merck & Co., Inc.	275,600	11,919,700
Pfizer, Inc.	371,700	10,139,976
Warner Chilcott PLC	40,100	568,217
Zoetis, Inc. Class A	4,300	111,800
		37,601,054
TOTAL HEALTH CARE		55,532,964
INDUSTRIALS - 10.1%
Aerospace & Defense - 1.4%
General Dynamics Corp.	73,300	4,859,790
United Technologies Corp.	25,800	2,259,306
		7,119,096
Air Freight & Logistics - 0.7%
FedEx Corp.	35,800	3,631,910
Commercial Services & Supplies - 1.8%
Corrections Corp. of America	43,800	1,659,582
CyrusOne, Inc.	69,000	1,460,730
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Republic Services, Inc.	81,700	$ 2,605,413
Waste Management, Inc.	84,200	3,063,196
		8,788,921
Construction & Engineering - 1.5%
AECOM Technology Corp. (a)	205,200	5,246,964
Foster Wheeler AG (a)	85,500	2,232,405
		7,479,369
Industrial Conglomerates - 3.2%
General Electric Co.	711,800	15,858,900
Machinery - 0.5%
Stanley Black & Decker, Inc.	30,917	2,375,353
Professional Services - 0.6%
Towers Watson & Co.	50,900	3,108,972
Road & Rail - 0.4%
Union Pacific Corp.	15,300	2,011,338
TOTAL INDUSTRIALS		50,373,859
INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 1.5%
Brocade Communications Systems, Inc. (a)	165,900	948,948
Cisco Systems, Inc.	314,900	6,477,493
		7,426,441
Computers & Peripherals - 0.9%
Hewlett-Packard Co.	271,027	4,474,656
Electronic Equipment & Components - 0.9%
Corning, Inc.	190,798	2,289,576
Jabil Circuit, Inc.	127,348	2,408,151
		4,697,727
Semiconductors & Semiconductor Equipment - 2.0%
Broadcom Corp. Class A	68,500	2,222,825
Freescale Semiconductor Holdings I Ltd. (a)(d)	146,559	2,117,778
Intersil Corp. Class A	253,868	2,195,958
Marvell Technology Group Ltd.	192,164	1,777,517
ON Semiconductor Corp. (a)	213,500	1,675,975
		9,990,053
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 0.4%
Symantec Corp. (a)	97,000	$ 2,111,690
TOTAL INFORMATION TECHNOLOGY		28,700,567
MATERIALS - 4.5%
Chemicals - 3.3%
Air Products & Chemicals, Inc.	48,450	4,235,984
Ashland, Inc.	48,300	3,792,033
Eastman Chemical Co.	52,400	3,728,260
LyondellBasell Industries NV Class A	75,220	4,770,452
		16,526,729
Containers & Packaging - 0.8%
Rock-Tenn Co. Class A	49,070	3,874,077
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc.	52,600	1,854,150
TOTAL MATERIALS		22,254,956
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.4%
AT&T, Inc.	225,800	7,855,582
CenturyLink, Inc.	74,714	3,022,181
Frontier Communications Corp. (d)	236,700	1,081,719
		11,959,482
Wireless Telecommunication Services - 0.4%
NII Holdings, Inc. (a)(d)	319,500	2,236,500
TOTAL TELECOMMUNICATION SERVICES		14,195,982
UTILITIES - 6.5%
Electric Utilities - 4.1%
Edison International	94,300	4,544,317
Hawaiian Electric Industries, Inc.	15,100	407,247
ITC Holdings Corp.	41,100	3,329,100
NextEra Energy, Inc.	50,410	3,632,041
Northeast Utilities	128,600	5,237,878
OGE Energy Corp.	55,540	3,260,753
		20,411,336
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - 0.4%
ONEOK, Inc.	25,100	$ 1,179,951
Questar Corp.	29,700	689,931
		1,869,882
Independent Power Producers & Energy Traders - 0.4%
The AES Corp.	179,590	1,946,756
Multi-Utilities - 1.6%
NiSource, Inc.	122,600	3,313,878
Sempra Energy	66,650	5,002,083
		8,315,961
TOTAL UTILITIES		32,543,935
TOTAL COMMON STOCKS (Cost $456,339,619)		486,867,688
Nonconvertible Preferred Stocks - 0.0%

FINANCIALS - 0.0%
Real Estate Investment Trusts - 0.0%
Eagle Hospitality Properties Trust, Inc. 8.25% (a) (Cost $141,235)	47,000	47
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.06% to 0.08% 2/14/13 to 4/18/13 (e) (Cost $349,985)	$ 350,000	349,992
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	14,449,093	$ 14,449,093
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	2,495,750	2,495,750
TOTAL MONEY MARKET FUNDS (Cost $16,944,843)		16,944,843
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $473,775,682)		504,162,570
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(4,203,144)
NET ASSETS - 100%		$ 499,959,426
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
162 ICE Russell 1000 Value Index Contracts	March 2013	$ 12,315,240	$ 329,222

The face value of futures purchased as a percentage of net assets is 2.5%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $349,992.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,569,240 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Citizen Bancshares, Inc.	12/21/12	$ 1,400,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,628
Fidelity Securities Lending Cash Central Fund	83,364
Total	$ 97,992
Other Information

The following is a summary of the inputs used, as of January 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 36,418,568	$ 36,418,568	$ -	$ -
Consumer Staples	36,376,809	36,376,809	-	-
Energy	81,408,049	81,408,049	-	-
Financials	129,062,046	127,492,806	1,569,240	-
Health Care	55,532,964	55,532,964	-	-
Industrials	50,373,859	50,373,859	-	-
Information Technology	28,700,567	28,700,567	-	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Materials	$ 22,254,956	$ 22,254,956	$ -	$ -
Telecommunication Services	14,195,982	14,195,982	-	-
Utilities	32,543,935	32,543,935	-	-
U.S. Government and Government Agency Obligations	349,992	-	349,992	-
Money Market Funds	16,944,843	16,944,843	-	-
Total Investments in Securities:	$ 504,162,570	$ 502,243,338	$ 1,919,232	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 329,222	$ 329,222	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 329,222	$ -
Total Value of Derivatives	$ 329,222	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	86.4%
Canada	3.4%
United Kingdom	3.2%
Bermuda	1.7%
Switzerland	1.5%
Netherlands	1.1%
Puerto Rico	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $2,427,252) - See accompanying schedule: Unaffiliated issuers (cost $456,830,839)	$ 487,217,727
Fidelity Central Funds (cost $16,944,843)	16,944,843
Total Investments (cost $473,775,682)		$ 504,162,570
Cash		80,975
Receivable for investments sold		11,296,000
Receivable for fund shares sold		704,709
Dividends receivable		576,214
Distributions receivable from Fidelity Central Funds		9,803
Prepaid expenses		953
Other receivables		66,048
Total assets		516,897,272

Liabilities
Payable for investments purchased	$ 12,573,953
Payable for fund shares redeemed	1,551,844
Accrued management fee	122,882
Distribution and service plan fees payable	12,492
Payable for daily variation margin on futures contracts	17,820
Other affiliated payables	111,610
Other payables and accrued expenses	51,495
Collateral on securities loaned, at value	2,495,750
Total liabilities		16,937,846

Net Assets		$ 499,959,426
Net Assets consist of:
Paid in capital		$ 819,564,735
Undistributed net investment income		393,853
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(350,714,578)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		30,715,416
Net Assets		$ 499,959,426

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,234,003 ÷ 1,466,542 shares)	$ 12.43

Maximum offering price per share (100/94.25 of $12.43)	$ 13.19
Class T: Net Asset Value and redemption price per share ($6,544,090 ÷ 526,045 shares)	$ 12.44

Maximum offering price per share (100/96.50 of $12.44)	$ 12.89
Class B: Net Asset Value and offering price per share ($1,645,104 ÷ 132,267 shares)A	$ 12.44

Class C: Net Asset Value and offering price per share ($5,838,546 ÷ 474,748 shares)A	$ 12.30

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($465,702,312 ÷ 37,229,744 shares)	$ 12.51

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,995,371 ÷ 160,151 shares)	$ 12.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2013

Investment Income
Dividends		$ 12,667,163
Interest		322
Income from Fidelity Central Funds		97,992
Total income		12,765,477

Expenses
Management fee Basic fee	$ 2,743,221
Performance adjustment	(1,495,660)
Transfer agent fees	1,224,930
Distribution and service plan fees	140,831
Accounting and security lending fees	191,707
Custodian fees and expenses	29,588
Independent trustees' compensation	3,240
Registration fees	78,048
Audit	55,888
Legal	2,369
Miscellaneous	5,245
Total expenses before reductions	2,979,407
Expense reductions	(130,264)	2,849,143
Net investment income (loss)		9,916,334
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,785,348
Foreign currency transactions	30,679
Futures contracts	853,784
Total net realized gain (loss)		29,669,811
Change in net unrealized appreciation (depreciation) on: Investment securities	43,634,270
Assets and liabilities in foreign currencies	(694)
Futures contracts	326,645
Total change in net unrealized appreciation (depreciation)		43,960,221
Net gain (loss)		73,630,032
Net increase (decrease) in net assets resulting from operations		$ 83,546,366

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,916,334	$ 10,198,233
Net realized gain (loss)	29,669,811	82,077,771
Change in net unrealized appreciation (depreciation)	43,960,221	(80,818,055)
Net increase (decrease) in net assets resulting from operations	83,546,366	11,457,949
Distributions to shareholders from net investment income	(9,512,706)	(10,179,715)
Share transactions - net increase (decrease)	(89,844,793)	(323,065,032)
Total increase (decrease) in net assets	(15,811,133)	(321,786,798)

Net Assets
Beginning of period	515,770,559	837,557,357
End of period (including undistributed net investment income of $393,853 and distributions in excess of net investment income of $41,141, respectively)	$ 499,959,426	$ 515,770,559

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.71	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Income from Investment Operations
Net investment income (loss) C	.20	.14	.09	.09	.16
Net realized and unrealized gain (loss)	1.73	.02	1.38	1.85	(6.00)
Total from investment operations	1.93	.16	1.47	1.94	(5.84)
Distributions from net investment income	(.21)	(.17)	(.10)	(.12)	(.17)
Net asset value, end of period	$ 12.43	$ 10.71	$ 10.72	$ 9.35	$ 7.53
Total Return A, B	18.15%	1.58%	15.79%	25.74%	(43.20)%
Ratios to Average Net Assets D, F
Expenses before reductions	.87%	.87%	1.00%	1.15%	1.17%
Expenses net of fee waivers, if any	.87%	.87%	1.00%	1.15%	1.17%
Expenses net of all reductions	.85%	.86%	1.00%	1.13%	1.17%
Net investment income (loss)	1.74%	1.38%	.87%	1.08%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,234	$ 18,900	$ 20,815	$ 23,778	$ 22,577
Portfolio turnover rate E	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 10.74	$ 9.36	$ 7.54	$ 13.53
Income from Investment Operations
Net investment income (loss) C	.17	.12	.06	.07	.12
Net realized and unrealized gain (loss)	1.73	.01	1.39	1.84	(5.97)
Total from investment operations	1.90	.13	1.45	1.91	(5.85)
Distributions from net investment income	(.18)	(.15)	(.07)	(.09)	(.14)
Net asset value, end of period	$ 12.44	$ 10.72	$ 10.74	$ 9.36	$ 7.54
Total Return A, B	17.88%	1.26%	15.50%	25.30%	(43.34)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.14%	1.14%	1.29%	1.45%	1.49%
Expenses net of fee waivers, if any	1.14%	1.14%	1.29%	1.45%	1.49%
Expenses net of all reductions	1.12%	1.13%	1.28%	1.44%	1.49%
Net investment income (loss)	1.48%	1.11%	.59%	.78%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,544	$ 5,603	$ 5,625	$ 9,101	$ 9,792
Portfolio turnover rate E	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Income from Investment Operations
Net investment income (loss) C	.11	.07	.01	.02	.07
Net realized and unrealized gain (loss)	1.73	.02	1.38	1.85	(5.98)
Total from investment operations	1.84	.09	1.39	1.87	(5.91)
Distributions from net investment income	(.12)	(.09)	(.02)	(.05)	(.10)
Net asset value, end of period	$ 12.44	$ 10.72	$ 10.72	$ 9.35	$ 7.53
Total Return A, B	17.24%	.86%	14.87%	24.79%	(43.71)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.63%	1.62%	1.80%	1.98%	2.07%
Expenses net of fee waivers, if any	1.63%	1.62%	1.80%	1.98%	2.00%
Expenses net of all reductions	1.60%	1.62%	1.79%	1.97%	2.00%
Net investment income (loss)	.99%	.63%	.08%	.24%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,645	$ 1,819	$ 2,274	$ 2,711	$ 2,600
Portfolio turnover rate E	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.63	$ 9.30	$ 7.49	$ 13.52
Income from Investment Operations
Net investment income (loss) C	.11	.07	.01	.03	.08
Net realized and unrealized gain (loss)	1.72	.01	1.36	1.84	(5.97)
Total from investment operations	1.83	.08	1.37	1.87	(5.89)
Distributions from net investment income	(.14)	(.10)	(.04)	(.06)	(.14)
Net asset value, end of period	$ 12.30	$ 10.61	$ 10.63	$ 9.30	$ 7.49
Total Return A, B	17.32%	.85%	14.79%	24.97%	(43.65)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.63%	1.62%	1.75%	1.89%	1.91%
Expenses net of fee waivers, if any	1.63%	1.62%	1.75%	1.89%	1.91%
Expenses net of all reductions	1.61%	1.61%	1.74%	1.88%	1.91%
Net investment income (loss)	.99%	.63%	.13%	.34%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,839	$ 4,979	$ 3,959	$ 3,491	$ 2,352
Portfolio turnover rate E	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector Large Cap Value

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.77	$ 10.78	$ 9.40	$ 7.56	$ 13.57
Income from Investment Operations
Net investment income (loss) B	.23	.18	.11	.12	.20
Net realized and unrealized gain (loss)	1.75	.01	1.40	1.86	(6.02)
Total from investment operations	1.98	.19	1.51	1.98	(5.82)
Distributions from net investment income	(.24)	(.20)	(.13)	(.14)	(.19)
Net asset value, end of period	$ 12.51	$ 10.77	$ 10.78	$ 9.40	$ 7.56
Total Return A	18.55%	1.85%	16.09%	26.21%	(43.03)%
Ratios to Average Net Assets C, E
Expenses before reductions	.57%	.57%	.73%	.85%	.86%
Expenses net of fee waivers, if any	.57%	.57%	.73%	.85%	.86%
Expenses net of all reductions	.55%	.56%	.72%	.84%	.86%
Net investment income (loss)	2.05%	1.68%	1.15%	1.38%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 465,702	$ 482,950	$ 803,009	$ 914,828	$ 916,490
Portfolio turnover rate D	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 10.74	$ 9.37	$ 7.54	$ 13.54
Income from Investment Operations
Net investment income (loss) B	.23	.17	.11	.12	.20
Net realized and unrealized gain (loss)	1.73	.02	1.39	1.85	(6.01)
Total from investment operations	1.96	.19	1.50	1.97	(5.81)
Distributions from net investment income	(.24)	(.19)	(.13)	(.14)	(.19)
Net asset value, end of period	$ 12.46	$ 10.74	$ 10.74	$ 9.37	$ 7.54
Total Return A	18.42%	1.92%	16.04%	26.18%	(43.00)%
Ratios to Average Net Assets C, E
Expenses before reductions	.61%	.60%	.74%	.87%	.85%
Expenses net of fee waivers, if any	.61%	.60%	.74%	.87%	.85%
Expenses net of all reductions	.58%	.60%	.73%	.86%	.85%
Net investment income (loss)	2.01%	1.65%	1.14%	1.36%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,995	$ 1,519	$ 1,876	$ 2,279	$ 1,304
Portfolio turnover rate D	63%	128%	120%	171%	243%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 60,553,324
Gross unrealized depreciation	(36,375,847)
Net unrealized appreciation (depreciation) on securities and other investments	$ 24,177,477

Tax Cost	$ 479,985,093

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 393,853
Capital loss carryforward	$ (344,175,945)
Net unrealized appreciation (depreciation)	$ 24,506,005

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration

2017	$ (156,071,106)
2018	(188,104,839)
Total with expiration	$ (344,175,945)

The tax character of distributions paid was as follows:

	January 31, 2013	January 31, 2012
Ordinary Income	$ 9,512,706	$ 10,179,715

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $853,784 and a change in net unrealized appreciation (depreciation) of $326,645 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $304,000,483 and $399,010,186, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .25% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 43,754	$ 490
Class T	.25%	.25%	29,408	168
Class B	.75%	.25%	16,748	12,625
Class C	.75%	.25%	50,921	14,959
			$ 140,831	$ 28,242

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,859
Class T	1,851
Class B*	3,265
Class C*	1,973
$ 13,948

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 51,877.30
Class T	18,539.32
Class B	5,041.30
Class C	15,483.30
Stock Selector Large Cap Value	1,128,822.25
Institutional Class	5,168.28
	$ 1,224,930

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,379 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,322 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,445,000. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $83,364, including $3,501 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $130,264 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2013	2012
From net investment income
Class A	$ 304,000	$ 291,163
Class T	93,858	76,828
Class B	16,188	14,902
Class C	63,927	43,527
Stock Selector Large Cap Value	8,993,963	9,726,457
Institutional Class	40,770	26,838
Total	$ 9,512,706	$ 10,179,715

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Class A
Shares sold	251,269	537,296	$ 2,848,724	$ 5,591,381
Reinvestment of distributions	24,461	26,981	281,542	272,774
Shares redeemed	(573,384)	(742,040)	(6,434,025)	(7,769,301)
Net increase (decrease)	(297,654)	(177,763)	$ (3,303,759)	$ (1,905,146)
Class T
Shares sold	131,721	164,778	$ 1,501,274	$ 1,752,467
Reinvestment of distributions	8,058	7,415	92,826	75,038
Shares redeemed	(136,167)	(173,682)	(1,544,492)	(1,851,245)
Net increase (decrease)	3,612	(1,489)	$ 49,608	$ (23,740)
Class B
Shares sold	1,157	9,062	$ 13,142	$ 86,884
Reinvestment of distributions	1,236	1,307	14,255	13,227
Shares redeemed	(39,897)	(52,766)	(452,422)	(549,800)
Net increase (decrease)	(37,504)	(42,397)	$ (425,025)	$ (449,689)
Class C
Shares sold	162,948	201,797	$ 1,812,867	$ 2,080,198
Reinvestment of distributions	4,869	3,605	55,503	36,155
Shares redeemed	(162,163)	(108,651)	(1,799,733)	(1,106,480)
Net increase (decrease)	5,654	96,751	$ 68,637	$ 1,009,873

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Stock Selector Large Cap Value
Shares sold	3,974,459	6,854,527	$ 45,488,310	$ 72,065,849
Reinvestment of distributions	757,439	935,043	8,771,144	9,500,032
Shares redeemed	(12,329,354)	(37,479,739)	(140,694,347)	(402,880,177)
Net increase (decrease)	(7,597,456)	(29,690,169)	$ (86,434,893)	$ (321,314,296)
Institutional Class
Shares sold	54,716	58,013	$ 619,947	$ 608,335
Reinvestment of distributions	3,536	2,632	40,770	26,662
Shares redeemed	(39,612)	(93,801)	(460,078)	(1,017,031)
Net increase (decrease)	18,640	(33,156)	$ 200,639	$ (382,034)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (49)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Stock Selector Large Cap Value designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Stock Selector Large Cap Value designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

LCV-UANN-0313
1.900193.103

Fidelity®

Series All-Sector Equity Fund

and

Fidelity

Series Large Cap Value Fund

Fidelity Series All-Sector Equity Fund

Fidelity Series Large Cap Value Fund

Class F

Annual Report

January 31, 2013

(Fidelity Cover Art)

Contents

Notes to Shareholders	(Click Here)	Important information about the fund.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Fidelity® Series All-Sector Equity Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investment's over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series Large Cap Value Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investment's over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series All-Sector Equity Fund and Fidelity Series Large Cap Value Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Notes to Shareholders

The following applies to Fidelity® Series All-Sector Equity Fund.

The following changes were effective as of October 1, 2012:

• Monty Kori was named Co-Portfolio Manager, replacing John Avery in managing the fund's industrials sector investments.

• Brian Lempel was named Co-Portfolio Manager, replacing Adam Hetnarski in managing the fund's information technology sector investments.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Fidelity Series Large Cap Value Fund
Series Large Cap Value	.58%
Actual		$ 1,000.00	$ 1,126.30	$ 3.10
HypotheticalA		$ 1,000.00	$ 1,022.22	$ 2.95
Class F	.39%
Actual		$ 1,000.00	$ 1,126.70	$ 2.08
HypotheticalA		$ 1,000.00	$ 1,023.18	$ 1.98
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	.70%
Actual		$ 1,000.00	$ 1,102.60	$ 3.70
HypotheticalA		$ 1,000.00	$ 1,021.62	$ 3.56
Class F	.51%
Actual		$ 1,000.00	$ 1,103.80	$ 2.70
HypotheticalA		$ 1,000.00	$ 1,022.57	$ 2.59

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

Annual Report

Fidelity Series All-Sector Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Life of fund A
Fidelity Series All-Sector Equity Fund	16.32%	13.31%
Class F B	16.54%	13.50%

A From October 17, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009, are those of Fidelity Series All-Sector Equity Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series All-Sector Equity Fund, a class of the fund, on October 17, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Series All-Sector Equity Fund

Management's Discussion of Fund Performance

Market Recap: Improvement in the U.S. economy helped lift equity benchmarks to double-digit gains for the year ending January 31, 2013, overcoming moments of volatility driven by sovereign debt woes in Europe, slower economic growth in China and gridlock in Congress. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and solid corporate earnings reports. The broad-based S&P 500® Index rose 16.78% for the year, crossing the milestone 1,500 mark near period end. The technology-heavy Nasdaq Composite Index® added 13.13%, and the blue-chip-laden Dow Jones Industrial AverageSM gained 12.75%. Early in the period, stocks rose on positive U.S. economic news and proposed bailouts in Europe. Although fear resurfaced in April and May, equities rebounded in June on central bank stimulus and new life in the housing market. In September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election sell-off. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with eight of the 10 sectors in the S&P 500® posting double-digit returns. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.41%.

Comments from Co-Portfolio Manager Robert Stansky, Head of FMR's Stock Selector Large Cap Group, which manages Fidelity® Series All-Sector Equity Fund: For the year, the fund's Series All-Sector Equity and Class F shares gained 16.32% and 16.54%, respectively, trailing the S&P 500®. Versus the index, results were hurt by picks in energy, a modest cash position and an overweighting in the weak semiconductor group. Conversely, our picks in information technology helped. The biggest relative detractor was untimely positioning in QUALCOMM, a maker of semiconductors for mobile phones that saw its stock slump from April through mid-July because a supplier had production issues. We exited the position in October. We also lost ground by avoiding strong-performing home-improvement retailer and index member Home Depot, while a stake in insurance provider MetLife also detracted. Conversely, a sizable overweighting in Apple was the top individual contributor, as its iPad® tablet and iPhone® smartphone continued to define their respective categories, helping the stock maintain its run of strong performance, despite slipping since late September. Also in tech, it was a good call to not own chipmaker and index component Intel and largely avoid computer and peripherals firm Hewlett-Packard.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series All-Sector Equity Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.6	6.4
Exxon Mobil Corp.	2.3	2.1
Pfizer, Inc.	1.9	1.9
JPMorgan Chase & Co.	1.8	0.9
Philip Morris International, Inc.	1.7	0.4
Capital One Financial Corp.	1.7	1.8
Google, Inc. Class A	1.7	0.6
The Coca-Cola Co.	1.7	1.9
U.S. Bancorp	1.6	1.9
Comcast Corp. Class A	1.5	1.7
	18.5
Top Five Market Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.4	20.3
Financials	15.5	14.4
Consumer Discretionary	11.9	9.8
Health Care	11.9	11.6
Industrials	10.8	10.1
Asset Allocation (% of fund's net assets)
As of January 31, 2013*		As of July 31, 2012**
	Stocks and Equity Futures 98.7%		Stocks and Equity Futures 98.4%
	Short-Term Investments and Net Other Assets (Liabilities) 1.3%		Short-Term Investments and Net Other Assets (Liabilities) 1.6%
* Foreign investments	4.5%	** Foreign investments	10.4%

Annual Report

Fidelity Series All-Sector Equity Fund

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Hotels, Restaurants & Leisure - 1.3%
Dunkin' Brands Group, Inc.	463,500	$ 16,922,385
Icahn Enterprises LP rights	270,377	3
Starbucks Corp.	1,223,556	68,665,963
Yum! Brands, Inc.	653,007	42,406,275
		127,994,626
Internet & Catalog Retail - 1.8%
Liberty Media Corp. Interactive Series A (a)	4,374,125	92,993,898
priceline.com, Inc. (a)	122,516	83,981,043
		176,974,941
Media - 4.7%
Comcast Corp. Class A	3,855,721	146,825,856
DIRECTV (a)	1,714,506	87,679,837
Legend Pictures LLC (a)(f)(g)	3,706	6,867,885
Liberty Global, Inc. Class A (a)	165,600	11,308,824
News Corp. Class A	4,402,553	122,126,820
Sirius XM Radio, Inc. (d)	15,037,854	47,218,862
The Walt Disney Co.	680,450	36,662,646
		458,690,730
Multiline Retail - 0.6%
Dollar General Corp. (a)	1,210,106	55,931,099
Specialty Retail - 2.6%
CarMax, Inc. (a)	614,364	24,218,229
Limited Brands, Inc.	655,707	31,487,050
Lowe's Companies, Inc.	2,925,330	111,718,353
Tiffany & Co., Inc.	602,147	39,591,165
TJX Companies, Inc.	1,145,090	51,735,166
		258,749,963
Textiles, Apparel & Luxury Goods - 0.9%
PVH Corp.	402,276	47,818,548
Under Armour, Inc. Class A (sub. vtg.) (a)	808,313	41,118,882
		88,937,430
TOTAL CONSUMER DISCRETIONARY		1,167,278,789
CONSUMER STAPLES - 9.6%
Beverages - 2.8%
Brown-Forman Corp. Class B (non-vtg.)	520,650	33,686,055
Constellation Brands, Inc. Class A (sub. vtg.) (a)	655,504	21,212,109
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Molson Coors Brewing Co. Class B	784,424	$ 35,440,276
Monster Beverage Corp. (a)	323,300	15,486,070
The Coca-Cola Co.	4,377,892	163,032,698
		268,857,208
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	1,811,981	92,773,427
Kroger Co.	2,368,500	65,607,450
Safeway, Inc.	204,528	3,937,164
Walgreen Co.	834,382	33,341,905
		195,659,946
Food Products - 0.9%
Bunge Ltd.	275,752	21,966,404
Green Mountain Coffee Roasters, Inc. (a)	200,680	9,136,960
Mead Johnson Nutrition Co. Class A	784,600	59,629,600
		90,732,964
Household Products - 0.9%
Colgate-Palmolive Co.	861,242	92,471,554
Personal Products - 0.4%
Estee Lauder Companies, Inc. Class A	524,656	31,967,290
Nu Skin Enterprises, Inc. Class A (d)	112,478	4,764,568
		36,731,858
Tobacco - 2.6%
Altria Group, Inc.	2,567,730	86,481,146
Philip Morris International, Inc.	1,952,798	172,158,672
		258,639,818
TOTAL CONSUMER STAPLES		943,093,348
ENERGY - 10.5%
Energy Equipment & Services - 2.3%
Atwood Oceanics, Inc. (a)	358,000	18,891,660
Cameron International Corp. (a)	598,382	37,883,564
Halliburton Co.	414,340	16,855,351
National Oilwell Varco, Inc.	560,374	41,546,128
Oceaneering International, Inc.	360,318	22,775,701
Oil States International, Inc. (a)	164,800	12,785,184
Rowan Companies PLC (a)	826,409	28,494,582
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd.	438,781	$ 34,246,857
Unit Corp. (a)	244,055	11,746,367
		225,225,394
Oil, Gas & Consumable Fuels - 8.2%
Anadarko Petroleum Corp.	702,581	56,220,532
Apache Corp.	307,091	25,721,942
Cabot Oil & Gas Corp.	442,400	23,349,872
Chevron Corp.	1,052,929	121,244,774
Cimarex Energy Co.	259,100	16,546,126
Cobalt International Energy, Inc. (a)	280,000	6,778,800
Concho Resources, Inc. (a)	243,831	22,242,264
ConocoPhillips	374,100	21,697,800
EQT Corp.	234,400	13,925,704
Exxon Mobil Corp.	2,487,420	223,793,177
Hess Corp.	475,221	31,915,842
Marathon Oil Corp.	1,231,789	41,400,428
Marathon Petroleum Corp.	497,815	36,942,851
Murphy Oil Corp.	339,395	20,200,790
Noble Energy, Inc.	341,912	36,854,694
Occidental Petroleum Corp.	396,355	34,986,256
Phillips 66	496,900	30,097,233
SM Energy Co.	138,600	8,060,976
The Williams Companies, Inc.	843,800	29,575,190
		801,555,251
TOTAL ENERGY		1,026,780,645
FINANCIALS - 15.5%
Capital Markets - 2.0%
Ameriprise Financial, Inc.	565,400	37,497,328
BlackRock, Inc. Class A	290,018	68,525,453
E*TRADE Financial Corp. (a)	635,952	6,747,451
Invesco Ltd.	374,935	10,216,979
Morgan Stanley	827,112	18,899,509
State Street Corp.	416,300	23,167,095
TD Ameritrade Holding Corp.	1,331,800	25,823,602
		190,877,417
Commercial Banks - 3.3%
CIT Group, Inc. (a)	406,933	17,233,613
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Comerica, Inc.	229,661	$ 7,891,152
First Horizon National Corp.	974,300	9,947,603
Huntington Bancshares, Inc.	1,514,957	10,544,101
M&T Bank Corp.	218,839	22,472,577
Synovus Financial Corp.	3,783,560	9,761,585
U.S. Bancorp	4,617,178	152,828,592
Wells Fargo & Co.	2,656,692	92,532,582
		323,211,805
Consumer Finance - 2.6%
Capital One Financial Corp.	2,964,280	166,948,250
Discover Financial Services	970,932	37,274,079
SLM Corp.	3,263,246	55,116,225
		259,338,554
Diversified Financial Services - 4.4%
Bank of America Corp.	10,420,387	117,958,781
Citigroup, Inc.	3,128,384	131,892,669
JPMorgan Chase & Co.	3,826,934	180,057,245
		429,908,695
Insurance - 2.7%
ACE Ltd.	457,131	39,006,988
AFLAC, Inc.	393,600	20,884,416
Berkshire Hathaway, Inc.:
Class A (a)	165	24,069,375
Class B (a)	414,403	40,168,083
Hartford Financial Services Group, Inc.	1,417,642	35,157,522
MetLife, Inc.	1,117,541	41,728,981
The Travelers Companies, Inc.	473,073	37,117,308
Validus Holdings Ltd.	634,761	23,111,648
		261,244,321
Real Estate Investment Trusts - 0.5%
Camden Property Trust (SBI)	175,942	12,208,615
Equity Lifestyle Properties, Inc.	207,300	14,842,680
The Macerich Co.	320,018	19,111,475
		46,162,770
TOTAL FINANCIALS		1,510,743,562
Common Stocks - continued
	Shares	Value
HEALTH CARE - 11.9%
Biotechnology - 3.0%
Amgen, Inc.	989,465	$ 84,559,679
Biogen Idec, Inc. (a)	320,986	50,099,495
BioMarin Pharmaceutical, Inc. (a)	410,878	22,553,093
Gilead Sciences, Inc. (a)	2,138,892	84,379,289
Medivation, Inc. (a)	14,400	782,784
Onyx Pharmaceuticals, Inc. (a)	375,900	29,139,768
Regeneron Pharmaceuticals, Inc. (a)	130,400	22,681,776
		294,195,884
Health Care Equipment & Supplies - 1.9%
Covidien PLC	1,040,851	64,886,651
Edwards Lifesciences Corp. (a)	328,448	29,537,329
Stryker Corp.	573,200	35,910,980
The Cooper Companies, Inc.	507,715	51,456,915
		181,791,875
Health Care Providers & Services - 2.1%
Catamaran Corp. (a)	427,558	22,185,986
CIGNA Corp.	715,034	41,715,084
HCA Holdings, Inc.	5,700	214,605
Henry Schein, Inc. (a)	487,887	42,124,164
McKesson Corp.	359,654	37,846,390
MEDNAX, Inc. (a)	244,200	20,893,752
Quest Diagnostics, Inc.	419,600	24,315,820
UnitedHealth Group, Inc.	205,651	11,353,992
		200,649,793
Health Care Technology - 0.3%
Cerner Corp. (a)	379,900	31,360,745
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	595,000	26,644,100
Thermo Fisher Scientific, Inc.	229,300	16,541,702
		43,185,802
Pharmaceuticals - 4.2%
AbbVie, Inc.	1,776,600	65,183,454
Allergan, Inc.	554,613	58,239,911
Endo Pharmaceuticals Holdings, Inc. (a)	679,000	21,497,140
Merck & Co., Inc.	1,877,746	81,212,515
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	6,800,683	$ 185,522,632
Zoetis, Inc. Class A	83,700	2,176,200
		413,831,852
TOTAL HEALTH CARE		1,165,015,951
INDUSTRIALS - 10.8%
Aerospace & Defense - 2.4%
BE Aerospace, Inc. (a)	441,766	22,746,531
Honeywell International, Inc.	1,148,405	78,367,157
Precision Castparts Corp.	328,790	60,300,086
Textron, Inc.	1,293,927	37,213,341
TransDigm Group, Inc.	288,500	39,074,440
		237,701,555
Building Products - 0.4%
Armstrong World Industries, Inc.	672,297	36,969,612
Commercial Services & Supplies - 0.3%
Republic Services, Inc.	1,021,000	32,559,690
Electrical Equipment - 2.7%
AMETEK, Inc.	1,574,400	64,534,656
Hubbell, Inc. Class B	661,300	60,211,365
Regal-Beloit Corp.	478,388	35,477,254
Rockwell Automation, Inc.	471,200	42,026,328
Roper Industries, Inc.	490,922	57,658,789
		259,908,392
Industrial Conglomerates - 1.4%
3M Co.	698,100	70,193,955
Danaher Corp.	1,164,796	69,806,224
		140,000,179
Machinery - 2.0%
Cummins, Inc.	542,082	62,247,276
Illinois Tool Works, Inc.	792,935	49,820,106
Ingersoll-Rand PLC	1,041,600	53,527,824
WABCO Holdings, Inc. (a)	475,100	29,769,766
		195,364,972
Professional Services - 0.4%
IHS, Inc. Class A (a)	369,000	37,970,100
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 0.5%
J.B. Hunt Transport Services, Inc.	714,050	$ 48,034,144
Trading Companies & Distributors - 0.7%
MSC Industrial Direct Co., Inc. Class A	162,689	12,871,954
W.W. Grainger, Inc.	261,843	57,034,642
		69,906,596
TOTAL INDUSTRIALS		1,058,415,240
INFORMATION TECHNOLOGY - 17.4%
Communications Equipment - 0.4%
Juniper Networks, Inc. (a)	1,664,881	37,260,037
Polycom, Inc. (a)	133,791	1,475,715
		38,735,752
Computers & Peripherals - 3.0%
Apple, Inc.	561,206	255,522,703
Dell, Inc.	1,348,700	17,856,788
NCR Corp. (a)	618,000	17,161,860
		290,541,351
Electronic Equipment & Components - 0.7%
Arrow Electronics, Inc. (a)	346,000	13,293,320
Jabil Circuit, Inc.	2,568,965	48,579,128
Molex, Inc.	63,200	1,716,512
		63,588,960
Internet Software & Services - 2.6%
eBay, Inc. (a)	1,598,800	89,420,884
Google, Inc. Class A (a)	217,900	164,664,851
		254,085,735
IT Services - 3.4%
Amdocs Ltd.	1,181,157	42,155,493
Cognizant Technology Solutions Corp. Class A (a)	413,000	32,288,340
Fidelity National Information Services, Inc.	1,512,800	56,140,008
Fiserv, Inc. (a)	472,100	37,914,351
Genpact Ltd.	750,000	12,562,500
Global Payments, Inc.	740,400	36,472,104
Total System Services, Inc.	250,000	5,812,500
Visa, Inc. Class A	677,700	107,015,607
		330,360,903
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 3.0%
Altera Corp.	1,173,900	$ 39,231,738
Analog Devices, Inc.	1,343,882	58,647,010
Avago Technologies Ltd.	780,675	27,924,745
Broadcom Corp. Class A	3,231,600	104,865,420
Freescale Semiconductor Holdings I Ltd. (a)(d)	1,164,600	16,828,470
Micron Technology, Inc. (a)	1,800,000	13,608,000
NVIDIA Corp.	400,000	4,904,000
Skyworks Solutions, Inc. (a)	1,350,731	32,336,500
		298,345,883
Software - 4.3%
Activision Blizzard, Inc.	1,863,300	21,222,987
Autodesk, Inc. (a)	550,000	21,384,000
Compuware Corp. (a)	3,091,000	35,917,420
Concur Technologies, Inc. (a)	193,800	12,965,220
Electronic Arts, Inc. (a)	4,594,600	72,273,058
Nuance Communications, Inc. (a)	1,650,200	39,687,310
Oracle Corp.	3,011,600	106,941,916
salesforce.com, Inc. (a)	208,526	35,893,580
Symantec Corp. (a)	890,500	19,386,185
Synopsys, Inc. (a)	643,900	21,532,016
VMware, Inc. Class A (a)	462,900	35,402,592
		422,606,284
TOTAL INFORMATION TECHNOLOGY		1,698,264,868
MATERIALS - 3.8%
Chemicals - 2.9%
Air Products & Chemicals, Inc.	229,730	20,085,294
Albemarle Corp.	313,305	19,208,730
Ashland, Inc.	225,500	17,704,005
Eastman Chemical Co.	444,903	31,654,848
Ecolab, Inc.	375,195	27,164,118
FMC Corp.	432,100	26,561,187
LyondellBasell Industries NV Class A	638,704	40,506,608
Monsanto Co.	524,000	53,107,400
Sherwin-Williams Co.	155,377	25,192,827
Sigma Aldrich Corp.	310,800	24,034,164
		285,219,181
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Construction Materials - 0.2%
Vulcan Materials Co.	337,400	$ 19,083,344
Containers & Packaging - 0.5%
Ball Corp.	431,477	19,209,356
Rock-Tenn Co. Class A	409,230	32,308,709
		51,518,065
Metals & Mining - 0.2%
Allied Nevada Gold Corp. (a)	295,600	7,002,764
Royal Gold, Inc.	140,800	10,513,536
		17,516,300
TOTAL MATERIALS		373,336,890
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 1.7%
CenturyLink, Inc.	1,083,016	43,807,997
Level 3 Communications, Inc. (a)	655,500	15,614,010
Verizon Communications, Inc.	2,538,893	110,721,124
		170,143,131
Wireless Telecommunication Services - 0.9%
Crown Castle International Corp. (a)	352,312	24,845,042
SBA Communications Corp. Class A (a)	639,900	44,575,434
Sprint Nextel Corp. (a)	2,536,227	14,278,958
		83,699,434
TOTAL TELECOMMUNICATION SERVICES		253,842,565
UTILITIES - 3.3%
Electric Utilities - 1.9%
American Electric Power Co., Inc.	786,547	35,622,714
Duke Energy Corp.	920,131	63,249,805
Edison International	915,273	44,107,006
FirstEnergy Corp.	302,322	12,241,018
NextEra Energy, Inc.	392,096	28,250,517
		183,471,060
Gas Utilities - 0.1%
ONEOK, Inc.	155,082	7,290,405
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.4%
NRG Energy, Inc.	914,918	$ 21,958,032
The AES Corp.	1,921,864	20,833,006
		42,791,038
Multi-Utilities - 0.9%
CenterPoint Energy, Inc.	900,356	18,403,277
NiSource, Inc.	476,136	12,869,956
PG&E Corp.	381,456	16,265,284
Sempra Energy	603,888	45,321,794
		92,860,311
TOTAL UTILITIES		326,412,814
TOTAL COMMON STOCKS (Cost $8,200,877,240)		9,523,184,672
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.07% to 0.08% 2/14/13 to 4/18/13 (e) (Cost $7,724,628)	$ 7,725,000	7,724,806
Money Market Funds - 3.1%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	262,324,241	262,324,241
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	42,193,700	42,193,700
TOTAL MONEY MARKET FUNDS (Cost $304,517,941)		304,517,941
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $8,513,119,809)		9,835,427,419
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(52,967,655)
NET ASSETS - 100%		$ 9,782,459,764
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
1,860 CME E-mini S&P 500 Index Contracts	March 2013	$ 138,876,900	$ 2,205,158

The face value of futures purchased as a percentage of net assets is 1.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $6,299,969.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,867,885 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Legend Pictures LLC	9/23/10	$ 2,779,500
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 523,189
Fidelity Securities Lending Cash Central Fund	1,043,451
Total	$ 1,566,640
Other Information

The following is a summary of the inputs used, as of January 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,167,278,789	$ 1,160,410,901	$ -	$ 6,867,888
Consumer Staples	943,093,348	943,093,348	-	-
Energy	1,026,780,645	1,026,780,645	-	-
Financials	1,510,743,562	1,510,743,562	-	-
Health Care	1,165,015,951	1,165,015,951	-	-
Industrials	1,058,415,240	1,058,415,240	-	-
Information Technology	1,698,264,868	1,698,264,868	-	-
Materials	373,336,890	373,336,890	-	-
Telecommunica- tion Services	253,842,565	253,842,565	-	-
Utilities	326,412,814	326,412,814	-	-
U.S. Government and Government Agency Obligations	7,724,806	-	7,724,806	-
Money Market Funds	304,517,941	304,517,941	-	-
Total Investments in Securities:	$ 9,835,427,419	$ 9,820,834,725	$ 7,724,806	$ 6,867,888
Derivative Instruments:
Assets
Futures Contracts	$ 2,205,158	$ 2,205,158	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 2,205,158	$ -
Total Value of Derivatives	$ 2,205,158	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $40,875,327) - See accompanying schedule: Unaffiliated issuers (cost $8,208,601,868)	$ 9,530,909,478
Fidelity Central Funds (cost $304,517,941)	304,517,941
Total Investments (cost $8,513,119,809)		$ 9,835,427,419
Cash		26,429
Foreign currency held at value (cost $199,802)		202,347
Receivable for investments sold		93,711,552
Receivable for fund shares sold		8,834,189
Dividends receivable		7,559,322
Distributions receivable from Fidelity Central Funds		30,147
Prepaid expenses		33,254
Other receivables		1,106,673
Total assets		9,946,931,332

Liabilities
Payable for investments purchased	$ 113,316,517
Payable for fund shares redeemed	3,833,755
Accrued management fee	3,806,292
Payable for daily variation margin on futures contracts	178,948
Other affiliated payables	988,605
Other payables and accrued expenses	153,751
Collateral on securities loaned, at value	42,193,700
Total liabilities		164,471,568

Net Assets		$ 9,782,459,764
Net Assets consist of:
Paid in capital		$ 8,215,124,793
Undistributed net investment income		5,334,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		237,509,799
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,324,490,524
Net Assets		$ 9,782,459,764

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2013

Series All-Sector Equity: Net Asset Value, offering price and redemption price per share ($5,293,761,236 ÷ 421,127,537 shares)	$ 12.57

Class F: Net Asset Value, offering price and redemption price per share ($4,488,698,528 ÷ 357,289,320 shares)	$ 12.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund
Financial Statements - continued

Statement of Operations

	Year ended January 31, 2013

Investment Income
Dividends		$ 238,523,851
Interest		13,766
Income from Fidelity Central Funds		1,566,640
Total income		240,104,257

Expenses
Management fee Basic fee	$ 68,268,468
Performance adjustment	(5,291,566)
Transfer agent fees	13,958,456
Accounting and security lending fees	1,388,627
Custodian fees and expenses	344,335
Independent trustees' compensation	81,465
Audit	78,088
Legal	49,986
Miscellaneous	120,137
Total expenses before reductions	78,997,996
Expense reductions	(1,992,432)	77,005,564
Net investment income (loss)		163,098,693
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,076,210,082
Redemption in-kind with affiliated entities	1,028,917,514
Foreign currency transactions	(500,813)
Futures contracts	10,092,463
Total net realized gain (loss)		2,114,719,246
Change in net unrealized appreciation (depreciation) on: Investment securities	(490,356,762)
Assets and liabilities in foreign currencies	55,980
Futures contracts	(2,135,960)
Total change in net unrealized appreciation (depreciation)		(492,436,742)
Net gain (loss)		1,622,282,504
Net increase (decrease) in net assets resulting from operations		$ 1,785,381,197

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 163,098,693	$ 96,315,057
Net realized gain (loss)	2,114,719,246	477,594,589
Change in net unrealized appreciation (depreciation)	(492,436,742)	(566,168,414)
Net increase (decrease) in net assets resulting from operations	1,785,381,197	7,741,232
Distributions to shareholders from net investment income	(157,359,845)	(100,591,386)
Distributions to shareholders from net realized gain	(657,260,030)	(903,235,315)
Total distributions	(814,619,875)	(1,003,826,701)
Share transactions - net increase (decrease)	(2,796,069,213)	1,302,246,045
Total increase (decrease) in net assets	(1,825,307,891)	306,160,576

Net Assets
Beginning of period	11,607,767,655	11,301,607,079
End of period (including undistributed net investment income of $5,334,648 and $0, respectively)	$ 9,782,459,764	$ 11,607,767,655

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series All-Sector Equity

Years ended January 31,	2013	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.82	$ 12.98	$ 11.32	$ 8.48	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.10	.09	.09	.03
Net realized and unrealized gain (loss)	1.72	(.15)	2.63	3.18	(1.52)
Total from investment operations	1.88	(.05)	2.72	3.27	(1.49)
Distributions from net investment income	(.21)	(.10)	(.08)	(.08)	(.03)
Distributions from net realized gain	(.92)	(1.01)	(.98)	(.35)	-
Total distributions	(1.13)	(1.11)	(1.06)	(.43)	(.03)
Net asset value, end of period	$ 12.57	$ 11.82	$ 12.98	$ 11.32	$ 8.48
Total Return B, C	16.32%	(.12)%	24.87%	38.51%	(14.91)%
Ratios to Average Net Assets E, H
Expenses before reductions	.73%	.89%	.91%	.90%	.95% A
Expenses net of fee waivers, if any	.73%	.89%	.91%	.90%	.95% A
Expenses net of all reductions	.71%	.87%	.89%	.88%	.95% A
Net investment income (loss)	1.25%	.81%	.79%	.88%	1.17% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,293,761	$ 7,338,658	$ 8,937,188	$ 7,142,899	$ 3,056,733
Portfolio turnover rate F	124%	135%	117%	144%	98%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 17, 2008 (commencement of operations) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended January 31,	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.82	$ 12.98	$ 11.32	$ 9.84
Income from Investment Operations
Net investment income (loss) D	.18	.12	.12	.04
Net realized and unrealized gain (loss)	1.72	(.14)	2.63	1.89
Total from investment operations	1.90	(.02)	2.75	1.93
Distributions from net investment income	(.24)	(.13)	(.11)	(.10)
Distributions from net realized gain	(.92)	(1.01)	(.98)	(.35)
Total distributions	(1.16)	(1.14)	(1.09)	(.45)
Net asset value, end of period	$ 12.56	$ 11.82	$ 12.98	$ 11.32
Total Return B, C	16.54%	.10%	25.12%	19.49%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.68%	.69%	.63% A
Expenses net of fee waivers, if any	.53%	.68%	.69%	.63% A
Expenses net of all reductions	.51%	.67%	.67%	.61% A
Net investment income (loss)	1.44%	1.01%	1.01%	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,488,699	$ 4,269,110	$ 2,364,419	$ 400,571
Portfolio turnover rate F	124%	135%	117%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Life of fund A
Fidelity Series Large Cap Value Fund	16.27%	10.47%
Class F B	16.42%	10.64%

A From October 24, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009, are those of Fidelity Series Large Cap Value Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Large Cap Value Fund, a class of the fund, on October 24, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Fidelity Series Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap: Improvement in the U.S. economy helped lift equity benchmarks to double-digit gains for the year ending January 31, 2013, overcoming moments of volatility driven by sovereign debt woes in Europe, slower economic growth in China and gridlock in Congress. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and solid corporate earnings reports. The broad-based S&P 500® Index rose 16.78% for the year, crossing the milestone 1,500 mark near period end. The technology-heavy Nasdaq Composite Index® added 13.13%, and the blue-chip-laden Dow Jones Industrial AverageSM gained 12.75%. Early in the period, stocks rose on positive U.S. economic news and proposed bailouts in Europe. Although fear resurfaced in April and May, equities rebounded in June on central bank stimulus and new life in the housing market. In September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election sell-off. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with eight of the 10 sectors in the S&P 500® posting double-digit returns. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.41%.

Comments from Bruce Dirks and Michael Chren, Co-Portfolio Managers of Fidelity® Series Large Cap Value Fund: For the year, the fund's Series Large Cap Value and Class F shares returned 16.27% and 16.42%, respectively, trailing the 20.58% gain of the Russell 1000® Value Index. Adverse stock picking in information technology, along with an overweighting in the poor-performing technology hardware/equipment group and unfavorable security selection in consumer discretionary and industrials, drove the fund's underperformance. A roughly 4% average cash stake also dampened relative results. Conversely, positive security selection and favorable industry positioning in financials, consumer staples and health care helped the fund's relative return, as did stock choices in energy, utilities and materials. Individual detractors included department store operator J.C. Penney, an out-of-benchmark position in semiconductor maker Advanced Micro Devices, technology manufacturer Hewlett-Packard and an underweighting in diversified financial services giant Bank of America. The top individual contributors were Mexican brewer Grupo Modelo - not in the index and not held at period end - diversified financial services heavyweight Citigroup and health care services provider HCA Holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series Large Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.8	4.5
Pfizer, Inc.	4.7	3.9
General Electric Co.	4.4	3.0
Merck & Co., Inc.	3.8	3.2
Chevron Corp.	3.8	3.8
Citigroup, Inc.	3.1	2.3
Anadarko Petroleum Corp.	2.5	1.1
JPMorgan Chase & Co.	2.4	2.1
Procter & Gamble Co.	2.0	1.3
Mondelez International, Inc.	2.0	0.0
	33.5
Top Five Market Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.7	23.6
Energy	16.4	16.5
Health Care	11.3	12.8
Information Technology	8.6	7.0
Industrials	7.7	7.6
Asset Allocation (% of fund's net assets)
As of January 31, 2013*		As of July 31, 2012**
	Stocks 90.9%		Stocks and Equity Futures 95.9%
	Short-Term Investments and Net Other Assets (Liabilities) 9.1%		Short-Term Investments and Net Other Assets (Liabilities) 4.1%
* Foreign investments	3.6%	** Foreign investments	3.5%

Annual Report

Fidelity Series Large Cap Value Fund

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 90.9%
	Shares	Value
CONSUMER DISCRETIONARY - 6.7%
Automobiles - 0.2%
General Motors Co. (a)	476,100	$ 13,373,649
Diversified Consumer Services - 1.9%
Apollo Group, Inc. Class A (non-vtg.) (a)	3,363,421	68,008,373
DeVry, Inc. (d)	2,594,450	65,302,307
		133,310,680
Household Durables - 1.1%
Garmin Ltd. (d)	1,487,250	56,351,903
Jarden Corp.	179,320	10,551,189
Whirlpool Corp.	109,249	12,605,150
		79,508,242
Media - 2.2%
Comcast Corp. Class A	454,500	17,307,360
DISH Network Corp. Class A	1,387,806	51,723,530
Washington Post Co. Class B (d)	227,912	87,901,100
		156,931,990
Multiline Retail - 1.0%
J.C. Penney Co., Inc. (d)	2,972,863	60,438,305
Macy's, Inc.	312,100	12,331,071
		72,769,376
Specialty Retail - 0.3%
Best Buy Co., Inc.	462,100	7,513,746
Foot Locker, Inc.	271,200	9,315,720
		16,829,466
TOTAL CONSUMER DISCRETIONARY		472,723,403
CONSUMER STAPLES - 7.6%
Beverages - 0.4%
Molson Coors Brewing Co. Class B	213,500	9,645,930
PepsiCo, Inc.	189,664	13,817,022
		23,462,952
Food & Staples Retailing - 1.7%
CVS Caremark Corp.	1,159,382	59,360,358
Wal-Mart Stores, Inc.	856,500	59,912,175
		119,272,533
Food Products - 3.3%
ConAgra Foods, Inc.	252,500	8,254,225
Kraft Foods Group, Inc.	1,733,485	80,121,677
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Mondelez International, Inc.	4,930,340	$ 137,014,149
The J.M. Smucker Co.	86,100	7,631,043
		233,021,094
Household Products - 2.1%
Energizer Holdings, Inc.	109,700	9,544,997
Procter & Gamble Co.	1,860,655	139,846,830
		149,391,827
Tobacco - 0.1%
Lorillard, Inc.	166,000	6,485,620
TOTAL CONSUMER STAPLES		531,634,026
ENERGY - 16.4%
Energy Equipment & Services - 2.6%
Cameron International Corp. (a)	1,367,190	86,556,799
Halliburton Co.	2,155,352	87,679,719
National Oilwell Varco, Inc.	132,900	9,853,206
		184,089,724
Oil, Gas & Consumable Fuels - 13.8%
Anadarko Petroleum Corp.	2,216,735	177,383,135
Apache Corp.	333,238	27,912,015
Chevron Corp.	2,286,252	263,261,918
Exxon Mobil Corp.	3,778,732	339,972,509
Marathon Petroleum Corp.	182,700	13,558,167
Occidental Petroleum Corp.	1,183,960	104,508,149
Phillips 66	258,600	15,663,402
The Williams Companies, Inc.	413,178	14,481,889
Valero Energy Corp.	261,763	11,446,896
		968,188,080
TOTAL ENERGY		1,152,277,804
FINANCIALS - 22.7%
Capital Markets - 3.8%
Bank of New York Mellon Corp.	1,924,000	52,255,840
E*TRADE Financial Corp. (a)	9,679,528	102,699,792
Goldman Sachs Group, Inc.	269,950	39,914,807
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
State Street Corp.	1,138,399	$ 63,351,904
The Blackstone Group LP	379,700	7,024,450
		265,246,793
Commercial Banks - 5.6%
Comerica, Inc.	345,700	11,878,252
Fifth Third Bancorp	3,883,442	63,261,270
KeyCorp	11,738,524	110,342,126
PNC Financial Services Group, Inc.	353,897	21,870,835
SunTrust Banks, Inc.	452,200	12,828,914
U.S. Bancorp	1,204,021	39,853,095
Wells Fargo & Co.	3,037,245	105,787,243
Zions Bancorporation	1,360,152	31,718,745
		397,540,480
Consumer Finance - 1.4%
Capital One Financial Corp.	1,526,724	85,985,096
SLM Corp.	699,400	11,812,866
		97,797,962
Diversified Financial Services - 6.1%
Bank of America Corp.	3,889,332	44,027,238
Citigroup, Inc.	5,262,261	221,856,924
JPMorgan Chase & Co.	3,550,736	167,062,129
		432,946,291
Insurance - 5.1%
Allstate Corp.	876,460	38,476,594
American International Group, Inc. (a)	256,700	9,710,961
Assurant, Inc.	449,470	17,187,733
Berkshire Hathaway, Inc. Class B (a)	154,800	15,004,764
Everest Re Group Ltd.	60,249	6,977,437
Lincoln National Corp.	405,300	11,745,594
MetLife, Inc.	768,621	28,700,308
RenaissanceRe Holdings Ltd.	745,430	63,838,625
The Chubb Corp.	616,461	49,507,983
The Travelers Companies, Inc.	111,400	8,740,444
Validus Holdings Ltd.	191,283	6,964,614
XL Group PLC Class A	3,687,619	102,220,799
		359,075,856
Real Estate Investment Trusts - 0.7%
American Tower Corp.	68,800	5,239,120
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Ventas, Inc.	134,900	$ 8,942,521
Weyerhaeuser Co.	1,166,324	35,129,679
		49,311,320
TOTAL FINANCIALS		1,601,918,702
HEALTH CARE - 11.3%
Biotechnology - 0.1%
Amgen, Inc.	69,200	5,913,832
Health Care Providers & Services - 0.4%
CIGNA Corp.	206,500	12,047,210
HCA Holdings, Inc.	470,617	17,718,730
		29,765,940
Pharmaceuticals - 10.8%
Bristol-Myers Squibb Co.	705,366	25,491,927
Eli Lilly & Co.	505,380	27,133,852
Johnson & Johnson	1,382,131	102,167,124
Merck & Co., Inc.	6,127,382	265,009,272
Mylan, Inc. (a)	240,700	6,804,589
Pfizer, Inc.	12,236,822	333,820,504
Zoetis, Inc. Class A	59,700	1,552,200
		761,979,468
TOTAL HEALTH CARE		797,659,240
INDUSTRIALS - 7.7%
Aerospace & Defense - 2.0%
General Dynamics Corp.	149,600	9,918,480
Raytheon Co.	26,614	1,402,026
Textron, Inc.	4,527,833	130,220,477
		141,540,983
Airlines - 0.1%
Delta Air Lines, Inc. (a)	293,800	4,080,882
Commercial Services & Supplies - 0.1%
Avery Dennison Corp.	173,200	6,669,932
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 1.0%
Jacobs Engineering Group, Inc. (a)	1,251,119	$ 60,191,335
URS Corp.	201,500	8,358,220
		68,549,555
Industrial Conglomerates - 4.4%
General Electric Co.	13,984,271	311,569,558
Machinery - 0.1%
Terex Corp. (a)	299,500	9,697,810
TOTAL INDUSTRIALS		542,108,720
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 1.3%
Cisco Systems, Inc.	4,515,015	92,873,859
Computers & Peripherals - 1.9%
Dell, Inc.	1,005,500	13,312,820
Hewlett-Packard Co.	7,066,121	116,661,658
		129,974,478
Internet Software & Services - 1.5%
Yahoo!, Inc. (a)	5,315,800	104,349,154
IT Services - 0.1%
Computer Sciences Corp.	174,200	7,281,560
Office Electronics - 1.1%
Xerox Corp.	9,865,708	79,024,321
Semiconductors & Semiconductor Equipment - 1.1%
Advanced Micro Devices, Inc. (a)(d)	3,098,180	8,055,268
Broadcom Corp. Class A	239,600	7,775,020
Intel Corp.	717,500	15,096,200
Micron Technology, Inc. (a)	6,311,268	47,713,186
		78,639,674
Software - 1.6%
CA Technologies, Inc.	307,300	7,627,186
Comverse Technology, Inc.	5,666,931	24,707,819
Comverse, Inc.	667,485	19,276,967
Microsoft Corp.	861,850	23,675,020
Symantec Corp. (a)	1,539,246	33,509,385
Synopsys, Inc. (a)	80,138	2,679,815
		111,476,192
TOTAL INFORMATION TECHNOLOGY		603,619,238
Common Stocks - continued
	Shares	Value
MATERIALS - 3.9%
Chemicals - 1.2%
Ashland, Inc.	111,605	$ 8,762,109
Eastman Chemical Co.	75,600	5,378,940
LyondellBasell Industries NV Class A	176,300	11,180,946
The Dow Chemical Co.	1,787,803	57,567,257
		82,889,252
Metals & Mining - 1.9%
Freeport-McMoRan Copper & Gold, Inc.	732,071	25,805,503
Newmont Mining Corp.	2,461,711	105,755,105
Reliance Steel & Aluminum Co.	90,500	5,857,160
		137,417,768
Paper & Forest Products - 0.8%
International Paper Co.	1,380,403	57,176,292
TOTAL MATERIALS		277,483,312
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.	937,953	32,631,385
CenturyLink, Inc.	106,500	4,307,925
		36,939,310
Wireless Telecommunication Services - 1.8%
Sprint Nextel Corp. (a)	21,739,039	122,390,790
TOTAL TELECOMMUNICATION SERVICES		159,330,100
UTILITIES - 3.7%
Electric Utilities - 2.4%
American Electric Power Co., Inc.	210,200	9,519,958
Edison International	1,903,457	91,727,593
FirstEnergy Corp.	318,444	12,893,798
NextEra Energy, Inc.	614,863	44,300,879
NV Energy, Inc.	527,100	9,978,003
		168,420,231
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.3%
DTE Energy Co.	165,200	$ 10,458,812
Sempra Energy	1,091,351	81,905,893
		92,364,705
TOTAL UTILITIES		260,784,936
TOTAL COMMON STOCKS (Cost $5,501,669,970)		6,399,539,481
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.08% 2/14/13 (Cost $7,469,771)	$ 7,470,000	7,469,963
Money Market Funds - 9.4%
	Shares
Fidelity Cash Central Fund, 0.16% (b)	536,776,950	536,776,950
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	126,517,828	126,517,828
TOTAL MONEY MARKET FUNDS (Cost $663,294,778)		663,294,778
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $6,172,434,519)		7,070,304,222
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(25,939,498)
NET ASSETS - 100%		$ 7,044,364,724
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 945,366
Fidelity Securities Lending Cash Central Fund	1,892,610
Total	$ 2,837,976
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Comverse Technology, Inc.	$ 102,161,310	$ 7,749,418	$ 67,517,105	$ -	$ -
Other Information

The following is a summary of the inputs used, as of January 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 472,723,403	$ 472,723,403	$ -	$ -
Consumer Staples	531,634,026	531,634,026	-	-
Energy	1,152,277,804	1,152,277,804	-	-
Financials	1,601,918,702	1,601,918,702	-	-
Health Care	797,659,240	797,659,240	-	-
Industrials	542,108,720	542,108,720	-	-
Information Technology	603,619,238	603,619,238	-	-
Materials	277,483,312	277,483,312	-	-
Telecommunica- tion Services	159,330,100	159,330,100	-	-
Utilities	260,784,936	260,784,936	-	-
U.S. Government and Government Agency Obligations	7,469,963	-	7,469,963	-
Money Market Funds	663,294,778	663,294,778	-	-
Total Investments in Securities:	$ 7,070,304,222	$ 7,062,834,259	$ 7,469,963	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $122,709,366) - See accompanying schedule: Unaffiliated issuers (cost $5,509,139,741)	$ 6,407,009,444
Fidelity Central Funds (cost $663,294,778)	663,294,778
Total Investments (cost $6,172,434,519)		$ 7,070,304,222
Cash		24,297
Foreign currency held at value (cost $1,873)		1,971
Receivable for investments sold		444,540,567
Receivable for fund shares sold		5,230,846
Dividends receivable		7,946,782
Distributions receivable from Fidelity Central Funds		431,424
Prepaid expenses		27,291
Other receivables		1,203,384
Total assets		7,529,710,784

Liabilities
Payable for investments purchased	$ 353,847,737
Payable for fund shares redeemed	2,252,652
Accrued management fee	1,837,945
Other affiliated payables	772,044
Other payables and accrued expenses	117,854
Collateral on securities loaned, at value	126,517,828
Total liabilities		485,346,060

Net Assets		$ 7,044,364,724
Net Assets consist of:
Paid in capital		$ 5,802,880,247
Undistributed net investment income		1,813,068
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		341,800,378
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		897,871,031
Net Assets		$ 7,044,364,724

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Large Cap Value Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2013

Series Large Cap Value: Net Asset Value, offering price and redemption price per share ($3,709,616,194 ÷ 312,897,923 shares)	$ 11.86

Class F: Net Asset Value, offering price and redemption price per share ($3,334,748,530 ÷ 281,582,353 shares)	$ 11.84

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2013

Investment Income
Dividends		$ 273,856,218
Interest		10,012
Income from Fidelity Central Funds		2,837,976
Total income		276,704,206

Expenses
Management fee Basic fee	$ 59,511,687
Performance adjustment	(19,007,735)
Transfer agent fees	12,208,942
Accounting and security lending fees	1,355,644
Custodian fees and expenses	195,329
Independent trustees' compensation	71,740
Audit	83,485
Legal	44,403
Miscellaneous	107,706
Total expenses before reductions	54,571,201
Expense reductions	(2,491,261)	52,079,940
Net investment income (loss)		224,624,266
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	448,079,805
Redemption in-kind with affiliated entities	696,707,692
Other affiliated issuers	(17,899,743)
Foreign currency transactions	310,967
Futures contracts	11,920,274
Total net realized gain (loss)		1,139,118,995
Change in net unrealized appreciation (depreciation) on: Investment securities	92,980,853
Assets and liabilities in foreign currencies	994
Total change in net unrealized appreciation (depreciation)		92,981,847
Net gain (loss)		1,232,100,842
Net increase (decrease) in net assets resulting from operations		$ 1,456,725,108

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Large Cap Value Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 224,624,266	$ 171,067,909
Net realized gain (loss)	1,139,118,995	438,663,655
Change in net unrealized appreciation (depreciation)	92,981,847	(1,034,890,528)
Net increase (decrease) in net assets resulting from operations	1,456,725,108	(425,158,964)
Distributions to shareholders from net investment income	(223,687,239)	(168,634,380)
Distributions to shareholders from net realized gain	(6,697,468)	(828,507,893)
Total distributions	(230,384,707)	(997,142,273)
Share transactions - net increase (decrease)	(4,702,541,342)	1,333,251,117
Total increase (decrease) in net assets	(3,476,200,941)	(89,050,120)

Net Assets
Beginning of period	10,520,565,665	10,609,615,785
End of period (including undistributed net investment income of $1,813,068 and $0, respectively)	$ 7,044,364,724	$ 10,520,565,665
See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Large Cap Value

Years ended January 31,	2013	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.50	$ 12.12	$ 11.05	$ 9.11	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.22	.18	.14	.13	.05
Net realized and unrealized gain (loss)	1.47	(.71)	1.80	2.35	(.90)
Total from investment operations	1.69	(.53)	1.94	2.48	(.85)
Distributions from net investment income	(.32)	(.17)	(.13)	(.11)	(.04)
Distributions from net realized gain	(.01)	(.92)	(.74)	(.43)	-
Total distributions	(.33)	(1.09)	(.87)	(.54)	(.04)
Net asset value, end of period	$ 11.86	$ 10.50	$ 12.12	$ 11.05	$ 9.11
Total Return B, C	16.27%	(4.28)%	18.02%	27.43%	(8.58)%
Ratios to Average Net Assets E, H
Expenses before reductions	.59%	.65%	.73%	.85%	.90% A
Expenses net of fee waivers, if any	.59%	.65%	.73%	.85%	.90% A
Expenses net of all reductions	.57%	.64%	.72%	.84%	.90% A
Net investment income (loss)	2.02%	1.61%	1.18%	1.24%	1.96% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,709,616	$ 6,677,103	$ 8,404,097	$ 7,388,558	$ 2,056,896
Portfolio turnover rate F	136%	121%	102%	138%	118%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 24, 2008 (commencement of operations) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended January 31,	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.50	$ 12.12	$ 11.05	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.25	.20	.16	.05
Net realized and unrealized gain (loss)	1.45	(.70)	1.81	1.77
Total from investment operations	1.70	(.50)	1.97	1.82
Distributions from net investment income	(.35)	(.20)	(.16)	(.13)
Distributions from net realized gain	(.01)	(.92)	(.74)	(.36)
Total distributions	(.36)	(1.12)	(.90)	(.49)
Net asset value, end of period	$ 11.84	$ 10.50	$ 12.12	$ 11.05
Total Return B, C	16.42%	(4.06)%	18.26%	18.56%
Ratios to Average Net Assets E, H
Expenses before reductions	.40%	.44%	.50%	.58% A
Expenses net of fee waivers, if any	.40%	.44%	.50%	.58% A
Expenses net of all reductions	.37%	.43%	.49%	.57% A
Net investment income (loss)	2.21%	1.81%	1.40%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,334,749	$ 3,843,463	$ 2,205,519	$ 447,080
Portfolio turnover rate F	136%	121%	102%	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series Large Cap Value Fund offers Series Large Cap Value shares and Class F shares. Fidelity Series All-Sector Equity Fund offers Series All-Sector Equity shares and Class F shares. All classes have equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred and certain class-level expense reductions.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

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3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by each Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2013, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, redemptions in-kind and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Large Cap Value Fund	$ 6,235,291,653	$ 984,552,481	$ (149,539,912)	$ 835,012,569
Fidelity Series All-Sector Equity Fund	8,533,075,906	1,364,224,618	(61,873,105)	1,302,351,513

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
Fidelity Series Large Cap Value Fund	$ 1,813,078	$ 404,657,503	$ 835,013,897
Fidelity Series All-Sector Equity Fund	5,334,658	259,671,049	1,302,329,269

The tax character of distributions paid was as follows:

January 31, 2013	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Large Cap Value Fund	$ 223,687,239	$ 6,697,468	$ 230,384,707
Fidelity Series All-Sector Equity Fund	157,359,845	657,260,030	814,619,875
January 31, 2012	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Large Cap Value Fund	$ 309,649,849	$ 687,492,424	$ 997,142,273
Fidelity Series All-Sector Equity Fund	191,063,365	812,763,336	1,003,826,701

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3. Significant Accounting Policies - continued

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Funds, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity Series Large Cap Value Fund
Equity Risk
Futures Contracts	$ 11,920,274	$ -
Fidelity Series All-Sector Equity Fund
Equity Risk
Futures Contracts	$ 10,092,463	$ (2,135,960)

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

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4. Derivative Instruments - continued

Futures Contracts - continued

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Large Cap Value Fund	13,544,766,768	18,427,447,412
Fidelity Series All-Sector Equity Fund	14,752,018,683	18,157,558,361

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund is subject to a performance adjustment (up to a maximum ± .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each applicable Fund's relative investment performance of the retail class as compared to an appropriate benchmark index. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Fidelity Series Large Cap Value Fund	.30%	.26%	.38%
Fidelity Series All-Sector Equity Fund	.30%	.26%	.51%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of each Fund except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Fidelity Series Large Cap Value Fund	$ 12,208,942.20
Fidelity Series All-Sector Equity Fund	13,958,456.20

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Large Cap Value Fund	$ 490,922
Fidelity Series All-Sector Equity Fund	516,154

Redemptions In-Kind. During the period, 305,674,327 shares of the Fidelity Series Large Cap Value Fund held by affiliated entities were redeemed for cash and securities with a value of $3,489,151,502. The net realized gain of $696,707,692 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. Fidelity Series Large Cap Value Fund recognized no gain or loss for federal income tax purposes. In addition, 338,378,744 shares of the Fidelity Series All-Sector Equity Fund held by affiliated entities were redeemed for cash and securities with a value of $4,412,401,540. The net realized gain of $1,028,917,514 on securities delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. Fidelity Series All-Sector Equity Fund recognized no gain or loss for federal income tax purposes.

Annual Report

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series Large Cap Value Fund	$ 28,963
Fidelity Series All-Sector Equity Fund	32,792

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity as of and during the period was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Series Large Cap Value Fund	$ 1,892,610	$ 575,052	$ 21,434,184
Fidelity Series All-Sector Equity Fund	$ 1,043,451	$ 3,142	$ -

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Series Large Cap Value Fund	$ 2,491,134	$ 127
Fidelity Series All-Sector Equity Fund	1,992,332	100

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2013	2012
Fidelity Series Large Cap Value Fund
From net investment income
Series Large Cap Value	$ 112,830,391	$ 108,393,071
Class F	110,856,848	60,241,309
Total	$ 223,687,239	$ 168,634,380
From net realized gain
Series Large Cap Value	$ 3,548,126	$ 592,235,098
Class F	3,149,342	236,272,795
Total	$ 6,697,468	$ 828,507,893
Fidelity Series All-Sector Equity Fund
From net investment income
Series All-Sector Equity	$ 80,702,951	$ 62,319,226
Class F	76,656,894	38,272,160
Total	$ 157,359,845	$ 100,591,386
From net realized gain
Series All-Sector Equity	$ 362,179,097	$ 634,348,109
Class F	295,080,933	268,887,206
Total	$ 657,260,030	$ 903,235,315

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Fidelity Series Large Cap Value Fund
Series Large Cap Value
Shares sold	49,533,288	74,784,511	$ 543,508,101	$ 833,802,569
Reinvestment of distributions	10,428,182	65,566,961	116,378,517	700,628,169
Shares redeemed	(382,691,344)(a)	(198,370,255)	(4,339,373,298)(a)	(2,184,624,803)
Net increase (decrease)	(322,729,874)	(58,018,783)	$ (3,679,486,680)	$ (650,194,065)
Class F
Shares sold	136,305,797	184,985,420	$ 1,502,438,190	$ 2,017,097,287
Reinvestment of distributions	10,224,770	28,372,486	114,006,190	296,514,104
Shares redeemed	(230,847,101)(a)	(29,458,031)	(2,639,499,042)(a)	(330,166,209)
Net increase (decrease)	(84,316,534)	183,899,875	$ (1,023,054,662)	$ 1,983,445,182
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity
Shares sold	77,659,097	73,617,124	$ 960,279,546	$ 905,741,088
Reinvestment of distributions	36,937,619	59,278,225	442,882,048	696,667,335
Shares redeemed	(314,519,747)(a)	(200,470,026)	(4,035,138,002)(a)	(2,441,040,063)
Net increase (decrease)	(199,923,031)	(67,574,677)	$ (2,631,976,408)	$ (838,631,640)
Class F
Shares sold	164,922,173	182,988,272	$ 2,056,892,808	$ 2,210,442,127
Reinvestment of distributions	31,029,869	26,555,861	371,737,827	307,159,366
Shares redeemed	(199,902,700)(a)	(30,434,525)	(2,592,723,440)(a)	(376,723,808)
Net increase (decrease)	(3,950,658)	179,109,608	$ (164,092,805)	$ 2,140,877,685

(a) Amount includes in-kind redemptions (see Note 6: Redemptions In-Kind).

Annual Report

Notes to Financial Statements - continued

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund (the Funds), funds of Fidelity Devonshire Trust, including the schedules of investments, as of January 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund as of January 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 13, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series All-Sector Equity Fund and Fidelity Series Large Cap Value Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (49)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Fidelity Series Large Cap Value Fund	Pay Date	Record Date	Dividends	Capital Gains
Series Large Cap Value	03/11/13	03/08/13	$0.006	$0.818
Class F	03/11/13	03/08/13	$0.007	$0.818
Fidelity Series All- Sector Equity Fund	Pay Date	Record Date	Dividends	Capital Gains
Series All-Sector Equity	03/11/13	03/08/13	$0.008	$0.332
Class F	03/11/13	03/08/13	$0.009	$0.332

The funds hereby designate as a capital gain dividend the amounts noted below for the taxable year ended January 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Large Cap Value Fund	$411,354,971
Fidelity Series All-Sector Equity Fund	$916,931,079

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Series Large Cap Value Fund	December
Series Large Cap Value	100%
Class F	100%
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	100%
Class F	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

Fidelity Series Large Cap Value Fund	December
Series Large Cap Value	100%
Class F	100%
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	100%
Class F	100%

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL
Fidelity Series All-Sector Equity Fund

JPMorgan Chase Bank

New York, NY
Fidelity Series Large Cap Value Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

DLF-ANN-0313
1.873097.104

Fidelity®

Mid Cap Value

Fund

Annual Report

January 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid Cap Value Fund	23.07%	6.22%	10.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value Fund, a class of the fund, on January 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Improvement in the U.S. economy helped lift equity benchmarks to double-digit gains for the year ending January 31, 2013, overcoming moments of volatility driven by sovereign debt woes in Europe, slower economic growth in China and gridlock in Congress. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and solid corporate earnings reports. The broad-based S&P 500® Index rose 16.78% for the year, crossing the milestone 1,500 mark near period end. The technology-heavy Nasdaq Composite Index® added 13.13%, and the blue-chip-laden Dow Jones Industrial AverageSM gained 12.75%. Early in the period, stocks rose on positive U.S. economic news and proposed bailouts in Europe. Although fear resurfaced in April and May, equities rebounded in June on central bank stimulus and new life in the housing market. In September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election sell-off. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with eight of the 10 sectors in the S&P 500® posting double-digit returns. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.41%.

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Mid Cap Value Fund: For the year, the fund's Retail Class shares returned 23.07%, outpacing the 21.34% gain of the Russell Midcap® Value Index. Strong security selection in financials, energy, consumer discretionary, materials and health care fueled the fund's solid relative return. On the downside, adverse stock picking and industry positioning in information technology, industrials and, to a lesser extent, telecommunication services hampered results. The top individual contributors included hospital operator Community Health Systems, oil refiners Valero Energy and Marathon Petroleum, appliance manufacturer Whirlpool, credit card issuer Discover Financial Services and utility Sempra Energy. The primary individual detractors were semiconductor makers Marvell Technology Group and Advanced Micro Devices - the latter being an out-of-benchmark investment - Timken, a maker of specialty steel products, trucking and logistics provider Con-way and flash memory storage developer SanDisk. Most of the stocks mentioned were sold from the fund during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Class A	1.13%
Actual		$ 1,000.00	$ 1,185.50	$ 6.21
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.74
Class T	1.39%
Actual		$ 1,000.00	$ 1,184.60	$ 7.63
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.05
Class B	1.88%
Actual		$ 1,000.00	$ 1,181.80	$ 10.31
HypotheticalA		$ 1,000.00	$ 1,015.69	$ 9.53
Class C	1.89%
Actual		$ 1,000.00	$ 1,181.10	$ 10.36
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.58
Mid Cap Value	.81%
Actual		$ 1,000.00	$ 1,187.60	$ 4.45
HypotheticalA		$ 1,000.00	$ 1,021.06	$ 4.12
Institutional Class	.86%
Actual		$ 1,000.00	$ 1,188.00	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.81	$ 4.37

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Valero Energy Corp.	1.8	1.6
Marathon Petroleum Corp.	1.8	1.5
International Paper Co.	1.7	1.7
CIGNA Corp.	1.6	1.1
Edison International	1.6	0.0
Symantec Corp.	1.5	0.0
Fifth Third Bancorp	1.5	1.3
Ventas, Inc.	1.5	1.4
SunTrust Banks, Inc.	1.5	1.4
PPL Corp.	1.4	1.8
	15.9
Top Five Market Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.2	30.1
Industrials	11.3	10.2
Information Technology	10.0	10.1
Energy	9.7	9.5
Utilities	9.6	11.6
Asset Allocation (% of fund's net assets)
As of January 31, 2013*		As of July 31, 2012**
	Stocks 98.6%		Stocks 99.5%
	Short-Term Investments and Net Other Assets (Liabilities) 1.4%		Short-Term Investments and Net Other Assets (Liabilities) 0.5%
* Foreign investments	3.7%	** Foreign investments	5.2%

Annual Report

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 9.2%
Diversified Consumer Services - 0.8%
DeVry, Inc.	223,100	$ 5,615,427
Household Durables - 2.5%
Jarden Corp.	126,200	7,425,608
Whirlpool Corp.	82,500	9,518,850
		16,944,458
Media - 1.1%
Gannett Co., Inc.	394,600	7,745,998
Multiline Retail - 1.3%
Macy's, Inc.	219,000	8,652,690
Specialty Retail - 3.5%
Best Buy Co., Inc.	199,600	3,245,496
Foot Locker, Inc.	230,600	7,921,110
GameStop Corp. Class A (d)	158,800	3,684,160
Staples, Inc.	691,000	9,314,680
		24,165,446
TOTAL CONSUMER DISCRETIONARY		63,124,019
CONSUMER STAPLES - 5.4%
Beverages - 1.0%
Molson Coors Brewing Co. Class B	146,100	6,600,798
Food Products - 2.8%
Campbell Soup Co. (d)	105,800	3,883,918
ConAgra Foods, Inc.	268,100	8,764,189
Tyson Foods, Inc. Class A	303,700	6,717,844
		19,365,951
Household Products - 0.9%
Energizer Holdings, Inc.	74,300	6,464,843
Tobacco - 0.7%
Lorillard, Inc.	128,600	5,024,402
TOTAL CONSUMER STAPLES		37,455,994
ENERGY - 9.7%
Energy Equipment & Services - 2.4%
Cameron International Corp. (a)	126,500	8,008,715
Helmerich & Payne, Inc.	128,100	8,241,954
		16,250,669
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 7.3%
Denbury Resources, Inc. (a)	473,300	$ 8,817,579
Hess Corp.	108,500	7,286,860
Marathon Petroleum Corp.	164,945	12,240,568
Murphy Oil Corp.	161,700	9,624,384
Valero Energy Corp.	282,900	12,371,218
		50,340,609
TOTAL ENERGY		66,591,278
FINANCIALS - 29.2%
Capital Markets - 2.8%
Apollo Global Management LLC Class A	241,462	5,377,359
KKR & Co. LP	403,700	6,814,456
The Blackstone Group LP	366,300	6,776,550
		18,968,365
Commercial Banks - 7.2%
Comerica, Inc.	197,600	6,789,536
Fifth Third Bancorp	639,600	10,419,084
FirstMerit Corp.	419,700	6,392,031
Huntington Bancshares, Inc.	1,171,600	8,154,336
KeyCorp	810,700	7,620,580
SunTrust Banks, Inc.	359,400	10,196,178
		49,571,745
Consumer Finance - 1.2%
SLM Corp.	481,700	8,135,913
Diversified Financial Services - 1.1%
The NASDAQ Stock Market, Inc.	271,300	7,683,216
Insurance - 6.1%
Allied World Assurance Co. Holdings Ltd.	46,000	3,902,180
Everest Re Group Ltd.	73,800	8,546,778
Hartford Financial Services Group, Inc.	400,400	9,929,920
Lincoln National Corp.	309,800	8,978,004
Reinsurance Group of America, Inc.	81,100	4,654,329
Validus Holdings Ltd.	162,300	5,909,343
		41,920,554
Real Estate Investment Trusts - 9.6%
American Campus Communities, Inc.	134,800	6,277,636
AvalonBay Communities, Inc.	69,500	9,020,405
Camden Property Trust (SBI)	101,300	7,029,207
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
DDR Corp.	273,300	$ 4,534,047
Extra Space Storage, Inc.	139,300	5,549,712
MFA Financial, Inc.	667,300	5,999,027
Ventas, Inc.	156,000	10,341,240
Vornado Realty Trust	111,000	9,375,060
Weyerhaeuser Co.	271,100	8,165,532
		66,291,866
Real Estate Management & Development - 1.2%
Jones Lang LaSalle, Inc.	86,400	7,960,896
TOTAL FINANCIALS		200,532,555
HEALTH CARE - 7.1%
Health Care Providers & Services - 4.5%
CIGNA Corp.	193,200	11,271,288
Community Health Systems, Inc.	173,000	6,631,090
McKesson Corp.	62,900	6,618,967
Omnicare, Inc.	159,800	6,224,210
		30,745,555
Pharmaceuticals - 2.6%
Actavis, Inc. (a)	59,800	5,166,122
Endo Pharmaceuticals Holdings, Inc. (a)	241,900	7,658,554
Mylan, Inc. (a)	186,600	5,275,182
		18,099,858
TOTAL HEALTH CARE		48,845,413
INDUSTRIALS - 11.3%
Aerospace & Defense - 1.7%
Alliant Techsystems, Inc.	109,600	7,093,312
Esterline Technologies Corp. (a)	73,400	4,873,026
		11,966,338
Airlines - 1.1%
Delta Air Lines, Inc. (a)	558,900	7,763,121
Commercial Services & Supplies - 1.2%
Avery Dennison Corp.	206,000	7,933,060
Construction & Engineering - 1.1%
URS Corp.	182,903	7,586,816
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.0%
General Cable Corp. (a)	213,500	$ 7,177,870
Machinery - 2.2%
Oshkosh Truck Corp. (a)	189,700	7,432,446
Terex Corp. (a)	239,600	7,758,248
		15,190,694
Professional Services - 1.2%
Equifax, Inc.	60,000	3,522,000
Towers Watson & Co.	73,000	4,458,840
		7,980,840
Trading Companies & Distributors - 1.8%
MRC Global, Inc.	168,000	5,162,640
WESCO International, Inc. (a)	94,627	6,901,147
		12,063,787
TOTAL INDUSTRIALS		77,662,526
INFORMATION TECHNOLOGY - 10.0%
Communications Equipment - 1.0%
Brocade Communications Systems, Inc. (a)	1,268,400	7,255,248
Computers & Peripherals - 1.2%
Western Digital Corp.	175,300	8,239,100
IT Services - 1.2%
Computer Sciences Corp.	193,100	8,071,580
Office Electronics - 1.4%
Xerox Corp.	1,184,900	9,491,049
Semiconductors & Semiconductor Equipment - 1.7%
Avago Technologies Ltd.	196,400	7,025,228
Skyworks Solutions, Inc. (a)	210,400	5,036,976
		12,062,204
Software - 3.5%
CA Technologies, Inc.	358,300	8,893,006
Symantec Corp. (a)	489,300	10,652,061
Synopsys, Inc. (a)	135,800	4,541,152
		24,086,219
TOTAL INFORMATION TECHNOLOGY		69,205,400
Common Stocks - continued
	Shares	Value
MATERIALS - 5.9%
Chemicals - 1.8%
Ashland, Inc.	62,900	$ 4,938,279
Eastman Chemical Co.	100,800	7,171,920
		12,110,199
Containers & Packaging - 0.9%
Ball Corp.	147,500	6,566,700
Metals & Mining - 1.5%
Commercial Metals Co.	337,100	5,612,715
Reliance Steel & Aluminum Co.	72,600	4,698,672
		10,311,387
Paper & Forest Products - 1.7%
International Paper Co.	281,700	11,668,014
TOTAL MATERIALS		40,656,300
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.8%
CenturyLink, Inc.	125,700	5,084,565
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	527,000	2,967,010
TOTAL TELECOMMUNICATION SERVICES		8,051,575
UTILITIES - 9.6%
Electric Utilities - 7.3%
Edison International	229,500	11,059,605
Hawaiian Electric Industries, Inc.	20,400	550,188
IDACORP, Inc.	148,800	6,905,808
NV Energy, Inc.	418,700	7,925,991
Pinnacle West Capital Corp.	125,300	6,688,514
PNM Resources, Inc.	323,000	6,899,280
PPL Corp.	328,000	9,935,120
		49,964,506
Gas Utilities - 0.9%
UGI Corp.	176,500	6,219,860
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.4%
DTE Energy Co.	153,700	$ 9,730,747
TOTAL UTILITIES		65,915,113
TOTAL COMMON STOCKS (Cost $596,508,563)		678,040,173
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.16% (b)	7,500,179	7,500,179
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	4,798,250	4,798,250
TOTAL MONEY MARKET FUNDS (Cost $12,298,429)		12,298,429
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $608,806,992)		690,338,602
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(2,890,871)
NET ASSETS - 100%		$ 687,447,731
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,734
Fidelity Securities Lending Cash Central Fund	122,164
Total	$ 127,898
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $4,665,358) - See accompanying schedule: Unaffiliated issuers (cost $596,508,563)	$ 678,040,173
Fidelity Central Funds (cost $12,298,429)	12,298,429
Total Investments (cost $608,806,992)		$ 690,338,602
Receivable for investments sold		12,067,676
Receivable for fund shares sold		2,544,074
Dividends receivable		397,654
Distributions receivable from Fidelity Central Funds		3,138
Prepaid expenses		1,171
Other receivables		88,145
Total assets		705,440,460

Liabilities
Payable for investments purchased	$ 11,795,723
Payable for fund shares redeemed	905,587
Accrued management fee	288,786
Distribution and service plan fees payable	14,791
Other affiliated payables	138,743
Other payables and accrued expenses	50,849
Collateral on securities loaned, at value	4,798,250
Total liabilities		17,992,729

Net Assets		$ 687,447,731
Net Assets consist of:
Paid in capital		$ 610,264,039
Accumulated undistributed net realized gain (loss) on investments		(4,347,918)
Net unrealized appreciation (depreciation) on investments		81,531,610
Net Assets		$ 687,447,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,436,123 ÷ 1,270,011 shares)	$ 19.24

Maximum offering price per share (100/94.25 of $19.24)	$ 20.41
Class T: Net Asset Value and redemption price per share ($8,358,357 ÷ 435,167 shares)	$ 19.21

Maximum offering price per share (100/96.50 of $19.21)	$ 19.91
Class B: Net Asset Value and offering price per share ($1,533,480 ÷ 80,601 shares)A	$ 19.03

Class C: Net Asset Value and offering price per share ($6,820,179 ÷ 360,217 shares)A	$ 18.93

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($638,424,992 ÷ 32,958,886 shares)	$ 19.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,874,600 ÷ 408,307 shares)	$ 19.29

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2013

Investment Income
Dividends		$ 13,395,784
Income from Fidelity Central Funds		127,898
Total income		13,523,682

Expenses
Management fee Basic fee	$ 3,314,165
Performance adjustment	(132,746)
Transfer agent fees	1,464,650
Distribution and service plan fees	154,959
Accounting and security lending fees	223,431
Custodian fees and expenses	28,240
Independent trustees' compensation	3,867
Registration fees	88,262
Audit	54,995
Legal	2,484
Miscellaneous	6,457
Total expenses before reductions	5,208,764
Expense reductions	(191,114)	5,017,650
Net investment income (loss)		8,506,032
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,043,389
Investment not meeting investment restrictions	1,279
Total net realized gain (loss)		58,044,668
Change in net unrealized appreciation (depreciation) on investment securities		59,980,492
Net gain (loss)		118,025,160
Net increase (decrease) in net assets resulting from operations		$ 126,531,192

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,506,032	$ 4,545,431
Net realized gain (loss)	58,044,668	70,353,241
Change in net unrealized appreciation (depreciation)	59,980,492	(90,350,275)
Net increase (decrease) in net assets resulting from operations	126,531,192	(15,451,603)
Distributions to shareholders from net investment income	(8,438,509)	(4,101,848)
Share transactions - net increase (decrease)	(21,044,685)	(97,570,396)
Redemption fees	8,162	28,676
Total increase (decrease) in net assets	97,056,160	(117,095,171)

Net Assets
Beginning of period	590,391,571	707,486,742
End of period (including distributions in excess of net investment income of $0 and $137,586, respectively)	$ 687,447,731	$ 590,391,571

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.87	$ 16.16	$ 12.35	$ 8.53	$ 15.05
Income from Investment Operations
Net investment income (loss) C	.20	.07	- G	.07	.09
Net realized and unrealized gain (loss)	3.38	(.29)	3.85	3.84	(6.47)
Total from investment operations	3.58	(.22)	3.85	3.91	(6.38)
Distributions from net investment income	(.21)	(.07)	(.04)	(.09)	(.14)
Distributions from net realized gain	-	-	-	-	- G
Total distributions	(.21)	(.07)	(.04)	(.09)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.24	$ 15.87	$ 16.16	$ 12.35	$ 8.53
Total Return A, B	22.73%	(1.34)%	31.14%	45.79%	(42.40)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.15%	1.17%	1.17%	1.21%	1.12%
Expenses net of fee waivers, if any	1.15%	1.17%	1.17%	1.21%	1.12%
Expenses net of all reductions	1.12%	1.16%	1.17%	1.20%	1.12%
Net investment income (loss)	1.15%	.44%	.02%	.62%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,436	$ 19,578	$ 23,608	$ 10,640	$ 6,404
Portfolio turnover rate E	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.84	$ 16.14	$ 12.34	$ 8.53	$ 15.04
Income from Investment Operations
Net investment income (loss) C	.15	.03	(.03)	.04	.06
Net realized and unrealized gain (loss)	3.38	(.29)	3.83	3.84	(6.46)
Total from investment operations	3.53	(.26)	3.80	3.88	(6.40)
Distributions from net investment income	(.16)	(.04)	-	(.07)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.21	$ 15.84	$ 16.14	$ 12.34	$ 8.53
Total Return A, B	22.42%	(1.59)%	30.79%	45.44%	(42.57)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.42%	1.43%	1.43%	1.47%	1.38%
Expenses net of fee waivers, if any	1.42%	1.43%	1.43%	1.47%	1.38%
Expenses net of all reductions	1.38%	1.42%	1.43%	1.46%	1.38%
Net investment income (loss)	.89%	.18%	(.24)%	.36%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,358	$ 6,823	$ 6,993	$ 4,010	$ 2,413
Portfolio turnover rate E	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.71	$ 16.04	$ 12.32	$ 8.53	$ 14.99
Income from Investment Operations
Net investment income (loss) C	.07	(.05)	(.10)	(.01)	(.01)
Net realized and unrealized gain (loss)	3.34	(.28)	3.82	3.82	(6.40)
Total from investment operations	3.41	(.33)	3.72	3.81	(6.41)
Distributions from net investment income	(.09)	-	-	(.02)	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.03	$ 15.71	$ 16.04	$ 12.32	$ 8.53
Total Return A, B	21.79%	(2.06)%	30.19%	44.61%	(42.79)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.92%	1.93%	1.97%	1.87%
Expenses net of fee waivers, if any	1.91%	1.92%	1.93%	1.97%	1.87%
Expenses net of all reductions	1.87%	1.91%	1.92%	1.96%	1.87%
Net investment income (loss)	.40%	(.31)%	(.74)%	(.14)%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,533	$ 1,376	$ 1,793	$ 1,154	$ 763
Portfolio turnover rate E	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.65	$ 15.98	$ 12.27	$ 8.50	$ 14.98
Income from Investment Operations
Net investment income (loss) C	.07	(.05)	(.10)	(.01)	-
Net realized and unrealized gain (loss)	3.32	(.28)	3.81	3.80	(6.41)
Total from investment operations	3.39	(.33)	3.71	3.79	(6.41)
Distributions from net investment income	(.11)	-	-	(.02)	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.93	$ 15.65	$ 15.98	$ 12.27	$ 8.50
Total Return A, B	21.73%	(2.07)%	30.24%	44.56%	(42.79)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.92%	1.93%	1.96%	1.86%
Expenses net of fee waivers, if any	1.91%	1.92%	1.93%	1.96%	1.86%
Expenses net of all reductions	1.87%	1.91%	1.92%	1.95%	1.86%
Net investment income (loss)	.40%	(.31)%	(.73)%	(.13)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,820	$ 5,000	$ 5,309	$ 2,293	$ 1,232
Portfolio turnover rate E	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.97	$ 16.26	$ 12.41	$ 8.57	$ 15.09
Income from Investment Operations
Net investment income (loss) B	.25	.12	.04	.09	.13
Net realized and unrealized gain (loss)	3.41	(.30)	3.87	3.86	(6.49)
Total from investment operations	3.66	(.18)	3.91	3.95	(6.36)
Distributions from net investment income	(.26)	(.11)	(.06)	(.11)	(.16)
Distributions from net realized gain	-	-	-	-	- F
Total distributions	(.26)	(.11)	(.06)	(.11)	(.16)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 19.37	$ 15.97	$ 16.26	$ 12.41	$ 8.57
Total Return A	23.07%	(1.04)%	31.51%	46.06%	(42.19)%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.88%	.91%	.95%	.85%
Expenses net of fee waivers, if any	.85%	.88%	.91%	.95%	.84%
Expenses net of all reductions	.81%	.87%	.90%	.94%	.84%
Net investment income (loss)	1.46%	.73%	.28%	.88%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 638,425	$ 553,947	$ 666,277	$ 469,476	$ 358,380
Portfolio turnover rate D	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.91	$ 16.20	$ 12.36	$ 8.54	$ 15.06
Income from Investment Operations
Net investment income (loss) B	.24	.11	.04	.10	.12
Net realized and unrealized gain (loss)	3.40	(.29)	3.85	3.84	(6.48)
Total from investment operations	3.64	(.18)	3.89	3.94	(6.36)
Distributions from net investment income	(.26)	(.11)	(.05)	(.12)	(.16)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 19.29	$ 15.91	$ 16.20	$ 12.36	$ 8.54
Total Return A	23.05%	(1.07)%	31.51%	46.12%	(42.26)%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.91%	.92%	.96%	.87%
Expenses net of fee waivers, if any	.89%	.91%	.92%	.96%	.87%
Expenses net of all reductions	.85%	.90%	.92%	.95%	.87%
Net investment income (loss)	1.42%	.71%	.27%	.87%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,875	$ 3,667	$ 3,507	$ 3,162	$ 894
Portfolio turnover rate D	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 87,088,948
Gross unrealized depreciation	(6,753,986)
Net unrealized appreciation (depreciation) on securities and other investments	$ 80,334,962

Tax Cost	$ 610,003,640

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (3,151,270)
Net unrealized appreciation (depreciation)	$ 80,334,962

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (3,151,270)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2013	January 31, 2012
Ordinary Income	$ 8,438,509	$ 4,101,848

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,071,381,575 and $1,097,503,166, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 49,153	$ 1,148
Class T	.25%	.25%	36,050	146
Class B	.75%	.25%	13,545	10,207
Class C	.75%	.25%	56,211	13,628
			$ 154,959	$ 25,129

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,414
Class T	3,121
Class B*	1,798
Class C*	1,051
$ 23,384

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 59,075.30
Class T	22,494.31
Class B	4,095.30
Class C	17,008.30
Mid Cap Value	1,349,008.24
Institutional Class	12,970.28
	$ 1,464,650

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,609 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,566 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $113,680. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $122,164, including $9,612 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $191,057 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $57.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2013	2012
From net investment income
Class A	$ 253,117	$ 84,201
Class T	66,091	17,628
Class B	7,351	-
Class C	38,428	-
Mid Cap Value	7,992,338	3,978,985
Institutional Class	81,184	21,034
Total	$ 8,438,509	$ 4,101,848

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Class A
Shares sold	457,731	471,749	$ 7,879,366	$ 7,485,577
Reinvestment of distributions	13,590	5,251	235,643	78,338
Shares redeemed	(434,657)	(704,307)	(7,246,773)	(11,261,227)
Net increase (decrease)	36,664	(227,307)	$ 868,236	$ (3,697,312)
Class T
Shares sold	155,888	161,524	$ 2,678,394	$ 2,605,707
Reinvestment of distributions	3,790	1,166	65,644	17,360
Shares redeemed	(155,220)	(165,147)	(2,624,883)	(2,621,038)
Net increase (decrease)	4,458	(2,457)	$ 119,155	$ 2,029
Class B
Shares sold	10,295	9,800	$ 177,345	$ 158,077
Reinvestment of distributions	397	-	6,824	-
Shares redeemed	(17,720)	(33,963)	(295,503)	(529,991)
Net increase (decrease)	(7,028)	(24,163)	$ (111,334)	$ (371,914)
Class C
Shares sold	137,133	124,340	$ 2,295,740	$ 1,963,624
Reinvestment of distributions	2,090	-	35,705	-
Shares redeemed	(98,602)	(137,041)	(1,645,075)	(2,028,206)
Net increase (decrease)	40,621	(12,701)	$ 686,370	$ (64,582)
Mid Cap Value
Shares sold	6,300,912	7,442,595	$ 110,558,662	$ 120,167,268
Reinvestment of distributions	443,673	256,561	7,742,097	3,848,420
Shares redeemed	(8,477,007)	(13,984,343)	(144,053,750)	(217,785,024)
Net increase (decrease)	(1,732,422)	(6,285,187)	$ (25,752,991)	$ (93,769,336)
Institutional Class
Shares sold	281,696	158,721	$ 4,930,560	$ 2,526,829
Reinvestment of distributions	4,459	1,314	77,497	19,637
Shares redeemed	(108,318)	(146,013)	(1,862,178)	(2,215,747)
Net increase (decrease)	177,837	14,022	$ 3,145,879	$ 330,719

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (49)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Mid Cap Value designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Mid Cap Value designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MCV-UANN-0313
1.900179.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Mid Cap Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2013

(Fidelity Cover Art)

Class A, Class T, Class B, and
Class C are classes of Fidelity®
Mid Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	15.67%	4.68%	9.99%
Class T (incl. 3.50% sales charge) B	18.14%	4.90%	10.08%
Class B (incl. contingent deferred sales charge) C	16.79%	4.81%	10.16%
Class C (incl. contingent deferred sales charge) D	20.73%	5.13%	10.14%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Value Fund - Class A on January 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Improvement in the U.S. economy helped lift equity benchmarks to double-digit gains for the year ending January 31, 2013, overcoming moments of volatility driven by sovereign debt woes in Europe, slower economic growth in China and gridlock in Congress. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and solid corporate earnings reports. The broad-based S&P 500® Index rose 16.78% for the year, crossing the milestone 1,500 mark near period end. The technology-heavy Nasdaq Composite Index® added 13.13%, and the blue-chip-laden Dow Jones Industrial AverageSM gained 12.75%. Early in the period, stocks rose on positive U.S. economic news and proposed bailouts in Europe. Although fear resurfaced in April and May, equities rebounded in June on central bank stimulus and new life in the housing market. In September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election sell-off. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with eight of the 10 sectors in the S&P 500® posting double-digit returns. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.41%.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor® Mid Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 22.73%, 22.42%, 21.79% and 21.73%, respectively (excluding sales charges), outpacing the 21.34% gain of the Russell Midcap® Value Index. Strong security selection in financials, energy, consumer discretionary, materials and health care fueled the fund's solid relative return. On the downside, adverse stock picking and industry positioning in information technology, industrials and, to a lesser extent, telecommunication services hampered results. The top individual contributors included hospital operator Community Health Systems, oil refiners Valero Energy and Marathon Petroleum, appliance manufacturer Whirlpool, credit card issuer Discover Financial Services and utility Sempra Energy. The primary individual detractors were semiconductor makers Marvell Technology Group and Advanced Micro Devices - the latter being an out-of-benchmark investment - Timken, a maker of specialty steel products, trucking and logistics provider Con-way and flash memory storage developer SanDisk. Most of the stocks mentioned were sold from the fund during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Class A	1.13%
Actual		$ 1,000.00	$ 1,185.50	$ 6.21
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.74
Class T	1.39%
Actual		$ 1,000.00	$ 1,184.60	$ 7.63
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.05
Class B	1.88%
Actual		$ 1,000.00	$ 1,181.80	$ 10.31
HypotheticalA		$ 1,000.00	$ 1,015.69	$ 9.53
Class C	1.89%
Actual		$ 1,000.00	$ 1,181.10	$ 10.36
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.58
Mid Cap Value	.81%
Actual		$ 1,000.00	$ 1,187.60	$ 4.45
HypotheticalA		$ 1,000.00	$ 1,021.06	$ 4.12
Institutional Class	.86%
Actual		$ 1,000.00	$ 1,188.00	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.81	$ 4.37

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Valero Energy Corp.	1.8	1.6
Marathon Petroleum Corp.	1.8	1.5
International Paper Co.	1.7	1.7
CIGNA Corp.	1.6	1.1
Edison International	1.6	0.0
Symantec Corp.	1.5	0.0
Fifth Third Bancorp	1.5	1.3
Ventas, Inc.	1.5	1.4
SunTrust Banks, Inc.	1.5	1.4
PPL Corp.	1.4	1.8
	15.9
Top Five Market Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.2	30.1
Industrials	11.3	10.2
Information Technology	10.0	10.1
Energy	9.7	9.5
Utilities	9.6	11.6
Asset Allocation (% of fund's net assets)
As of January 31, 2013*		As of July 31, 2012**
	Stocks 98.6%		Stocks 99.5%
	Short-Term Investments and Net Other Assets (Liabilities) 1.4%		Short-Term Investments and Net Other Assets (Liabilities) 0.5%
* Foreign investments	3.7%	** Foreign investments	5.2%

Annual Report

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 9.2%
Diversified Consumer Services - 0.8%
DeVry, Inc.	223,100	$ 5,615,427
Household Durables - 2.5%
Jarden Corp.	126,200	7,425,608
Whirlpool Corp.	82,500	9,518,850
		16,944,458
Media - 1.1%
Gannett Co., Inc.	394,600	7,745,998
Multiline Retail - 1.3%
Macy's, Inc.	219,000	8,652,690
Specialty Retail - 3.5%
Best Buy Co., Inc.	199,600	3,245,496
Foot Locker, Inc.	230,600	7,921,110
GameStop Corp. Class A (d)	158,800	3,684,160
Staples, Inc.	691,000	9,314,680
		24,165,446
TOTAL CONSUMER DISCRETIONARY		63,124,019
CONSUMER STAPLES - 5.4%
Beverages - 1.0%
Molson Coors Brewing Co. Class B	146,100	6,600,798
Food Products - 2.8%
Campbell Soup Co. (d)	105,800	3,883,918
ConAgra Foods, Inc.	268,100	8,764,189
Tyson Foods, Inc. Class A	303,700	6,717,844
		19,365,951
Household Products - 0.9%
Energizer Holdings, Inc.	74,300	6,464,843
Tobacco - 0.7%
Lorillard, Inc.	128,600	5,024,402
TOTAL CONSUMER STAPLES		37,455,994
ENERGY - 9.7%
Energy Equipment & Services - 2.4%
Cameron International Corp. (a)	126,500	8,008,715
Helmerich & Payne, Inc.	128,100	8,241,954
		16,250,669
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 7.3%
Denbury Resources, Inc. (a)	473,300	$ 8,817,579
Hess Corp.	108,500	7,286,860
Marathon Petroleum Corp.	164,945	12,240,568
Murphy Oil Corp.	161,700	9,624,384
Valero Energy Corp.	282,900	12,371,218
		50,340,609
TOTAL ENERGY		66,591,278
FINANCIALS - 29.2%
Capital Markets - 2.8%
Apollo Global Management LLC Class A	241,462	5,377,359
KKR & Co. LP	403,700	6,814,456
The Blackstone Group LP	366,300	6,776,550
		18,968,365
Commercial Banks - 7.2%
Comerica, Inc.	197,600	6,789,536
Fifth Third Bancorp	639,600	10,419,084
FirstMerit Corp.	419,700	6,392,031
Huntington Bancshares, Inc.	1,171,600	8,154,336
KeyCorp	810,700	7,620,580
SunTrust Banks, Inc.	359,400	10,196,178
		49,571,745
Consumer Finance - 1.2%
SLM Corp.	481,700	8,135,913
Diversified Financial Services - 1.1%
The NASDAQ Stock Market, Inc.	271,300	7,683,216
Insurance - 6.1%
Allied World Assurance Co. Holdings Ltd.	46,000	3,902,180
Everest Re Group Ltd.	73,800	8,546,778
Hartford Financial Services Group, Inc.	400,400	9,929,920
Lincoln National Corp.	309,800	8,978,004
Reinsurance Group of America, Inc.	81,100	4,654,329
Validus Holdings Ltd.	162,300	5,909,343
		41,920,554
Real Estate Investment Trusts - 9.6%
American Campus Communities, Inc.	134,800	6,277,636
AvalonBay Communities, Inc.	69,500	9,020,405
Camden Property Trust (SBI)	101,300	7,029,207
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
DDR Corp.	273,300	$ 4,534,047
Extra Space Storage, Inc.	139,300	5,549,712
MFA Financial, Inc.	667,300	5,999,027
Ventas, Inc.	156,000	10,341,240
Vornado Realty Trust	111,000	9,375,060
Weyerhaeuser Co.	271,100	8,165,532
		66,291,866
Real Estate Management & Development - 1.2%
Jones Lang LaSalle, Inc.	86,400	7,960,896
TOTAL FINANCIALS		200,532,555
HEALTH CARE - 7.1%
Health Care Providers & Services - 4.5%
CIGNA Corp.	193,200	11,271,288
Community Health Systems, Inc.	173,000	6,631,090
McKesson Corp.	62,900	6,618,967
Omnicare, Inc.	159,800	6,224,210
		30,745,555
Pharmaceuticals - 2.6%
Actavis, Inc. (a)	59,800	5,166,122
Endo Pharmaceuticals Holdings, Inc. (a)	241,900	7,658,554
Mylan, Inc. (a)	186,600	5,275,182
		18,099,858
TOTAL HEALTH CARE		48,845,413
INDUSTRIALS - 11.3%
Aerospace & Defense - 1.7%
Alliant Techsystems, Inc.	109,600	7,093,312
Esterline Technologies Corp. (a)	73,400	4,873,026
		11,966,338
Airlines - 1.1%
Delta Air Lines, Inc. (a)	558,900	7,763,121
Commercial Services & Supplies - 1.2%
Avery Dennison Corp.	206,000	7,933,060
Construction & Engineering - 1.1%
URS Corp.	182,903	7,586,816
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.0%
General Cable Corp. (a)	213,500	$ 7,177,870
Machinery - 2.2%
Oshkosh Truck Corp. (a)	189,700	7,432,446
Terex Corp. (a)	239,600	7,758,248
		15,190,694
Professional Services - 1.2%
Equifax, Inc.	60,000	3,522,000
Towers Watson & Co.	73,000	4,458,840
		7,980,840
Trading Companies & Distributors - 1.8%
MRC Global, Inc.	168,000	5,162,640
WESCO International, Inc. (a)	94,627	6,901,147
		12,063,787
TOTAL INDUSTRIALS		77,662,526
INFORMATION TECHNOLOGY - 10.0%
Communications Equipment - 1.0%
Brocade Communications Systems, Inc. (a)	1,268,400	7,255,248
Computers & Peripherals - 1.2%
Western Digital Corp.	175,300	8,239,100
IT Services - 1.2%
Computer Sciences Corp.	193,100	8,071,580
Office Electronics - 1.4%
Xerox Corp.	1,184,900	9,491,049
Semiconductors & Semiconductor Equipment - 1.7%
Avago Technologies Ltd.	196,400	7,025,228
Skyworks Solutions, Inc. (a)	210,400	5,036,976
		12,062,204
Software - 3.5%
CA Technologies, Inc.	358,300	8,893,006
Symantec Corp. (a)	489,300	10,652,061
Synopsys, Inc. (a)	135,800	4,541,152
		24,086,219
TOTAL INFORMATION TECHNOLOGY		69,205,400
Common Stocks - continued
	Shares	Value
MATERIALS - 5.9%
Chemicals - 1.8%
Ashland, Inc.	62,900	$ 4,938,279
Eastman Chemical Co.	100,800	7,171,920
		12,110,199
Containers & Packaging - 0.9%
Ball Corp.	147,500	6,566,700
Metals & Mining - 1.5%
Commercial Metals Co.	337,100	5,612,715
Reliance Steel & Aluminum Co.	72,600	4,698,672
		10,311,387
Paper & Forest Products - 1.7%
International Paper Co.	281,700	11,668,014
TOTAL MATERIALS		40,656,300
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.8%
CenturyLink, Inc.	125,700	5,084,565
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	527,000	2,967,010
TOTAL TELECOMMUNICATION SERVICES		8,051,575
UTILITIES - 9.6%
Electric Utilities - 7.3%
Edison International	229,500	11,059,605
Hawaiian Electric Industries, Inc.	20,400	550,188
IDACORP, Inc.	148,800	6,905,808
NV Energy, Inc.	418,700	7,925,991
Pinnacle West Capital Corp.	125,300	6,688,514
PNM Resources, Inc.	323,000	6,899,280
PPL Corp.	328,000	9,935,120
		49,964,506
Gas Utilities - 0.9%
UGI Corp.	176,500	6,219,860
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.4%
DTE Energy Co.	153,700	$ 9,730,747
TOTAL UTILITIES		65,915,113
TOTAL COMMON STOCKS (Cost $596,508,563)		678,040,173
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.16% (b)	7,500,179	7,500,179
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	4,798,250	4,798,250
TOTAL MONEY MARKET FUNDS (Cost $12,298,429)		12,298,429
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $608,806,992)		690,338,602
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(2,890,871)
NET ASSETS - 100%		$ 687,447,731
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,734
Fidelity Securities Lending Cash Central Fund	122,164
Total	$ 127,898
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $4,665,358) - See accompanying schedule: Unaffiliated issuers (cost $596,508,563)	$ 678,040,173
Fidelity Central Funds (cost $12,298,429)	12,298,429
Total Investments (cost $608,806,992)		$ 690,338,602
Receivable for investments sold		12,067,676
Receivable for fund shares sold		2,544,074
Dividends receivable		397,654
Distributions receivable from Fidelity Central Funds		3,138
Prepaid expenses		1,171
Other receivables		88,145
Total assets		705,440,460

Liabilities
Payable for investments purchased	$ 11,795,723
Payable for fund shares redeemed	905,587
Accrued management fee	288,786
Distribution and service plan fees payable	14,791
Other affiliated payables	138,743
Other payables and accrued expenses	50,849
Collateral on securities loaned, at value	4,798,250
Total liabilities		17,992,729

Net Assets		$ 687,447,731
Net Assets consist of:
Paid in capital		$ 610,264,039
Accumulated undistributed net realized gain (loss) on investments		(4,347,918)
Net unrealized appreciation (depreciation) on investments		81,531,610
Net Assets		$ 687,447,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,436,123 ÷ 1,270,011 shares)	$ 19.24

Maximum offering price per share (100/94.25 of $19.24)	$ 20.41
Class T: Net Asset Value and redemption price per share ($8,358,357 ÷ 435,167 shares)	$ 19.21

Maximum offering price per share (100/96.50 of $19.21)	$ 19.91
Class B: Net Asset Value and offering price per share ($1,533,480 ÷ 80,601 shares)A	$ 19.03

Class C: Net Asset Value and offering price per share ($6,820,179 ÷ 360,217 shares)A	$ 18.93

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($638,424,992 ÷ 32,958,886 shares)	$ 19.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,874,600 ÷ 408,307 shares)	$ 19.29

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2013

Investment Income
Dividends		$ 13,395,784
Income from Fidelity Central Funds		127,898
Total income		13,523,682

Expenses
Management fee Basic fee	$ 3,314,165
Performance adjustment	(132,746)
Transfer agent fees	1,464,650
Distribution and service plan fees	154,959
Accounting and security lending fees	223,431
Custodian fees and expenses	28,240
Independent trustees' compensation	3,867
Registration fees	88,262
Audit	54,995
Legal	2,484
Miscellaneous	6,457
Total expenses before reductions	5,208,764
Expense reductions	(191,114)	5,017,650
Net investment income (loss)		8,506,032
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,043,389
Investment not meeting investment restrictions	1,279
Total net realized gain (loss)		58,044,668
Change in net unrealized appreciation (depreciation) on investment securities		59,980,492
Net gain (loss)		118,025,160
Net increase (decrease) in net assets resulting from operations		$ 126,531,192

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,506,032	$ 4,545,431
Net realized gain (loss)	58,044,668	70,353,241
Change in net unrealized appreciation (depreciation)	59,980,492	(90,350,275)
Net increase (decrease) in net assets resulting from operations	126,531,192	(15,451,603)
Distributions to shareholders from net investment income	(8,438,509)	(4,101,848)
Share transactions - net increase (decrease)	(21,044,685)	(97,570,396)
Redemption fees	8,162	28,676
Total increase (decrease) in net assets	97,056,160	(117,095,171)

Net Assets
Beginning of period	590,391,571	707,486,742
End of period (including distributions in excess of net investment income of $0 and $137,586, respectively)	$ 687,447,731	$ 590,391,571

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.87	$ 16.16	$ 12.35	$ 8.53	$ 15.05
Income from Investment Operations
Net investment income (loss) C	.20	.07	- G	.07	.09
Net realized and unrealized gain (loss)	3.38	(.29)	3.85	3.84	(6.47)
Total from investment operations	3.58	(.22)	3.85	3.91	(6.38)
Distributions from net investment income	(.21)	(.07)	(.04)	(.09)	(.14)
Distributions from net realized gain	-	-	-	-	- G
Total distributions	(.21)	(.07)	(.04)	(.09)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.24	$ 15.87	$ 16.16	$ 12.35	$ 8.53
Total Return A, B	22.73%	(1.34)%	31.14%	45.79%	(42.40)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.15%	1.17%	1.17%	1.21%	1.12%
Expenses net of fee waivers, if any	1.15%	1.17%	1.17%	1.21%	1.12%
Expenses net of all reductions	1.12%	1.16%	1.17%	1.20%	1.12%
Net investment income (loss)	1.15%	.44%	.02%	.62%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,436	$ 19,578	$ 23,608	$ 10,640	$ 6,404
Portfolio turnover rate E	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.84	$ 16.14	$ 12.34	$ 8.53	$ 15.04
Income from Investment Operations
Net investment income (loss) C	.15	.03	(.03)	.04	.06
Net realized and unrealized gain (loss)	3.38	(.29)	3.83	3.84	(6.46)
Total from investment operations	3.53	(.26)	3.80	3.88	(6.40)
Distributions from net investment income	(.16)	(.04)	-	(.07)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.21	$ 15.84	$ 16.14	$ 12.34	$ 8.53
Total Return A, B	22.42%	(1.59)%	30.79%	45.44%	(42.57)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.42%	1.43%	1.43%	1.47%	1.38%
Expenses net of fee waivers, if any	1.42%	1.43%	1.43%	1.47%	1.38%
Expenses net of all reductions	1.38%	1.42%	1.43%	1.46%	1.38%
Net investment income (loss)	.89%	.18%	(.24)%	.36%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,358	$ 6,823	$ 6,993	$ 4,010	$ 2,413
Portfolio turnover rate E	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.71	$ 16.04	$ 12.32	$ 8.53	$ 14.99
Income from Investment Operations
Net investment income (loss) C	.07	(.05)	(.10)	(.01)	(.01)
Net realized and unrealized gain (loss)	3.34	(.28)	3.82	3.82	(6.40)
Total from investment operations	3.41	(.33)	3.72	3.81	(6.41)
Distributions from net investment income	(.09)	-	-	(.02)	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.03	$ 15.71	$ 16.04	$ 12.32	$ 8.53
Total Return A, B	21.79%	(2.06)%	30.19%	44.61%	(42.79)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.92%	1.93%	1.97%	1.87%
Expenses net of fee waivers, if any	1.91%	1.92%	1.93%	1.97%	1.87%
Expenses net of all reductions	1.87%	1.91%	1.92%	1.96%	1.87%
Net investment income (loss)	.40%	(.31)%	(.74)%	(.14)%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,533	$ 1,376	$ 1,793	$ 1,154	$ 763
Portfolio turnover rate E	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.65	$ 15.98	$ 12.27	$ 8.50	$ 14.98
Income from Investment Operations
Net investment income (loss) C	.07	(.05)	(.10)	(.01)	-
Net realized and unrealized gain (loss)	3.32	(.28)	3.81	3.80	(6.41)
Total from investment operations	3.39	(.33)	3.71	3.79	(6.41)
Distributions from net investment income	(.11)	-	-	(.02)	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.93	$ 15.65	$ 15.98	$ 12.27	$ 8.50
Total Return A, B	21.73%	(2.07)%	30.24%	44.56%	(42.79)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.92%	1.93%	1.96%	1.86%
Expenses net of fee waivers, if any	1.91%	1.92%	1.93%	1.96%	1.86%
Expenses net of all reductions	1.87%	1.91%	1.92%	1.95%	1.86%
Net investment income (loss)	.40%	(.31)%	(.73)%	(.13)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,820	$ 5,000	$ 5,309	$ 2,293	$ 1,232
Portfolio turnover rate E	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.97	$ 16.26	$ 12.41	$ 8.57	$ 15.09
Income from Investment Operations
Net investment income (loss) B	.25	.12	.04	.09	.13
Net realized and unrealized gain (loss)	3.41	(.30)	3.87	3.86	(6.49)
Total from investment operations	3.66	(.18)	3.91	3.95	(6.36)
Distributions from net investment income	(.26)	(.11)	(.06)	(.11)	(.16)
Distributions from net realized gain	-	-	-	-	- F
Total distributions	(.26)	(.11)	(.06)	(.11)	(.16)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 19.37	$ 15.97	$ 16.26	$ 12.41	$ 8.57
Total Return A	23.07%	(1.04)%	31.51%	46.06%	(42.19)%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.88%	.91%	.95%	.85%
Expenses net of fee waivers, if any	.85%	.88%	.91%	.95%	.84%
Expenses net of all reductions	.81%	.87%	.90%	.94%	.84%
Net investment income (loss)	1.46%	.73%	.28%	.88%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 638,425	$ 553,947	$ 666,277	$ 469,476	$ 358,380
Portfolio turnover rate D	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.91	$ 16.20	$ 12.36	$ 8.54	$ 15.06
Income from Investment Operations
Net investment income (loss) B	.24	.11	.04	.10	.12
Net realized and unrealized gain (loss)	3.40	(.29)	3.85	3.84	(6.48)
Total from investment operations	3.64	(.18)	3.89	3.94	(6.36)
Distributions from net investment income	(.26)	(.11)	(.05)	(.12)	(.16)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 19.29	$ 15.91	$ 16.20	$ 12.36	$ 8.54
Total Return A	23.05%	(1.07)%	31.51%	46.12%	(42.26)%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.91%	.92%	.96%	.87%
Expenses net of fee waivers, if any	.89%	.91%	.92%	.96%	.87%
Expenses net of all reductions	.85%	.90%	.92%	.95%	.87%
Net investment income (loss)	1.42%	.71%	.27%	.87%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,875	$ 3,667	$ 3,507	$ 3,162	$ 894
Portfolio turnover rate D	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 87,088,948
Gross unrealized depreciation	(6,753,986)
Net unrealized appreciation (depreciation) on securities and other investments	$ 80,334,962

Tax Cost	$ 610,003,640

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (3,151,270)
Net unrealized appreciation (depreciation)	$ 80,334,962

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (3,151,270)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2013	January 31, 2012
Ordinary Income	$ 8,438,509	$ 4,101,848

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,071,381,575 and $1,097,503,166, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 49,153	$ 1,148
Class T	.25%	.25%	36,050	146
Class B	.75%	.25%	13,545	10,207
Class C	.75%	.25%	56,211	13,628
			$ 154,959	$ 25,129

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,414
Class T	3,121
Class B*	1,798
Class C*	1,051
$ 23,384

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 59,075.30
Class T	22,494.31
Class B	4,095.30
Class C	17,008.30
Mid Cap Value	1,349,008.24
Institutional Class	12,970.28
	$ 1,464,650

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,609 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,566 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $113,680. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $122,164, including $9,612 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $191,057 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $57.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2013	2012
From net investment income
Class A	$ 253,117	$ 84,201
Class T	66,091	17,628
Class B	7,351	-
Class C	38,428	-
Mid Cap Value	7,992,338	3,978,985
Institutional Class	81,184	21,034
Total	$ 8,438,509	$ 4,101,848

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Class A
Shares sold	457,731	471,749	$ 7,879,366	$ 7,485,577
Reinvestment of distributions	13,590	5,251	235,643	78,338
Shares redeemed	(434,657)	(704,307)	(7,246,773)	(11,261,227)
Net increase (decrease)	36,664	(227,307)	$ 868,236	$ (3,697,312)
Class T
Shares sold	155,888	161,524	$ 2,678,394	$ 2,605,707
Reinvestment of distributions	3,790	1,166	65,644	17,360
Shares redeemed	(155,220)	(165,147)	(2,624,883)	(2,621,038)
Net increase (decrease)	4,458	(2,457)	$ 119,155	$ 2,029
Class B
Shares sold	10,295	9,800	$ 177,345	$ 158,077
Reinvestment of distributions	397	-	6,824	-
Shares redeemed	(17,720)	(33,963)	(295,503)	(529,991)
Net increase (decrease)	(7,028)	(24,163)	$ (111,334)	$ (371,914)
Class C
Shares sold	137,133	124,340	$ 2,295,740	$ 1,963,624
Reinvestment of distributions	2,090	-	35,705	-
Shares redeemed	(98,602)	(137,041)	(1,645,075)	(2,028,206)
Net increase (decrease)	40,621	(12,701)	$ 686,370	$ (64,582)
Mid Cap Value
Shares sold	6,300,912	7,442,595	$ 110,558,662	$ 120,167,268
Reinvestment of distributions	443,673	256,561	7,742,097	3,848,420
Shares redeemed	(8,477,007)	(13,984,343)	(144,053,750)	(217,785,024)
Net increase (decrease)	(1,732,422)	(6,285,187)	$ (25,752,991)	$ (93,769,336)
Institutional Class
Shares sold	281,696	158,721	$ 4,930,560	$ 2,526,829
Reinvestment of distributions	4,459	1,314	77,497	19,637
Shares redeemed	(108,318)	(146,013)	(1,862,178)	(2,215,747)
Net increase (decrease)	177,837	14,022	$ 3,145,879	$ 330,719

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (49)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

AMCV-UANN-0313
1.838439.104

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Mid Cap Value

Fund - Institutional Class

Annual Report

January 31, 2013

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Mid Cap Value Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	23.05%	6.20%	10.81%

A The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Value Fund - Institutional Class on January 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Improvement in the U.S. economy helped lift equity benchmarks to double-digit gains for the year ending January 31, 2013, overcoming moments of volatility driven by sovereign debt woes in Europe, slower economic growth in China and gridlock in Congress. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and solid corporate earnings reports. The broad-based S&P 500® Index rose 16.78% for the year, crossing the milestone 1,500 mark near period end. The technology-heavy Nasdaq Composite Index® added 13.13%, and the blue-chip-laden Dow Jones Industrial AverageSM gained 12.75%. Early in the period, stocks rose on positive U.S. economic news and proposed bailouts in Europe. Although fear resurfaced in April and May, equities rebounded in June on central bank stimulus and new life in the housing market. In September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election sell-off. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with eight of the 10 sectors in the S&P 500® posting double-digit returns. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.41%.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor® Mid Cap Value Fund: For the year, the fund's Institutional Class shares returned 23.05%, outpacing the 21.34% gain of the Russell Midcap® Value Index. Strong security selection in financials, energy, consumer discretionary, materials and health care fueled the fund's solid relative return. On the downside, adverse stock picking and industry positioning in information technology, industrials and, to a lesser extent, telecommunication services hampered results. The top individual contributors included hospital operator Community Health Systems, oil refiners Valero Energy and Marathon Petroleum, appliance manufacturer Whirlpool, credit card issuer Discover Financial Services and utility Sempra Energy. The primary individual detractors were semiconductor makers Marvell Technology Group and Advanced Micro Devices - the latter being an out-of-benchmark investment - Timken, a maker of specialty steel products, trucking and logistics provider Con-way and flash memory storage developer SanDisk. Most of the stocks mentioned were sold from the fund during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Class A	1.13%
Actual		$ 1,000.00	$ 1,185.50	$ 6.21
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.74
Class T	1.39%
Actual		$ 1,000.00	$ 1,184.60	$ 7.63
HypotheticalA		$ 1,000.00	$ 1,018.15	$ 7.05
Class B	1.88%
Actual		$ 1,000.00	$ 1,181.80	$ 10.31
HypotheticalA		$ 1,000.00	$ 1,015.69	$ 9.53
Class C	1.89%
Actual		$ 1,000.00	$ 1,181.10	$ 10.36
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.58
Mid Cap Value	.81%
Actual		$ 1,000.00	$ 1,187.60	$ 4.45
HypotheticalA		$ 1,000.00	$ 1,021.06	$ 4.12
Institutional Class	.86%
Actual		$ 1,000.00	$ 1,188.00	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.81	$ 4.37

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Valero Energy Corp.	1.8	1.6
Marathon Petroleum Corp.	1.8	1.5
International Paper Co.	1.7	1.7
CIGNA Corp.	1.6	1.1
Edison International	1.6	0.0
Symantec Corp.	1.5	0.0
Fifth Third Bancorp	1.5	1.3
Ventas, Inc.	1.5	1.4
SunTrust Banks, Inc.	1.5	1.4
PPL Corp.	1.4	1.8
	15.9
Top Five Market Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.2	30.1
Industrials	11.3	10.2
Information Technology	10.0	10.1
Energy	9.7	9.5
Utilities	9.6	11.6
Asset Allocation (% of fund's net assets)
As of January 31, 2013*		As of July 31, 2012**
	Stocks 98.6%		Stocks 99.5%
	Short-Term Investments and Net Other Assets (Liabilities) 1.4%		Short-Term Investments and Net Other Assets (Liabilities) 0.5%
* Foreign investments	3.7%	** Foreign investments	5.2%

Annual Report

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 9.2%
Diversified Consumer Services - 0.8%
DeVry, Inc.	223,100	$ 5,615,427
Household Durables - 2.5%
Jarden Corp.	126,200	7,425,608
Whirlpool Corp.	82,500	9,518,850
		16,944,458
Media - 1.1%
Gannett Co., Inc.	394,600	7,745,998
Multiline Retail - 1.3%
Macy's, Inc.	219,000	8,652,690
Specialty Retail - 3.5%
Best Buy Co., Inc.	199,600	3,245,496
Foot Locker, Inc.	230,600	7,921,110
GameStop Corp. Class A (d)	158,800	3,684,160
Staples, Inc.	691,000	9,314,680
		24,165,446
TOTAL CONSUMER DISCRETIONARY		63,124,019
CONSUMER STAPLES - 5.4%
Beverages - 1.0%
Molson Coors Brewing Co. Class B	146,100	6,600,798
Food Products - 2.8%
Campbell Soup Co. (d)	105,800	3,883,918
ConAgra Foods, Inc.	268,100	8,764,189
Tyson Foods, Inc. Class A	303,700	6,717,844
		19,365,951
Household Products - 0.9%
Energizer Holdings, Inc.	74,300	6,464,843
Tobacco - 0.7%
Lorillard, Inc.	128,600	5,024,402
TOTAL CONSUMER STAPLES		37,455,994
ENERGY - 9.7%
Energy Equipment & Services - 2.4%
Cameron International Corp. (a)	126,500	8,008,715
Helmerich & Payne, Inc.	128,100	8,241,954
		16,250,669
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 7.3%
Denbury Resources, Inc. (a)	473,300	$ 8,817,579
Hess Corp.	108,500	7,286,860
Marathon Petroleum Corp.	164,945	12,240,568
Murphy Oil Corp.	161,700	9,624,384
Valero Energy Corp.	282,900	12,371,218
		50,340,609
TOTAL ENERGY		66,591,278
FINANCIALS - 29.2%
Capital Markets - 2.8%
Apollo Global Management LLC Class A	241,462	5,377,359
KKR & Co. LP	403,700	6,814,456
The Blackstone Group LP	366,300	6,776,550
		18,968,365
Commercial Banks - 7.2%
Comerica, Inc.	197,600	6,789,536
Fifth Third Bancorp	639,600	10,419,084
FirstMerit Corp.	419,700	6,392,031
Huntington Bancshares, Inc.	1,171,600	8,154,336
KeyCorp	810,700	7,620,580
SunTrust Banks, Inc.	359,400	10,196,178
		49,571,745
Consumer Finance - 1.2%
SLM Corp.	481,700	8,135,913
Diversified Financial Services - 1.1%
The NASDAQ Stock Market, Inc.	271,300	7,683,216
Insurance - 6.1%
Allied World Assurance Co. Holdings Ltd.	46,000	3,902,180
Everest Re Group Ltd.	73,800	8,546,778
Hartford Financial Services Group, Inc.	400,400	9,929,920
Lincoln National Corp.	309,800	8,978,004
Reinsurance Group of America, Inc.	81,100	4,654,329
Validus Holdings Ltd.	162,300	5,909,343
		41,920,554
Real Estate Investment Trusts - 9.6%
American Campus Communities, Inc.	134,800	6,277,636
AvalonBay Communities, Inc.	69,500	9,020,405
Camden Property Trust (SBI)	101,300	7,029,207
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
DDR Corp.	273,300	$ 4,534,047
Extra Space Storage, Inc.	139,300	5,549,712
MFA Financial, Inc.	667,300	5,999,027
Ventas, Inc.	156,000	10,341,240
Vornado Realty Trust	111,000	9,375,060
Weyerhaeuser Co.	271,100	8,165,532
		66,291,866
Real Estate Management & Development - 1.2%
Jones Lang LaSalle, Inc.	86,400	7,960,896
TOTAL FINANCIALS		200,532,555
HEALTH CARE - 7.1%
Health Care Providers & Services - 4.5%
CIGNA Corp.	193,200	11,271,288
Community Health Systems, Inc.	173,000	6,631,090
McKesson Corp.	62,900	6,618,967
Omnicare, Inc.	159,800	6,224,210
		30,745,555
Pharmaceuticals - 2.6%
Actavis, Inc. (a)	59,800	5,166,122
Endo Pharmaceuticals Holdings, Inc. (a)	241,900	7,658,554
Mylan, Inc. (a)	186,600	5,275,182
		18,099,858
TOTAL HEALTH CARE		48,845,413
INDUSTRIALS - 11.3%
Aerospace & Defense - 1.7%
Alliant Techsystems, Inc.	109,600	7,093,312
Esterline Technologies Corp. (a)	73,400	4,873,026
		11,966,338
Airlines - 1.1%
Delta Air Lines, Inc. (a)	558,900	7,763,121
Commercial Services & Supplies - 1.2%
Avery Dennison Corp.	206,000	7,933,060
Construction & Engineering - 1.1%
URS Corp.	182,903	7,586,816
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 1.0%
General Cable Corp. (a)	213,500	$ 7,177,870
Machinery - 2.2%
Oshkosh Truck Corp. (a)	189,700	7,432,446
Terex Corp. (a)	239,600	7,758,248
		15,190,694
Professional Services - 1.2%
Equifax, Inc.	60,000	3,522,000
Towers Watson & Co.	73,000	4,458,840
		7,980,840
Trading Companies & Distributors - 1.8%
MRC Global, Inc.	168,000	5,162,640
WESCO International, Inc. (a)	94,627	6,901,147
		12,063,787
TOTAL INDUSTRIALS		77,662,526
INFORMATION TECHNOLOGY - 10.0%
Communications Equipment - 1.0%
Brocade Communications Systems, Inc. (a)	1,268,400	7,255,248
Computers & Peripherals - 1.2%
Western Digital Corp.	175,300	8,239,100
IT Services - 1.2%
Computer Sciences Corp.	193,100	8,071,580
Office Electronics - 1.4%
Xerox Corp.	1,184,900	9,491,049
Semiconductors & Semiconductor Equipment - 1.7%
Avago Technologies Ltd.	196,400	7,025,228
Skyworks Solutions, Inc. (a)	210,400	5,036,976
		12,062,204
Software - 3.5%
CA Technologies, Inc.	358,300	8,893,006
Symantec Corp. (a)	489,300	10,652,061
Synopsys, Inc. (a)	135,800	4,541,152
		24,086,219
TOTAL INFORMATION TECHNOLOGY		69,205,400
Common Stocks - continued
	Shares	Value
MATERIALS - 5.9%
Chemicals - 1.8%
Ashland, Inc.	62,900	$ 4,938,279
Eastman Chemical Co.	100,800	7,171,920
		12,110,199
Containers & Packaging - 0.9%
Ball Corp.	147,500	6,566,700
Metals & Mining - 1.5%
Commercial Metals Co.	337,100	5,612,715
Reliance Steel & Aluminum Co.	72,600	4,698,672
		10,311,387
Paper & Forest Products - 1.7%
International Paper Co.	281,700	11,668,014
TOTAL MATERIALS		40,656,300
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.8%
CenturyLink, Inc.	125,700	5,084,565
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	527,000	2,967,010
TOTAL TELECOMMUNICATION SERVICES		8,051,575
UTILITIES - 9.6%
Electric Utilities - 7.3%
Edison International	229,500	11,059,605
Hawaiian Electric Industries, Inc.	20,400	550,188
IDACORP, Inc.	148,800	6,905,808
NV Energy, Inc.	418,700	7,925,991
Pinnacle West Capital Corp.	125,300	6,688,514
PNM Resources, Inc.	323,000	6,899,280
PPL Corp.	328,000	9,935,120
		49,964,506
Gas Utilities - 0.9%
UGI Corp.	176,500	6,219,860
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.4%
DTE Energy Co.	153,700	$ 9,730,747
TOTAL UTILITIES		65,915,113
TOTAL COMMON STOCKS (Cost $596,508,563)		678,040,173
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.16% (b)	7,500,179	7,500,179
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	4,798,250	4,798,250
TOTAL MONEY MARKET FUNDS (Cost $12,298,429)		12,298,429
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $608,806,992)		690,338,602
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(2,890,871)
NET ASSETS - 100%		$ 687,447,731
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,734
Fidelity Securities Lending Cash Central Fund	122,164
Total	$ 127,898
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $4,665,358) - See accompanying schedule: Unaffiliated issuers (cost $596,508,563)	$ 678,040,173
Fidelity Central Funds (cost $12,298,429)	12,298,429
Total Investments (cost $608,806,992)		$ 690,338,602
Receivable for investments sold		12,067,676
Receivable for fund shares sold		2,544,074
Dividends receivable		397,654
Distributions receivable from Fidelity Central Funds		3,138
Prepaid expenses		1,171
Other receivables		88,145
Total assets		705,440,460

Liabilities
Payable for investments purchased	$ 11,795,723
Payable for fund shares redeemed	905,587
Accrued management fee	288,786
Distribution and service plan fees payable	14,791
Other affiliated payables	138,743
Other payables and accrued expenses	50,849
Collateral on securities loaned, at value	4,798,250
Total liabilities		17,992,729

Net Assets		$ 687,447,731
Net Assets consist of:
Paid in capital		$ 610,264,039
Accumulated undistributed net realized gain (loss) on investments		(4,347,918)
Net unrealized appreciation (depreciation) on investments		81,531,610
Net Assets		$ 687,447,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($24,436,123 ÷ 1,270,011 shares)	$ 19.24

Maximum offering price per share (100/94.25 of $19.24)	$ 20.41
Class T: Net Asset Value and redemption price per share ($8,358,357 ÷ 435,167 shares)	$ 19.21

Maximum offering price per share (100/96.50 of $19.21)	$ 19.91
Class B: Net Asset Value and offering price per share ($1,533,480 ÷ 80,601 shares)A	$ 19.03

Class C: Net Asset Value and offering price per share ($6,820,179 ÷ 360,217 shares)A	$ 18.93

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($638,424,992 ÷ 32,958,886 shares)	$ 19.37

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,874,600 ÷ 408,307 shares)	$ 19.29

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2013

Investment Income
Dividends		$ 13,395,784
Income from Fidelity Central Funds		127,898
Total income		13,523,682

Expenses
Management fee Basic fee	$ 3,314,165
Performance adjustment	(132,746)
Transfer agent fees	1,464,650
Distribution and service plan fees	154,959
Accounting and security lending fees	223,431
Custodian fees and expenses	28,240
Independent trustees' compensation	3,867
Registration fees	88,262
Audit	54,995
Legal	2,484
Miscellaneous	6,457
Total expenses before reductions	5,208,764
Expense reductions	(191,114)	5,017,650
Net investment income (loss)		8,506,032
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,043,389
Investment not meeting investment restrictions	1,279
Total net realized gain (loss)		58,044,668
Change in net unrealized appreciation (depreciation) on investment securities		59,980,492
Net gain (loss)		118,025,160
Net increase (decrease) in net assets resulting from operations		$ 126,531,192

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,506,032	$ 4,545,431
Net realized gain (loss)	58,044,668	70,353,241
Change in net unrealized appreciation (depreciation)	59,980,492	(90,350,275)
Net increase (decrease) in net assets resulting from operations	126,531,192	(15,451,603)
Distributions to shareholders from net investment income	(8,438,509)	(4,101,848)
Share transactions - net increase (decrease)	(21,044,685)	(97,570,396)
Redemption fees	8,162	28,676
Total increase (decrease) in net assets	97,056,160	(117,095,171)

Net Assets
Beginning of period	590,391,571	707,486,742
End of period (including distributions in excess of net investment income of $0 and $137,586, respectively)	$ 687,447,731	$ 590,391,571

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.87	$ 16.16	$ 12.35	$ 8.53	$ 15.05
Income from Investment Operations
Net investment income (loss) C	.20	.07	- G	.07	.09
Net realized and unrealized gain (loss)	3.38	(.29)	3.85	3.84	(6.47)
Total from investment operations	3.58	(.22)	3.85	3.91	(6.38)
Distributions from net investment income	(.21)	(.07)	(.04)	(.09)	(.14)
Distributions from net realized gain	-	-	-	-	- G
Total distributions	(.21)	(.07)	(.04)	(.09)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.24	$ 15.87	$ 16.16	$ 12.35	$ 8.53
Total Return A, B	22.73%	(1.34)%	31.14%	45.79%	(42.40)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.15%	1.17%	1.17%	1.21%	1.12%
Expenses net of fee waivers, if any	1.15%	1.17%	1.17%	1.21%	1.12%
Expenses net of all reductions	1.12%	1.16%	1.17%	1.20%	1.12%
Net investment income (loss)	1.15%	.44%	.02%	.62%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,436	$ 19,578	$ 23,608	$ 10,640	$ 6,404
Portfolio turnover rate E	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.84	$ 16.14	$ 12.34	$ 8.53	$ 15.04
Income from Investment Operations
Net investment income (loss) C	.15	.03	(.03)	.04	.06
Net realized and unrealized gain (loss)	3.38	(.29)	3.83	3.84	(6.46)
Total from investment operations	3.53	(.26)	3.80	3.88	(6.40)
Distributions from net investment income	(.16)	(.04)	-	(.07)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.21	$ 15.84	$ 16.14	$ 12.34	$ 8.53
Total Return A, B	22.42%	(1.59)%	30.79%	45.44%	(42.57)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.42%	1.43%	1.43%	1.47%	1.38%
Expenses net of fee waivers, if any	1.42%	1.43%	1.43%	1.47%	1.38%
Expenses net of all reductions	1.38%	1.42%	1.43%	1.46%	1.38%
Net investment income (loss)	.89%	.18%	(.24)%	.36%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,358	$ 6,823	$ 6,993	$ 4,010	$ 2,413
Portfolio turnover rate E	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.71	$ 16.04	$ 12.32	$ 8.53	$ 14.99
Income from Investment Operations
Net investment income (loss) C	.07	(.05)	(.10)	(.01)	(.01)
Net realized and unrealized gain (loss)	3.34	(.28)	3.82	3.82	(6.40)
Total from investment operations	3.41	(.33)	3.72	3.81	(6.41)
Distributions from net investment income	(.09)	-	-	(.02)	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.03	$ 15.71	$ 16.04	$ 12.32	$ 8.53
Total Return A, B	21.79%	(2.06)%	30.19%	44.61%	(42.79)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.92%	1.93%	1.97%	1.87%
Expenses net of fee waivers, if any	1.91%	1.92%	1.93%	1.97%	1.87%
Expenses net of all reductions	1.87%	1.91%	1.92%	1.96%	1.87%
Net investment income (loss)	.40%	(.31)%	(.74)%	(.14)%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,533	$ 1,376	$ 1,793	$ 1,154	$ 763
Portfolio turnover rate E	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.65	$ 15.98	$ 12.27	$ 8.50	$ 14.98
Income from Investment Operations
Net investment income (loss) C	.07	(.05)	(.10)	(.01)	-
Net realized and unrealized gain (loss)	3.32	(.28)	3.81	3.80	(6.41)
Total from investment operations	3.39	(.33)	3.71	3.79	(6.41)
Distributions from net investment income	(.11)	-	-	(.02)	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 18.93	$ 15.65	$ 15.98	$ 12.27	$ 8.50
Total Return A, B	21.73%	(2.07)%	30.24%	44.56%	(42.79)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.91%	1.92%	1.93%	1.96%	1.86%
Expenses net of fee waivers, if any	1.91%	1.92%	1.93%	1.96%	1.86%
Expenses net of all reductions	1.87%	1.91%	1.92%	1.95%	1.86%
Net investment income (loss)	.40%	(.31)%	(.73)%	(.13)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,820	$ 5,000	$ 5,309	$ 2,293	$ 1,232
Portfolio turnover rate E	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.97	$ 16.26	$ 12.41	$ 8.57	$ 15.09
Income from Investment Operations
Net investment income (loss) B	.25	.12	.04	.09	.13
Net realized and unrealized gain (loss)	3.41	(.30)	3.87	3.86	(6.49)
Total from investment operations	3.66	(.18)	3.91	3.95	(6.36)
Distributions from net investment income	(.26)	(.11)	(.06)	(.11)	(.16)
Distributions from net realized gain	-	-	-	-	- F
Total distributions	(.26)	(.11)	(.06)	(.11)	(.16)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 19.37	$ 15.97	$ 16.26	$ 12.41	$ 8.57
Total Return A	23.07%	(1.04)%	31.51%	46.06%	(42.19)%
Ratios to Average Net Assets C, E
Expenses before reductions	.85%	.88%	.91%	.95%	.85%
Expenses net of fee waivers, if any	.85%	.88%	.91%	.95%	.84%
Expenses net of all reductions	.81%	.87%	.90%	.94%	.84%
Net investment income (loss)	1.46%	.73%	.28%	.88%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 638,425	$ 553,947	$ 666,277	$ 469,476	$ 358,380
Portfolio turnover rate D	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.91	$ 16.20	$ 12.36	$ 8.54	$ 15.06
Income from Investment Operations
Net investment income (loss) B	.24	.11	.04	.10	.12
Net realized and unrealized gain (loss)	3.40	(.29)	3.85	3.84	(6.48)
Total from investment operations	3.64	(.18)	3.89	3.94	(6.36)
Distributions from net investment income	(.26)	(.11)	(.05)	(.12)	(.16)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 19.29	$ 15.91	$ 16.20	$ 12.36	$ 8.54
Total Return A	23.05%	(1.07)%	31.51%	46.12%	(42.26)%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.91%	.92%	.96%	.87%
Expenses net of fee waivers, if any	.89%	.91%	.92%	.96%	.87%
Expenses net of all reductions	.85%	.90%	.92%	.95%	.87%
Net investment income (loss)	1.42%	.71%	.27%	.87%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,875	$ 3,667	$ 3,507	$ 3,162	$ 894
Portfolio turnover rate D	180%	173%	133%	202%	268%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 87,088,948
Gross unrealized depreciation	(6,753,986)
Net unrealized appreciation (depreciation) on securities and other investments	$ 80,334,962

Tax Cost	$ 610,003,640

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (3,151,270)
Net unrealized appreciation (depreciation)	$ 80,334,962

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (3,151,270)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2013	January 31, 2012
Ordinary Income	$ 8,438,509	$ 4,101,848

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,071,381,575 and $1,097,503,166, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 49,153	$ 1,148
Class T	.25%	.25%	36,050	146
Class B	.75%	.25%	13,545	10,207
Class C	.75%	.25%	56,211	13,628
			$ 154,959	$ 25,129

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 17,414
Class T	3,121
Class B*	1,798
Class C*	1,051
$ 23,384

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 59,075.30
Class T	22,494.31
Class B	4,095.30
Class C	17,008.30
Mid Cap Value	1,349,008.24
Institutional Class	12,970.28
	$ 1,464,650

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,609 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,566 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $113,680. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $122,164, including $9,612 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $191,057 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $57.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2013	2012
From net investment income
Class A	$ 253,117	$ 84,201
Class T	66,091	17,628
Class B	7,351	-
Class C	38,428	-
Mid Cap Value	7,992,338	3,978,985
Institutional Class	81,184	21,034
Total	$ 8,438,509	$ 4,101,848

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Class A
Shares sold	457,731	471,749	$ 7,879,366	$ 7,485,577
Reinvestment of distributions	13,590	5,251	235,643	78,338
Shares redeemed	(434,657)	(704,307)	(7,246,773)	(11,261,227)
Net increase (decrease)	36,664	(227,307)	$ 868,236	$ (3,697,312)
Class T
Shares sold	155,888	161,524	$ 2,678,394	$ 2,605,707
Reinvestment of distributions	3,790	1,166	65,644	17,360
Shares redeemed	(155,220)	(165,147)	(2,624,883)	(2,621,038)
Net increase (decrease)	4,458	(2,457)	$ 119,155	$ 2,029
Class B
Shares sold	10,295	9,800	$ 177,345	$ 158,077
Reinvestment of distributions	397	-	6,824	-
Shares redeemed	(17,720)	(33,963)	(295,503)	(529,991)
Net increase (decrease)	(7,028)	(24,163)	$ (111,334)	$ (371,914)
Class C
Shares sold	137,133	124,340	$ 2,295,740	$ 1,963,624
Reinvestment of distributions	2,090	-	35,705	-
Shares redeemed	(98,602)	(137,041)	(1,645,075)	(2,028,206)
Net increase (decrease)	40,621	(12,701)	$ 686,370	$ (64,582)
Mid Cap Value
Shares sold	6,300,912	7,442,595	$ 110,558,662	$ 120,167,268
Reinvestment of distributions	443,673	256,561	7,742,097	3,848,420
Shares redeemed	(8,477,007)	(13,984,343)	(144,053,750)	(217,785,024)
Net increase (decrease)	(1,732,422)	(6,285,187)	$ (25,752,991)	$ (93,769,336)
Institutional Class
Shares sold	281,696	158,721	$ 4,930,560	$ 2,526,829
Reinvestment of distributions	4,459	1,314	77,497	19,637
Shares redeemed	(108,318)	(146,013)	(1,862,178)	(2,215,747)
Net increase (decrease)	177,837	14,022	$ 3,145,879	$ 330,719

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (49)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

AMCVI-UANN-0313
1.838432.103

Fidelity®

Large Cap Growth

Fund

Annual Report

January 31, 2013

(Fidelity Cover Art)

Contents

Note to shareholders	(Click Here)	Important information about the fund.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

On November 14, 2012, the Board of Trustees approved a proposal to merge Fidelity® Large Cap Growth Fund into Fidelity® Stock Selector All Cap Fund. Shareholders of Fidelity Large Cap Growth Fund are expected to meet on May 14, 2013, to vote on the proposal. If approved, the merger is expected to be completed on or about June 21, 2013. Fidelity Large Cap Growth Fund closed to new investors after the close of business on December 14, 2012.

The note above is not a solicitation of any proxy. For a free copy of the proxy statement describing the reorganization (and containing important information about fees, expenses and risk considerations) and a prospectus for Fidelity Stock Selector All Cap Fund, please call 1-800-544-8544. The prospectus/proxy statement also is available for free on the Securities and Exchange Commission's website (www.sec.gov).

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Growth Fund	15.00%	4.02%	7.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Growth Fund, a class of the fund, on January 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Improvement in the U.S. economy helped lift equity benchmarks to double-digit gains for the year ending January 31, 2013, overcoming moments of volatility driven by sovereign debt woes in Europe, slower economic growth in China and gridlock in Congress. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and solid corporate earnings reports. The broad-based S&P 500® Index rose 16.78% for the year, crossing the milestone 1,500 mark near period end. The technology-heavy Nasdaq Composite Index® added 13.13%, and the blue-chip-laden Dow Jones Industrial AverageSM gained 12.75%. Early in the period, stocks rose on positive U.S. economic news and proposed bailouts in Europe. Although fear resurfaced in April and May, equities rebounded in June on central bank stimulus and new life in the housing market. In September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election sell-off. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with eight of the 10 sectors in the S&P 500® posting double-digit returns. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.41%.

Comments from Daniel Kelley, Portfolio Manager of Fidelity® Large Cap Growth Fund: For the year, the fund's Retail Class shares were up 15.00%, outperforming the 13.43% advance of the Russell 1000® Growth Index. Security selection helped relative performance the most, particularly in the consumer durables/apparel segment of consumer discretionary. There, companies benefiting from the U.S. housing recovery saw sharp share price gains. Top contributors included appliance manufacturer Whirlpool, which I bought in September. Within information technology, having essentially no exposure to semiconductor manufacturer and index component Intel gave a sizable boost, as slowing personal computer sales hurt revenues. An overweighting in hardware/equipment innovator Apple early on also helped. By contrast, stock picks in the technology hardware/equipment group and a small cash position detracted. Among individual disappointments was enterprise communication hardware/equipment company Polycom, whose stock fell due to a major restructuring of its sales department and concerns that it was losing market share. Elsewhere, the timing of my ownership of Green Mountain Coffee Roasters - maker of the Keurig® single-serve coffee system - hurt. Whirlpool was not in the index, and Green Mountain, Polycom and Intel were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Class A	1.25%
Actual		$ 1,000.00	$ 1,092.90	$ 6.58
Hypothetical A		$ 1,000.00	$ 1,018.85	$ 6.34
Class T	1.50%
Actual		$ 1,000.00	$ 1,092.40	$ 7.89
Hypothetical A		$ 1,000.00	$ 1,017.60	$ 7.61
Class B	2.00%
Actual		$ 1,000.00	$ 1,089.20	$ 10.50
Hypothetical A		$ 1,000.00	$ 1,015.08	$ 10.13
Class C	2.00%
Actual		$ 1,000.00	$ 1,089.70	$ 10.51
Hypothetical A		$ 1,000.00	$ 1,015.08	$ 10.13
Large Cap Growth	.94%
Actual		$ 1,000.00	$ 1,095.10	$ 4.95
Hypothetical A		$ 1,000.00	$ 1,020.41	$ 4.77
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,095.10	$ 4.48
Hypothetical A		$ 1,000.00	$ 1,020.86	$ 4.32

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.7	9.1
Google, Inc. Class A	3.4	2.9
Oracle Corp.	2.5	2.2
Amazon.com, Inc.	2.0	1.5
Gilead Sciences, Inc.	1.9	1.2
Visa, Inc. Class A	1.9	1.7
The Coca-Cola Co.	1.9	1.8
Home Depot, Inc.	1.9	1.7
QUALCOMM, Inc.	1.8	1.8
Amgen, Inc.	1.7	1.5
	24.7
Top Five Market Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.9	32.1
Consumer Discretionary	17.0	15.4
Health Care	13.1	12.1
Industrials	11.4	9.9
Consumer Staples	10.6	11.8
Asset Allocation (% of fund's net assets)
As of January 31, 2013*		As of July 31, 2012**
	Stocks 98.1%		Stocks 96.2%
	Short-Term Investments and Net Other Assets (Liabilities) 1.9%		Short-Term Investments and Net Other Assets (Liabilities) 3.8%
* Foreign investments	10.8%	** Foreign investments	8.3%

Annual Report

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 17.0%
Automobiles - 0.6%
Ford Motor Co.	12,750	$ 165,113
Harley-Davidson, Inc.	15,300	802,026
Tesla Motors, Inc. (a)	2,500	93,775
		1,060,914
Diversified Consumer Services - 0.2%
Weight Watchers International, Inc. (d)	7,100	379,637
Hotels, Restaurants & Leisure - 2.0%
Las Vegas Sands Corp.	14,957	826,374
McDonald's Corp.	11,578	1,103,268
Starbucks Corp.	28,174	1,581,125
		3,510,767
Household Durables - 1.9%
D.R. Horton, Inc.	30,200	714,532
Toll Brothers, Inc. (a)	35,809	1,341,047
Whirlpool Corp.	10,700	1,234,566
		3,290,145
Internet & Catalog Retail - 2.8%
Amazon.com, Inc. (a)	12,847	3,410,879
priceline.com, Inc. (a)	2,160	1,480,615
		4,891,494
Media - 2.0%
Comcast Corp. Class A	69,675	2,653,224
Discovery Communications, Inc. (a)	11,382	789,683
		3,442,907
Specialty Retail - 4.6%
American Eagle Outfitters, Inc.	44,858	906,580
Dick's Sporting Goods, Inc.	19,000	904,210
DSW, Inc. Class A	6,693	447,962
Home Depot, Inc.	47,493	3,178,232
Lowe's Companies, Inc.	24,094	920,150
Ross Stores, Inc.	18,606	1,110,778
Tractor Supply Co.	3,589	372,072
		7,839,984
Textiles, Apparel & Luxury Goods - 2.9%
lululemon athletica, Inc. (a)	13,661	942,609
Michael Kors Holdings Ltd. (a)	19,030	1,068,154
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	33,100	$ 1,789,055
PVH Corp.	10,100	1,200,587
		5,000,405
TOTAL CONSUMER DISCRETIONARY		29,416,253
CONSUMER STAPLES - 10.6%
Beverages - 4.5%
Beam, Inc.	11,137	683,144
Constellation Brands, Inc. Class A (sub. vtg.) (a)	14,113	456,697
Dr. Pepper Snapple Group, Inc.	20,190	909,963
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	7,200	776,808
PepsiCo, Inc.	16,673	1,214,628
Remy Cointreau SA	4,295	548,126
The Coca-Cola Co.	86,186	3,209,567
		7,798,933
Food & Staples Retailing - 2.2%
CVS Caremark Corp.	39,444	2,019,533
Wal-Mart Stores, Inc.	25,256	1,766,657
		3,786,190
Food Products - 0.6%
Danone SA	14,700	1,018,741
Household Products - 1.1%
Kimberly-Clark Corp.	4,181	374,241
Procter & Gamble Co.	20,200	1,518,232
		1,892,473
Tobacco - 2.2%
Altria Group, Inc.	50,664	1,706,364
British American Tobacco PLC (United Kingdom)	16,900	878,320
Lorillard, Inc.	30,099	1,175,968
		3,760,652
TOTAL CONSUMER STAPLES		18,256,989
ENERGY - 5.0%
Energy Equipment & Services - 2.7%
Cameron International Corp. (a)	12,070	764,152
Ensco PLC Class A	17,984	1,143,243
Halliburton Co.	19,100	776,988
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	8,614	$ 638,642
Schlumberger Ltd.	16,375	1,278,069
		4,601,094
Oil, Gas & Consumable Fuels - 2.3%
Canadian Natural Resources Ltd.	14,800	446,938
Noble Energy, Inc.	6,048	651,914
Pioneer Natural Resources Co.	6,300	740,502
Suncor Energy, Inc.	21,300	723,952
The Williams Companies, Inc.	40,350	1,414,268
		3,977,574
TOTAL ENERGY		8,578,668
FINANCIALS - 5.2%
Capital Markets - 1.1%
Charles Schwab Corp.	53,642	886,702
The Blackstone Group LP	55,678	1,030,043
		1,916,745
Commercial Banks - 0.6%
M&T Bank Corp.	2,573	264,221
Wells Fargo & Co.	23,551	820,281
		1,084,502
Consumer Finance - 0.7%
SLM Corp.	72,031	1,216,604
Diversified Financial Services - 1.0%
BTG Pactual Participations Ltd. unit	34,500	593,379
Citigroup, Inc.	26,736	1,127,190
		1,720,569
Real Estate Investment Trusts - 1.2%
American Tower Corp.	21,200	1,614,380
AvalonBay Communities, Inc.	2,600	337,454
		1,951,834
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	21,389	461,575
Realogy Holdings Corp.	13,930	623,646
		1,085,221
TOTAL FINANCIALS		8,975,475
Common Stocks - continued
	Shares	Value
HEALTH CARE - 13.1%
Biotechnology - 5.6%
Achillion Pharmaceuticals, Inc. (a)	21,600	$ 193,968
ADVENTRX Pharmaceuticals, Inc. warrants 11/16/16 (a)	39,587	3,001
Alkermes PLC (a)	6,900	159,045
Amgen, Inc.	33,800	2,888,548
ARIAD Pharmaceuticals, Inc. (a)	12,680	252,078
Biogen Idec, Inc. (a)	4,700	733,576
BioMarin Pharmaceutical, Inc. (a)	10,700	587,323
Elan Corp. PLC sponsored ADR (a)	44,802	470,869
Gilead Sciences, Inc. (a)	82,574	3,257,544
Regeneron Pharmaceuticals, Inc. (a)	3,350	582,699
Theravance, Inc. (a)	23,066	513,219
		9,641,870
Health Care Equipment & Supplies - 1.6%
Align Technology, Inc. (a)	28,107	881,436
Boston Scientific Corp. (a)	47,505	354,862
The Cooper Companies, Inc.	15,150	1,535,453
		2,771,751
Health Care Providers & Services - 2.4%
Brookdale Senior Living, Inc. (a)	42,660	1,152,247
Catamaran Corp. (a)	14,130	733,206
Express Scripts Holding Co. (a)	11,476	613,048
Laboratory Corp. of America Holdings (a)	10,221	914,780
Qualicorp SA (a)	35,300	365,169
Team Health Holdings, Inc. (a)	12,780	432,859
		4,211,309
Pharmaceuticals - 3.5%
AbbVie, Inc.	43,550	1,597,850
Actavis, Inc. (a)	11,967	1,033,829
Johnson & Johnson	18,712	1,383,191
Merck & Co., Inc.	12,952	560,174
Valeant Pharmaceuticals International, Inc. (Canada) (a)	11,800	782,486
Warner Chilcott PLC	45,800	648,986
Zoetis, Inc. Class A	1,500	39,000
		6,045,516
TOTAL HEALTH CARE		22,670,446
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 11.4%
Aerospace & Defense - 2.2%
Textron, Inc.	34,650	$ 996,534
United Technologies Corp.	32,686	2,862,313
		3,858,847
Air Freight & Logistics - 1.3%
United Parcel Service, Inc. Class B	28,300	2,243,907
Construction & Engineering - 0.7%
Dycom Industries, Inc. (a)	16,214	340,170
Quanta Services, Inc. (a)	28,660	830,280
		1,170,450
Electrical Equipment - 1.2%
Eaton Corp. PLC	22,700	1,292,765
Regal-Beloit Corp.	10,500	778,680
		2,071,445
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	12,558	805,596
Machinery - 3.2%
Caterpillar, Inc.	19,564	1,924,902
Cummins, Inc.	13,700	1,573,171
Ingersoll-Rand PLC	19,550	1,004,675
Manitowoc Co., Inc.	55,786	981,834
		5,484,582
Professional Services - 0.5%
Nielsen Holdings B.V. (a)	16,634	540,771
Towers Watson & Co.	6,569	401,235
		942,006
Road & Rail - 1.0%
Union Pacific Corp.	13,100	1,722,126
Trading Companies & Distributors - 0.8%
Watsco, Inc.	6,965	524,813
WESCO International, Inc. (a)	11,545	841,977
		1,366,790
TOTAL INDUSTRIALS		19,665,749
INFORMATION TECHNOLOGY - 29.9%
Communications Equipment - 3.0%
Juniper Networks, Inc. (a)	28,352	634,518
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola Solutions, Inc.	25,489	$ 1,488,303
QUALCOMM, Inc.	46,200	3,050,586
		5,173,407
Computers & Peripherals - 6.1%
Apple, Inc.	21,589	9,829,682
EMC Corp. (a)	31,400	772,754
		10,602,436
Internet Software & Services - 5.0%
eBay, Inc. (a)	27,250	1,524,093
Facebook, Inc. Class A	42,631	1,320,282
Google, Inc. Class A (a)	7,744	5,852,063
		8,696,438
IT Services - 5.9%
Accenture PLC Class A	24,910	1,790,780
Cognizant Technology Solutions Corp. Class A (a)	11,952	934,407
IBM Corp.	10,654	2,163,508
MasterCard, Inc. Class A	4,033	2,090,707
Visa, Inc. Class A	20,400	3,221,364
		10,200,766
Semiconductors & Semiconductor Equipment - 2.7%
Altera Corp.	31,396	1,049,254
ASML Holding NV (Netherlands)	5,726	429,537
Broadcom Corp. Class A	38,510	1,249,650
Samsung Electronics Co. Ltd.	743	988,836
Skyworks Solutions, Inc. (a)	36,080	863,755
		4,581,032
Software - 7.2%
Check Point Software Technologies Ltd. (a)	17,291	864,550
Citrix Systems, Inc. (a)	5,300	387,748
Fortinet, Inc. (a)	22,300	526,057
Guidewire Software, Inc.	29,104	963,924
MICROS Systems, Inc. (a)	8,100	372,843
Microsoft Corp.	71,884	1,974,653
Nuance Communications, Inc. (a)	24,401	586,844
Oracle Corp.	123,017	4,368,334
salesforce.com, Inc. (a)	11,950	2,056,954
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Splunk, Inc.	4,700	$ 154,912
Workday, Inc.	2,000	106,840
		12,363,659
TOTAL INFORMATION TECHNOLOGY		51,617,738
MATERIALS - 5.6%
Chemicals - 4.0%
Albemarle Corp.	13,600	833,816
Ashland, Inc.	11,628	912,914
Axiall Corp.	15,600	876,408
Eastman Chemical Co.	18,094	1,287,388
LyondellBasell Industries NV Class A	11,051	700,854
Monsanto Co.	23,223	2,353,651
		6,965,031
Construction Materials - 1.1%
Martin Marietta Materials, Inc.	5,712	563,946
Vulcan Materials Co.	24,254	1,371,806
		1,935,752
Metals & Mining - 0.5%
Commercial Metals Co.	48,547	808,308
TOTAL MATERIALS		9,709,091
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
Vodafone Group PLC sponsored ADR	22,500	614,700
TOTAL COMMON STOCKS (Cost $150,354,503)		169,505,109
Money Market Funds - 1.9%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	2,848,348	$ 2,848,348
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	442,000	442,000
TOTAL MONEY MARKET FUNDS (Cost $3,290,348)		3,290,348
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $153,644,851)		172,795,457
NET OTHER ASSETS (LIABILITIES) - 0.0%		55,305
NET ASSETS - 100%		$ 172,850,762
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,926
Fidelity Securities Lending Cash Central Fund	25,843
Total	$ 33,769
Other Information

The following is a summary of the inputs used, as of January 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 29,416,253	$ 29,416,253	$ -	$ -
Consumer Staples	18,256,989	17,378,669	878,320	-
Energy	8,578,668	8,578,668	-	-
Financials	8,975,475	8,975,475	-	-
Health Care	22,670,446	22,667,445	3,001	-
Industrials	19,665,749	19,665,749	-	-
Information Technology	51,617,738	51,188,201	429,537	-
Materials	9,709,091	9,709,091	-	-
Telecommunication Services	614,700	614,700	-	-
Money Market Funds	3,290,348	3,290,348	-	-
Total Investments in Securities:	$ 172,795,457	$ 171,484,599	$ 1,310,858	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.2%
Ireland	3.1%
Canada	1.6%
United Kingdom	1.5%
Netherlands	1.0%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $427,760) - See accompanying schedule: Unaffiliated issuers (cost $150,354,503)	$ 169,505,109
Fidelity Central Funds (cost $3,290,348)	3,290,348
Total Investments (cost $153,644,851)		$ 172,795,457
Cash		58,812
Foreign currency held at value (cost $74,169)		74,169
Receivable for investments sold		6,274,616
Receivable for fund shares sold		158,211
Dividends receivable		57,007
Distributions receivable from Fidelity Central Funds		1,111
Prepaid expenses		403
Receivable from investment adviser for expense reductions		302
Other receivables		13,372
Total assets		179,433,460

Liabilities
Payable for investments purchased	$ 5,860,703
Payable for fund shares redeemed	83,715
Accrued management fee	90,475
Distribution and service plan fees payable	13,151
Other affiliated payables	39,742
Other payables and accrued expenses	52,912
Collateral on securities loaned, at value	442,000
Total liabilities		6,582,698

Net Assets		$ 172,850,762
Net Assets consist of:
Paid in capital		$ 156,741,640
Accumulated net investment loss		(43,376)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,997,738)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,150,236
Net Assets		$ 172,850,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,900,199 ÷ 1,189,639 shares)	$ 11.68

Maximum offering price per share (100/94.25 of $11.68)	$ 12.39
Class T: Net Asset Value and redemption price per share ($6,084,489 ÷ 525,586 shares)	$ 11.58

Maximum offering price per share (100/96.50 of $11.58)	$ 12.00
Class B: Net Asset Value and offering price per share ($1,450,525 ÷ 127,633 shares)A	$ 11.36

Class C: Net Asset Value and offering price per share ($7,876,758 ÷ 697,322 shares)A	$ 11.30

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($139,813,310 ÷ 11,821,014 shares)	$ 11.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,725,481 ÷ 313,739 shares)	$ 11.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2013

Investment Income
Dividends		$ 2,555,088
Income from Fidelity Central Funds		33,769
Total income		2,588,857

Expenses
Management fee Basic fee	$ 939,896
Performance adjustment	(46,376)
Transfer agent fees	414,753
Distribution and service plan fees	151,448
Accounting and security lending fees	65,943
Custodian fees and expenses	41,809
Independent trustees' compensation	1,099
Registration fees	83,200
Audit	54,817
Legal	703
Miscellaneous	1,460
Total expenses before reductions	1,708,752
Expense reductions	(28,326)	1,680,426
Net investment income (loss)		908,431
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,981,914
Foreign currency transactions	(3,117)
Total net realized gain (loss)		14,978,797
Change in net unrealized appreciation (depreciation) on: Investment securities	7,198,392
Assets and liabilities in foreign currencies	(96)
Total change in net unrealized appreciation (depreciation)		7,198,296
Net gain (loss)		22,177,093
Net increase (decrease) in net assets resulting from operations		$ 23,085,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 908,431	$ (81,197)
Net realized gain (loss)	14,978,797	18,062,027
Change in net unrealized appreciation (depreciation)	7,198,296	(12,510,318)
Net increase (decrease) in net assets resulting from operations	23,085,524	5,470,512
Distributions to shareholders from net investment income	(1,066,324)	-
Share transactions - net increase (decrease)	(8,699,386)	17,565,380
Total increase (decrease) in net assets	13,319,814	23,035,892

Net Assets
Beginning of period	159,530,948	136,495,056
End of period (including accumulated net investment loss of $43,376 and accumulated net investment loss of $77,636, respectively)	$ 172,850,762	$ 159,530,948

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.24	$ 9.84	$ 7.64	$ 6.12	$ 9.85
Income from Investment Operations
Net investment income (loss) C	.04	(.03)	(.02)	.01	.02
Net realized and unrealized gain (loss)	1.45	.43	2.22	1.53	(3.71)
Total from investment operations	1.49	.40	2.20	1.54	(3.69)
Distributions from net investment income	(.05)	-	-	(.02)	(.04)
Net asset value, end of period	$ 11.68	$ 10.24	$ 9.84	$ 7.64	$ 6.12
Total Return A,B	14.52%	4.07%	28.80%	25.14%	(37.49)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.23%	1.17%	1.12%	1.07%	1.01%
Expenses net of fee waivers, if any	1.23%	1.17%	1.12%	1.07%	1.01%
Expenses net of all reductions	1.21%	1.16%	1.12%	1.06%	1.01%
Net investment income (loss)	.32%	(.26)%	(.28)%	.08%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,900	$ 12,727	$ 6,669	$ 3,805	$ 2,159
Portfolio turnover rate E	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.15	$ 9.78	$ 7.61	$ 6.11	$ 9.85
Income from Investment Operations
Net investment income (loss) C	.01	(.05)	(.05)	(.02)	(.01)
Net realized and unrealized gain (loss)	1.44	.42	2.22	1.52	(3.70)
Total from investment operations	1.45	.37	2.17	1.50	(3.71)
Distributions from net investment income	(.02)	-	-	- G	(.03)
Net asset value, end of period	$ 11.58	$ 10.15	$ 9.78	$ 7.61	$ 6.11
Total Return A,B	14.30%	3.78%	28.52%	24.60%	(37.71)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.52%	1.44%	1.42%	1.38%	1.31%
Expenses net of fee waivers, if any	1.50%	1.44%	1.42%	1.38%	1.31%
Expenses net of all reductions	1.48%	1.44%	1.42%	1.36%	1.31%
Net investment income (loss)	.05%	(.53)%	(.58)%	(.23)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,084	$ 5,876	$ 2,900	$ 1,548	$ 820
Portfolio turnover rate E	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.99	$ 9.68	$ 7.57	$ 6.09	$ 9.83
Income from Investment Operations
Net investment income (loss) C	(.05)	(.10)	(.09)	(.05)	(.05)
Net realized and unrealized gain (loss)	1.42	.41	2.20	1.53	(3.69)
Total from investment operations	1.37	.31	2.11	1.48	(3.74)
Distributions from net investment income	-	-	-	-	- G
Net asset value, end of period	$ 11.36	$ 9.99	$ 9.68	$ 7.57	$ 6.09
Total Return A,B	13.71%	3.20%	27.87%	24.30%	(38.01)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.98%	1.92%	1.87%	1.82%	1.76%
Expenses net of fee waivers, if any	1.98%	1.92%	1.87%	1.82%	1.76%
Expenses net of all reductions	1.96%	1.92%	1.87%	1.80%	1.76%
Net investment income (loss)	(.43)%	(1.01)%	(1.03)%	(.67)%	(.56)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,451	$ 1,610	$ 2,143	$ 1,466	$ 815
Portfolio turnover rate E	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 9.62	$ 7.52	$ 6.06	$ 9.82
Income from Investment Operations
Net investment income (loss) C	(.05)	(.10)	(.09)	(.05)	(.04)
Net realized and unrealized gain (loss)	1.42	.41	2.19	1.51	(3.69)
Total from investment operations	1.37	.31	2.10	1.46	(3.73)
Distributions from net investment income	-	-	-	-	(.03)
Net asset value, end of period	$ 11.30	$ 9.93	$ 9.62	$ 7.52	$ 6.06
Total Return A,B	13.80%	3.22%	27.93%	24.09%	(37.98)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.98%	1.92%	1.87%	1.82%	1.77%
Expenses net of fee waivers, if any	1.98%	1.92%	1.87%	1.82%	1.77%
Expenses net of all reductions	1.96%	1.91%	1.87%	1.80%	1.77%
Net investment income (loss)	(.43)%	(1.00)%	(1.03)%	(.67)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,877	$ 6,061	$ 3,623	$ 1,917	$ 1,441
Portfolio turnover rate E	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 9.93	$ 7.69	$ 6.15	$ 9.89
Income from Investment Operations
Net investment income (loss) B	.07	- F	- F	.02	.04
Net realized and unrealized gain (loss)	1.48	.43	2.24	1.55	(3.73)
Total from investment operations	1.55	.43	2.24	1.57	(3.69)
Distributions from net investment income	(.08)	-	-	(.03)	(.05)
Net asset value, end of period	$ 11.83	$ 10.36	$ 9.93	$ 7.69	$ 6.15
Total Return A	15.00%	4.33%	29.13%	25.50%	(37.36)%
Ratios to Average Net Assets C,E
Expenses before reductions	.91%	.88%	.87%	.81%	.75%
Expenses net of fee waivers, if any	.91%	.88%	.87%	.81%	.74%
Expenses net of all reductions	.90%	.87%	.86%	.80%	.74%
Net investment income (loss)	.64%	.04%	(.02)%	.34%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 139,813	$ 132,123	$ 120,671	$ 96,661	$ 85,332
Portfolio turnover rate D	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.41	$ 9.97	$ 7.72	$ 6.18	$ 9.88
Income from Investment Operations
Net investment income (loss) B	.08	.01	- F	.03	.04
Net realized and unrealized gain (loss)	1.47	.43	2.25	1.54	(3.72)
Total from investment operations	1.55	.44	2.25	1.57	(3.68)
Distributions from net investment income	(.09)	-	-	(.03)	(.02)
Net asset value, end of period	$ 11.87	$ 10.41	$ 9.97	$ 7.72	$ 6.18
Total Return A	14.98%	4.41%	29.15%	25.42%	(37.29)%
Ratios to Average Net Assets C,E
Expenses before reductions	.83%	.83%	.86%	.76%	.68%
Expenses net of fee waivers, if any	.83%	.83%	.86%	.76%	.68%
Expenses net of all reductions	.82%	.82%	.86%	.74%	.68%
Net investment income (loss)	.72%	.08%	(.02)%	.39%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,725	$ 1,134	$ 488	$ 111	$ 277
Portfolio turnover rate D	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Growth, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on December 14, 2012, the Fund's other share classes were closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

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3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the und aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, partnerships and losses deferred due to wash sales and excise tax regulations.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,880,542
Gross unrealized depreciation	(1,962,681)
Net unrealized appreciation (depreciation) on securities and other investments	$ 18,917,861

Tax Cost	$ 153,877,596

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (2,764,993)
Net unrealized appreciation (depreciation)	$ 18,917,491

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (2,764,993)

The tax character of distributions paid was as follows:

	January 31, 2013	January 31, 2012
Ordinary Income	$ 1,066,324	$ -

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $246,994,013 and $256,698,436, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 34,262	$ 2,314
Class T	.25%	.25%	29,474	260
Class B	.75%	.25%	15,344	11,529
Class C	.75%	.25%	72,368	24,814
			$ 151,448	$ 38,917

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,526
Class T	4,857
Class B*	4,014
Class C*	2,807
$ 22,204

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 41,337.30
Class T	19,984.34
Class B	4,613.30
Class C	21,949.30
Large Cap Growth	323,204.23
Institutional Class	3,666.16
	$ 414,753

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,094 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $442 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

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7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25,843. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.50%	$ 970

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,351 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

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Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2013
From net investment income
Class A	$ 53,334
Class T	10,579
Large Cap Growth	973,019
Institutional Class	29,392
Total	$ 1,066,324

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Class A
Shares sold	433,337	943,999	$ 4,740,889	$ 9,391,213
Reinvestment of distributions	4,558	-	50,641	-
Shares redeemed	(491,229)	(378,889)	(5,447,040)	(3,682,555)
Net increase (decrease)	(53,334)	565,110	$ (655,510)	$ 5,708,658
Class T
Shares sold	167,129	899,142	$ 1,821,552	$ 9,125,430
Reinvestment of distributions	933	-	10,269	-
Shares redeemed	(221,388)	(616,824)	(2,417,742)	(6,053,114)
Net increase (decrease)	(53,326)	282,318	$ (585,921)	$ 3,072,316
Class B
Shares sold	6,137	19,634	$ 65,205	$ 195,465
Reinvestment of distributions	-	-	-	-
Shares redeemed	(39,593)	(80,066)	(425,001)	(776,888)
Net increase (decrease)	(33,456)	(60,432)	$ (359,796)	$ (581,423)
Class C
Shares sold	295,397	689,847	$ 3,136,691	$ 6,821,638
Reinvestment of distributions	-	-	-	-
Shares redeemed	(208,272)	(456,431)	(2,198,388)	(4,462,829)
Net increase (decrease)	87,125	233,416	$ 938,303	$ 2,358,809
Large Cap Growth
Shares sold	3,639,058	6,389,996	$ 40,657,344	$ 64,463,259
Reinvestment of distributions	85,063	-	956,110	-
Shares redeemed	(4,652,017)	(5,795,048)	(51,937,735)	(58,191,405)
Net increase (decrease)	(927,896)	594,948	$ (10,324,281)	$ 6,271,854

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10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Institutional Class
Shares sold	242,405	185,823	$ 2,707,389	$ 1,915,796
Reinvestment of distributions	2,336	-	26,346	-
Shares redeemed	(39,986)	(125,753)	(445,916)	(1,180,630)
Net increase (decrease)	204,755	60,070	$ 2,287,819	$ 735,166

11. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Stock Selector All Cap Fund. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of Fidelity Stock Selector All Cap Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

A meeting of shareholders of the Fund is expected to be held during the second quarter of 2013. If approved by shareholders, the reorganization is expected to become effective on or about June 21, 2013. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2013

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Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Large Cap Growth designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Large Cap Growth designates 100% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

LCG-UANN-0313
1.900187.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Large Cap Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2013

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® Large Cap Growth Fund

Contents

Note to shareholders	(Click Here)	Important information about the fund.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

On November 14, 2012, the Board of Trustees approved a proposal to merge Fidelity® Large Cap Growth Fund into Fidelity® Stock Selector All Cap Fund. Shareholders of Fidelity Large Cap Growth Fund are expected to meet on May 14, 2013, to vote on the proposal. If approved, the merger is expected to be completed on or about June 21, 2013, and Advisor Class shareholders of Fidelity Large Cap Growth Fund will receive Advisor Class shares of Fidelity Stock Selector All Cap Fund. Fidelity Large Cap Growth Fund closed to new investors after the close of business on December 14, 2012.

The note above is not a solicitation of any proxy. For a free copy of the proxy statement describing the reorganization (and containing important information about fees, expenses and risk considerations) and a prospectus for Fidelity Stock Selector All Cap Fund, please call 1-877-208-0098. The prospectus/proxy statement also is available for free on the Securities and Exchange Commission's website (www.sec.gov).

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	7.94%	2.50%	6.52%
Class T (incl. 3.50% sales charge) B	10.30%	2.69%	6.61%
Class B (incl. contingent deferred sales charge) C	8.71%	2.59%	6.68%
Class C (incl. contingent deferred sales charge) D	12.80%	2.95%	6.69%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007, are those of Fidelity® Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 13, 2007, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007, are those of Fidelity Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 13, 2007, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007, are those of Fidelity Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to February 13, 2007, would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007, are those of Fidelity Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 13, 2007, would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Growth Fund - Class A on January 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Improvement in the U.S. economy helped lift equity benchmarks to double-digit gains for the year ending January 31, 2013, overcoming moments of volatility driven by sovereign debt woes in Europe, slower economic growth in China and gridlock in Congress. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and solid corporate earnings reports. The broad-based S&P 500® Index rose 16.78% for the year, crossing the milestone 1,500 mark near period end. The technology-heavy Nasdaq Composite Index® added 13.13%, and the blue-chip-laden Dow Jones Industrial AverageSM gained 12.75%. Early in the period, stocks rose on positive U.S. economic news and proposed bailouts in Europe. Although fear resurfaced in April and May, equities rebounded in June on central bank stimulus and new life in the housing market. In September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election sell-off. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with eight of the 10 sectors in the S&P 500® posting double-digit returns. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.41%.

Comments from Daniel Kelley, Portfolio Manager of Fidelity Advisor® Large Cap Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares were up 14.52%, 14.30%, 13.71% and 13.80%, respectively (excluding sales charges), outperforming the 13.43% advance of the Russell 1000® Growth Index. Security selection helped relative performance the most, particularly in the consumer durables/apparel segment of consumer discretionary. There, companies benefiting from the U.S. housing recovery saw sharp share price gains. Top contributors included appliance manufacturer Whirlpool, which I bought in September. Within information technology, having essentially no exposure to semiconductor manufacturer and index component Intel gave a sizable boost, as slowing personal computer sales hurt revenues. An overweighting in hardware/equipment innovator Apple early on also helped. By contrast, stock picks in the technology hardware/equipment group and a small cash position detracted. Among individual disappointments was enterprise communication hardware/equipment company Polycom, whose stock fell due to a major restructuring of its sales department and concerns that it was losing market share. Elsewhere, the timing of my ownership of Green Mountain Coffee Roasters - maker of the Keurig® single-serve coffee system - hurt. Whirlpool was not in the index, and Green Mountain, Polycom and Intel were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Class A	1.25%
Actual		$ 1,000.00	$ 1,092.90	$ 6.58
Hypothetical A		$ 1,000.00	$ 1,018.85	$ 6.34
Class T	1.50%
Actual		$ 1,000.00	$ 1,092.40	$ 7.89
Hypothetical A		$ 1,000.00	$ 1,017.60	$ 7.61
Class B	2.00%
Actual		$ 1,000.00	$ 1,089.20	$ 10.50
Hypothetical A		$ 1,000.00	$ 1,015.08	$ 10.13
Class C	2.00%
Actual		$ 1,000.00	$ 1,089.70	$ 10.51
Hypothetical A		$ 1,000.00	$ 1,015.08	$ 10.13
Large Cap Growth	.94%
Actual		$ 1,000.00	$ 1,095.10	$ 4.95
Hypothetical A		$ 1,000.00	$ 1,020.41	$ 4.77
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,095.10	$ 4.48
Hypothetical A		$ 1,000.00	$ 1,020.86	$ 4.32

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.7	9.1
Google, Inc. Class A	3.4	2.9
Oracle Corp.	2.5	2.2
Amazon.com, Inc.	2.0	1.5
Gilead Sciences, Inc.	1.9	1.2
Visa, Inc. Class A	1.9	1.7
The Coca-Cola Co.	1.9	1.8
Home Depot, Inc.	1.9	1.7
QUALCOMM, Inc.	1.8	1.8
Amgen, Inc.	1.7	1.5
	24.7
Top Five Market Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.9	32.1
Consumer Discretionary	17.0	15.4
Health Care	13.1	12.1
Industrials	11.4	9.9
Consumer Staples	10.6	11.8
Asset Allocation (% of fund's net assets)
As of January 31, 2013*		As of July 31, 2012**
	Stocks 98.1%		Stocks 96.2%
	Short-Term Investments and Net Other Assets (Liabilities) 1.9%		Short-Term Investments and Net Other Assets (Liabilities) 3.8%
* Foreign investments	10.8%	** Foreign investments	8.3%

Annual Report

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 17.0%
Automobiles - 0.6%
Ford Motor Co.	12,750	$ 165,113
Harley-Davidson, Inc.	15,300	802,026
Tesla Motors, Inc. (a)	2,500	93,775
		1,060,914
Diversified Consumer Services - 0.2%
Weight Watchers International, Inc. (d)	7,100	379,637
Hotels, Restaurants & Leisure - 2.0%
Las Vegas Sands Corp.	14,957	826,374
McDonald's Corp.	11,578	1,103,268
Starbucks Corp.	28,174	1,581,125
		3,510,767
Household Durables - 1.9%
D.R. Horton, Inc.	30,200	714,532
Toll Brothers, Inc. (a)	35,809	1,341,047
Whirlpool Corp.	10,700	1,234,566
		3,290,145
Internet & Catalog Retail - 2.8%
Amazon.com, Inc. (a)	12,847	3,410,879
priceline.com, Inc. (a)	2,160	1,480,615
		4,891,494
Media - 2.0%
Comcast Corp. Class A	69,675	2,653,224
Discovery Communications, Inc. (a)	11,382	789,683
		3,442,907
Specialty Retail - 4.6%
American Eagle Outfitters, Inc.	44,858	906,580
Dick's Sporting Goods, Inc.	19,000	904,210
DSW, Inc. Class A	6,693	447,962
Home Depot, Inc.	47,493	3,178,232
Lowe's Companies, Inc.	24,094	920,150
Ross Stores, Inc.	18,606	1,110,778
Tractor Supply Co.	3,589	372,072
		7,839,984
Textiles, Apparel & Luxury Goods - 2.9%
lululemon athletica, Inc. (a)	13,661	942,609
Michael Kors Holdings Ltd. (a)	19,030	1,068,154
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	33,100	$ 1,789,055
PVH Corp.	10,100	1,200,587
		5,000,405
TOTAL CONSUMER DISCRETIONARY		29,416,253
CONSUMER STAPLES - 10.6%
Beverages - 4.5%
Beam, Inc.	11,137	683,144
Constellation Brands, Inc. Class A (sub. vtg.) (a)	14,113	456,697
Dr. Pepper Snapple Group, Inc.	20,190	909,963
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	7,200	776,808
PepsiCo, Inc.	16,673	1,214,628
Remy Cointreau SA	4,295	548,126
The Coca-Cola Co.	86,186	3,209,567
		7,798,933
Food & Staples Retailing - 2.2%
CVS Caremark Corp.	39,444	2,019,533
Wal-Mart Stores, Inc.	25,256	1,766,657
		3,786,190
Food Products - 0.6%
Danone SA	14,700	1,018,741
Household Products - 1.1%
Kimberly-Clark Corp.	4,181	374,241
Procter & Gamble Co.	20,200	1,518,232
		1,892,473
Tobacco - 2.2%
Altria Group, Inc.	50,664	1,706,364
British American Tobacco PLC (United Kingdom)	16,900	878,320
Lorillard, Inc.	30,099	1,175,968
		3,760,652
TOTAL CONSUMER STAPLES		18,256,989
ENERGY - 5.0%
Energy Equipment & Services - 2.7%
Cameron International Corp. (a)	12,070	764,152
Ensco PLC Class A	17,984	1,143,243
Halliburton Co.	19,100	776,988
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	8,614	$ 638,642
Schlumberger Ltd.	16,375	1,278,069
		4,601,094
Oil, Gas & Consumable Fuels - 2.3%
Canadian Natural Resources Ltd.	14,800	446,938
Noble Energy, Inc.	6,048	651,914
Pioneer Natural Resources Co.	6,300	740,502
Suncor Energy, Inc.	21,300	723,952
The Williams Companies, Inc.	40,350	1,414,268
		3,977,574
TOTAL ENERGY		8,578,668
FINANCIALS - 5.2%
Capital Markets - 1.1%
Charles Schwab Corp.	53,642	886,702
The Blackstone Group LP	55,678	1,030,043
		1,916,745
Commercial Banks - 0.6%
M&T Bank Corp.	2,573	264,221
Wells Fargo & Co.	23,551	820,281
		1,084,502
Consumer Finance - 0.7%
SLM Corp.	72,031	1,216,604
Diversified Financial Services - 1.0%
BTG Pactual Participations Ltd. unit	34,500	593,379
Citigroup, Inc.	26,736	1,127,190
		1,720,569
Real Estate Investment Trusts - 1.2%
American Tower Corp.	21,200	1,614,380
AvalonBay Communities, Inc.	2,600	337,454
		1,951,834
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	21,389	461,575
Realogy Holdings Corp.	13,930	623,646
		1,085,221
TOTAL FINANCIALS		8,975,475
Common Stocks - continued
	Shares	Value
HEALTH CARE - 13.1%
Biotechnology - 5.6%
Achillion Pharmaceuticals, Inc. (a)	21,600	$ 193,968
ADVENTRX Pharmaceuticals, Inc. warrants 11/16/16 (a)	39,587	3,001
Alkermes PLC (a)	6,900	159,045
Amgen, Inc.	33,800	2,888,548
ARIAD Pharmaceuticals, Inc. (a)	12,680	252,078
Biogen Idec, Inc. (a)	4,700	733,576
BioMarin Pharmaceutical, Inc. (a)	10,700	587,323
Elan Corp. PLC sponsored ADR (a)	44,802	470,869
Gilead Sciences, Inc. (a)	82,574	3,257,544
Regeneron Pharmaceuticals, Inc. (a)	3,350	582,699
Theravance, Inc. (a)	23,066	513,219
		9,641,870
Health Care Equipment & Supplies - 1.6%
Align Technology, Inc. (a)	28,107	881,436
Boston Scientific Corp. (a)	47,505	354,862
The Cooper Companies, Inc.	15,150	1,535,453
		2,771,751
Health Care Providers & Services - 2.4%
Brookdale Senior Living, Inc. (a)	42,660	1,152,247
Catamaran Corp. (a)	14,130	733,206
Express Scripts Holding Co. (a)	11,476	613,048
Laboratory Corp. of America Holdings (a)	10,221	914,780
Qualicorp SA (a)	35,300	365,169
Team Health Holdings, Inc. (a)	12,780	432,859
		4,211,309
Pharmaceuticals - 3.5%
AbbVie, Inc.	43,550	1,597,850
Actavis, Inc. (a)	11,967	1,033,829
Johnson & Johnson	18,712	1,383,191
Merck & Co., Inc.	12,952	560,174
Valeant Pharmaceuticals International, Inc. (Canada) (a)	11,800	782,486
Warner Chilcott PLC	45,800	648,986
Zoetis, Inc. Class A	1,500	39,000
		6,045,516
TOTAL HEALTH CARE		22,670,446
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 11.4%
Aerospace & Defense - 2.2%
Textron, Inc.	34,650	$ 996,534
United Technologies Corp.	32,686	2,862,313
		3,858,847
Air Freight & Logistics - 1.3%
United Parcel Service, Inc. Class B	28,300	2,243,907
Construction & Engineering - 0.7%
Dycom Industries, Inc. (a)	16,214	340,170
Quanta Services, Inc. (a)	28,660	830,280
		1,170,450
Electrical Equipment - 1.2%
Eaton Corp. PLC	22,700	1,292,765
Regal-Beloit Corp.	10,500	778,680
		2,071,445
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	12,558	805,596
Machinery - 3.2%
Caterpillar, Inc.	19,564	1,924,902
Cummins, Inc.	13,700	1,573,171
Ingersoll-Rand PLC	19,550	1,004,675
Manitowoc Co., Inc.	55,786	981,834
		5,484,582
Professional Services - 0.5%
Nielsen Holdings B.V. (a)	16,634	540,771
Towers Watson & Co.	6,569	401,235
		942,006
Road & Rail - 1.0%
Union Pacific Corp.	13,100	1,722,126
Trading Companies & Distributors - 0.8%
Watsco, Inc.	6,965	524,813
WESCO International, Inc. (a)	11,545	841,977
		1,366,790
TOTAL INDUSTRIALS		19,665,749
INFORMATION TECHNOLOGY - 29.9%
Communications Equipment - 3.0%
Juniper Networks, Inc. (a)	28,352	634,518
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola Solutions, Inc.	25,489	$ 1,488,303
QUALCOMM, Inc.	46,200	3,050,586
		5,173,407
Computers & Peripherals - 6.1%
Apple, Inc.	21,589	9,829,682
EMC Corp. (a)	31,400	772,754
		10,602,436
Internet Software & Services - 5.0%
eBay, Inc. (a)	27,250	1,524,093
Facebook, Inc. Class A	42,631	1,320,282
Google, Inc. Class A (a)	7,744	5,852,063
		8,696,438
IT Services - 5.9%
Accenture PLC Class A	24,910	1,790,780
Cognizant Technology Solutions Corp. Class A (a)	11,952	934,407
IBM Corp.	10,654	2,163,508
MasterCard, Inc. Class A	4,033	2,090,707
Visa, Inc. Class A	20,400	3,221,364
		10,200,766
Semiconductors & Semiconductor Equipment - 2.7%
Altera Corp.	31,396	1,049,254
ASML Holding NV (Netherlands)	5,726	429,537
Broadcom Corp. Class A	38,510	1,249,650
Samsung Electronics Co. Ltd.	743	988,836
Skyworks Solutions, Inc. (a)	36,080	863,755
		4,581,032
Software - 7.2%
Check Point Software Technologies Ltd. (a)	17,291	864,550
Citrix Systems, Inc. (a)	5,300	387,748
Fortinet, Inc. (a)	22,300	526,057
Guidewire Software, Inc.	29,104	963,924
MICROS Systems, Inc. (a)	8,100	372,843
Microsoft Corp.	71,884	1,974,653
Nuance Communications, Inc. (a)	24,401	586,844
Oracle Corp.	123,017	4,368,334
salesforce.com, Inc. (a)	11,950	2,056,954
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Splunk, Inc.	4,700	$ 154,912
Workday, Inc.	2,000	106,840
		12,363,659
TOTAL INFORMATION TECHNOLOGY		51,617,738
MATERIALS - 5.6%
Chemicals - 4.0%
Albemarle Corp.	13,600	833,816
Ashland, Inc.	11,628	912,914
Axiall Corp.	15,600	876,408
Eastman Chemical Co.	18,094	1,287,388
LyondellBasell Industries NV Class A	11,051	700,854
Monsanto Co.	23,223	2,353,651
		6,965,031
Construction Materials - 1.1%
Martin Marietta Materials, Inc.	5,712	563,946
Vulcan Materials Co.	24,254	1,371,806
		1,935,752
Metals & Mining - 0.5%
Commercial Metals Co.	48,547	808,308
TOTAL MATERIALS		9,709,091
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
Vodafone Group PLC sponsored ADR	22,500	614,700
TOTAL COMMON STOCKS (Cost $150,354,503)		169,505,109
Money Market Funds - 1.9%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	2,848,348	$ 2,848,348
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	442,000	442,000
TOTAL MONEY MARKET FUNDS (Cost $3,290,348)		3,290,348
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $153,644,851)		172,795,457
NET OTHER ASSETS (LIABILITIES) - 0.0%		55,305
NET ASSETS - 100%		$ 172,850,762
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,926
Fidelity Securities Lending Cash Central Fund	25,843
Total	$ 33,769
Other Information

The following is a summary of the inputs used, as of January 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 29,416,253	$ 29,416,253	$ -	$ -
Consumer Staples	18,256,989	17,378,669	878,320	-
Energy	8,578,668	8,578,668	-	-
Financials	8,975,475	8,975,475	-	-
Health Care	22,670,446	22,667,445	3,001	-
Industrials	19,665,749	19,665,749	-	-
Information Technology	51,617,738	51,188,201	429,537	-
Materials	9,709,091	9,709,091	-	-
Telecommunication Services	614,700	614,700	-	-
Money Market Funds	3,290,348	3,290,348	-	-
Total Investments in Securities:	$ 172,795,457	$ 171,484,599	$ 1,310,858	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.2%
Ireland	3.1%
Canada	1.6%
United Kingdom	1.5%
Netherlands	1.0%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $427,760) - See accompanying schedule: Unaffiliated issuers (cost $150,354,503)	$ 169,505,109
Fidelity Central Funds (cost $3,290,348)	3,290,348
Total Investments (cost $153,644,851)		$ 172,795,457
Cash		58,812
Foreign currency held at value (cost $74,169)		74,169
Receivable for investments sold		6,274,616
Receivable for fund shares sold		158,211
Dividends receivable		57,007
Distributions receivable from Fidelity Central Funds		1,111
Prepaid expenses		403
Receivable from investment adviser for expense reductions		302
Other receivables		13,372
Total assets		179,433,460

Liabilities
Payable for investments purchased	$ 5,860,703
Payable for fund shares redeemed	83,715
Accrued management fee	90,475
Distribution and service plan fees payable	13,151
Other affiliated payables	39,742
Other payables and accrued expenses	52,912
Collateral on securities loaned, at value	442,000
Total liabilities		6,582,698

Net Assets		$ 172,850,762
Net Assets consist of:
Paid in capital		$ 156,741,640
Accumulated net investment loss		(43,376)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,997,738)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,150,236
Net Assets		$ 172,850,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,900,199 ÷ 1,189,639 shares)	$ 11.68

Maximum offering price per share (100/94.25 of $11.68)	$ 12.39
Class T: Net Asset Value and redemption price per share ($6,084,489 ÷ 525,586 shares)	$ 11.58

Maximum offering price per share (100/96.50 of $11.58)	$ 12.00
Class B: Net Asset Value and offering price per share ($1,450,525 ÷ 127,633 shares)A	$ 11.36

Class C: Net Asset Value and offering price per share ($7,876,758 ÷ 697,322 shares)A	$ 11.30

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($139,813,310 ÷ 11,821,014 shares)	$ 11.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,725,481 ÷ 313,739 shares)	$ 11.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2013

Investment Income
Dividends		$ 2,555,088
Income from Fidelity Central Funds		33,769
Total income		2,588,857

Expenses
Management fee Basic fee	$ 939,896
Performance adjustment	(46,376)
Transfer agent fees	414,753
Distribution and service plan fees	151,448
Accounting and security lending fees	65,943
Custodian fees and expenses	41,809
Independent trustees' compensation	1,099
Registration fees	83,200
Audit	54,817
Legal	703
Miscellaneous	1,460
Total expenses before reductions	1,708,752
Expense reductions	(28,326)	1,680,426
Net investment income (loss)		908,431
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,981,914
Foreign currency transactions	(3,117)
Total net realized gain (loss)		14,978,797
Change in net unrealized appreciation (depreciation) on: Investment securities	7,198,392
Assets and liabilities in foreign currencies	(96)
Total change in net unrealized appreciation (depreciation)		7,198,296
Net gain (loss)		22,177,093
Net increase (decrease) in net assets resulting from operations		$ 23,085,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 908,431	$ (81,197)
Net realized gain (loss)	14,978,797	18,062,027
Change in net unrealized appreciation (depreciation)	7,198,296	(12,510,318)
Net increase (decrease) in net assets resulting from operations	23,085,524	5,470,512
Distributions to shareholders from net investment income	(1,066,324)	-
Share transactions - net increase (decrease)	(8,699,386)	17,565,380
Total increase (decrease) in net assets	13,319,814	23,035,892

Net Assets
Beginning of period	159,530,948	136,495,056
End of period (including accumulated net investment loss of $43,376 and accumulated net investment loss of $77,636, respectively)	$ 172,850,762	$ 159,530,948

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.24	$ 9.84	$ 7.64	$ 6.12	$ 9.85
Income from Investment Operations
Net investment income (loss) C	.04	(.03)	(.02)	.01	.02
Net realized and unrealized gain (loss)	1.45	.43	2.22	1.53	(3.71)
Total from investment operations	1.49	.40	2.20	1.54	(3.69)
Distributions from net investment income	(.05)	-	-	(.02)	(.04)
Net asset value, end of period	$ 11.68	$ 10.24	$ 9.84	$ 7.64	$ 6.12
Total Return A,B	14.52%	4.07%	28.80%	25.14%	(37.49)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.23%	1.17%	1.12%	1.07%	1.01%
Expenses net of fee waivers, if any	1.23%	1.17%	1.12%	1.07%	1.01%
Expenses net of all reductions	1.21%	1.16%	1.12%	1.06%	1.01%
Net investment income (loss)	.32%	(.26)%	(.28)%	.08%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,900	$ 12,727	$ 6,669	$ 3,805	$ 2,159
Portfolio turnover rate E	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.15	$ 9.78	$ 7.61	$ 6.11	$ 9.85
Income from Investment Operations
Net investment income (loss) C	.01	(.05)	(.05)	(.02)	(.01)
Net realized and unrealized gain (loss)	1.44	.42	2.22	1.52	(3.70)
Total from investment operations	1.45	.37	2.17	1.50	(3.71)
Distributions from net investment income	(.02)	-	-	- G	(.03)
Net asset value, end of period	$ 11.58	$ 10.15	$ 9.78	$ 7.61	$ 6.11
Total Return A,B	14.30%	3.78%	28.52%	24.60%	(37.71)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.52%	1.44%	1.42%	1.38%	1.31%
Expenses net of fee waivers, if any	1.50%	1.44%	1.42%	1.38%	1.31%
Expenses net of all reductions	1.48%	1.44%	1.42%	1.36%	1.31%
Net investment income (loss)	.05%	(.53)%	(.58)%	(.23)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,084	$ 5,876	$ 2,900	$ 1,548	$ 820
Portfolio turnover rate E	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.99	$ 9.68	$ 7.57	$ 6.09	$ 9.83
Income from Investment Operations
Net investment income (loss) C	(.05)	(.10)	(.09)	(.05)	(.05)
Net realized and unrealized gain (loss)	1.42	.41	2.20	1.53	(3.69)
Total from investment operations	1.37	.31	2.11	1.48	(3.74)
Distributions from net investment income	-	-	-	-	- G
Net asset value, end of period	$ 11.36	$ 9.99	$ 9.68	$ 7.57	$ 6.09
Total Return A,B	13.71%	3.20%	27.87%	24.30%	(38.01)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.98%	1.92%	1.87%	1.82%	1.76%
Expenses net of fee waivers, if any	1.98%	1.92%	1.87%	1.82%	1.76%
Expenses net of all reductions	1.96%	1.92%	1.87%	1.80%	1.76%
Net investment income (loss)	(.43)%	(1.01)%	(1.03)%	(.67)%	(.56)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,451	$ 1,610	$ 2,143	$ 1,466	$ 815
Portfolio turnover rate E	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 9.62	$ 7.52	$ 6.06	$ 9.82
Income from Investment Operations
Net investment income (loss) C	(.05)	(.10)	(.09)	(.05)	(.04)
Net realized and unrealized gain (loss)	1.42	.41	2.19	1.51	(3.69)
Total from investment operations	1.37	.31	2.10	1.46	(3.73)
Distributions from net investment income	-	-	-	-	(.03)
Net asset value, end of period	$ 11.30	$ 9.93	$ 9.62	$ 7.52	$ 6.06
Total Return A,B	13.80%	3.22%	27.93%	24.09%	(37.98)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.98%	1.92%	1.87%	1.82%	1.77%
Expenses net of fee waivers, if any	1.98%	1.92%	1.87%	1.82%	1.77%
Expenses net of all reductions	1.96%	1.91%	1.87%	1.80%	1.77%
Net investment income (loss)	(.43)%	(1.00)%	(1.03)%	(.67)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,877	$ 6,061	$ 3,623	$ 1,917	$ 1,441
Portfolio turnover rate E	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 9.93	$ 7.69	$ 6.15	$ 9.89
Income from Investment Operations
Net investment income (loss) B	.07	- F	- F	.02	.04
Net realized and unrealized gain (loss)	1.48	.43	2.24	1.55	(3.73)
Total from investment operations	1.55	.43	2.24	1.57	(3.69)
Distributions from net investment income	(.08)	-	-	(.03)	(.05)
Net asset value, end of period	$ 11.83	$ 10.36	$ 9.93	$ 7.69	$ 6.15
Total Return A	15.00%	4.33%	29.13%	25.50%	(37.36)%
Ratios to Average Net Assets C,E
Expenses before reductions	.91%	.88%	.87%	.81%	.75%
Expenses net of fee waivers, if any	.91%	.88%	.87%	.81%	.74%
Expenses net of all reductions	.90%	.87%	.86%	.80%	.74%
Net investment income (loss)	.64%	.04%	(.02)%	.34%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 139,813	$ 132,123	$ 120,671	$ 96,661	$ 85,332
Portfolio turnover rate D	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.41	$ 9.97	$ 7.72	$ 6.18	$ 9.88
Income from Investment Operations
Net investment income (loss) B	.08	.01	- F	.03	.04
Net realized and unrealized gain (loss)	1.47	.43	2.25	1.54	(3.72)
Total from investment operations	1.55	.44	2.25	1.57	(3.68)
Distributions from net investment income	(.09)	-	-	(.03)	(.02)
Net asset value, end of period	$ 11.87	$ 10.41	$ 9.97	$ 7.72	$ 6.18
Total Return A	14.98%	4.41%	29.15%	25.42%	(37.29)%
Ratios to Average Net Assets C,E
Expenses before reductions	.83%	.83%	.86%	.76%	.68%
Expenses net of fee waivers, if any	.83%	.83%	.86%	.76%	.68%
Expenses net of all reductions	.82%	.82%	.86%	.74%	.68%
Net investment income (loss)	.72%	.08%	(.02)%	.39%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,725	$ 1,134	$ 488	$ 111	$ 277
Portfolio turnover rate D	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Growth, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on December 14, 2012, the Fund's other share classes were closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the und aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, partnerships and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,880,542
Gross unrealized depreciation	(1,962,681)
Net unrealized appreciation (depreciation) on securities and other investments	$ 18,917,861

Tax Cost	$ 153,877,596

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (2,764,993)
Net unrealized appreciation (depreciation)	$ 18,917,491

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (2,764,993)

The tax character of distributions paid was as follows:

	January 31, 2013	January 31, 2012
Ordinary Income	$ 1,066,324	$ -

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $246,994,013 and $256,698,436, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 34,262	$ 2,314
Class T	.25%	.25%	29,474	260
Class B	.75%	.25%	15,344	11,529
Class C	.75%	.25%	72,368	24,814
			$ 151,448	$ 38,917

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,526
Class T	4,857
Class B*	4,014
Class C*	2,807
$ 22,204

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 41,337.30
Class T	19,984.34
Class B	4,613.30
Class C	21,949.30
Large Cap Growth	323,204.23
Institutional Class	3,666.16
	$ 414,753

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,094 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $442 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25,843. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.50%	$ 970

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,351 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2013
From net investment income
Class A	$ 53,334
Class T	10,579
Large Cap Growth	973,019
Institutional Class	29,392
Total	$ 1,066,324

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Class A
Shares sold	433,337	943,999	$ 4,740,889	$ 9,391,213
Reinvestment of distributions	4,558	-	50,641	-
Shares redeemed	(491,229)	(378,889)	(5,447,040)	(3,682,555)
Net increase (decrease)	(53,334)	565,110	$ (655,510)	$ 5,708,658
Class T
Shares sold	167,129	899,142	$ 1,821,552	$ 9,125,430
Reinvestment of distributions	933	-	10,269	-
Shares redeemed	(221,388)	(616,824)	(2,417,742)	(6,053,114)
Net increase (decrease)	(53,326)	282,318	$ (585,921)	$ 3,072,316
Class B
Shares sold	6,137	19,634	$ 65,205	$ 195,465
Reinvestment of distributions	-	-	-	-
Shares redeemed	(39,593)	(80,066)	(425,001)	(776,888)
Net increase (decrease)	(33,456)	(60,432)	$ (359,796)	$ (581,423)
Class C
Shares sold	295,397	689,847	$ 3,136,691	$ 6,821,638
Reinvestment of distributions	-	-	-	-
Shares redeemed	(208,272)	(456,431)	(2,198,388)	(4,462,829)
Net increase (decrease)	87,125	233,416	$ 938,303	$ 2,358,809
Large Cap Growth
Shares sold	3,639,058	6,389,996	$ 40,657,344	$ 64,463,259
Reinvestment of distributions	85,063	-	956,110	-
Shares redeemed	(4,652,017)	(5,795,048)	(51,937,735)	(58,191,405)
Net increase (decrease)	(927,896)	594,948	$ (10,324,281)	$ 6,271,854

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Institutional Class
Shares sold	242,405	185,823	$ 2,707,389	$ 1,915,796
Reinvestment of distributions	2,336	-	26,346	-
Shares redeemed	(39,986)	(125,753)	(445,916)	(1,180,630)
Net increase (decrease)	204,755	60,070	$ 2,287,819	$ 735,166

11. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Stock Selector All Cap Fund. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of Fidelity Stock Selector All Cap Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

A meeting of shareholders of the Fund is expected to be held during the second quarter of 2013. If approved by shareholders, the reorganization is expected to become effective on or about June 21, 2013. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A and Class T designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

ALCG-UANN-0313
1.900740.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Large Cap Growth

Fund - Institutional Class

Annual Report

January 31, 2013

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Large Cap Growth Fund

Contents

Note to shareholders	(Click Here)	Important information about the fund.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

On November 14, 2012, the Board of Trustees approved a proposal to merge Fidelity® Large Cap Growth Fund into Fidelity® Stock Selector All Cap Fund. Shareholders of Fidelity Large Cap Growth Fund are expected to meet on May 14, 2013, to vote on the proposal. If approved, the merger is expected to be completed on or about June 21, 2013, and Advisor Class shareholders of Fidelity Large Cap Growth Fund will receive Advisor Class shares of Fidelity Stock Selector All Cap Fund. Fidelity Large Cap Growth Fund closed to new investors after the close of business on December 14, 2012.

The note above is not a solicitation of any proxy. For a free copy of the proxy statement describing the reorganization (and containing important information about fees, expenses and risk considerations) and a prospectus for Fidelity Stock Selector All Cap Fund, please call 1-877-208-0098. The prospectus/proxy statement also is available for free on the Securities and Exchange Commission's website (www.sec.gov).

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	14.98%	4.05%	7.36%

A The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007, are those of Fidelity® Large Cap Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Growth Fund - Institutional Class on January 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Improvement in the U.S. economy helped lift equity benchmarks to double-digit gains for the year ending January 31, 2013, overcoming moments of volatility driven by sovereign debt woes in Europe, slower economic growth in China and gridlock in Congress. Major U.S. benchmarks hit multiyear highs during the period, encouraged by a rebounding domestic housing market and solid corporate earnings reports. The broad-based S&P 500® Index rose 16.78% for the year, crossing the milestone 1,500 mark near period end. The technology-heavy Nasdaq Composite Index® added 13.13%, and the blue-chip-laden Dow Jones Industrial AverageSM gained 12.75%. Early in the period, stocks rose on positive U.S. economic news and proposed bailouts in Europe. Although fear resurfaced in April and May, equities rebounded in June on central bank stimulus and new life in the housing market. In September, pre-election jitters and the looming "fiscal cliff" of tax hikes and federal spending cuts fueled some profit-taking, followed by a brief post-election sell-off. But stocks proved resilient, as investors continued to pile into riskier assets. Gains were broad-based, with eight of the 10 sectors in the S&P 500® posting double-digit returns. Despite eurozone turmoil, foreign developed-markets stocks rose strongly, with the MSCI® EAFE® Index adding 17.41%.

Comments from Daniel Kelley, Portfolio Manager of Fidelity Advisor® Large Cap Growth Fund: For the year, the fund's Institutional Class shares were up 14.98%, outperforming the 13.43% advance of the Russell 1000® Growth Index. Security selection helped relative performance the most, particularly in the consumer durables/apparel segment of consumer discretionary. There, companies benefiting from the U.S. housing recovery saw sharp share price gains. Top contributors included appliance manufacturer Whirlpool, which I bought in September. Within information technology, having essentially no exposure to semiconductor manufacturer and index component Intel gave a sizable boost, as slowing personal computer sales hurt revenues. An overweighting in hardware/equipment innovator Apple early on also helped. By contrast, stock picks in the technology hardware/equipment group and a small cash position detracted. Among individual disappointments was enterprise communication hardware/equipment company Polycom, whose stock fell due to a major restructuring of its sales department and concerns that it was losing market share. Elsewhere, the timing of my ownership of Green Mountain Coffee Roasters - maker of the Keurig® single-serve coffee system - hurt. Whirlpool was not in the index, and Green Mountain, Polycom and Intel were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Class A	1.25%
Actual		$ 1,000.00	$ 1,092.90	$ 6.58
Hypothetical A		$ 1,000.00	$ 1,018.85	$ 6.34
Class T	1.50%
Actual		$ 1,000.00	$ 1,092.40	$ 7.89
Hypothetical A		$ 1,000.00	$ 1,017.60	$ 7.61
Class B	2.00%
Actual		$ 1,000.00	$ 1,089.20	$ 10.50
Hypothetical A		$ 1,000.00	$ 1,015.08	$ 10.13
Class C	2.00%
Actual		$ 1,000.00	$ 1,089.70	$ 10.51
Hypothetical A		$ 1,000.00	$ 1,015.08	$ 10.13
Large Cap Growth	.94%
Actual		$ 1,000.00	$ 1,095.10	$ 4.95
Hypothetical A		$ 1,000.00	$ 1,020.41	$ 4.77
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,095.10	$ 4.48
Hypothetical A		$ 1,000.00	$ 1,020.86	$ 4.32

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.7	9.1
Google, Inc. Class A	3.4	2.9
Oracle Corp.	2.5	2.2
Amazon.com, Inc.	2.0	1.5
Gilead Sciences, Inc.	1.9	1.2
Visa, Inc. Class A	1.9	1.7
The Coca-Cola Co.	1.9	1.8
Home Depot, Inc.	1.9	1.7
QUALCOMM, Inc.	1.8	1.8
Amgen, Inc.	1.7	1.5
	24.7
Top Five Market Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.9	32.1
Consumer Discretionary	17.0	15.4
Health Care	13.1	12.1
Industrials	11.4	9.9
Consumer Staples	10.6	11.8
Asset Allocation (% of fund's net assets)
As of January 31, 2013*		As of July 31, 2012**
	Stocks 98.1%		Stocks 96.2%
	Short-Term Investments and Net Other Assets (Liabilities) 1.9%		Short-Term Investments and Net Other Assets (Liabilities) 3.8%
* Foreign investments	10.8%	** Foreign investments	8.3%

Annual Report

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 17.0%
Automobiles - 0.6%
Ford Motor Co.	12,750	$ 165,113
Harley-Davidson, Inc.	15,300	802,026
Tesla Motors, Inc. (a)	2,500	93,775
		1,060,914
Diversified Consumer Services - 0.2%
Weight Watchers International, Inc. (d)	7,100	379,637
Hotels, Restaurants & Leisure - 2.0%
Las Vegas Sands Corp.	14,957	826,374
McDonald's Corp.	11,578	1,103,268
Starbucks Corp.	28,174	1,581,125
		3,510,767
Household Durables - 1.9%
D.R. Horton, Inc.	30,200	714,532
Toll Brothers, Inc. (a)	35,809	1,341,047
Whirlpool Corp.	10,700	1,234,566
		3,290,145
Internet & Catalog Retail - 2.8%
Amazon.com, Inc. (a)	12,847	3,410,879
priceline.com, Inc. (a)	2,160	1,480,615
		4,891,494
Media - 2.0%
Comcast Corp. Class A	69,675	2,653,224
Discovery Communications, Inc. (a)	11,382	789,683
		3,442,907
Specialty Retail - 4.6%
American Eagle Outfitters, Inc.	44,858	906,580
Dick's Sporting Goods, Inc.	19,000	904,210
DSW, Inc. Class A	6,693	447,962
Home Depot, Inc.	47,493	3,178,232
Lowe's Companies, Inc.	24,094	920,150
Ross Stores, Inc.	18,606	1,110,778
Tractor Supply Co.	3,589	372,072
		7,839,984
Textiles, Apparel & Luxury Goods - 2.9%
lululemon athletica, Inc. (a)	13,661	942,609
Michael Kors Holdings Ltd. (a)	19,030	1,068,154
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	33,100	$ 1,789,055
PVH Corp.	10,100	1,200,587
		5,000,405
TOTAL CONSUMER DISCRETIONARY		29,416,253
CONSUMER STAPLES - 10.6%
Beverages - 4.5%
Beam, Inc.	11,137	683,144
Constellation Brands, Inc. Class A (sub. vtg.) (a)	14,113	456,697
Dr. Pepper Snapple Group, Inc.	20,190	909,963
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	7,200	776,808
PepsiCo, Inc.	16,673	1,214,628
Remy Cointreau SA	4,295	548,126
The Coca-Cola Co.	86,186	3,209,567
		7,798,933
Food & Staples Retailing - 2.2%
CVS Caremark Corp.	39,444	2,019,533
Wal-Mart Stores, Inc.	25,256	1,766,657
		3,786,190
Food Products - 0.6%
Danone SA	14,700	1,018,741
Household Products - 1.1%
Kimberly-Clark Corp.	4,181	374,241
Procter & Gamble Co.	20,200	1,518,232
		1,892,473
Tobacco - 2.2%
Altria Group, Inc.	50,664	1,706,364
British American Tobacco PLC (United Kingdom)	16,900	878,320
Lorillard, Inc.	30,099	1,175,968
		3,760,652
TOTAL CONSUMER STAPLES		18,256,989
ENERGY - 5.0%
Energy Equipment & Services - 2.7%
Cameron International Corp. (a)	12,070	764,152
Ensco PLC Class A	17,984	1,143,243
Halliburton Co.	19,100	776,988
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
National Oilwell Varco, Inc.	8,614	$ 638,642
Schlumberger Ltd.	16,375	1,278,069
		4,601,094
Oil, Gas & Consumable Fuels - 2.3%
Canadian Natural Resources Ltd.	14,800	446,938
Noble Energy, Inc.	6,048	651,914
Pioneer Natural Resources Co.	6,300	740,502
Suncor Energy, Inc.	21,300	723,952
The Williams Companies, Inc.	40,350	1,414,268
		3,977,574
TOTAL ENERGY		8,578,668
FINANCIALS - 5.2%
Capital Markets - 1.1%
Charles Schwab Corp.	53,642	886,702
The Blackstone Group LP	55,678	1,030,043
		1,916,745
Commercial Banks - 0.6%
M&T Bank Corp.	2,573	264,221
Wells Fargo & Co.	23,551	820,281
		1,084,502
Consumer Finance - 0.7%
SLM Corp.	72,031	1,216,604
Diversified Financial Services - 1.0%
BTG Pactual Participations Ltd. unit	34,500	593,379
Citigroup, Inc.	26,736	1,127,190
		1,720,569
Real Estate Investment Trusts - 1.2%
American Tower Corp.	21,200	1,614,380
AvalonBay Communities, Inc.	2,600	337,454
		1,951,834
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	21,389	461,575
Realogy Holdings Corp.	13,930	623,646
		1,085,221
TOTAL FINANCIALS		8,975,475
Common Stocks - continued
	Shares	Value
HEALTH CARE - 13.1%
Biotechnology - 5.6%
Achillion Pharmaceuticals, Inc. (a)	21,600	$ 193,968
ADVENTRX Pharmaceuticals, Inc. warrants 11/16/16 (a)	39,587	3,001
Alkermes PLC (a)	6,900	159,045
Amgen, Inc.	33,800	2,888,548
ARIAD Pharmaceuticals, Inc. (a)	12,680	252,078
Biogen Idec, Inc. (a)	4,700	733,576
BioMarin Pharmaceutical, Inc. (a)	10,700	587,323
Elan Corp. PLC sponsored ADR (a)	44,802	470,869
Gilead Sciences, Inc. (a)	82,574	3,257,544
Regeneron Pharmaceuticals, Inc. (a)	3,350	582,699
Theravance, Inc. (a)	23,066	513,219
		9,641,870
Health Care Equipment & Supplies - 1.6%
Align Technology, Inc. (a)	28,107	881,436
Boston Scientific Corp. (a)	47,505	354,862
The Cooper Companies, Inc.	15,150	1,535,453
		2,771,751
Health Care Providers & Services - 2.4%
Brookdale Senior Living, Inc. (a)	42,660	1,152,247
Catamaran Corp. (a)	14,130	733,206
Express Scripts Holding Co. (a)	11,476	613,048
Laboratory Corp. of America Holdings (a)	10,221	914,780
Qualicorp SA (a)	35,300	365,169
Team Health Holdings, Inc. (a)	12,780	432,859
		4,211,309
Pharmaceuticals - 3.5%
AbbVie, Inc.	43,550	1,597,850
Actavis, Inc. (a)	11,967	1,033,829
Johnson & Johnson	18,712	1,383,191
Merck & Co., Inc.	12,952	560,174
Valeant Pharmaceuticals International, Inc. (Canada) (a)	11,800	782,486
Warner Chilcott PLC	45,800	648,986
Zoetis, Inc. Class A	1,500	39,000
		6,045,516
TOTAL HEALTH CARE		22,670,446
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 11.4%
Aerospace & Defense - 2.2%
Textron, Inc.	34,650	$ 996,534
United Technologies Corp.	32,686	2,862,313
		3,858,847
Air Freight & Logistics - 1.3%
United Parcel Service, Inc. Class B	28,300	2,243,907
Construction & Engineering - 0.7%
Dycom Industries, Inc. (a)	16,214	340,170
Quanta Services, Inc. (a)	28,660	830,280
		1,170,450
Electrical Equipment - 1.2%
Eaton Corp. PLC	22,700	1,292,765
Regal-Beloit Corp.	10,500	778,680
		2,071,445
Industrial Conglomerates - 0.5%
Carlisle Companies, Inc.	12,558	805,596
Machinery - 3.2%
Caterpillar, Inc.	19,564	1,924,902
Cummins, Inc.	13,700	1,573,171
Ingersoll-Rand PLC	19,550	1,004,675
Manitowoc Co., Inc.	55,786	981,834
		5,484,582
Professional Services - 0.5%
Nielsen Holdings B.V. (a)	16,634	540,771
Towers Watson & Co.	6,569	401,235
		942,006
Road & Rail - 1.0%
Union Pacific Corp.	13,100	1,722,126
Trading Companies & Distributors - 0.8%
Watsco, Inc.	6,965	524,813
WESCO International, Inc. (a)	11,545	841,977
		1,366,790
TOTAL INDUSTRIALS		19,665,749
INFORMATION TECHNOLOGY - 29.9%
Communications Equipment - 3.0%
Juniper Networks, Inc. (a)	28,352	634,518
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola Solutions, Inc.	25,489	$ 1,488,303
QUALCOMM, Inc.	46,200	3,050,586
		5,173,407
Computers & Peripherals - 6.1%
Apple, Inc.	21,589	9,829,682
EMC Corp. (a)	31,400	772,754
		10,602,436
Internet Software & Services - 5.0%
eBay, Inc. (a)	27,250	1,524,093
Facebook, Inc. Class A	42,631	1,320,282
Google, Inc. Class A (a)	7,744	5,852,063
		8,696,438
IT Services - 5.9%
Accenture PLC Class A	24,910	1,790,780
Cognizant Technology Solutions Corp. Class A (a)	11,952	934,407
IBM Corp.	10,654	2,163,508
MasterCard, Inc. Class A	4,033	2,090,707
Visa, Inc. Class A	20,400	3,221,364
		10,200,766
Semiconductors & Semiconductor Equipment - 2.7%
Altera Corp.	31,396	1,049,254
ASML Holding NV (Netherlands)	5,726	429,537
Broadcom Corp. Class A	38,510	1,249,650
Samsung Electronics Co. Ltd.	743	988,836
Skyworks Solutions, Inc. (a)	36,080	863,755
		4,581,032
Software - 7.2%
Check Point Software Technologies Ltd. (a)	17,291	864,550
Citrix Systems, Inc. (a)	5,300	387,748
Fortinet, Inc. (a)	22,300	526,057
Guidewire Software, Inc.	29,104	963,924
MICROS Systems, Inc. (a)	8,100	372,843
Microsoft Corp.	71,884	1,974,653
Nuance Communications, Inc. (a)	24,401	586,844
Oracle Corp.	123,017	4,368,334
salesforce.com, Inc. (a)	11,950	2,056,954
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Splunk, Inc.	4,700	$ 154,912
Workday, Inc.	2,000	106,840
		12,363,659
TOTAL INFORMATION TECHNOLOGY		51,617,738
MATERIALS - 5.6%
Chemicals - 4.0%
Albemarle Corp.	13,600	833,816
Ashland, Inc.	11,628	912,914
Axiall Corp.	15,600	876,408
Eastman Chemical Co.	18,094	1,287,388
LyondellBasell Industries NV Class A	11,051	700,854
Monsanto Co.	23,223	2,353,651
		6,965,031
Construction Materials - 1.1%
Martin Marietta Materials, Inc.	5,712	563,946
Vulcan Materials Co.	24,254	1,371,806
		1,935,752
Metals & Mining - 0.5%
Commercial Metals Co.	48,547	808,308
TOTAL MATERIALS		9,709,091
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
Vodafone Group PLC sponsored ADR	22,500	614,700
TOTAL COMMON STOCKS (Cost $150,354,503)		169,505,109
Money Market Funds - 1.9%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	2,848,348	$ 2,848,348
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	442,000	442,000
TOTAL MONEY MARKET FUNDS (Cost $3,290,348)		3,290,348
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $153,644,851)		172,795,457
NET OTHER ASSETS (LIABILITIES) - 0.0%		55,305
NET ASSETS - 100%		$ 172,850,762
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,926
Fidelity Securities Lending Cash Central Fund	25,843
Total	$ 33,769
Other Information

The following is a summary of the inputs used, as of January 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 29,416,253	$ 29,416,253	$ -	$ -
Consumer Staples	18,256,989	17,378,669	878,320	-
Energy	8,578,668	8,578,668	-	-
Financials	8,975,475	8,975,475	-	-
Health Care	22,670,446	22,667,445	3,001	-
Industrials	19,665,749	19,665,749	-	-
Information Technology	51,617,738	51,188,201	429,537	-
Materials	9,709,091	9,709,091	-	-
Telecommunication Services	614,700	614,700	-	-
Money Market Funds	3,290,348	3,290,348	-	-
Total Investments in Securities:	$ 172,795,457	$ 171,484,599	$ 1,310,858	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	89.2%
Ireland	3.1%
Canada	1.6%
United Kingdom	1.5%
Netherlands	1.0%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $427,760) - See accompanying schedule: Unaffiliated issuers (cost $150,354,503)	$ 169,505,109
Fidelity Central Funds (cost $3,290,348)	3,290,348
Total Investments (cost $153,644,851)		$ 172,795,457
Cash		58,812
Foreign currency held at value (cost $74,169)		74,169
Receivable for investments sold		6,274,616
Receivable for fund shares sold		158,211
Dividends receivable		57,007
Distributions receivable from Fidelity Central Funds		1,111
Prepaid expenses		403
Receivable from investment adviser for expense reductions		302
Other receivables		13,372
Total assets		179,433,460

Liabilities
Payable for investments purchased	$ 5,860,703
Payable for fund shares redeemed	83,715
Accrued management fee	90,475
Distribution and service plan fees payable	13,151
Other affiliated payables	39,742
Other payables and accrued expenses	52,912
Collateral on securities loaned, at value	442,000
Total liabilities		6,582,698

Net Assets		$ 172,850,762
Net Assets consist of:
Paid in capital		$ 156,741,640
Accumulated net investment loss		(43,376)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,997,738)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,150,236
Net Assets		$ 172,850,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,900,199 ÷ 1,189,639 shares)	$ 11.68

Maximum offering price per share (100/94.25 of $11.68)	$ 12.39
Class T: Net Asset Value and redemption price per share ($6,084,489 ÷ 525,586 shares)	$ 11.58

Maximum offering price per share (100/96.50 of $11.58)	$ 12.00
Class B: Net Asset Value and offering price per share ($1,450,525 ÷ 127,633 shares)A	$ 11.36

Class C: Net Asset Value and offering price per share ($7,876,758 ÷ 697,322 shares)A	$ 11.30

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($139,813,310 ÷ 11,821,014 shares)	$ 11.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,725,481 ÷ 313,739 shares)	$ 11.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2013

Investment Income
Dividends		$ 2,555,088
Income from Fidelity Central Funds		33,769
Total income		2,588,857

Expenses
Management fee Basic fee	$ 939,896
Performance adjustment	(46,376)
Transfer agent fees	414,753
Distribution and service plan fees	151,448
Accounting and security lending fees	65,943
Custodian fees and expenses	41,809
Independent trustees' compensation	1,099
Registration fees	83,200
Audit	54,817
Legal	703
Miscellaneous	1,460
Total expenses before reductions	1,708,752
Expense reductions	(28,326)	1,680,426
Net investment income (loss)		908,431
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,981,914
Foreign currency transactions	(3,117)
Total net realized gain (loss)		14,978,797
Change in net unrealized appreciation (depreciation) on: Investment securities	7,198,392
Assets and liabilities in foreign currencies	(96)
Total change in net unrealized appreciation (depreciation)		7,198,296
Net gain (loss)		22,177,093
Net increase (decrease) in net assets resulting from operations		$ 23,085,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 908,431	$ (81,197)
Net realized gain (loss)	14,978,797	18,062,027
Change in net unrealized appreciation (depreciation)	7,198,296	(12,510,318)
Net increase (decrease) in net assets resulting from operations	23,085,524	5,470,512
Distributions to shareholders from net investment income	(1,066,324)	-
Share transactions - net increase (decrease)	(8,699,386)	17,565,380
Total increase (decrease) in net assets	13,319,814	23,035,892

Net Assets
Beginning of period	159,530,948	136,495,056
End of period (including accumulated net investment loss of $43,376 and accumulated net investment loss of $77,636, respectively)	$ 172,850,762	$ 159,530,948

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.24	$ 9.84	$ 7.64	$ 6.12	$ 9.85
Income from Investment Operations
Net investment income (loss) C	.04	(.03)	(.02)	.01	.02
Net realized and unrealized gain (loss)	1.45	.43	2.22	1.53	(3.71)
Total from investment operations	1.49	.40	2.20	1.54	(3.69)
Distributions from net investment income	(.05)	-	-	(.02)	(.04)
Net asset value, end of period	$ 11.68	$ 10.24	$ 9.84	$ 7.64	$ 6.12
Total Return A,B	14.52%	4.07%	28.80%	25.14%	(37.49)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.23%	1.17%	1.12%	1.07%	1.01%
Expenses net of fee waivers, if any	1.23%	1.17%	1.12%	1.07%	1.01%
Expenses net of all reductions	1.21%	1.16%	1.12%	1.06%	1.01%
Net investment income (loss)	.32%	(.26)%	(.28)%	.08%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,900	$ 12,727	$ 6,669	$ 3,805	$ 2,159
Portfolio turnover rate E	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.15	$ 9.78	$ 7.61	$ 6.11	$ 9.85
Income from Investment Operations
Net investment income (loss) C	.01	(.05)	(.05)	(.02)	(.01)
Net realized and unrealized gain (loss)	1.44	.42	2.22	1.52	(3.70)
Total from investment operations	1.45	.37	2.17	1.50	(3.71)
Distributions from net investment income	(.02)	-	-	- G	(.03)
Net asset value, end of period	$ 11.58	$ 10.15	$ 9.78	$ 7.61	$ 6.11
Total Return A,B	14.30%	3.78%	28.52%	24.60%	(37.71)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.52%	1.44%	1.42%	1.38%	1.31%
Expenses net of fee waivers, if any	1.50%	1.44%	1.42%	1.38%	1.31%
Expenses net of all reductions	1.48%	1.44%	1.42%	1.36%	1.31%
Net investment income (loss)	.05%	(.53)%	(.58)%	(.23)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,084	$ 5,876	$ 2,900	$ 1,548	$ 820
Portfolio turnover rate E	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.99	$ 9.68	$ 7.57	$ 6.09	$ 9.83
Income from Investment Operations
Net investment income (loss) C	(.05)	(.10)	(.09)	(.05)	(.05)
Net realized and unrealized gain (loss)	1.42	.41	2.20	1.53	(3.69)
Total from investment operations	1.37	.31	2.11	1.48	(3.74)
Distributions from net investment income	-	-	-	-	- G
Net asset value, end of period	$ 11.36	$ 9.99	$ 9.68	$ 7.57	$ 6.09
Total Return A,B	13.71%	3.20%	27.87%	24.30%	(38.01)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.98%	1.92%	1.87%	1.82%	1.76%
Expenses net of fee waivers, if any	1.98%	1.92%	1.87%	1.82%	1.76%
Expenses net of all reductions	1.96%	1.92%	1.87%	1.80%	1.76%
Net investment income (loss)	(.43)%	(1.01)%	(1.03)%	(.67)%	(.56)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,451	$ 1,610	$ 2,143	$ 1,466	$ 815
Portfolio turnover rate E	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 9.62	$ 7.52	$ 6.06	$ 9.82
Income from Investment Operations
Net investment income (loss) C	(.05)	(.10)	(.09)	(.05)	(.04)
Net realized and unrealized gain (loss)	1.42	.41	2.19	1.51	(3.69)
Total from investment operations	1.37	.31	2.10	1.46	(3.73)
Distributions from net investment income	-	-	-	-	(.03)
Net asset value, end of period	$ 11.30	$ 9.93	$ 9.62	$ 7.52	$ 6.06
Total Return A,B	13.80%	3.22%	27.93%	24.09%	(37.98)%
Ratios to Average Net Assets D,F
Expenses before reductions	1.98%	1.92%	1.87%	1.82%	1.77%
Expenses net of fee waivers, if any	1.98%	1.92%	1.87%	1.82%	1.77%
Expenses net of all reductions	1.96%	1.91%	1.87%	1.80%	1.77%
Net investment income (loss)	(.43)%	(1.00)%	(1.03)%	(.67)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,877	$ 6,061	$ 3,623	$ 1,917	$ 1,441
Portfolio turnover rate E	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 9.93	$ 7.69	$ 6.15	$ 9.89
Income from Investment Operations
Net investment income (loss) B	.07	- F	- F	.02	.04
Net realized and unrealized gain (loss)	1.48	.43	2.24	1.55	(3.73)
Total from investment operations	1.55	.43	2.24	1.57	(3.69)
Distributions from net investment income	(.08)	-	-	(.03)	(.05)
Net asset value, end of period	$ 11.83	$ 10.36	$ 9.93	$ 7.69	$ 6.15
Total Return A	15.00%	4.33%	29.13%	25.50%	(37.36)%
Ratios to Average Net Assets C,E
Expenses before reductions	.91%	.88%	.87%	.81%	.75%
Expenses net of fee waivers, if any	.91%	.88%	.87%	.81%	.74%
Expenses net of all reductions	.90%	.87%	.86%	.80%	.74%
Net investment income (loss)	.64%	.04%	(.02)%	.34%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 139,813	$ 132,123	$ 120,671	$ 96,661	$ 85,332
Portfolio turnover rate D	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.41	$ 9.97	$ 7.72	$ 6.18	$ 9.88
Income from Investment Operations
Net investment income (loss) B	.08	.01	- F	.03	.04
Net realized and unrealized gain (loss)	1.47	.43	2.25	1.54	(3.72)
Total from investment operations	1.55	.44	2.25	1.57	(3.68)
Distributions from net investment income	(.09)	-	-	(.03)	(.02)
Net asset value, end of period	$ 11.87	$ 10.41	$ 9.97	$ 7.72	$ 6.18
Total Return A	14.98%	4.41%	29.15%	25.42%	(37.29)%
Ratios to Average Net Assets C,E
Expenses before reductions	.83%	.83%	.86%	.76%	.68%
Expenses net of fee waivers, if any	.83%	.83%	.86%	.76%	.68%
Expenses net of all reductions	.82%	.82%	.86%	.74%	.68%
Net investment income (loss)	.72%	.08%	(.02)%	.39%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,725	$ 1,134	$ 488	$ 111	$ 277
Portfolio turnover rate D	151%	108%	126%	342%	355%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Growth, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Effective after the close of business on December 14, 2012, the Fund's other share classes were closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management

Annual Report

3. Significant Accounting Policies - continued

to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the und aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, partnerships and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,880,542
Gross unrealized depreciation	(1,962,681)
Net unrealized appreciation (depreciation) on securities and other investments	$ 18,917,861

Tax Cost	$ 153,877,596

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (2,764,993)
Net unrealized appreciation (depreciation)	$ 18,917,491

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (2,764,993)

The tax character of distributions paid was as follows:

	January 31, 2013	January 31, 2012
Ordinary Income	$ 1,066,324	$ -

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $246,994,013 and $256,698,436, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 34,262	$ 2,314
Class T	.25%	.25%	29,474	260
Class B	.75%	.25%	15,344	11,529
Class C	.75%	.25%	72,368	24,814
			$ 151,448	$ 38,917

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 10,526
Class T	4,857
Class B*	4,014
Class C*	2,807
$ 22,204

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 41,337.30
Class T	19,984.34
Class B	4,613.30
Class C	21,949.30
Large Cap Growth	323,204.23
Institutional Class	3,666.16
	$ 414,753

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,094 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $442 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25,843. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class T	1.50%	$ 970

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,351 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2013
From net investment income
Class A	$ 53,334
Class T	10,579
Large Cap Growth	973,019
Institutional Class	29,392
Total	$ 1,066,324

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Class A
Shares sold	433,337	943,999	$ 4,740,889	$ 9,391,213
Reinvestment of distributions	4,558	-	50,641	-
Shares redeemed	(491,229)	(378,889)	(5,447,040)	(3,682,555)
Net increase (decrease)	(53,334)	565,110	$ (655,510)	$ 5,708,658
Class T
Shares sold	167,129	899,142	$ 1,821,552	$ 9,125,430
Reinvestment of distributions	933	-	10,269	-
Shares redeemed	(221,388)	(616,824)	(2,417,742)	(6,053,114)
Net increase (decrease)	(53,326)	282,318	$ (585,921)	$ 3,072,316
Class B
Shares sold	6,137	19,634	$ 65,205	$ 195,465
Reinvestment of distributions	-	-	-	-
Shares redeemed	(39,593)	(80,066)	(425,001)	(776,888)
Net increase (decrease)	(33,456)	(60,432)	$ (359,796)	$ (581,423)
Class C
Shares sold	295,397	689,847	$ 3,136,691	$ 6,821,638
Reinvestment of distributions	-	-	-	-
Shares redeemed	(208,272)	(456,431)	(2,198,388)	(4,462,829)
Net increase (decrease)	87,125	233,416	$ 938,303	$ 2,358,809
Large Cap Growth
Shares sold	3,639,058	6,389,996	$ 40,657,344	$ 64,463,259
Reinvestment of distributions	85,063	-	956,110	-
Shares redeemed	(4,652,017)	(5,795,048)	(51,937,735)	(58,191,405)
Net increase (decrease)	(927,896)	594,948	$ (10,324,281)	$ 6,271,854

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2013	2012	2013	2012
Institutional Class
Shares sold	242,405	185,823	$ 2,707,389	$ 1,915,796
Reinvestment of distributions	2,336	-	26,346	-
Shares redeemed	(39,986)	(125,753)	(445,916)	(1,180,630)
Net increase (decrease)	204,755	60,070	$ 2,287,819	$ 735,166

11. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Stock Selector All Cap Fund. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of Fidelity Stock Selector All Cap Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

A meeting of shareholders of the Fund is expected to be held during the second quarter of 2013. If approved by shareholders, the reorganization is expected to become effective on or about June 21, 2013. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

(Fidelity Investment logo)(registered trademark)

ALCGI-UANN-0313
1.900735.103

Fidelity®

Series Equity-Income Fund

and

Fidelity

Series Stock Selector Large Cap Value Fund

Fidelity Series Equity-Income Fund

Fidelity Series Stock Selector Large
Cap Value Fund

Class F

Annual Report

January 31, 2013

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Fidelity® Series Equity-Income Fund
Investment Summary	(Click Here)	A summary of the fund's holdings.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity® Series Stock Selector Large Cap Value Fund
Investment Summary	(Click Here)	A summary of the fund's holdings.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Reports of Independent Registered Public Accounting Firms	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Equity-Income Fund and Fidelity Series Stock Selector Large Cap Value Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 6, 2012 to January 31, 2013). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value January 31, 2013	Expenses Paid During Period
Fidelity Series Equity-Income Fund
Series Equity-Income	.68%
Actual		$ 1,000.00	$ 1,058.90	$ 1.09 B
Hypothetical A		$ 1,000.00	$ 1,021.72	$ 3.46 C
Class F	.49%
Actual		$ 1,000.00	$ 1,059.00	$ .79 B
Hypothetical A		$ 1,000.00	$ 1,022.67	$ 2.49 C
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	.78%
Actual		$ 1,000.00	$ 1,072.70	$ 1.26 B
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 3.96 C
Class F	.59%
Actual		$ 1,000.00	$ 1,072.80	$ .95 B
Hypothetical A		$ 1,000.00	$ 1,022.17	$ 3.00 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 57/366 (to reflect the period December 6, 2012 to January 31, 2013.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Series Equity-Income Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2013
% of fund's net assets
Chevron Corp.	4.7
JPMorgan Chase & Co.	4.0
Wells Fargo & Co.	3.9
Exxon Mobil Corp.	3.7
Procter & Gamble Co.	3.2
Comcast Corp. Class A	3.0
Verizon Communications, Inc.	2.6
Pfizer, Inc.	2.6
General Electric Co.	2.4
Johnson & Johnson	2.4
32.5
Top Five Market Sectors as of January 31, 2013
% of fund's net assets
Financials	20.0
Energy	14.0
Health Care	13.7
Consumer Staples	11.0
Industrials	10.6
Asset Allocation (% of fund's net assets)
As of January 31, 2013*
Stocks 98.6%
Short-Term Investments and Net Other Assets (Liabilities) 1.4%
* Foreign investments	4.6%

Annual Report

Fidelity Series Equity-Income Fund

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 9.4%
Auto Components - 0.2%
Gentex Corp.	626,100	$ 11,977,293
Diversified Consumer Services - 0.2%
Strayer Education, Inc.	169,500	9,644,550
Hotels, Restaurants & Leisure - 1.3%
CEC Entertainment, Inc.	12,100	398,816
McDonald's Corp.	516,300	49,198,227
Texas Roadhouse, Inc. Class A	329,400	5,794,146
Yum! Brands, Inc.	172,000	11,169,680
		66,560,869
Media - 4.7%
Comcast Corp. Class A	4,131,300	157,319,904
Time Warner, Inc.	1,732,200	87,510,744
		244,830,648
Multiline Retail - 2.0%
Kohl's Corp.	250,200	11,581,758
Target Corp.	1,572,400	94,988,684
		106,570,442
Specialty Retail - 1.0%
Lowe's Companies, Inc.	1,070,668	40,888,811
Staples, Inc.	1,093,700	14,743,076
		55,631,887
TOTAL CONSUMER DISCRETIONARY		495,215,689
CONSUMER STAPLES - 11.0%
Beverages - 2.1%
Molson Coors Brewing Co. Class B	296,600	13,400,388
PepsiCo, Inc.	787,600	57,376,660
The Coca-Cola Co.	1,019,900	37,981,076
		108,758,124
Food & Staples Retailing - 2.9%
Safeway, Inc.	1,790,800	34,472,900
Sysco Corp.	769,000	24,431,130
Wal-Mart Stores, Inc.	369,500	25,846,525
Walgreen Co.	1,689,000	67,492,440
		152,242,995
Food Products - 1.1%
Kellogg Co.	928,300	54,305,550
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 3.5%
Kimberly-Clark Corp.	198,100	$ 17,731,931
Procter & Gamble Co.	2,229,600	167,576,736
		185,308,667
Tobacco - 1.4%
Altria Group, Inc.	1,163,900	39,200,152
Lorillard, Inc.	468,900	18,319,923
Philip Morris International, Inc.	196,800	17,349,888
		74,869,963
TOTAL CONSUMER STAPLES		575,485,299
ENERGY - 14.0%
Energy Equipment & Services - 1.8%
Ensco PLC Class A	304,400	19,350,708
Exterran Partners LP	250,000	5,870,000
Halliburton Co.	703,900	28,634,652
National Oilwell Varco, Inc.	207,100	15,354,394
Noble Corp.	568,600	23,028,300
		92,238,054
Oil, Gas & Consumable Fuels - 12.2%
Apache Corp.	474,100	39,710,616
Buckeye Partners LP	125,000	6,580,000
Chevron Corp.	2,119,503	244,060,772
EV Energy Partners LP	311,400	18,310,320
Exxon Mobil Corp.	2,135,000	192,085,950
Hess Corp.	312,300	20,974,068
Holly Energy Partners LP	150,000	5,392,500
HollyFrontier Corp.	306,024	15,980,573
Inergy Midstream LP	8,626	204,522
Legacy Reserves LP	275,000	6,916,250
Markwest Energy Partners LP	299,300	16,527,346
Murphy Oil Corp.	233,900	13,921,728
Occidental Petroleum Corp.	135,100	11,925,277
Pioneer Southwest Energy Partners LP	90,984	2,309,174
The Williams Companies, Inc.	1,208,100	42,343,905
Western Gas Equity Partners LP	90,000	3,038,400
		640,281,401
TOTAL ENERGY		732,519,455
Common Stocks - continued
	Shares	Value
FINANCIALS - 20.0%
Capital Markets - 3.5%
Apollo Investment Corp.	1,251,720	$ 11,265,480
BlackRock, Inc. Class A	134,400	31,756,032
Charles Schwab Corp.	2,156,500	35,646,945
KKR & Co. LP	1,959,079	33,069,254
Morgan Stanley	1,636,900	37,403,165
The Blackstone Group LP	1,734,500	32,088,250
		181,229,126
Commercial Banks - 6.1%
Comerica, Inc.	379,100	13,025,876
Cullen/Frost Bankers, Inc.	159,800	9,410,622
M&T Bank Corp.	307,600	31,587,444
SunTrust Banks, Inc.	306,800	8,703,916
U.S. Bancorp	1,525,800	50,503,980
Wells Fargo & Co.	5,962,200	207,663,426
		320,895,264
Diversified Financial Services - 4.0%
JPMorgan Chase & Co.	4,493,000	211,395,650
KKR Financial Holdings LLC	12,300	135,177
		211,530,827
Insurance - 4.8%
ACE Ltd.	559,000	47,699,470
AFLAC, Inc.	455,000	24,142,300
Assured Guaranty Ltd.	622,300	11,282,299
Hanover Insurance Group, Inc.	334,500	13,901,820
MetLife, Inc.	2,958,200	110,459,188
Prudential Financial, Inc.	281,000	16,264,280
Validus Holdings Ltd.	711,600	25,909,356
		249,658,713
Real Estate Investment Trusts - 1.6%
American Capital Agency Corp.	551,000	17,428,130
Annaly Capital Management, Inc.	1,205,600	17,927,272
DCT Industrial Trust, Inc.	467,400	3,299,844
Home Properties, Inc.	124,000	7,622,280
Lexington Corporate Properties Trust	294,400	3,238,400
Rayonier, Inc.	370,300	19,936,952
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Retail Properties America, Inc.	722,250	$ 9,345,915
Ventas, Inc.	114,500	7,590,205
		86,388,998
TOTAL FINANCIALS		1,049,702,928
HEALTH CARE - 13.7%
Biotechnology - 0.5%
Amgen, Inc.	193,200	16,510,872
PDL BioPharma, Inc.	1,180,400	8,121,152
		24,632,024
Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	626,300	21,219,044
Baxter International, Inc.	124,500	8,446,080
Covidien PLC	331,700	20,678,178
St. Jude Medical, Inc.	321,700	13,093,190
		63,436,492
Health Care Providers & Services - 2.4%
Aetna, Inc.	553,400	26,690,482
Cardinal Health, Inc.	290,600	12,731,186
McKesson Corp.	143,200	15,068,936
UnitedHealth Group, Inc.	183,600	10,136,556
WellPoint, Inc.	944,900	61,248,418
		125,875,578
Health Care Technology - 0.1%
Quality Systems, Inc.	271,814	4,957,887
Pharmaceuticals - 9.5%
AbbVie, Inc.	885,300	32,481,657
Eli Lilly & Co.	895,000	48,052,550
Johnson & Johnson	1,704,600	126,004,032
Merck & Co., Inc.	2,608,700	112,826,275
Pfizer, Inc.	4,933,300	134,580,424
Teva Pharmaceutical Industries Ltd. sponsored ADR	678,600	25,780,014
Warner Chilcott PLC	1,302,000	18,449,340
Zoetis, Inc. Class A	47,200	1,227,200
		499,401,492
TOTAL HEALTH CARE		718,303,473
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.9%
Raytheon Co.	563,400	$ 29,679,912
Rockwell Collins, Inc.	177,522	10,452,495
United Technologies Corp.	651,700	57,069,369
		97,201,776
Air Freight & Logistics - 2.1%
C.H. Robinson Worldwide, Inc.	570,800	37,758,420
United Parcel Service, Inc. Class B	914,000	72,471,060
		110,229,480
Commercial Services & Supplies - 1.3%
Pitney Bowes, Inc.	557,998	8,040,751
Republic Services, Inc.	1,967,600	62,746,764
		70,787,515
Electrical Equipment - 0.6%
Eaton Corp. PLC	151,500	8,627,925
Emerson Electric Co.	148,800	8,518,800
Hubbell, Inc. Class B	46,828	4,263,689
Rockwell Automation, Inc.	97,200	8,669,268
		30,079,682
Industrial Conglomerates - 2.4%
General Electric Co.	5,743,900	127,974,092
Machinery - 1.6%
Briggs & Stratton Corp.	943,400	22,386,882
Cummins, Inc.	135,400	15,547,982
Illinois Tool Works, Inc.	193,100	12,132,473
Stanley Black & Decker, Inc.	420,300	32,291,649
		82,358,986
Road & Rail - 0.4%
Union Pacific Corp.	151,600	19,929,336
Trading Companies & Distributors - 0.3%
Watsco, Inc.	230,700	17,383,245
TOTAL INDUSTRIALS		555,944,112
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 1.9%
Cisco Systems, Inc.	4,893,000	100,649,010
Computers & Peripherals - 0.5%
Apple, Inc.	24,700	11,246,157
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Dell, Inc.	842,400	$ 11,153,376
Lexmark International, Inc. Class A	155,700	3,746,142
		26,145,675
IT Services - 5.0%
Accenture PLC Class A	510,600	36,707,034
Cognizant Technology Solutions Corp. Class A (a)	359,800	28,129,164
Fidelity National Information Services, Inc.	65,000	2,412,150
IBM Corp.	324,900	65,977,443
Paychex, Inc.	3,636,700	118,665,521
The Western Union Co.	374,400	5,327,712
Visa, Inc. Class A	47,400	7,484,934
		264,703,958
Semiconductors & Semiconductor Equipment - 1.1%
Applied Materials, Inc.	3,109,916	40,149,016
KLA-Tencor Corp.	282,900	15,534,039
		55,683,055
Software - 1.0%
CA Technologies, Inc.	461,300	11,449,466
Microsoft Corp.	1,456,600	40,012,802
		51,462,268
TOTAL INFORMATION TECHNOLOGY		498,643,966
MATERIALS - 0.8%
Chemicals - 0.3%
Eastman Chemical Co.	228,815	16,280,187
Metals & Mining - 0.5%
Commercial Metals Co.	939,540	15,643,341
Nucor Corp.	226,600	10,425,866
		26,069,207
TOTAL MATERIALS		42,349,394
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 4.0%
AT&T, Inc.	1,702,400	59,226,496
CenturyLink, Inc.	356,500	14,420,425
Verizon Communications, Inc.	3,160,200	137,816,322
		211,463,243
Common Stocks - continued
	Shares	Value
UTILITIES - 5.6%
Electric Utilities - 4.4%
Duke Energy Corp.	770,800	$ 52,984,792
Edison International	142,400	6,862,256
FirstEnergy Corp.	718,300	29,083,967
NextEra Energy, Inc.	487,000	35,088,350
Northeast Utilities	363,500	14,805,355
PPL Corp.	2,222,400	67,316,496
Southern Co.	583,500	25,808,205
		231,949,421
Multi-Utilities - 1.2%
CMS Energy Corp.	99,400	2,554,580
PG&E Corp.	524,500	22,364,680
Sempra Energy	459,300	34,470,465
		59,389,725
TOTAL UTILITIES		291,339,146
TOTAL COMMON STOCKS (Cost $4,902,840,216)		5,170,966,705
Money Market Funds - 1.0%

Fidelity Cash Central Fund, 0.16% (b) (Cost $51,051,892)	51,051,892	51,051,892
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $4,953,892,108)		5,222,018,597
NET OTHER ASSETS (LIABILITIES) - 0.4%		23,353,196
NET ASSETS - 100%		$ 5,245,371,793
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,957
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Equity-Income Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,902,840,216)	$ 5,170,966,705
Fidelity Central Funds (cost $51,051,892)	51,051,892
Total Investments (cost $4,953,892,108)		$ 5,222,018,597
Cash		15,155
Foreign currency held at value (cost $61,380)		62,945
Receivable for investments sold		40,477,511
Receivable for fund shares sold		154,447
Dividends receivable		8,358,149
Distributions receivable from Fidelity Central Funds		6,498
Other receivables		673,781
Total assets		5,271,767,083

Liabilities
Payable for investments purchased	$ 22,401,259
Payable for fund shares redeemed	1,043,562
Accrued management fee	1,964,626
Other affiliated payables	464,469
Other payables and accrued expenses	521,374
Total liabilities		26,395,290

Net Assets		$ 5,245,371,793
Net Assets consist of:
Paid in capital		$ 4,960,030,477
Undistributed net investment income		7,360,901
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		9,852,361
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		268,128,054
Net Assets		$ 5,245,371,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2013

Series Equity-Income: Net Asset Value, offering price and redemption price per share ($2,493,355,696 ÷ 235,875,438 shares)	$ 10.57

Class F: Net Asset Value, offering price and redemption price per share ($2,752,016,097 ÷ 260,299,498 shares)	$ 10.57

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Equity-Income Fund
Financial Statements - continued

Statement of Operations

	For the period December 6, 2012 (commencement of operations) to January 31, 2013

Investment Income
Dividends		$ 20,579,647
Interest		521
Income from Fidelity Central Funds		14,957
Total income		20,595,125

Expenses
Management fee	$ 3,403,138
Transfer agent fees	682,426
Accounting fees and expenses	165,655
Custodian fees and expenses	39,974
Independent trustees' compensation	2,395
Audit	41,902
Interest	71
Miscellaneous	10
Total expenses before reductions	4,335,571
Expense reductions	(673,781)	3,661,790
Net investment income (loss)		16,933,335
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,582,891
Foreign currency transactions	25,161
Total net realized gain (loss)		9,608,052
Change in net unrealized appreciation (depreciation) on: Investment securities	268,126,489
Assets and liabilities in foreign currencies	1,565
Total change in net unrealized appreciation (depreciation)		268,128,054
Net gain (loss)		277,736,106
Net increase (decrease) in net assets resulting from operations		$ 294,669,441

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period December 6, 2012 (commencement of operations) to January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,933,335
Net realized gain (loss)	9,608,052
Change in net unrealized appreciation (depreciation)	268,128,054
Net increase (decrease) in net assets resulting from operations	294,669,441
Distributions to shareholders from net investment income	(9,328,125)
Share transactions - net increase (decrease)	4,960,030,477
Total increase (decrease) in net assets	5,245,371,793

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $7,360,901)	$ 5,245,371,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Equity-Income

Period ended January 31, 2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	.56
Total from investment operations	.59
Distributions from net investment income	(.02)
Net asset value, end of period	$ 10.57
Total Return B,C	5.89%
Ratios to Average Net Assets E,H
Expenses before reductions	.68% A
Expenses net of fee waivers, if any	.68% A
Expenses net of all reductions	.59% A
Net investment income (loss)	2.17% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,493,356
Portfolio turnover rate F	47% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended January 31, 2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04
Net realized and unrealized gain (loss)	.55
Total from investment operations	.59
Distributions from net investment income	(.02)
Net asset value, end of period	$ 10.57
Total Return B,C	5.90%
Ratios to Average Net Assets E,H
Expenses before reductions	.49% A
Expenses net of fee waivers, if any	.49% A
Expenses net of all reductions	.40% A
Net investment income (loss)	2.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,752,016
Portfolio turnover rate F	47% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2013
% of fund's net assets
Exxon Mobil Corp.	7.1
Berkshire Hathaway, Inc. Class B	3.4
General Electric Co.	3.3
Wells Fargo & Co.	3.2
Occidental Petroleum Corp.	3.0
Merck & Co., Inc.	2.5
Johnson & Johnson	2.3
Pfizer, Inc.	2.2
U.S. Bancorp	1.9
AT&T, Inc.	1.8
30.7
Top Five Market Sectors as of January 31, 2013
% of fund's net assets
Financials	26.8
Energy	16.3
Health Care	11.4
Industrials	8.9
Consumer Discretionary	8.4
Asset Allocation (% of fund's net assets)
As of January 31, 2013*
Stocks 99.1%
Short-Term Investments and Net Other Assets (Liabilities) 0.9%
* Foreign investments	6.1%

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CONSUMER DISCRETIONARY - 8.4%
Auto Components - 0.7%
Delphi Automotive PLC (a)	883,600	$ 34,159,976
Household Durables - 1.3%
Jarden Corp.	495,100	29,131,684
Whirlpool Corp.	342,307	39,495,382
		68,627,066
Internet & Catalog Retail - 0.7%
Liberty Media Corp.:
Interactive Series A (a)	1,127,600	23,972,776
Series A (a)	195,106	14,560,761
		38,533,537
Media - 2.4%
Comcast Corp. Class A	1,599,898	60,924,116
News Corp. Class A	2,103,500	58,351,090
Omnicom Group, Inc.	180,925	9,820,609
		129,095,815
Multiline Retail - 1.7%
Macy's, Inc.	885,824	34,998,906
Target Corp.	944,028	57,028,731
		92,027,637
Specialty Retail - 1.6%
Lowe's Companies, Inc.	1,281,004	48,921,543
Staples, Inc.	2,680,688	36,135,674
		85,057,217
TOTAL CONSUMER DISCRETIONARY		447,501,248
CONSUMER STAPLES - 7.3%
Beverages - 1.1%
Dr. Pepper Snapple Group, Inc.	407,100	18,347,997
Molson Coors Brewing Co. Class B	864,200	39,044,556
		57,392,553
Food & Staples Retailing - 1.0%
Walgreen Co.	1,335,600	53,370,576
Food Products - 3.2%
Archer Daniels Midland Co.	1,517,400	43,291,422
ConAgra Foods, Inc.	862,900	28,208,201
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Mondelez International, Inc.	2,259,400	$ 62,788,726
The J.M. Smucker Co.	382,100	33,865,523
		168,153,872
Household Products - 1.7%
Procter & Gamble Co.	1,198,100	90,049,196
Tobacco - 0.3%
Lorillard, Inc.	481,505	18,812,400
TOTAL CONSUMER STAPLES		387,778,597
ENERGY - 16.3%
Energy Equipment & Services - 2.1%
Cameron International Corp. (a)	792,800	50,192,168
National Oilwell Varco, Inc.	811,824	60,188,631
		110,380,799
Oil, Gas & Consumable Fuels - 14.2%
Anadarko Petroleum Corp.	1,045,900	83,692,918
Energen Corp.	804,000	38,704,560
Exxon Mobil Corp.	4,162,400	374,491,128
Occidental Petroleum Corp.	1,802,300	159,089,021
Phillips 66	1,141,500	69,140,655
The Williams Companies, Inc.	815,541	28,584,712
		753,702,994
TOTAL ENERGY		864,083,793
FINANCIALS - 26.8%
Capital Markets - 3.1%
BlackRock, Inc. Class A	348,600	82,367,208
State Street Corp.	1,503,600	83,675,340
		166,042,548
Commercial Banks - 8.3%
CIT Group, Inc. (a)	1,404,100	59,463,635
PNC Financial Services Group, Inc.	1,216,600	75,185,880
Popular, Inc. (a)	1,270,217	34,092,624
U.S. Bancorp	2,971,400	98,353,340
Wells Fargo & Co.	4,891,300	170,363,979
		437,459,458
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 1.5%
Capital One Financial Corp.	1,424,100	$ 80,205,312
Diversified Financial Services - 0.9%
The NASDAQ Stock Market, Inc.	1,711,600	48,472,512
Insurance - 10.2%
ACE Ltd.	838,400	71,540,672
AFLAC, Inc.	1,008,200	53,495,092
Axis Capital Holdings Ltd.	1,476,907	56,521,231
Berkshire Hathaway, Inc. Class B (a)	1,861,200	180,406,116
MetLife, Inc.	1,642,300	61,323,482
Reinsurance Group of America, Inc.	781,500	44,850,285
The Travelers Companies, Inc.	925,000	72,575,500
		540,712,378
Real Estate Investment Trusts - 1.9%
Boston Properties, Inc.	512,500	53,956,000
Simon Property Group, Inc.	286,744	45,930,654
		99,886,654
Real Estate Management & Development - 0.9%
CBRE Group, Inc. (a)	2,139,800	46,176,884
TOTAL FINANCIALS		1,418,955,746
HEALTH CARE - 11.4%
Health Care Equipment & Supplies - 0.7%
Alere, Inc. (a)	66,700	1,418,042
Baxter International, Inc.	177,000	12,007,680
Covidien PLC	196,300	12,237,342
St. Jude Medical, Inc.	195,900	7,973,130
Teleflex, Inc.	54,309	4,073,175
		37,709,369
Health Care Providers & Services - 2.2%
Quest Diagnostics, Inc.	208,256	12,068,435
UnitedHealth Group, Inc.	1,210,500	66,831,705
WellPoint, Inc.	612,000	39,669,840
		118,569,980
Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc. (a)	674,900	7,477,892
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 0.7%
QIAGEN NV (a)	317,610	$ 6,669,810
Thermo Fisher Scientific, Inc.	423,100	30,522,434
		37,192,244
Pharmaceuticals - 7.6%
Eli Lilly & Co.	232,000	12,456,080
Endo Pharmaceuticals Holdings, Inc. (a)	261,300	8,272,758
Jazz Pharmaceuticals PLC (a)	107,200	6,045,008
Johnson & Johnson	1,656,200	122,426,304
Merck & Co., Inc.	3,007,100	130,057,075
Pfizer, Inc.	4,200,475	114,588,958
Warner Chilcott PLC	438,800	6,217,796
Zoetis, Inc. Class A	45,400	1,180,400
		401,244,379
TOTAL HEALTH CARE		602,193,864
INDUSTRIALS - 8.9%
Aerospace & Defense - 0.9%
General Dynamics Corp.	731,640	48,507,732
Air Freight & Logistics - 0.9%
FedEx Corp.	474,500	48,138,025
Commercial Services & Supplies - 1.5%
Corrections Corp. of America	639,600	24,234,444
Republic Services, Inc.	825,389	26,321,655
Waste Management, Inc.	851,465	30,976,297
		81,532,396
Construction & Engineering - 1.0%
AECOM Technology Corp. (a)	612,500	15,661,625
URS Corp.	863,812	35,830,922
		51,492,547
Industrial Conglomerates - 3.3%
General Electric Co.	7,882,909	175,631,213
Professional Services - 0.6%
Towers Watson & Co.	498,325	30,437,691
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 0.7%
Con-way, Inc.	516,999	$ 16,223,429
CSX Corp.	990,027	21,810,295
		38,033,724
TOTAL INDUSTRIALS		473,773,328
INFORMATION TECHNOLOGY - 6.4%
Communications Equipment - 1.5%
Cisco Systems, Inc.	3,867,900	79,562,703
Computers & Peripherals - 0.8%
Hewlett-Packard Co.	2,488,000	41,076,880
Electronic Equipment & Components - 1.3%
Corning, Inc.	1,738,200	20,858,400
Jabil Circuit, Inc.	1,369,300	25,893,463
Tech Data Corp. (a)	486,500	24,767,715
		71,519,578
IT Services - 0.5%
Amdocs Ltd.	282,800	10,093,132
Global Payments, Inc.	345,200	17,004,552
		27,097,684
Semiconductors & Semiconductor Equipment - 1.8%
Avago Technologies Ltd.	403,700	14,440,349
Broadcom Corp. Class A	838,900	27,222,305
Freescale Semiconductor Holdings I Ltd. (a)	1,317,500	19,037,875
Intersil Corp. Class A	2,053,500	17,762,775
ON Semiconductor Corp. (a)	1,820,900	14,294,065
		92,757,369
Software - 0.5%
Symantec Corp. (a)	1,146,408	24,957,302
TOTAL INFORMATION TECHNOLOGY		336,971,516
MATERIALS - 3.7%
Chemicals - 2.9%
Air Products & Chemicals, Inc.	519,400	45,411,142
Ashland, Inc.	332,800	26,128,128
Eastman Chemical Co.	472,800	33,639,720
LyondellBasell Industries NV Class A	763,400	48,414,828
		153,593,818
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - 0.8%
Rock-Tenn Co. Class A	514,800	$ 40,643,460
TOTAL MATERIALS		194,237,278
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 3.0%
AT&T, Inc.	2,771,800	96,430,922
CenturyLink, Inc.	1,291,500	52,241,175
Frontier Communications Corp. (d)	2,206,900	10,085,533
		158,757,630
Wireless Telecommunication Services - 0.4%
NII Holdings, Inc. (a)	3,489,029	24,423,203
TOTAL TELECOMMUNICATION SERVICES		183,180,833
UTILITIES - 6.5%
Electric Utilities - 3.6%
Edison International	959,000	46,214,210
ITC Holdings Corp.	424,800	34,408,800
NextEra Energy, Inc.	468,700	33,769,835
Northeast Utilities	1,186,800	48,338,364
OGE Energy Corp.	463,700	27,223,827
		189,955,036
Gas Utilities - 0.4%
ONEOK, Inc.	282,745	13,291,842
Questar Corp.	304,920	7,083,292
		20,375,134
Independent Power Producers & Energy Traders - 0.5%
Calpine Corp. (a)	454,100	8,959,393
The AES Corp.	1,826,200	19,796,008
		28,755,401
Multi-Utilities - 2.0%
CMS Energy Corp.	1,211,200	31,127,840
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
NiSource, Inc.	971,300	$ 26,254,239
Sempra Energy	625,400	46,936,270
		104,318,349
TOTAL UTILITIES		343,403,920
TOTAL COMMON STOCKS (Cost $4,922,040,691)		5,252,080,123
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 0.16% (b)	54,063,689	54,063,689
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	5,966,000	5,966,000
TOTAL MONEY MARKET FUNDS (Cost $60,029,689)		60,029,689
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $4,982,070,380)		5,312,109,812
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(9,073,801)
NET ASSETS - 100%		$ 5,303,036,011
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,653
Fidelity Securities Lending Cash Central Fund	8,598
Total	$ 23,251
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,739,920) - See accompanying schedule: Unaffiliated issuers (cost $4,922,040,691)	$ 5,252,080,123
Fidelity Central Funds (cost $60,029,689)	60,029,689
Total Investments (cost $4,982,070,380)		$ 5,312,109,812
Cash		47,944
Receivable for investments sold		108,600,033
Receivable for fund shares sold		154,447
Dividends receivable		6,098,300
Distributions receivable from Fidelity Central Funds		17,353
Other receivables		605,462
Total assets		5,427,633,351

Liabilities
Payable for investments purchased	$ 114,618,775
Payable for fund shares redeemed	1,044,345
Accrued management fee	2,417,347
Other affiliated payables	468,069
Other payables and accrued expenses	82,804
Collateral on securities loaned, at value	5,966,000
Total liabilities		124,597,340

Net Assets		$ 5,303,036,011
Net Assets consist of:
Paid in capital		$ 4,950,756,968
Undistributed net investment income		2,921,615
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		19,317,996
Net unrealized appreciation (depreciation) on investments		330,039,432
Net Assets		$ 5,303,036,011

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2013

Series Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($2,520,689,062 ÷ 235,467,224 shares)	$ 10.71

Class F: Net Asset Value, offering price and redemption price per share ($2,782,346,949 ÷ 259,863,998 shares)	$ 10.71

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Stock Selector Large Cap Value Fund
Financial Statements - continued

Statement of Operations

	For the period December 6, 2012 (commencement of operations) to January 31, 2013

Investment Income
Dividends		$ 15,694,560
Interest		67
Income from Fidelity Central Funds		23,251
Total income		15,717,878

Expenses
Management fee	$ 4,174,143
Transfer agent fees	686,880
Accounting and security lending fees	165,836
Custodian fees and expenses	48,457
Independent trustees' compensation	2,399
Audit	35,573
Miscellaneous	10
Total expenses before reductions	5,113,298
Expense reductions	(605,462)	4,507,836
Net investment income (loss)		11,210,042
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,317,997
Foreign currency transactions	24,164
Total net realized gain (loss)		19,342,161
Change in net unrealized appreciation (depreciation) on investment securities		330,039,432
Net gain (loss)		349,381,593
Net increase (decrease) in net assets resulting from operations		$ 360,591,635

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period December 6, 2012 (commencement of operations) to January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,210,042
Net realized gain (loss)	19,342,161
Change in net unrealized appreciation (depreciation)	330,039,432
Net increase (decrease) in net assets resulting from operations	360,591,635
Distributions to shareholders from net investment income	(8,312,592)
Share transactions - net increase (decrease)	4,950,756,968
Total increase (decrease) in net assets	5,303,036,011

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $2,921,615)	$ 5,303,036,011

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Stock Selector Large Cap Value

Period ended January 31, 2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	.71
Total from investment operations	.73
Distributions from net investment income	(.02)
Net asset value, end of period	$ 10.71
Total Return B,C	7.27%
Ratios to Average Net Assets E,H
Expenses before reductions	.78% A
Expenses net of fee waivers, if any	.78% A
Expenses net of all reductions	.70% A
Net investment income (loss)	1.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,520,689
Portfolio turnover rate F	44% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended January 31, 2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	.71
Total from investment operations	.73
Distributions from net investment income	(.02)
Net asset value, end of period	$ 10.71
Total Return B,C	7.28%
Ratios to Average Net Assets E,H
Expenses before reductions	.59% A
Expenses net of fee waivers, if any	.59% A
Expenses net of all reductions	.51% A
Net investment income (loss)	1.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,782,347
Portfolio turnover rate F	44% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity Series Equity-Income Fund and Fidelity Series Stock Selector Large Cap Value Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust) and are authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Fidelity Series Equity-Income Fund offers Series Equity-Income shares and Class F shares. Fidelity Series Stock Selector Large Cap Value Fund offers Series Stock Selector Large Cap Value shares and Class F shares. All classes have equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

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3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by each Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

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3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Equity-Income Fund	$ 4,955,497,746	$ 288,251,937	$ (21,731,086)	$ 266,520,851
Fidelity Series Stock Selector Large Cap Value Fund	4,982,916,574	342,238,643	(13,045,405)	329,193,238

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
Fidelity Series Equity-Income Fund	$ 18,650,071	$ 168,828	$ 266,522,416
Fidelity Series Stock Selector Large Cap Value Fund	23,073,850	11,954	329,193,238

The tax character of distributions paid was as follows:

January 31, 2013	Ordinary Income
Fidelity Series Equity-Income Fund	$ 9,328,125
Fidelity Series Stock Selector Large Cap Value Fund	8,312,592

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Equity-Income Fund	7,288,581,815	2,395,080,410
Fidelity Series Stock Selector Large Cap Value Fund	7,158,614,499	2,255,902,475

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series Stock Selector Large Cap Value Fund is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on Series Stock Selector Large Cap Value's relative investment performance as compared to an appropriate benchmark index. The Fund's performance adjustment will not take effect until December 1, 2013. Subsequent months will be added until the performance period includes 36 months. For the period, each Fund's annualized management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Series Equity-Income Fund	.20%	.26%	.45%
Fidelity Series Stock Selector Large Cap Value Fund	.30%	.26%	.55%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

Fidelity Series Equity-Income Fund	Amount	% of Average Net Assets*
Series Equity-Income	$ 682,426.19

Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	$ 686,880.19

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Equity-Income Fund	$ 61,663
Fidelity Series Stock Selector Large Cap Value Fund	56,626

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, Fidelity Series Equity-Income Fund had no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Equity-Income Fund	Borrower	$ 7,584,000.33%		$ 71

Exchanges In-Kind. During the period, certain investment companies managed by FMR or its affiliates (Investing Funds) completed exchanges in-kind with Fidelity Series Equity-Income Fund. The Investing Funds delivered cash and securities valued at $5,038,397,215 in exchange for 503,839,721 shares of Fidelity Series Equity-Income Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 9: Share Transactions. Fidelity Series Equity-Income Fund recognized no gain or loss for federal income tax purposes.

In addition, certain investment companies managed by FMR or its affiliates (Investing Funds) completed exchanges in-kind with Fidelity Series Stock Selector Large Cap Value Fund. The Investing Funds delivered cash and securities valued at $5,033,637,867 in exchange for 503,363,787 shares of Fidelity Series Stock Selector Large Cap Value Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 9: Share Transactions. Fidelity Series Stock Selector Large Cap Value Fund recognized no gain or loss for federal income tax purposes.

Annual Report

6. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM. Security lending activity as of and during the period was as follows:

Total Security Lending Income
Fidelity Series Stock Selector Large Cap Value Fund	$ 8,598

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. All of the applicable expense reductions are noted in the table below.

Expense reduction

Fidelity Series Equity-Income Fund	$ 673,781
Fidelity Series Stock Selector Large Cap Value Fund	605,462

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended January 31,	2013 A
Fidelity Series Equity-Income Fund
From net investment income
Series Equity-Income	$ 4,406,929
Class F	4,921,196
Total	$ 9,328,125
Fidelity Series Stock Selector Large Cap Value Fund
From net investment income
Series Stock Selector Large Cap Value	$ 3,913,471
Class F	4,399,121
Total	$ 8,312,592

A For the period December 6, 2012 (commencement of operations) to January 31, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares A	Dollars A
Period ended January 31,
Fidelity Series Equity-Income Fund
Series Equity-Income
Shares sold	244,923,244 B	$ 2,449,276,441 B
Reinvestment of distributions	439,813	4,406,929
Shares redeemed	(9,487,619)	(98,169,070)
Net increase (decrease)	235,875,438	$ 2,355,514,300
Class F
Shares sold	263,502,861 B	$ 2,636,943,798 B
Reinvestment of distributions	491,137	4,921,196
Shares redeemed	(3,694,500)	(37,348,817)
Net increase (decrease)	260,299,498	$ 2,604,516,177
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value
Shares sold	244,684,738 B	$ 2,446,901,557B
Reinvestment of distributions	389,400	3,913,471
Shares redeemed	(9,606,914)	(100,362,070)
Net increase (decrease)	235,467,224	$ 2,350,452,958
Class F
Shares sold	263,241,693 B	$ 2,634,811,908B
Reinvestment of distributions	437,723	4,399,121
Shares redeemed	(3,815,418)	(38,907,019)
Net increase (decrease)	259,863,998	$ 2,600,304,010

A For the period December 6, 2012 (commencement of operations) to January 31, 2013.

B Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

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10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Series Equity-Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Equity-Income Fund (the Fund), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2013, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 6, 2012 (commencement of operations) to January 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Equity-Income Fund as of January 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 6, 2012 (commencement of operations) to January 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 20, 2013

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2013 and the results of its operations, the changes in its net assets and the financial highlights for the period of December 6, 2012 (commencement of operations) through January 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Series Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 20, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Equity-Income Fund and Fidelity Series Stock Selector Large Cap Value Fund, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (49)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series Equity-Income Fund	03/11/13	03/08/13	$0.000	$0.025
Class F	03/11/13	03/08/13	$0.000	$0.025
Fidelity Series Stock Selector Large Cap Value Fund	03/11/13	03/08/13	$0.005	$0.043
Class F	03/11/13	03/08/13	$0.007	$0.043

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Equity-Income Fund	$ 168,828
Fidelity Series Stock Selector Large Cap Value Fund	$ 11,954

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Series Equity-Income Fund	0.02%
Class F	0.02%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	December 2012
Fidelity Series Equity-Income Fund	81%
Class F	77%
Fidelity Series Stock Selector Large Cap Value Fund	84%
Class F	79%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of a maximum rate under 1(h) (11) of the Internal Revenue Code.

Fund	December 2012
Fidelity Series Equity-Income Fund	86%
Class F	82%
Fidelity Series Stock Selector Large Cap Value Fund	100%
Class F	95%

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Equity-Income Fund
Fidelity Series Stock Selector Large Cap Value Fund

On September 19, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel, and also considered the funds' investment objective, strategies, and related investment philosophy. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians and subcustodians.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance. Each fund is a new fund and therefore had no historical performance for the Board to review at the time it approved each fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven Income/Growth and Growth & Capital Appreciation selection, which the Board is familiar with through its supervision of other Fidelity funds that invest in such securities.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's proposed management fee and the projected total expense ratio of each class of the fund in reviewing the Advisory Contracts. The Board noted that each fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board also considered that the projected total expense ratios are comparable to those of similar classes and funds that Fidelity offers to shareholders.

Based on its review, the Board concluded that the management fee and the projected total expense ratio of each class of each fund were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. Each fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of each fund at the time it approved the Advisory Contracts. In connection with its future renewal of each fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders.

Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that each fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be approved.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL
Fidelity Series Equity-Income Fund

State Street Bank & Trust Company

Quincy, MA
Fidelity Series Stock Selector Large Cap Value Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EDT-LDT-ANN-0313
1.956971.100

Fidelity Advisor®

Series Equity-Income Fund

and

Fidelity Advisor

Series Stock Selector Large Cap Value Fund

Annual Report

January 31, 2013

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Fidelity Advisor® Series Equity-Income Fund
Investment Summary	(Click Here)	A summary of the fund's holdings.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Advisor Series Stock Selector Large Cap Value Fund
Investment Summary	(Click Here)	A summary of the fund's holdings.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Reports of Independent Registered Public Accounting Firms	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 6, 2012 to January 31, 2013). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value January 31, 2013	Expenses Paid During Period
Fidelity Advisor Series Equity-Income Fund	.75%
Actual		$ 1,000.00	$ 1,061.80	$ 1.20 B
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.81 C
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.85%
Actual		$ 1,000.00	$ 1,073.60	$ 1.37 B
HypotheticalA		$ 1,000.00	$ 1,020.86	$ 4.32 C

A 5% return per year before expenses

B Actual expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 57/366 (to reflect the period December 6, 2012 to January 31, 2013).

C Hypothetical expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Fidelity Advisor Series Equity-Income Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2013
% of fund's net assets
Chevron Corp.	4.6
JPMorgan Chase & Co.	4.0
Wells Fargo & Co.	3.9
Exxon Mobil Corp.	3.7
Procter & Gamble Co.	3.2
Comcast Corp. Class A	3.0
Verizon Communications, Inc.	2.6
Pfizer, Inc.	2.6
General Electric Co.	2.4
Johnson & Johnson	2.4
32.4
Top Five Market Sectors as of January 31, 2013
% of fund's net assets
Financials	19.9
Energy	14.0
Health Care	13.7
Consumer Staples	11.0
Industrials	10.6
Asset Allocation (% of fund's net assets)
As of January 31, 2013*
Stocks 98.5%
Short-Term Investments and Net Other Assets (Liabilities) 1.5%
* Foreign investments	4.5%

Annual Report

Fidelity Advisor Series Equity-Income Fund

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 9.5%
Auto Components - 0.2%
Gentex Corp.	83,500	$ 1,597,355
Diversified Consumer Services - 0.2%
Strayer Education, Inc.	22,700	1,291,630
Hotels, Restaurants & Leisure - 1.3%
CEC Entertainment, Inc.	1,600	52,736
McDonald's Corp.	70,200	6,689,358
Texas Roadhouse, Inc. Class A	44,100	775,719
Yum! Brands, Inc.	23,000	1,493,620
		9,011,433
Media - 4.7%
Comcast Corp. Class A	556,100	21,176,288
Time Warner, Inc.	233,200	11,781,264
		32,957,552
Multiline Retail - 2.0%
Kohl's Corp.	33,700	1,559,973
Target Corp.	211,700	12,788,797
		14,348,770
Specialty Retail - 1.1%
Lowe's Companies, Inc.	145,600	5,560,464
Staples, Inc.	146,527	1,975,184
		7,535,648
TOTAL CONSUMER DISCRETIONARY		66,742,388
CONSUMER STAPLES - 11.0%
Beverages - 2.1%
Molson Coors Brewing Co. Class B	39,700	1,793,646
PepsiCo, Inc.	106,000	7,722,100
The Coca-Cola Co.	138,600	5,161,464
		14,677,210
Food & Staples Retailing - 2.9%
Safeway, Inc.	239,900	4,618,075
Sysco Corp.	103,000	3,272,310
Wal-Mart Stores, Inc.	49,300	3,448,535
Walgreen Co.	228,800	9,142,848
		20,481,768
Food Products - 1.1%
Kellogg Co.	124,900	7,306,650
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 3.5%
Kimberly-Clark Corp.	26,500	$ 2,372,015
Procter & Gamble Co.	300,232	22,565,437
		24,937,452
Tobacco - 1.4%
Altria Group, Inc.	158,200	5,328,176
Lorillard, Inc.	62,700	2,449,689
Philip Morris International, Inc.	26,400	2,327,424
		10,105,289
TOTAL CONSUMER STAPLES		77,508,369
ENERGY - 14.0%
Energy Equipment & Services - 1.8%
Ensco PLC Class A	40,700	2,587,299
Exterran Partners LP	33,400	784,232
Halliburton Co.	94,100	3,827,988
National Oilwell Varco, Inc.	27,800	2,061,092
Noble Corp.	76,200	3,086,100
		12,346,711
Oil, Gas & Consumable Fuels - 12.2%
Apache Corp.	64,200	5,377,392
Buckeye Partners LP	16,700	879,088
Chevron Corp.	285,321	32,854,715
EV Energy Partners LP	41,600	2,446,080
Exxon Mobil Corp.	287,400	25,857,378
Hess Corp.	41,800	2,807,288
Holly Energy Partners LP	20,000	719,000
HollyFrontier Corp.	40,900	2,135,798
Inergy Midstream LP	1,106	26,223
Legacy Reserves LP	36,700	923,005
Markwest Energy Partners LP	39,900	2,203,278
Murphy Oil Corp.	31,300	1,862,976
Occidental Petroleum Corp.	18,100	1,597,687
Pioneer Southwest Energy Partners LP	16,800	426,384
The Williams Companies, Inc.	164,200	5,755,210
Western Gas Equity Partners LP	12,000	405,120
		86,276,622
TOTAL ENERGY		98,623,333
Common Stocks - continued
	Shares	Value
FINANCIALS - 19.9%
Capital Markets - 3.4%
Apollo Investment Corp.	168,000	$ 1,512,000
BlackRock, Inc. Class A	17,900	4,229,412
Charles Schwab Corp.	288,000	4,760,640
KKR & Co. LP	261,900	4,420,872
Morgan Stanley	218,600	4,995,010
The Blackstone Group LP	231,700	4,286,450
		24,204,384
Commercial Banks - 6.1%
Comerica, Inc.	50,800	1,745,488
Cullen/Frost Bankers, Inc.	21,400	1,260,246
M&T Bank Corp.	41,100	4,220,559
SunTrust Banks, Inc.	41,100	1,166,007
U.S. Bancorp	206,700	6,841,770
Wells Fargo & Co.	802,600	27,954,558
		43,188,628
Diversified Financial Services - 4.0%
JPMorgan Chase & Co.	604,800	28,455,840
Insurance - 4.8%
ACE Ltd.	75,700	6,459,481
AFLAC, Inc.	61,000	3,236,660
Assured Guaranty Ltd.	83,800	1,519,294
Hanover Insurance Group, Inc.	44,800	1,861,888
MetLife, Inc.	398,200	14,868,788
Prudential Financial, Inc.	37,600	2,176,288
Validus Holdings Ltd.	95,400	3,473,514
		33,595,913
Real Estate Investment Trusts - 1.6%
American Capital Agency Corp.	74,000	2,340,620
Annaly Capital Management, Inc.	161,600	2,402,992
Home Properties, Inc.	16,600	1,020,402
Lexington Corporate Properties Trust	39,300	432,300
Rayonier, Inc.	49,800	2,681,232
Retail Properties America, Inc.	95,800	1,239,652
Ventas, Inc.	15,300	1,014,237
		11,131,435
TOTAL FINANCIALS		140,576,200
Common Stocks - continued
	Shares	Value
HEALTH CARE - 13.7%
Biotechnology - 0.5%
Amgen, Inc.	25,900	$ 2,213,414
PDL BioPharma, Inc. (d)	158,200	1,088,416
		3,301,830
Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	83,900	2,842,532
Baxter International, Inc.	16,700	1,132,928
Covidien PLC	44,300	2,761,662
St. Jude Medical, Inc.	43,100	1,754,170
		8,491,292
Health Care Providers & Services - 2.4%
Aetna, Inc.	74,200	3,578,666
Cardinal Health, Inc.	38,800	1,699,828
McKesson Corp.	19,200	2,020,416
UnitedHealth Group, Inc.	24,600	1,358,166
WellPoint, Inc.	127,892	8,289,959
		16,947,035
Health Care Technology - 0.1%
Quality Systems, Inc.	36,760	670,502
Pharmaceuticals - 9.5%
AbbVie, Inc.	118,500	4,347,765
Eli Lilly & Co.	120,300	6,458,907
Johnson & Johnson	229,500	16,964,640
Merck & Co., Inc.	351,200	15,189,400
Pfizer, Inc.	664,100	18,116,648
Teva Pharmaceutical Industries Ltd. sponsored ADR	90,900	3,453,291
Warner Chilcott PLC	174,528	2,473,062
Zoetis, Inc. Class A	6,400	166,400
		67,170,113
TOTAL HEALTH CARE		96,580,772
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.9%
Raytheon Co.	75,500	3,977,340
Rockwell Collins, Inc.	24,000	1,413,120
United Technologies Corp.	88,300	7,732,431
		13,122,891
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 2.1%
C.H. Robinson Worldwide, Inc.	77,600	$ 5,133,240
United Parcel Service, Inc. Class B	123,000	9,752,670
		14,885,910
Commercial Services & Supplies - 1.3%
Pitney Bowes, Inc.	75,100	1,082,191
Republic Services, Inc.	266,500	8,498,685
		9,580,876
Electrical Equipment - 0.6%
Eaton Corp. PLC	20,300	1,156,085
Emerson Electric Co.	19,900	1,139,275
Hubbell, Inc. Class B	6,200	564,510
Rockwell Automation, Inc.	13,000	1,159,470
		4,019,340
Industrial Conglomerates - 2.4%
General Electric Co.	773,200	17,226,896
Machinery - 1.6%
Briggs & Stratton Corp.	126,400	2,999,472
Cummins, Inc.	18,100	2,078,423
Illinois Tool Works, Inc.	25,900	1,627,297
Stanley Black & Decker, Inc.	56,300	4,325,529
		11,030,721
Road & Rail - 0.4%
Union Pacific Corp.	20,300	2,668,638
Trading Companies & Distributors - 0.3%
Watsco, Inc.	30,900	2,328,315
TOTAL INDUSTRIALS		74,863,587
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 1.9%
Cisco Systems, Inc.	658,700	13,549,459
Computers & Peripherals - 0.5%
Apple, Inc.	3,200	1,456,992
Dell, Inc.	112,900	1,494,796
Lexmark International, Inc. Class A	20,900	502,854
		3,454,642
IT Services - 5.0%
Accenture PLC Class A	69,400	4,989,166
Cognizant Technology Solutions Corp. Class A (a)	48,200	3,768,276
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Fidelity National Information Services, Inc.	8,700	$ 322,857
IBM Corp.	44,000	8,935,080
Paychex, Inc.	489,600	15,975,648
The Western Union Co.	50,000	711,500
Visa, Inc. Class A	6,400	1,010,624
		35,713,151
Semiconductors & Semiconductor Equipment - 1.1%
Applied Materials, Inc.	423,100	5,462,221
KLA-Tencor Corp.	37,795	2,075,323
		7,537,544
Software - 1.0%
CA Technologies, Inc.	61,800	1,533,876
Microsoft Corp.	198,000	5,439,060
		6,972,936
TOTAL INFORMATION TECHNOLOGY		67,227,732
MATERIALS - 0.8%
Chemicals - 0.3%
Eastman Chemical Co.	30,785	2,190,353
Metals & Mining - 0.5%
Commercial Metals Co.	126,125	2,099,981
Nucor Corp.	30,400	1,398,704
		3,498,685
TOTAL MATERIALS		5,689,038
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 4.0%
AT&T, Inc.	230,500	8,019,095
CenturyLink, Inc.	47,800	1,933,510
Verizon Communications, Inc.	425,400	18,551,694
		28,504,299
UTILITIES - 5.5%
Electric Utilities - 4.4%
Duke Energy Corp.	103,700	7,128,338
Edison International	19,100	920,429
FirstEnergy Corp.	96,300	3,899,187
NextEra Energy, Inc.	66,300	4,776,915
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
Northeast Utilities	48,700	$ 1,983,551
PPL Corp.	299,200	9,062,768
Southern Co.	78,200	3,458,786
		31,229,974
Multi-Utilities - 1.1%
CMS Energy Corp.	13,300	341,810
PG&E Corp.	70,300	2,997,592
Sempra Energy	61,600	4,623,080
		7,962,482
TOTAL UTILITIES		39,192,456
TOTAL COMMON STOCKS (Cost $658,178,900)		695,508,174
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 0.16% (b)	7,343,309	7,343,309
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	128,100	128,100
TOTAL MONEY MARKET FUNDS (Cost $7,471,409)		7,471,409
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $665,650,309)		702,979,583
NET OTHER ASSETS (LIABILITIES) - 0.4%		3,032,661
NET ASSETS - 100%		$ 706,012,244
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,317
Fidelity Securities Lending Cash Central Fund	12
Total	$ 3,329
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Equity-Income Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $125,904) - See accompanying schedule: Unaffiliated issuers (cost $658,178,900)	$ 695,508,174
Fidelity Central Funds (cost $7,471,409)	7,471,409
Total Investments (cost $665,650,309)		$ 702,979,583
Cash		2,506
Foreign currency held at value (cost $2,739)		2,809
Receivable for investments sold		5,456,231
Dividends receivable		1,122,401
Distributions receivable from Fidelity Central Funds		1,248
Other receivables		63,410
Total assets		709,628,188

Liabilities
Payable for investments purchased	$ 3,030,754
Accrued management fee	264,077
Other affiliated payables	124,436
Other payables and accrued expenses	68,577
Collateral on securities loaned, at value	128,100
Total liabilities		3,615,944

Net Assets		$ 706,012,244
Net Assets consist of:
Paid in capital		$ 666,034,717
Undistributed net investment income		899,123
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,749,060
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,329,344
Net Assets, for 66,624,096 shares outstanding		$ 706,012,244
Net Asset Value, offering price and redemption price per share ($706,012,244 ÷ 66,624,096 shares)		$ 10.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	For the period December 6, 2012 (commencement of operations) to January 31, 2013

Investment Income
Dividends		$ 2,762,366
Income from Fidelity Central Funds		3,329
Total income		2,765,695

Expenses
Management fee	$ 457,319
Transfer agent fees	187,778
Accounting and security lending fees	36,373
Custodian fees and expenses	27,878
Independent trustees' compensation	322
Audit	41,225
Miscellaneous	1
Total expenses before reductions	750,896
Expense reductions	(63,410)	687,486
Net investment income (loss)		2,078,209
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,710,946
Foreign currency transactions	6,806
Total net realized gain (loss)		1,717,752
Change in net unrealized appreciation (depreciation) on: Investment securities	37,329,274
Assets and liabilities in foreign currencies	70
Total change in net unrealized appreciation (depreciation)		37,329,344
Net gain (loss)		39,047,096
Net increase (decrease) in net assets resulting from operations		$ 41,125,305

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Equity-Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

For the period December 6, 2012 (commencement of operations) to January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,078,209
Net realized gain (loss)	1,717,752
Change in net unrealized appreciation (depreciation)	37,329,344
Net increase (decrease) in net assets resulting from operations	41,125,305
Distributions to shareholders from net investment income	(1,147,778)
Share transactions Proceeds from sales of shares	675,225,856
Reinvestment of distributions	1,147,778
Cost of shares redeemed	(10,338,917)
Net increase (decrease) in net assets resulting from share transactions	666,034,717
Total increase (decrease) in net assets	706,012,244

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $899,123)	$ 706,012,244
Other Information Shares
Sold	67,522,485
Issued in reinvestment of distributions	114,207
Redeemed	(1,012,596)
Net increase (decrease)	66,624,096

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Period ended January 31, 2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	.59
Total from investment operations	.62
Distributions from net investment income	(.02)
Net asset value, end of period	$ 10.60
Total Return B,C	6.18%
Ratios to Average Net Assets E,H
Expenses before reductions	.75% A
Expenses net of fee waivers, if any	.75% A
Expenses net of all reductions	.68% A
Net investment income (loss)	2.07% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 706,012
Portfolio turnover rate F	34% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2013
% of fund's net assets
Exxon Mobil Corp.	7.0
Berkshire Hathaway, Inc. Class B	3.4
General Electric Co.	3.3
Wells Fargo & Co.	3.2
Occidental Petroleum Corp.	3.0
Merck & Co., Inc.	2.5
Johnson & Johnson	2.3
Pfizer, Inc.	2.0
U.S. Bancorp	1.9
AT&T, Inc.	1.8
30.4
Top Five Market Sectors as of January 31, 2013
% of fund's net assets
Financials	26.4
Energy	16.2
Health Care	11.3
Industrials	8.9
Consumer Discretionary	8.4
Asset Allocation (% of fund's net assets)
As of January 31, 2013*
Stocks 98.2%
Short-Term Investments and Net Other Assets (Liabilities) 1.8%
* Foreign investments	5.7%

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund

Investments January 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
CONSUMER DISCRETIONARY - 8.4%
Auto Components - 0.7%
Delphi Automotive PLC (a)	118,500	$ 4,581,210
Household Durables - 1.3%
Jarden Corp.	66,400	3,906,976
Whirlpool Corp.	45,900	5,295,942
		9,202,918
Internet & Catalog Retail - 0.7%
Liberty Media Corp.:
Interactive Series A (a)	151,300	3,216,638
Series A (a)	26,126	1,949,783
		5,166,421
Media - 2.4%
Comcast Corp. Class A	214,600	8,171,968
News Corp. Class A	282,200	7,828,228
Omnicom Group, Inc.	24,256	1,316,616
		17,316,812
Multiline Retail - 1.7%
Macy's, Inc.	118,800	4,693,788
Target Corp.	126,700	7,653,947
		12,347,735
Specialty Retail - 1.6%
Lowe's Companies, Inc.	171,800	6,561,042
Staples, Inc.	359,600	4,847,408
		11,408,450
TOTAL CONSUMER DISCRETIONARY		60,023,546
CONSUMER STAPLES - 7.3%
Beverages - 1.1%
Dr. Pepper Snapple Group, Inc.	54,600	2,460,822
Molson Coors Brewing Co. Class B	115,900	5,236,362
		7,697,184
Food & Staples Retailing - 1.0%
Walgreen Co.	179,200	7,160,832
Food Products - 3.2%
Archer Daniels Midland Co.	203,500	5,805,855
ConAgra Foods, Inc.	115,800	3,785,502
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Mondelez International, Inc.	303,100	$ 8,423,149
The J.M. Smucker Co.	51,200	4,537,856
		22,552,362
Household Products - 1.7%
Procter & Gamble Co.	160,700	12,078,212
Tobacco - 0.3%
Lorillard, Inc.	64,595	2,523,727
TOTAL CONSUMER STAPLES		52,012,317
ENERGY - 16.2%
Energy Equipment & Services - 2.1%
Cameron International Corp. (a)	106,200	6,723,522
National Oilwell Varco, Inc.	108,776	8,064,653
		14,788,175
Oil, Gas & Consumable Fuels - 14.1%
Anadarko Petroleum Corp.	139,900	11,194,798
Energen Corp.	107,800	5,189,492
Exxon Mobil Corp.	557,800	50,185,265
Occidental Petroleum Corp.	241,100	21,281,897
Phillips 66	152,700	9,249,039
The Williams Companies, Inc.	109,259	3,829,528
		100,930,019
TOTAL ENERGY		115,718,194
FINANCIALS - 26.4%
Capital Markets - 3.1%
BlackRock, Inc. Class A	46,700	11,034,276
State Street Corp.	201,300	11,202,345
		22,236,621
Commercial Banks - 8.2%
CIT Group, Inc. (a)	188,000	7,961,800
PNC Financial Services Group, Inc.	162,900	10,067,220
Popular, Inc. (a)	170,200	4,568,168
U.S. Bancorp	397,900	13,170,490
Wells Fargo & Co.	655,000	22,813,650
		58,581,328
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 1.5%
Capital One Financial Corp.	190,700	$ 10,740,224
Diversified Financial Services - 0.9%
The NASDAQ Stock Market, Inc.	229,200	6,490,944
Insurance - 10.1%
ACE Ltd.	112,300	9,582,559
AFLAC, Inc.	135,000	7,163,100
Axis Capital Holdings Ltd.	178,570	6,833,874
Berkshire Hathaway, Inc. Class B (a)	249,200	24,154,956
MetLife, Inc.	219,900	8,211,066
Reinsurance Group of America, Inc.	104,600	6,002,994
The Travelers Companies, Inc.	123,900	9,721,194
		71,669,743
Real Estate Investment Trusts - 1.7%
Boston Properties, Inc.	68,600	7,222,208
Simon Property Group, Inc.	30,500	4,885,490
		12,107,698
Real Estate Management & Development - 0.9%
CBRE Group, Inc. (a)	286,500	6,182,670
TOTAL FINANCIALS		188,009,228
HEALTH CARE - 11.3%
Biotechnology - 0.0%
Prothena Corp. PLC (a)	9	54
Health Care Equipment & Supplies - 0.7%
Alere, Inc. (a)	9,100	193,466
Baxter International, Inc.	23,700	1,607,808
Covidien PLC	26,300	1,639,542
St. Jude Medical, Inc.	26,300	1,070,410
Teleflex, Inc.	8,238	617,850
		5,129,076
Health Care Providers & Services - 2.4%
Cardinal Health, Inc.	29,800	1,305,538
Quest Diagnostics, Inc.	28,100	1,628,395
UnitedHealth Group, Inc.	162,300	8,960,583
WellPoint, Inc.	82,100	5,321,722
		17,216,238
Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc. (a)	90,500	1,002,740
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 0.7%
QIAGEN NV (a)	42,590	$ 894,390
Thermo Fisher Scientific, Inc.	56,700	4,090,338
		4,984,728
Pharmaceuticals - 7.3%
Eli Lilly & Co.	31,100	1,669,759
Endo Pharmaceuticals Holdings, Inc. (a)	35,000	1,108,100
Jazz Pharmaceuticals PLC (a)	14,400	812,016
Johnson & Johnson	221,900	16,402,848
Merck & Co., Inc.	403,300	17,442,725
Pfizer, Inc.	534,300	14,575,704
Zoetis, Inc. Class A	6,100	158,600
		52,169,752
TOTAL HEALTH CARE		80,502,588
INDUSTRIALS - 8.9%
Aerospace & Defense - 0.9%
General Dynamics Corp.	97,690	6,476,847
Air Freight & Logistics - 0.9%
FedEx Corp.	63,360	6,427,872
Commercial Services & Supplies - 1.5%
Corrections Corp. of America	85,400	3,235,806
Republic Services, Inc.	110,337	3,518,647
Waste Management, Inc.	113,745	4,138,043
		10,892,496
Construction & Engineering - 1.0%
AECOM Technology Corp. (a)	82,100	2,099,297
URS Corp.	115,347	4,784,594
		6,883,891
Industrial Conglomerates - 3.3%
General Electric Co.	1,053,081	23,462,645
Professional Services - 0.6%
Towers Watson & Co.	66,536	4,064,019
Road & Rail - 0.7%
Con-way, Inc.	69,034	2,166,287
CSX Corp.	132,272	2,913,952
		5,080,239
TOTAL INDUSTRIALS		63,288,009
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 6.3%
Communications Equipment - 1.5%
Cisco Systems, Inc.	512,500	$ 10,542,125
Computers & Peripherals - 0.8%
Hewlett-Packard Co.	328,200	5,418,582
Electronic Equipment & Components - 1.3%
Corning, Inc.	231,800	2,781,600
Jabil Circuit, Inc.	182,900	3,458,639
Tech Data Corp. (a)	64,200	3,268,422
		9,508,661
IT Services - 0.5%
Amdocs Ltd.	37,700	1,345,513
Global Payments, Inc.	46,000	2,265,960
		3,611,473
Semiconductors & Semiconductor Equipment - 1.7%
Avago Technologies Ltd.	53,200	1,902,964
Broadcom Corp. Class A	110,600	3,588,970
Freescale Semiconductor Holdings I Ltd. (a)	173,800	2,511,410
Intersil Corp. Class A	275,200	2,380,480
ON Semiconductor Corp. (a)	242,800	1,905,980
		12,289,804
Software - 0.5%
Symantec Corp. (a)	151,292	3,293,627
TOTAL INFORMATION TECHNOLOGY		44,664,272
MATERIALS - 3.5%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	67,100	5,866,553
Ashland, Inc.	43,000	3,375,930
Eastman Chemical Co.	61,100	4,347,265
LyondellBasell Industries NV Class A	98,600	6,253,212
		19,842,960
Containers & Packaging - 0.7%
Rock-Tenn Co. Class A	66,500	5,250,175
TOTAL MATERIALS		25,093,135
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 3.0%
AT&T, Inc.	369,400	12,851,426
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
CenturyLink, Inc.	172,100	$ 6,961,445
Frontier Communications Corp. (d)	294,200	1,344,494
		21,157,365
Wireless Telecommunication Services - 0.4%
NII Holdings, Inc. (a)(d)	468,357	3,278,499
TOTAL TELECOMMUNICATION SERVICES		24,435,864
UTILITIES - 6.5%
Electric Utilities - 3.6%
Edison International	128,500	6,192,415
ITC Holdings Corp.	56,900	4,608,900
NextEra Energy, Inc.	62,800	4,524,740
Northeast Utilities	159,000	6,476,070
OGE Energy Corp.	62,100	3,645,891
		25,448,016
Gas Utilities - 0.4%
ONEOK, Inc.	37,896	1,781,491
Questar Corp.	40,900	950,107
		2,731,598
Independent Power Producers & Energy Traders - 0.5%
Calpine Corp. (a)	60,900	1,201,557
The AES Corp.	244,700	2,652,548
		3,854,105
Multi-Utilities - 2.0%
CMS Energy Corp.	162,300	4,171,110
NiSource, Inc.	130,100	3,516,603
Sempra Energy	83,800	6,289,190
		13,976,903
TOTAL UTILITIES		46,010,622
TOTAL COMMON STOCKS (Cost $655,923,026)		699,757,775
Money Market Funds - 2.0%
	Shares	Value
Fidelity Cash Central Fund, 0.16% (b)	12,422,328	$ 12,422,328
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(c)	1,655,325	1,655,325
TOTAL MONEY MARKET FUNDS (Cost $14,077,653)		14,077,653
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $670,000,679)		713,835,428
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,274,824)
NET ASSETS - 100%		$ 712,560,604
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,092
Fidelity Securities Lending Cash Central Fund	1,999
Total	$ 6,091
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value (including securities loaned of $1,593,480) - See accompanying schedule: Unaffiliated issuers (cost $655,923,026)	$ 699,757,775
Fidelity Central Funds (cost $14,077,653)	14,077,653
Total Investments (cost $670,000,679)		$ 713,835,428
Cash		97,917
Receivable for investments sold		14,079,963
Dividends receivable		817,431
Distributions receivable from Fidelity Central Funds		3,656
Other receivables		82,235
Total assets		728,916,630

Liabilities
Payable for investments purchased	$ 14,179,999
Accrued management fee	324,402
Other affiliated payables	125,349
Other payables and accrued expenses	70,951
Collateral on securities loaned, at value	1,655,325
Total liabilities		16,356,026

Net Assets		$ 712,560,604
Net Assets consist of:
Paid in capital		$ 664,583,032
Undistributed net investment income		266,102
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,876,721
Net unrealized appreciation (depreciation) on investments		43,834,749
Net Assets, for 66,488,581 shares outstanding		$ 712,560,604
Net Asset Value, offering price and redemption price per share ($712,560,604 ÷ 66,488,581 shares)		$ 10.72

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Advisor Series Stock Selector Large Cap Value Fund
Financial Statements - continued

Statement of Operations

	For the period December 6, 2012 (commencement of operations) to January 31, 2013

Investment Income
Dividends		$ 2,035,935
Income from Fidelity Central Funds		6,091
Total income		2,042,026

Expenses
Management fee	$ 560,053
Transfer agent fees	188,684
Accounting and security lending fees	36,493
Custodian fees and expenses	39,007
Independent trustees' compensation	322
Audit	32,495
Miscellaneous	1
Total expenses before reductions	857,055
Expense reductions	(82,235)	774,820
Net investment income (loss)		1,267,206
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,876,750
Foreign currency transactions	10,693
Total net realized gain (loss)		3,887,443
Change in net unrealized appreciation (depreciation) on investment securities		43,834,749
Net gain (loss)		47,722,192
Net increase (decrease) in net assets resulting from operations		$ 48,989,398

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period December 6, 2012 (commencement of operations) to January 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,267,206
Net realized gain (loss)	3,887,443
Change in net unrealized appreciation (depreciation)	43,834,749
Net increase (decrease) in net assets resulting from operations	48,989,398
Distributions to shareholders from net investment income	(1,011,826)
Share transactions Proceeds from sales of shares	674,612,777
Reinvestment of distributions	1,011,826
Cost of shares redeemed	(11,041,571)
Net increase (decrease) in net assets resulting from share transactions	664,583,032
Total increase (decrease) in net assets	712,560,604

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $266,102)	$ 712,560,604
Other Information Shares
Sold	67,461,144
Issued in reinvestment of distributions	100,579
Redeemed	(1,073,142)
Net increase (decrease)	66,488,581

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Period ended January 31, 2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02
Net realized and unrealized gain (loss)	.72
Total from investment operations	.74
Distributions from net investment income	(.02)
Net asset value, end of period	$ 10.72
Total Return B,C	7.36%
Ratios to Average Net Assets E,H
Expenses before reductions	.85% A
Expenses net of fee waivers, if any	.85% A
Expenses net of all reductions	.77% A
Net investment income (loss)	1.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 712,561
Portfolio turnover rate F	48% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 6, 2012 (commencement of operations) to January 31, 2013.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity Advisor Series Equity-Income Fund and Fidelity Advisor Series Stock Selector Large Cap Value Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), each Fund attempts to obtain prices from

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by each Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, each Fund did not have any unrecognized tax benefits in the financial statements;

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity debt classifications, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Advisor Series Equity-Income Fund	$ 665,974,768	$ 40,197,952	$ (3,193,137)	$ 37,004,815
Fidelity Advisor Series Stock Selector Large Cap Value Fund	670,131,383	45,601,665	(1,897,620)	43,704,045

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
Fidelity Advisor Series Equity-Income Fund	$ 2,949,953	$ 22,689	$ 37,004,885
Fidelity Advisor Series Stock Selector Large Cap Value Fund	4,271,925	1,602	43,704,045

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

January 31, 2013
Ordinary Income
Fidelity Advisor Series Equity-Income Fund	$ 1,147,778
Fidelity Advisor Series Stock Selector Large Cap Value Fund	1,011,826

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Equity-Income Fund	883,943,189	227,442,334
Fidelity Advisor Series Stock Selector Large Cap Value Fund	975,136,910	323,084,891

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Advisor Series Stock Selector Large Cap Value Fund is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on Fidelity Advisor Series Stock Selector Large Cap Value Fund's relative investment performance as compared to an appropriate benchmark index. The Fund's performance adjustment will not take effect until December 1, 2013. Subsequent months will be added until the performance period includes 36 months. For the period, each Fund's annualized management fee rate expressed as a percentage of each Fund's net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Advisor Series Equity-Income Fund	.20%	.26%	.45%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.30%	.26%	.55%

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:

Fidelity Advisor Series Equity-Income Fund	.19%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.19%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Equity-Income Fund	$ 5,004
Fidelity Advisor Series Stock Selector Large Cap Value Fund	7,595

Exchanges In-Kind. During the period, certain investment companies managed by FMR or its affiliates (Investing Funds) completed exchanges in-kind with Fidelity Advisor Series Equity-Income Fund. The Investing Funds delivered cash and securities valued at $675,163,591 in exchange for 67,516,359 shares of Fidelity Advisor Series Equity-Income Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. Fidelity Advisor Series Equity-Income Fund recognized no gain or loss for federal income tax purposes.

In addition, certain investment companies managed by FMR or its affiliates (Investing Funds) completed exchanges in-kind with Fidelity Advisor Series Stock Selector Large Cap Value Fund. The Investing Funds delivered cash and securities valued at $674,550,401 in exchange for 67,455,040 shares of Fidelity Advisor Series Stock Selector Large Cap Value Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. Fidelity Advisor Series Stock Selector Large Cap Value Fund recognized no gain or loss for federal income tax purposes.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Advisor Series Equity-Income Fund	$ 12	$ -	$ -
Fidelity Advisor Series Stock Selector Large Cap Value Fund	1,999	1,849	1,343,580

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. All of the applicable expense reductions are noted in the table below.

Brokerage Service reduction

Fidelity Advisor Series Equity-Income Fund	$ 63,410
Fidelity Advisor Series Stock Selector Large Cap Value Fund	82,235

Annual Report

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Advisor Series Equity-Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series Equity-Income Fund (the Fund), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2013, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 6, 2012 (commencement of operations) to January 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series Equity-Income Fund as of January 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 6, 2012 (commencement of operations) to January 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 20, 2013

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Advisor Series Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Series Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2013 and the results of its operations, the changes in its net assets for and the financial highlights for the period of December 6, 2012 (commencement of operations) through January 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Series Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 20, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-
present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Peter S. Lynch (69)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006
Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (49)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Series Equity-Income Fund	03/11/13	03/08/13	$0.000	$0.033
Fidelity Advisor Series Stock Selector Large Cap Value Fund	03/11/13	03/08/13	$0.005	$0.061

The funds hereby designate as a capital gain dividend the amounts noted below for the taxable year ended January 31, 2013 or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Series Equity-Income Fund	$ 22,688
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$ 1,602

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Fidelity Advisor Series Equity-Income Fund	0.04%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for dividends-received deduction shareholders.

December 2012
Fidelity Advisor Series Equity-Income Fund	99%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	88%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of a maximum rate under 1(h) (11) of the Internal Revenue Code.

December 2012
Fidelity Advisor Series Equity-Income Fund	99%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	100%

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Series Equity-Income Fund

Fidelity Advisor Series Stock Selector Large Cap Value Fund

On September 19, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel, and also considered the funds' investment objective, strategies, and related investment philosophy. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. Each fund is a new fund and therefore had no historical performance for the Board to review at the time it approved each fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven Income/Growth and Growth & Capital Appreciation selection, which the Board is familiar with through its supervision of other Fidelity funds that invest in such securities.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's proposed management fee and the projected total expense ratio of the fund in reviewing the Advisory Contracts. The Board noted that each fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics. The Board also considered that the projected total expense ratios are comparable to those of similar classes and funds that Fidelity offers to shareholders.

Based on its review, the Board concluded that each fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. Each fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of each fund at the time it approved the Advisory Contracts. In connection with its future renewal of each fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders.

Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that each fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be approved.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA
Fidelity Advisor Series Stock Selector Large Cap Value Fund

The Northern Trust Company

Chicago, IL
Fidelity Advisor Series Equity-Income Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AEDTI-ALDTI-ANN-0313
1.956891.100

Item 2. Code of Ethics

As of the end of the period, January 31, 2013, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Series Equity-Income Fund, Fidelity Series All-Sector Equity Fund, Fidelity Series Equity-Income Fund and Fidelity Series Large Cap Value Fund (the "Funds"):

Services Billed by Deloitte Entities

January 31, 2013 FeesA,b

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Equity-Income Fund	$35,000	$-	$5,800	$-
Fidelity Series All-Sector Equity Fund	$43,000	$-	$4,700	$2,100
Fidelity Series Equity-Income Fund	$35,000	$-	$5,800	$100
Fidelity Series Large Cap Value Fund	$51,000	$-	$6,700	$1,900

January 31, 2012 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Equity-Income Fund	$-	$-	$-	$-
Fidelity Series All-Sector Equity Fund	$42,000		$4,600	$1,800
Fidelity Series Equity-Income Fund	$-	$-	$-	$-
Fidelity Series Large Cap Value Fund	$54,000	$-	$6,600	$1,700

A Amounts may reflect rounding.

B Fidelity Advisor Series Equity-Income Fund and Fidelity Series Equity-Income Fund commenced operations on December 6, 2012.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Series Stock Selector Large Cap Value Fund, Fidelity Equity-Income Fund, Fidelity Large Cap Growth Fund, Fidelity Mid Cap Value Fund, and Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Stock Selector Large Cap Value Fund (the "Funds"):

Services Billed by PwC

January 31, 2013 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$30,000	$-	$2,700	$200
Fidelity Equity-Income Fund	$146,000	$-	$4,400	$5,000
Fidelity Large Cap Growth Fund	$49,000	$-	$3,300	$1,600
Fidelity Mid Cap Value Fund	$50,000	$-	$3,300	$1,700
Fidelity Series Stock Selector Large Cap Value Fund	$32,000	$-	$2,700	$300
Fidelity Stock Selector Large Cap Value Fund	$50,000	$-	$3,300	$1,700

January 31, 2012 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$-	$-	$-	$-
Fidelity Equity-Income Fund	$169,000	$-	$4,300	$6,100
Fidelity Large Cap Growth Fund	$49,000	$-	$3,300	$1,600
Fidelity Mid Cap Value Fund	$49,000	$-	$3,300	$1,800
Fidelity Series Stock Selector Large Cap Value Fund	$-	$-	$-	$-
Fidelity Stock Selector Large Cap Value Fund	$49,000	$-	$3,300	$1,800

A Amounts may reflect rounding.

B Fidelity Advisor Series Stock Selector Large Cap Value Fund and Fidelity Series Stock Selector Large Cap Value Fund commenced operations on December 6, 2012.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	January 31, 2013A,B	January 31, 2012A,B
Audit-Related Fees	$910,000	$612,000
Tax Fees	$-	$-
All Other Fees	$735,000	$635,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Series Equity-Income Fund and Fidelity Series Equity-Income Fund's commencement of operations.

Services Billed by PwC

	January 31, 2013A,B	January 31, 2012A,B
Audit-Related Fees	$4,755,000	$3,793,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Series Stock Selector Large Cap Value Fund and Fidelity Series Stock Selector Large Cap Value Fund's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2013 A,B	January 31, 2012 A,B
PwC	$5,595,000	$5,105,000
Deloitte Entities	$1,695,000	$1,355,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Advisor Series Equity-Income Fund and Fidelity Series Equity-Income Fund's commencement of operations and may include amounts billed prior to the Fidelity Advisor Series Stock Selector Large Cap Value Fund and Fidelity Series Stock Selector Large Cap Value Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 27, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 27, 2013